UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July1, 2010 through December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2010 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund JPMorgan Small Cap Core Fund JPMorgan Small Cap Equity Fund JPMorgan Small Cap Growth Fund JPMorgan Small Cap Value Fund JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index, respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Stocks in most of the world’s capital markets rallied during the six months ended December 31, 2010. In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. stocks, as measured by the S&P 500 Index, returned 23.27% for the six months ended December 31, 2010. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period. The Russell 2000 Index, which is comprised of U.S. small-cap stocks, returned 29.38% for the six months ended December 31, 2010, while the Russell 2000 Growth Index and the Russell 2000 Value Index returned 32.14% and 26.58%, respectively.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	35.03%
Russell 2000 Growth Index	32.14%

Net Assets as of 12/31/2010 (In Thousands)	$279,996

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the technology and consumer discretionary sectors contributed to relative performance. The Fund’s stock selection in the energy sector and stock selection and overweight in the health care sector detracted from relative performance.

Individual contributors to relative performance included NetSuite, Inc., Fortinet, Inc. and BroadSoft, Inc. NetSuite, Inc., a software and programming company, raised its outlook for its 2010 earnings and its shares benefited from investor enthusiasm surrounding the company’s participation in the growing cloud computing industry (cloud computing is a type of computing where shared servers provide resources, software, and data to computers and other devices on demand). Network security provider Fortinet, Inc. posted better-than-expected quarterly results, helped by increased demand for its unified threat management software. Shares of BroadSoft, Inc., a global provider of Internet protocol-based communications services, rose after the company reported strong third-quarter earnings and increased its earnings outlook due to higher demand for its communications applications.

Individual detractors from the Fund’s relative performance included Amedisys, Inc., Lincoln Educational Services Corp. and Thoratec Corp. Amedisys, Inc. is a provider of home health and hospices services. The stock declined after the company announced a lower outlook for earnings and a federal investigation into its reimbursement and billing claims submitted to Medicare. The Fund exited its position in Amedisys, Inc. Shares of Lincoln Educational Services Corp., a provider of career-oriented post-secondary education, declined on concerns that proposed regulation of federal student aid programs would hurt the company’s earnings. Thoratec Corp. is a manufacturer of mechanical circulatory support products used by patients with heart failure. The stock declined following an announcement that a competitor’s experimental heart pump showed favorable results in trials, raising concerns that Thoratec Corp. could lose market share.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the materials and processing sector and the Fund’s largest overweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Avis Budget Group, Inc.	1.6%
2.	Concho Resources, Inc.	1.5
3.	Emeritus Corp.	1.5
4.	HEICO Corp.	1.4
5.	OfficeMax, Inc.	1.4
6.	Heidrick & Struggles International, Inc.	1.4
7.	Omnicell, Inc.	1.4
8.	Blackboard, Inc.	1.4
9.	Bruker Corp.	1.4
10.	Cavium Networks, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.7%
Industrials	20.8
Health Care	19.7
Consumer Discretionary	15.8
Financials	6.3
Energy	3.9
Materials	1.8
Telecommunication Services	0.5
Short-Term Investment	3.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		35.03%	33.38%	4.51%	2.82%
With Sales Charge**		27.97	26.41	3.39	2.27
CLASS B SHARES	5/19/97
Without CDSC		34.52	32.48	3.88	2.32
With CDSC***		29.52	27.48	3.53	2.32
CLASS C SHARES	1/7/98
Without CDSC		34.49	32.46	3.89	2.19
With CDSC****		33.49	31.46	3.89	2.19
SELECT CLASS SHARES	4/5/99	35.23	33.85	4.93	3.24

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	27.99%
Russell 2000 Index	29.38%

Net Assets as of 12/31/2010 (In Thousands)	$526,718

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the health care and materials sectors detracted from relative performance, while the Fund’s stock selection in the financials and consumer discretionary sectors contributed to relative performance.

Individual detractors from relative performance included American Medical Systems Holdings, Inc. and Thoratec Corp. Surgical products maker American Medical Systems Holdings Inc. reported a lower third-quarter profit. Thoratec Corp. is a manufacturer of mechanical circulatory support products used by patients with heart failure. The stock declined following an announcement that a competitor’s experimental heart pump showed favorable results in trials, raising concerns that Thoratec Corp. could lose market share. Not owning shares of Riverbed Technology, Inc. also hurt the Fund’s relative performance as the stock was a strong performer in the Benchmark.

Individual contributors to relative performance included Skyworks Solutions, Inc., BroadSoft, Inc. and Clayton Williams Energy, Inc. Skyworks Solutions, Inc., which sells chips for mobile phones, reported better-than-expected fiscal fourth-quarter revenue and issued a positive revenue outlook for its fiscal first quarter. Shares of BroadSoft, Inc., a global provider of Internet protocol-based communications services, rose after the company reported strong third-quarter earnings and increased its earnings outlook due to higher demand for its communications applications. Clayton Williams Energy, Inc., an oil and natural gas exploration and production company, advanced on the increasing price of oil and the company’s strong third-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employed a bottom-up approach to stock selection, using quantitative screening and proprietary fundamental analysis to construct a portfolio of attractively priced stocks with strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	JDA Software Group, Inc.	1.0%
2.	Skyworks Solutions, Inc.	1.0
3.	Regal-Beloit Corp.	0.9
4.	Triumph Group, Inc.	0.9
5.	GrafTech International Ltd.	0.9
6.	EnPro Industries, Inc.	0.8
7.	World Acceptance Corp.	0.8
8.	Cash America International, Inc.	0.8
9.	American Equity Investment Life Holding Co.	0.8
10.	Deckers Outdoor Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.6%
Industrials	16.2
Information Technology	15.8
Consumer Discretionary	14.3
Health Care	12.5
Energy	6.2
Materials	4.8
Utilities	3.0
Consumer Staples	2.6
Telecommunication Services	1.4
U.S. Treasury Obligation	0.1
Short-Term Investment	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	27.99%	27.37%	2.22%	3.15%	4.77%

*	Not annualized.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	26.78%
Russell 2000 Index	29.38%

Net Assets as of 12/31/2010 (In Thousands)	$2,258,193

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection and underweight in the technology sector and stock selection in the materials and processing sector detracted from relative performance. The Fund’s stock selection in the consumer discretionary and producer durables sectors contributed to relative performance.

Among individual detractors, shares of PharMerica Corp., an institutional pharmacy services company, declined on uncertainty surrounding federal health care reform. The Fund’s underweight positions in technology companies Riverbed Technology, Inc. and TIBCO Software, Inc. also detracted from relative performance, as both of these stocks were strong performers in the Benchmark during the reporting period.

Individual contributors included Penn National Gaming, Inc., Dice Holdings, Inc. and Approach Resources, Inc. Casino and gaming company Penn National Gaming, Inc. reported strong revenue, benefiting from a series of accretive acquisitions. Dice Holdings. Inc. is an employment recruiting company and benefited as companies began to increase hiring. Shares of Approach Resources, Inc. gained after the oil and gas operations company raised its outlook for 2010 production levels following its acquisition of an additional 10% working interest in the Cinco Terry Field in the Permian Basin, an area of oil and gas reserves in Texas.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

As a result of this process, the Fund’s largest overweight during the reporting period was in the materials and processing sector, while the Fund’s largest underweight was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Silgan Holdings, Inc.	2.5%
2.	ProAssurance Corp.	2.2
3.	Jarden Corp.	2.2
4.	Waste Connections, Inc.	1.9
5.	TransDigm Group, Inc.	1.9
6.	Coventry Health Care, Inc.	1.9
7.	Aptargroup, Inc.	1.7
8.	Iberiabank Corp.	1.7
9.	Papa John’s International, Inc.	1.7
10.	Kaydon Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.6%
Consumer Discretionary	18.6
Industrials	15.5
Health Care	10.2
Information Technology	10.0
Materials	8.1
Energy	5.9
Utilities	2.4
Consumer Staples	2.3
Telecommunication Services	1.7
Short-Term Investment	3.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		26.78%	26.00%	8.14%	8.29%
With Sales Charge**		20.10	19.36	6.98	7.71
CLASS B SHARES	3/28/95
Without CDSC		26.47	25.36	7.60	7.74
With CDSC***		21.47	20.36	7.30	7.74
CLASS C SHARES	2/19/05
Without CDSC		26.47	25.36	7.60	7.63
With CDSC****		25.47	24.36	7.60	7.63
CLASS R2 SHARES	11/3/08	26.62	25.70	8.03	8.23
CLASS R5 SHARES	5/15/06	27.12	26.65	8.69	8.85
SELECT CLASS SHARES	5/7/96	26.96	26.41	8.48	8.75

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
**** Assumes	a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	34.90%
Russell 2000 Growth Index	32.14%

Net Assets as of 12/31/2010 (In Thousands)	$585,247

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the technology and consumer discretionary sectors contributed to relative performance. The Fund’s stock selection in the energy sector and stock selection and overweight in the health care sector detracted from relative performance.

Individual contributors to relative performance included NetSuite, Inc., Fortinet, Inc. and BroadSoft, Inc. NetSuite, Inc., a software and programming company, raised its outlook for its 2010 earnings and its shares benefited from investor enthusiasm surrounding the company’s participation in the growing cloud computing industry (cloud computing is a type of computing where shared servers provide resources, software, and data to computers and other devices on demand). Network security provider Fortinet, Inc. posted better-than-expected quarterly results, helped by increased demand for its unified threat management software. Shares of BroadSoft, Inc., a global provider of Internet protocol-based communications services, rose after the company reported strong third-quarter earnings and increased its earnings outlook due to higher demand for its communications applications.

Individual detractors from the Fund’s relative performance included Amedisys, Inc., Lincoln Educational Services Corp. and Thoratec Corp. Amedisys, Inc. is a provider of home health and hospices services. The stock declined after the company announced a lower outlook for earnings and a federal investigation into its reimbursement and billing claims submitted to Medicare. The Fund exited its position in Amedisys, Inc. Shares of Lincoln Educational Services Corp., a provider of career-oriented post-secondary education, declined on concerns that proposed regulation of federal student aid programs would hurt the company’s earnings. Thoratec Corp. is a manufacturer of mechanical circulatory support products used by patients with heart failure. The stock declined following an announcement that a competitor’s experimental heart pump showed favorable results in trials, raising concerns that Thoratec Corp.

could lose market share.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the materials and processing sector and the Fund’s largest overweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Avis Budget Group, Inc.	1.6%
2.	Concho Resources, Inc.	1.5
3.	Emeritus Corp.	1.5
4.	HEICO Corp.	1.4
5.	OfficeMax, Inc.	1.4
6.	Heidrick & Struggles International, Inc.	1.4
7.	Blackboard, Inc.	1.4
8.	Omnicell, Inc.	1.4
9.	Bruker Corp.	1.4
10.	Cavium Networks, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.9%
Industrials	20.9
Health Care	19.8
Consumer Discretionary	15.9
Financials	6.4
Energy	4.0
Materials	1.8
Telecommunication Services	0.4
Short-Term Investment	2.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		34.90%	33.77%	6.53%	5.67%
With Sales Charge**		27.80	26.79	5.39	5.10
CLASS B SHARES	9/12/94
Without CDSC		34.50	32.95	5.87	5.09
With CDSC***		29.50	27.95	5.55	5.09
CLASS C SHARES	11/4/97
Without CDSC		34.59	33.10	5.92	4.98
With CDSC****		33.59	32.10	5.92	4.98
CLASS R2 SHARES	11/3/08	34.79	33.65	6.28	4.88
CLASS R6 SHARES	11/30/10	35.17	34.40	6.96	6.03
INSTITUTIONAL CLASS SHARES	2/19/05	35.17	34.40	6.96	6.03
SELECT CLASS SHARES	3/26/96	35.14	34.21	6.80	5.94

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	25.58%
Russell 2000 Value Index	26.58%

Net Assets as of 12/31/2010 (In Thousands)	$498,987

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the materials and energy sectors detracted from relative performance, while the Fund’s stock selection in the financials and information technology sectors contributed to relative performance.

Individual detractors from relative performance included Cal Dive International, Inc., Spartech Corp. and TCF Financial Corp. Cal Dive International, Inc., which provides services and equipment to the offshore drilling industry, was hurt by uncertainty about potential regulatory changes as a result of the oil spill in the Gulf of Mexico. Spartech Corp., a producer of engineered thermoplastic materials, polymer compounds, and molded products, battled rising resin prices throughout the reporting period and materially underperformed expectations in its third quarter. In addition to growing bad debt expense and sustained manufacturing inefficiencies at facilities going through consolidations and/or restructurings, the company also fired and replaced its chief executive officer for the third time in five years. Shares of Minnesota-based bank TCF Financial Corp. declined due to concerns about federal legislation that would limit the fees that banks can charge retailers on debit-card transactions.

Individual contributors to relative performance included

Dillard’s, Inc., BroadSoft, Inc. and Medicines Co. U.S. department store chain Dillard’s, Inc. reported an increase in same-store sales, a statistic used by retailers that compares sales of a company’s stores that have been open for a year or more. Shares of BroadSoft, Inc., a global provider of Internet protocol-based communications services, rose after the company reported strong third-quarter earnings and increased its earnings outlook due to higher demand for its communications applications. Shares of Medicines Co. gained after a district court ordered the U.S. Patent and Trademark Office to approve the company’s patent term extension application for its Angiomax drug.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers used a quantitative ranking methodology to identify stocks in each sector that, in their view, were trading at attractively valued levels. Through bottom-up fundamental research, they sought companies that exhibited high earnings quality and had management teams that made effective capital deployment decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Magellan Health Services, Inc.	1.1%
2.	World Acceptance Corp.	1.1
3.	Platinum Underwriters Holdings Ltd., (Bermuda)	1.0
4.	Nicor, Inc.	1.0
5.	Dillard’s, Inc., Class A	1.0
6.	WESCO International, Inc.	0.9
7.	Laclede Group, Inc. (The)	0.9
8.	DCT Industrial Trust, Inc.	0.9
9.	Key Energy Services, Inc.	0.9
10.	First Commonwealth Financial Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	35.4%
Industrials	13.7
Consumer Discretionary	11.5
Information Technology	10.1
Energy	6.3
Utilities	6.2
Materials	5.8
Health Care	5.4
Consumer Staples	2.5
Telecommunication Services	1.0
U.S. Treasury Obligation	0.2
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		25.37%	25.47%	3.84%	9.11%
With Sales Charge**		18.75	18.86	2.73	8.52
CLASS B SHARES	1/27/95
Without CDSC		25.00	24.71	3.20	8.52
With CDSC***		20.00	19.71	2.84	8.52
CLASS C SHARES	3/22/99
Without CDSC		25.04	24.71	3.23	8.39
With CDSC****		24.04	23.71	3.23	8.39
CLASS R2 SHARES	11/3/08	25.25	25.20	3.59	8.81
CLASS R5 SHARES	5/15/06	25.55	25.84	4.19	9.43
CLASS R6 SHARES*****	2/22/05	25.69	25.93	4.25	9.47
SELECT CLASS SHARES	1/27/95	25.58	25.82	4.11	9.39

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.
*****	Effective November 30, 2010, the Fund’s Ultra Shares were renamed Class R6 Shares.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap

Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	26.83%
Russell 2000 Index	29.38%

Net Assets as of 12/31/2010 (In Thousands)	$54,834

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the information technology and materials sectors detracted from relative performance, while the Fund’s stock selection in the industrials and consumer staples sectors contributed to relative performance.

Individual detractors from relative performance included Cal Dive International, Inc., Spartech Corp. and Suffolk Bancorp. Cal Dive International, Inc., which provides services and equipment to the offshore drilling industry, was hurt by uncertainty about potential regulatory changes as a result of the oil spill in the Gulf of Mexico. Spartech Corp., a producer of engineered thermoplastic materials, polymer compounds, and molded products, battled rising resin prices throughout the reporting period and materially underperformed expectations in its third quarter. In addition to growing bad debt expense and sustained manufacturing inefficiencies at facilities going through consolidations and/or restructurings, the company also fired and replaced its chief executive officer for the third time in five years. Shares of New York based bank Suffolk Bancorp declined due to concerns about federal legislation that would limit the fees that banks can charge retailers on debit-card transactions.

Individual contributors to relative performance included Dillard’s, Inc., VeriFone Systems, Inc. and BroadSoft, Inc. U.S. department store chain Dillard’s, Inc. reported an increase in same-store sales, a statistic used by retailers that compares sales of a company’s stores that have been open for a year or more. Credit card swipe machine maker VeriFone Systems, Inc. reported better-than-expected fourth-quarter revenue, helped by growth in its domestic and Latin American markets. Shares of BroadSoft, Inc., a global provider of Internet protocol-based communications services, rose after the company reported strong third-quarter earnings and increased its earnings outlook due to higher demand for its communications applications.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers used a quantitative ranking methodology to identify stocks in each sector that, in their view, were trading at attractively valued levels. Through bottom-up fundamental research, they sought companies that exhibited high earnings quality and had management teams that made effective capital deployment decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Dillard’s, Inc., Class A	1.4%
2.	VeriFone Systems, Inc.	1.2
3.	Minerals Technologies, Inc.	1.2
4.	WESCO International, Inc.	1.2
5.	JAKKS Pacific, Inc.	1.1
6.	Nordson Corp.	1.1
7.	Manhattan Associates, Inc.	1.1
8.	Finish Line, Inc. (The), Class A	1.0
9.	Cubic Corp.	1.0
10.	EMCOR Group, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.3%
Information Technology	17.4
Consumer Discretionary	16.0
Industrials	14.1
Health Care	12.6
Materials	5.6
Energy	4.9
Utilities	3.1
Consumer Staples	2.3
Telecommunication Services	1.3
U.S. Treasury Obligation	0.3
Short-Term Investment	2.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		26.35%	26.51%	3.78%	3.71%
With Sales Charge**		19.74	19.89	2.66	3.15
CLASS C SHARES	11/1/07
Without CDSC		26.07	25.91	3.47	3.55
With CDSC***		25.07	24.91	3.47	3.55
INSTITUTIONAL CLASS SHARES	11/4/93	26.83	27.15	4.17	3.99
SELECT CLASS SHARES	9/10/01	26.56	26.88	3.97	3.81

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001, operated in a master feeder structure. Returns for the Institutional Class Shares prior to September 7, 2001 are calculated using the historical expenses of an institutional feeder, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to their inception date are calculated using the historical expenses of a retail feeder, that was merged out of existence and whose expenses are substantially similar to the expenses of the Select Class Shares, from June 30, 1999 to September 10, 2001.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.9%
	Consumer Discretionary — 15.7%
	Auto Components — 1.2%
114	Gentex Corp. (c)	3,361

	Diversified Consumer Services — 2.2%
67	American Public Education, Inc. (a) (c)	2,486
82	Archipelago Learning, Inc. (a) (c)	801
64	Sotheby’s	2,880

		6,167

	Hotels, Restaurants & Leisure — 4.1%
120	Bravo Brio Restaurant Group, Inc. (a)	2,304
89	Gaylord Entertainment Co. (a)	3,183
344	Morgans Hotel Group Co. (a) (c)	3,122
56	Vail Resorts, Inc. (a) (c)	2,893

		11,502

	Internet & Catalog Retail — 0.9%
114	Nutrisystem, Inc. (c)	2,406

	Media — 1.8%
27	Morningstar, Inc. (c)	1,428
176	National CineMedia, Inc.	3,508

		4,936

	Specialty Retail — 2.3%
71	hhgregg, Inc. (a) (c)	1,485
47	Lumber Liquidators Holdings, Inc. (a) (c)	1,166
221	OfficeMax, Inc. (a)	3,910

		6,561

	Textiles, Apparel & Luxury Goods — 3.2%
115	CROCS, Inc. (a)	1,962
42	Deckers Outdoor Corp. (a)	3,355
31	Under Armour, Inc., Class A (a)	1,697
62	Vera Bradley, Inc. (a)	2,033

		9,047

	Total Consumer Discretionary	43,980

	Energy — 3.9%
	Energy Equipment & Services — 1.3%
26	CARBO Ceramics, Inc. (c)	2,640
107	Global Geophysical Services, Inc. (a)	1,111

		3,751

	Oil, Gas & Consumable Fuels — 2.6%
47	Concho Resources, Inc. (a)	4,138
81	Forest Oil Corp. (a)	3,072

		7,210

	Total Energy	10,961

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 6.3%
	Capital Markets — 3.8%
30	Affiliated Managers Group, Inc. (a)	2,927
179	Financial Engines, Inc. (a)	3,552
250	Gleacher & Co., Inc. (a)	592
16	Greenhill & Co., Inc.	1,299
200	PennantPark Investment Corp.	2,443

		10,813

	Commercial Banks — 1.1%
30	City National Corp. (c)	1,865
23	Signature Bank (a)	1,130

		2,995

	Diversified Financial Services — 0.7%
51	MSCI, Inc., Class A (a)	1,987

	Insurance — 0.7%
31	ProAssurance Corp. (a)	1,855

	Total Financials	17,650

	Health Care — 19.6%
	Biotechnology — 4.6%
38	Acorda Therapeutics, Inc. (a)	1,039
310	Ariad Pharmaceuticals, Inc. (a)	1,583
99	AVEO Pharmaceuticals, Inc. (a)	1,453
249	Halozyme Therapeutics, Inc. (a) (c)	1,973
166	Idenix Pharmaceuticals, Inc. (a)	835
69	Incyte Corp., Ltd. (a) (c)	1,143
45	Onyx Pharmaceuticals, Inc. (a)	1,666
33	Pharmasset, Inc. (a)	1,419
69	Theravance, Inc. (a) (c)	1,717

		12,828

	Health Care Equipment & Supplies — 3.2%
71	Imris, Inc., (Canada) (a)	404
195	Insulet Corp. (a) (c)	3,018
72	Masimo Corp. (c)	2,087
151	MELA Sciences, Inc. (a) (c)	505
120	Syneron Medical Ltd., (Israel) (a)	1,219
58	Thoratec Corp. (a)	1,651

		8,884

	Health Care Providers & Services — 3.6%
210	Emeritus Corp. (a) (c)	4,129
120	Health Net, Inc. (a)	3,269
98	Healthspring, Inc. (a)	2,601

		9,999

	Health Care Technology — 3.2%
160	MedAssets, Inc. (a)	3,230
266	Omnicell, Inc. (a)	3,845

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Technology — Continued
141	Vital Images, Inc. (a)	1,970

		9,045

	Life Sciences Tools & Services — 2.5%
227	Bruker Corp. (a)	3,775
332	Enzo Biochem, Inc. (a) (c)	1,755
72	Icon plc, (Ireland), ADR (a)	1,568

		7,098

	Pharmaceuticals — 2.5%
115	Aegerion Pharmaceuticals, Inc. (a) (c)	1,625
134	Cumberland Pharmaceuticals, Inc. (a) (c)	805
153	Nektar Therapeutics (a) (c)	1,962
163	Sucampo Pharmaceuticals, Inc., Class A (a)	627
110	ViroPharma, Inc. (a)	1,912

		6,931

	Total Health Care	54,785

	Industrials — 20.6%
	Aerospace & Defense — 2.6%
105	DigitalGlobe, Inc. (a)	3,333
78	HEICO Corp. (c)	4,003

		7,336

	Building Products — 2.8%
50	Lennox International, Inc.	2,383
85	Simpson Manufacturing Co., Inc. (c)	2,640
123	Trex Co., Inc. (a) (c)	2,958

		7,981

	Commercial Services & Supplies — 0.7%
79	GEO Group, Inc. (The) (a)	1,948

	Electrical Equipment — 4.2%
55	Acuity Brands, Inc.	3,184
102	EnerSys (a)	3,290
152	Generac Holdings, Inc. (a)	2,456
80	General Cable Corp. (a)	2,790

		11,720

	Industrial Conglomerates — 1.0%
69	Carlisle Cos., Inc.	2,722

	Machinery — 3.4%
91	Graco, Inc.	3,586
37	Middleby Corp. (a)	3,090
56	Wabtec Corp.	2,935

		9,611

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 1.4%
136	Heidrick & Struggles International, Inc.	3,896

	Road & Rail — 3.5%
293	Avis Budget Group, Inc. (a) (c)	4,554
87	Marten Transport Ltd.	1,849
109	Old Dominion Freight Line, Inc. (a) (c)	3,473

		9,876

	Trading Companies & Distributors — 1.0%
131	Rush Enterprises, Inc., Class A (a)	2,678

	Total Industrials	57,768

	Information Technology — 27.5%
	Communications Equipment — 2.2%
90	Riverbed Technology, Inc. (a)	3,170
68	ViaSat, Inc. (a) (c)	3,035

		6,205

	Computers & Peripherals — 1.0%
101	Compellent Technologies, Inc. (a)	2,790

	Internet Software & Services — 4.2%
131	DealerTrack Holdings, Inc. (a) (c)	2,619
131	IntraLinks Holdings, Inc. (a)	2,445
78	LogMeIn, Inc. (a) (c)	3,437
101	Rackspace Hosting, Inc. (a) (c)	3,184

		11,685

	Semiconductors & Semiconductor Equipment — 8.2%
100	Cavium Networks, Inc. (a)	3,764
50	Cymer, Inc. (a) (c)	2,253
54	Hittite Microwave Corp. (a)	3,284
120	Inphi Corp. (a)	2,420
143	Mellanox Technologies Ltd., (Israel) (a)	3,729
139	Monolithic Power Systems, Inc. (a)	2,303
191	TriQuint Semiconductor, Inc. (a) (c)	2,230
81	Varian Semiconductor Equipment Associates, Inc. (a)	3,006

		22,989

	Software — 11.9%
93	Blackboard, Inc. (a) (c)	3,844
117	BroadSoft, Inc. (a)	2,791
44	Concur Technologies, Inc. (a) (c)	2,300
96	Fortinet, Inc. (a)	3,112
95	NetSuite, Inc. (a)	2,377
182	Nuance Communications, Inc. (a) (c)	3,303
101	RealPage, Inc. (a)	3,130
167	SolarWinds, Inc. (a)	3,222
111	Sourcefire, Inc. (a) (c)	2,889

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
123	Taleo Corp., Class A (a)	3,406
159	TIBCO Software, Inc. (a)	3,135

		33,509

	Total Information Technology	77,178

	Materials — 1.8%
	Chemicals — 1.0%
92	Innospec, Inc. (a)	1,883
46	STR Holdings, Inc. (a) (c)	916

		2,799

	Metals & Mining — 0.8%
133	Commercial Metals Co.	2,201

	Total Materials	5,000

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
86	Cbeyond, Inc. (a) (c)	1,319

	Total Common Stocks (Cost $203,041)	268,641

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.5%
	Investment Company — 3.5%
9,837	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $9,837)	9,837

Investment of Cash Collateral for Securities on Loan — 15.3%
	Investment Company — 15.3%
42,747	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $42,747)	42,747

	Total Investments — 114.7% (Cost $255,625)	321,225
	Liabilities in Excess of Other Assets — (14.7)%	(41,229)

	NET ASSETS — 100.0%	$279,996

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Consumer Discretionary — 14.3%
	Auto Components — 0.7%
97	Cooper Tire & Rubber Co.	2,292
49	Spartan Motors, Inc.	299
84	Standard Motor Products, Inc.	1,145

		3,736

	Diversified Consumer Services — 0.0% (g)
9	Lincoln Educational Services Corp.	135
10	Mac-Gray Corp.	154
4	Spectrum Group International, Inc. (a) (c)	10

		299

	Hotels, Restaurants & Leisure — 1.9%
63	Bravo Brio Restaurant Group, Inc. (a)	1,208
16	Cracker Barrel Old Country Store, Inc.	898
74	DineEquity, Inc. (a)	3,644
103	Domino’s Pizza, Inc. (a)	1,649
128	Ruby Tuesday, Inc. (a)	1,668
165	Ruth’s Hospitality Group, Inc. (a)	762

		9,829

	Household Durables — 1.7%
65	American Greetings Corp., Class A	1,445
1	CSS Industries, Inc.	12
59	Helen of Troy Ltd., (Bermuda) (a)	1,767
26	Hooker Furniture Corp.	370
21	Jarden Corp.	636
22	Libbey, Inc. (a)	337
50	Lifetime Brands, Inc. (a) (c)	703
91	Tempur-Pedic International, Inc. (a)	3,658

		8,928

	Leisure Equipment & Products — 0.5%
84	JAKKS Pacific, Inc. (a)	1,531
42	RC2 Corp. (a)	912
16	Sturm Ruger & Co., Inc. (c)	237

		2,680

	Media — 1.6%
43	AH Belo Corp., Class A (a)	370
90	Belo Corp., Class A (a)	638
32	Entercom Communications Corp., Class A (a)	375
187	Journal Communications, Inc., Class A (a)	946
18	Knology, Inc. (a)	277
75	LIN TV Corp., Class A (a)	398
186	Mediacom Communications Corp., Class A (a)	1,576
169	Sinclair Broadcast Group, Inc., Class A	1,385
75	Valassis Communications, Inc. (a)	2,429

		8,394

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.7%
68	Dillard’s, Inc., Class A	2,580
99	Saks, Inc. (a) (c)	1,059

		3,639

	Specialty Retail — 3.5%
34	Aeropostale, Inc. (a)	833
94	Asbury Automotive Group, Inc. (a)	1,741
24	Brown Shoe Co., Inc.	340
157	Cabela’s, Inc. (a) (c)	3,417
143	Casual Male Retail Group, Inc. (a)	679
65	Collective Brands, Inc. (a)	1,369
35	Destination Maternity Corp. (a)	1,328
29	Express, Inc.	543
77	Finish Line, Inc. (The), Class A	1,329
30	Jos. A. Bank Clothiers, Inc. (a)	1,216
63	Kirkland’s, Inc. (a)	882
20	Lithia Motors, Inc., Class A	284
109	Rent-A-Center, Inc.	3,506
65	Sonic Automotive, Inc., Class A	865

		18,332

	Textiles, Apparel & Luxury Goods — 3.7%
53	Deckers Outdoor Corp. (a)	4,258
51	G-III Apparel Group Ltd. (a)	1,789
88	Iconix Brand Group, Inc. (a)	1,690
89	Jones Group, Inc. (The)	1,381
156	Maidenform Brands, Inc. (a)	3,703
93	Oxford Industries, Inc.	2,382
127	Perry Ellis International, Inc. (a)	3,478
23	Steven Madden Ltd. (a)	945

		19,626

	Total Consumer Discretionary	75,463

	Consumer Staples — 2.6%
	Beverages — 0.0% (g)
7	MGP Ingredients, Inc.	72

	Food & Staples Retailing — 0.9%
54	Andersons, Inc. (The)	1,959
14	Fresh Market, Inc. (The) (a)	573
9	Nash Finch Co.	387
24	Pantry, Inc. (The) (a)	467
71	Spartan Stores, Inc.	1,200

		4,586

	Food Products — 0.9%
63	B&G Foods, Inc.	871
173	Chiquita Brands International, Inc. (a)	2,424

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Food Products — Continued
74	Dole Food Co., Inc. (a) (c)	998
10	TreeHouse Foods, Inc. (a)	485

		4,778

	Household Products — 0.6%
126	Central Garden & Pet Co., Class A (a)	1,246
58	Spectrum Brands Holdings, Inc. (a)	1,814

		3,060

	Personal Products — 0.2%
23	Elizabeth Arden, Inc. (a)	525
60	Prestige Brands Holdings, Inc. (a)	720

		1,245

	Total Consumer Staples	13,741

	Energy — 6.1%
	Energy Equipment & Services — 1.5%
64	Cal Dive International, Inc. (a)	363
13	Complete Production Services, Inc. (a)	390
2	Global Geophysical Services, Inc. (a)	17
77	Gulfmark Offshore, Inc., Class A (a)	2,338
69	ION Geophysical Corp. (a)	582
27	Lufkin Industries, Inc.	1,697
16	Matrix Service Co. (a)	200
72	Newpark Resources, Inc. (a)	443
6	OYO Geospace Corp. (a)	595
44	RPC, Inc. (c)	796
16	T-3 Energy Services, Inc. (a)	653

		8,074

	Oil, Gas & Consumable Fuels — 4.6%
5	Apco Oil and Gas International, Inc. (c)	270
139	Callon Petroleum Co. (a) (c)	821
38	Clayton Williams Energy, Inc. (a)	3,199
40	Cloud Peak Energy, Inc. (a)	934
45	DHT Holdings, Inc., (United Kingdom)	208
182	EXCO Resources, Inc.	3,540
6	FX Energy, Inc. (a)	35
21	Georesources, Inc. (a)	475
144	Gulfport Energy Corp. (a)	3,126
43	Knightsbridge Tankers Ltd., (Bermuda) (c)	953
121	McMoRan Exploration Co. (a)	2,077
60	Petroquest Energy, Inc. (a)	449
14	Targa Resources Corp. (a)	375
140	USEC, Inc. (a)	844
90	VAALCO Energy, Inc. (a)	647
152	W&T Offshore, Inc.	2,720

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
102	Warren Resources, Inc. (a)	460
85	World Fuel Services Corp.	3,081

		24,214

	Total Energy	32,288

	Financials — 21.6%
	Capital Markets — 1.1%
224	BGC Partners, Inc., Class A	1,863
27	Gladstone Capital Corp. (c)	316
93	Knight Capital Group, Inc., Class A (a)	1,288
108	MCG Capital Corp.	753
8	Oppenheimer Holdings, Inc., Class A	218
22	optionsXpress Holdings, Inc.	342
37	Penson Worldwide, Inc. (a) (c)	181
51	Prospect Capital Corp. (c)	555
20	Pzena Investment Management, Inc., Class A	144

		5,660

	Commercial Banks — 5.6%
6	1st United Bancorp, Inc. (a)	41
3	Alliance Financial Corp.	84
29	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	528
63	Cathay General Bancorp	1,050
23	Citizens & Northern Corp. (c)	340
30	City Holding Co.	1,098
42	Community Bank System, Inc.	1,172
13	Community Trust Bancorp, Inc.	363
30	East West Bancorp, Inc.	592
12	Financial Institutions, Inc.	224
4	First Bancorp (c)	60
466	First Commonwealth Financial Corp.	3,296
46	First Community Bancshares, Inc.	690
100	First Financial Bancorp	1,841
6	First Interstate Bancsystem, Inc.	85
36	First Merchants Corp.	315
118	FNB Corp.	1,157
12	Hudson Valley Holding Corp.	309
37	Huntington Bancshares, Inc.	253
50	Iberiabank Corp.	2,945
30	International Bancshares Corp.	608
19	Lakeland Bancorp, Inc. (c)	204
17	Lakeland Financial Corp.	358
21	MainSource Financial Group, Inc.	218
2	Merchants Bancshares, Inc.	50
107	Nara Bancorp, Inc. (a)	1,052

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
7	National Bankshares, Inc.	233
17	NBT Bancorp, Inc.	403
8	Park National Corp.	581
17	Peoples Bancorp, Inc. (c)	264
19	Prosperity Bancshares, Inc.	758
6	Renasant Corp. (c)	93
13	Republic Bancorp, Inc., Class A	317
69	Sierra Bancorp (c)	744
18	Southside Bancshares, Inc.	373
80	Southwest Bancorp, Inc. (a)	998
127	Sterling Bancshares, Inc.	890
110	Susquehanna Bancshares, Inc.	1,065
17	SVB Financial Group (a)	923
22	WesBanco, Inc.	410
11	West Bancorp, Inc.	82
43	Westamerica Bancorp	2,357

		29,424

	Consumer Finance — 2.6%
31	Advance America Cash Advance Centers, Inc.	172
117	Cash America International, Inc.	4,328
6	CompuCredit Holdings Corp. (a) (c)	42
101	Dollar Financial Corp. (a)	2,884
60	Nelnet, Inc., Class A	1,431
31	Netspend Holdings, Inc. (a) (c)	394
83	World Acceptance Corp. (a) (c)	4,382

		13,633

	Diversified Financial Services — 1.1%
7	Compass Diversified Holdings	131
53	Encore Capital Group, Inc. (a)	1,250
11	Marlin Business Services Corp. (a)	135
111	PHH Corp. (a)	2,570
20	Portfolio Recovery Associates, Inc. (a)	1,526

		5,612

	Insurance — 2.9%
339	American Equity Investment Life Holding Co.	4,259
12	American Safety Insurance Holdings Ltd. (a)	248
59	Aspen Insurance Holdings Ltd., (Bermuda)	1,700
62	Delphi Financial Group, Inc., Class A	1,797
51	Flagstone Reinsurance Holdings S.A., (Luxembourg)	638
12	Hallmark Financial Services (a)	112
14	Horace Mann Educators Corp.	249
90	Meadowbrook Insurance Group, Inc.	924
112	National Financial Partners Corp. (a)	1,494

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
73	Old Republic International Corp.	995
21	Platinum Underwriters Holdings Ltd., (Bermuda)	949
23	Safety Insurance Group, Inc.	1,085
43	Selective Insurance Group, Inc.	771

		15,221

	Real Estate Investment Trusts (REITs) — 7.4%
35	American Campus Communities, Inc.	1,127
96	Anworth Mortgage Asset Corp.	669
217	Ashford Hospitality Trust, Inc. (a)	2,095
80	Associated Estates Realty Corp.	1,228
79	BioMed Realty Trust, Inc.	1,464
38	CapLease, Inc.	223
44	Capstead Mortgage Corp.	551
117	CBL & Associates Properties, Inc.	2,053
27	Colonial Properties Trust	489
196	DCT Industrial Trust, Inc.	1,041
77	Developers Diversified Realty Corp.	1,079
25	EastGroup Properties, Inc.	1,075
46	Education Realty Trust, Inc.	356
8	Equity Lifestyle Properties, Inc.	447
89	FelCor Lodging Trust, Inc. (a)	626
117	First Industrial Realty Trust, Inc. (a) (c)	1,026
70	Glimcher Realty Trust	585
134	Hersha Hospitality Trust	882
13	Home Properties, Inc.	699
50	LaSalle Hotel Properties	1,323
418	Lexington Realty Trust	3,324
352	MFA Financial, Inc.	2,871
8	Mid-America Apartment Communities, Inc.	527
12	Mission West Properties, Inc.	78
221	MPG Office Trust, Inc. (a) (c)	609
89	National Retail Properties, Inc.	2,359
64	Omega Healthcare Investors, Inc.	1,427
26	Parkway Properties, Inc.	452
9	Pebblebrook Hotel Trust	173
125	Pennsylvania Real Estate Investment Trust (c)	1,822
19	PS Business Parks, Inc.	1,059
21	RAIT Financial Trust (a) (c)	46
23	Ramco-Gershenson Properties Trust	281
74	Redwood Trust, Inc.	1,097
111	Senior Housing Properties Trust	2,427
202	Strategic Hotels & Resorts, Inc. (a)	1,069
12	Sun Communities, Inc.	386

		39,045

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Thrifts & Mortgage Finance — 0.9%
11	Capitol Federal Financial, Inc.	127
25	Dime Community Bancshares, Inc.	371
57	First Niagara Financial Group, Inc.	803
24	OceanFirst Financial Corp.	303
147	Ocwen Financial Corp. (a)	1,402
86	Radian Group, Inc.	692
53	Trustco Bank Corp.	338
19	WSFS Financial Corp.	911

		4,947

	Total Financials	113,542

	Health Care — 12.5%
	Biotechnology — 3.1%
48	Acorda Therapeutics, Inc. (a)	1,298
45	Affymax, Inc. (a)	297
177	Anadys Pharmaceuticals, Inc. (a)	252
233	Ariad Pharmaceuticals, Inc. (a)	1,188
79	BioCryst Pharmaceuticals, Inc. (a) (c)	407
96	Chelsea Therapeutics International Ltd. (a)	719
143	Cytokinetics, Inc. (a)	298
300	Dynavax Technologies Corp. (a)	961
98	Halozyme Therapeutics, Inc. (a)	774
336	Idenix Pharmaceuticals, Inc. (a)	1,692
77	Immunomedics, Inc. (a) (c)	276
84	Incyte Corp., Ltd. (a)	1,398
41	Ironwood Pharmaceuticals, Inc. (a)	425
50	Medivation, Inc. (a)	757
143	NPS Pharmaceuticals, Inc. (a)	1,128
151	Orexigen Therapeutics, Inc. (a) (c)	1,217
38	Pharmasset, Inc. (a)	1,650
58	Savient Pharmaceuticals, Inc. (a) (c)	648
36	Seattle Genetics, Inc. (a)	535
54	Tengion, Inc. (a)	138

		16,058

	Health Care Equipment & Supplies — 3.3%
70	Align Technology, Inc. (a)	1,362
106	American Medical Systems Holdings, Inc. (a)	1,993
113	Cantel Medical Corp.	2,632
39	DynaVox, Inc., Class A (a)	201
53	GenMark Diagnostics, Inc. (a)	215
29	Greatbatch, Inc. (a)	688
18	HeartWare International, Inc. (a)	1,576
86	Immucor, Inc. (a)	1,695
47	Insulet Corp. (a)	730
19	Integra LifeSciences Holdings Corp. (a)	889

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — Continued
29	MELA Sciences, Inc. (a) (c)	96
31	Orthofix International N.V., (Netherlands) (a)	896
28	Sirona Dental Systems, Inc. (a)	1,187
74	STERIS Corp.	2,680
24	Thoratec Corp. (a)	683

		17,523

	Health Care Providers & Services — 4.1%
93	Allied Healthcare International, Inc. (a)	232
23	AMERIGROUP Corp. (a)	1,006
363	Continucare Corp. (a)	1,699
9	Emergency Medical Services Corp., Class A (a)	601
332	Five Star Quality Care, Inc. (a)	2,347
53	Genoptix, Inc. (a)	1,004
72	Gentiva Health Services, Inc. (a)	1,910
63	Hanger Orthopedic Group, Inc. (a)	1,327
63	Healthsouth Corp. (a)	1,309
123	Healthspring, Inc. (a)	3,261
220	Metropolitan Health Networks, Inc. (a)	983
64	Owens & Minor, Inc.	1,879
32	Providence Service Corp. (The) (a)	518
60	RehabCare Group, Inc. (a)	1,410
83	Triple-S Management Corp., Class B (a)	1,589
13	US Physical Therapy, Inc. (a)	256
10	WellCare Health Plans, Inc. (a)	314

		21,645

	Life Sciences Tools & Services — 0.4%
47	Enzo Biochem, Inc. (a)	249
42	eResearchTechnology, Inc. (a)	306
90	Kendle International, Inc. (a)	984
28	Pacific Biosciences of California, Inc. (a) (c)	439

		1,978

	Pharmaceuticals — 1.6%
45	Ardea Biosciences, Inc. (a)	1,175
152	AVANIR Pharmaceuticals, Inc., Class A (a) (c)	620
115	Cadence Pharmaceuticals, Inc. (a) (c)	869
24	Cardiome Pharma Corp., (Canada) (a)	153
69	Impax Laboratories, Inc. (a)	1,388
45	MAP Pharmaceuticals, Inc. (a)	760
37	Par Pharmaceutical Cos., Inc. (a)	1,440
37	Salix Pharmaceuticals Ltd. (a)	1,714
33	XenoPort, Inc. (a)	280

		8,399

	Total Health Care	65,603

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Industrials — 16.2%
	Aerospace & Defense — 2.2%
17	Ceradyne, Inc. (a)	549
10	Curtiss-Wright Corp.	342
45	Esterline Technologies Corp. (a)	3,059
345	GenCorp, Inc. (a)	1,785
13	HEICO Corp. (c)	661
16	LMI Aerospace, Inc. (a)	256
52	Triumph Group, Inc.	4,649

		11,301

	Air Freight & Logistics — 1.0%
66	Atlas Air Worldwide Holdings, Inc. (a)	3,701
43	Hub Group, Inc., Class A (a)	1,504

		5,205

	Airlines — 1.4%
12	Alaska Air Group, Inc. (a)	680
392	Hawaiian Holdings, Inc. (a)	3,072
158	Republic Airways Holdings, Inc. (a)	1,153
43	SkyWest, Inc.	676
84	United Continental Holdings, Inc. (a)	2,009

		7,590

	Building Products — 0.5%
26	A.O. Smith Corp.	971
9	Gibraltar Industries, Inc. (a)	118
42	Insteel Industries, Inc.	527
4	NCI Building Systems, Inc. (a)	53
44	Quanex Building Products Corp.	844
7	Trex Co., Inc. (a) (c)	163

		2,676

	Commercial Services & Supplies — 2.4%
54	ACCO Brands Corp. (a)	459
229	Cenveo, Inc. (a)	1,224
182	Deluxe Corp.	4,183
24	Ennis, Inc.	417
57	Herman Miller, Inc.	1,445
7	HNI Corp.	225
95	Knoll, Inc.	1,583
36	Metalico, Inc. (a) (c)	209
34	Standard Register Co. (The)	116
19	Team, Inc. (a)	457
20	UniFirst Corp.	1,090
16	United Stationers, Inc. (a)	1,027
2	Waste Connections, Inc.	41

		12,476

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 1.0%
88	EMCOR Group, Inc. (a)	2,559
61	MasTec, Inc. (a)	884
4	Michael Baker Corp. (a)	137
86	Tutor Perini Corp.	1,833

		5,413

	Electrical Equipment — 2.8%
50	Acuity Brands, Inc.	2,860
57	EnerSys (a)	1,840
232	GrafTech International Ltd. (a)	4,603
17	Polypore International, Inc. (a)	709
71	Regal-Beloit Corp.	4,727

		14,739

	Industrial Conglomerates — 0.0% (g)
8	Standex International Corp.	227

	Machinery — 3.1%
46	Barnes Group, Inc.	955
13	Chart Industries, Inc. (a)	436
50	CIRCOR International, Inc.	2,131
57	Columbus McKinnon Corp. (a)	1,160
106	EnPro Industries, Inc. (a)	4,405
140	Force Protection, Inc. (a)	769
11	Middleby Corp. (a)	929
59	Trimas Corp. (a)	1,215
78	Wabtec Corp.	4,126
9	Watts Water Technologies, Inc., Class A	333

		16,459

	Marine — 0.2%
224	Horizon Lines, Inc., Class A	978

	Professional Services — 0.0% (g)
16	GP Strategies Corp. (a)	159

	Road & Rail — 0.3%
12	Dollar Thrifty Automotive Group, Inc. (a)	549
64	Quality Distribution, Inc. (a)	577
36	Swift Transporation Co. (a)	444

		1,570

	Trading Companies & Distributors — 1.3%
42	Aircastle Ltd.	436
123	Applied Industrial Technologies, Inc.	4,002
26	Beacon Roofing Supply, Inc. (a)	468
32	Interline Brands, Inc. (a)	733
41	United Rentals, Inc. (a)	942

		6,581

	Total Industrials	85,374

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Information Technology — 15.8%
	Communications Equipment — 2.2%
170	Arris Group, Inc. (a)	1,909
51	Black Box Corp.	1,938
22	Blue Coat Systems, Inc. (a)	651
29	Comtech Telecommunications Corp.	793
37	InterDigital, Inc. (a)	1,532
2	Meru Networks, Inc. (a) (c)	26
24	NETGEAR, Inc. (a)	812
17	Oplink Communications, Inc. (a)	321
36	Plantronics, Inc.	1,336
32	Polycom, Inc. (a)	1,232
69	Symmetricom, Inc. (a)	489
37	Tekelec (a)	445

		11,484

	Computers & Peripherals — 0.6%
27	Imation Corp. (a)	273
443	Quantum Corp. (a)	1,649
24	Synaptics, Inc. (a) (c)	710
40	Xyratex Ltd., (United Kingdom) (a)	657

		3,289

	Electronic Equipment, Instruments & Components — 1.7%
23	Aeroflex Holding Corp. (a)	382
71	Brightpoint, Inc. (a)	619
20	Checkpoint Systems, Inc. (a)	409
30	Daktronics, Inc.	473
33	DDi Corp.	386
38	Insight Enterprises, Inc. (a)	496
13	Littelfuse, Inc.	607
9	Measurement Specialties, Inc. (a)	276
40	Newport Corp. (a)	690
34	Plexus Corp. (a)	1,046
43	Power-One, Inc. (a) (c)	436
68	RadiSys Corp. (a)	601
21	Spectrum Control, Inc. (a)	313
47	SYNNEX Corp. (a)	1,469
46	TTM Technologies, Inc. (a)	681

		8,884

	Internet Software & Services — 0.7%
6	Ancestry.com, Inc. (a)	173
19	Art Technology Group, Inc. (a)	115
152	EarthLink, Inc.	1,303
42	IntraLinks Holdings, Inc. (a)	789
30	SciQuest, Inc. (a)	384
159	United Online, Inc.	1,050

		3,814

SHARES		SECURITY DESCRIPTION	VALUE($)

		IT Services — 1.9%
29		CACI International, Inc., Class A (a)	1,549
134		CIBER, Inc. (a)	625
28		CSG Systems International, Inc. (a)	523
21		FleetCor Technologies, Inc. (a)	662
29		Gartner, Inc. (a)	949
11		iGate Corp.	221
17		ManTech International Corp., Class A (a)	690
8		MAXIMUS, Inc.	512
19		TeleTech Holdings, Inc. (a)	397
27		Unisys Corp. (a)	711
42		VeriFone Systems, Inc. (a)	1,604
32		Wright Express Corp. (a)	1,467

			9,910

		Semiconductors & Semiconductor Equipment — 4.1%
25		Alpha & Omega Semiconductor Ltd. (a)	321
196		Amkor Technology, Inc. (a) (c)	1,447
168		Cirrus Logic, Inc. (a) (c)	2,691
112		Entegris, Inc. (a)	836
—	(h)	FEI Co. (a)	3
62		GT Solar International, Inc. (a) (c)	563
30		Inphi Corp. (a)	603
80		Kulicke & Soffa Industries, Inc. (a)	573
98		Lattice Semiconductor Corp. (a)	591
62		Micrel, Inc.	800
60		MIPS Technologies, Inc. (a)	905
22		MKS Instruments, Inc. (a)	526
38		Photronics, Inc. (a)	225
222		PMC-Sierra, Inc. (a)	1,904
477		RF Micro Devices, Inc. (a)	3,507
15		Sigma Designs, Inc. (a)	215
183		Skyworks Solutions, Inc. (a)	5,236
49		TriQuint Semiconductor, Inc. (a)	574

			21,520

		Software — 4.6%
58		Actuate Corp. (a)	330
17		Ariba, Inc. (a)	405
199		Aspen Technology, Inc. (a)	2,532
24		Deltek, Inc. (a)	176
24		Ebix, Inc. (a) (c)	561
38		Epicor Software Corp. (a)	382
188		JDA Software Group, Inc. (a)	5,260
72		Lawson Software, Inc. (a)	666
117		Magma Design Automation, Inc. (a)	584
27		Netscout Systems, Inc. (a)	626
81		Parametric Technology Corp. (a)	1,829

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
30	Progress Software Corp. (a)	1,257
42	Quest Software, Inc. (a)	1,154
2	RealD, Inc. (a)	45
13	Rovi Corp. (a)	781
34	Smith Micro Software, Inc. (a)	527
8	SS&C Technologies Holdings, Inc. (a)	165
181	Take-Two Interactive Software, Inc. (a)	2,218
397	THQ, Inc. (a)	2,405
72	TIBCO Software, Inc. (a)	1,413
48	TiVo, Inc. (a)	416
42	VirnetX Holding Corp. (c)	621

		24,353

	Total Information Technology	83,254

	Materials — 4.8%
	Chemicals — 2.3%
44	H.B. Fuller Co.	893
47	Innophos Holdings, Inc.	1,689
52	Koppers Holdings, Inc.	1,857
28	Kraton Performance Polymers, Inc. (a)	851
229	Omnova Solutions, Inc. (a)	1,917
203	PolyOne Corp. (a)	2,538
24	Solutia, Inc. (a)	556
122	Spartech Corp. (a)	1,145
19	W.R. Grace & Co. (a)	667

		12,113

	Containers & Packaging — 1.1%
76	Boise, Inc.	603
60	Myers Industries, Inc.	581
56	Rock-Tenn Co., Class A	3,032
48	Silgan Holdings, Inc.	1,730

		5,946

	Metals & Mining — 0.6%
52	Hecla Mining Co. (a) (c)	583
16	Noranda Aluminum Holding Corp. (a)	226
121	Worthington Industries, Inc.	2,225

		3,034

	Paper & Forest Products — 0.8%
116	Buckeye Technologies, Inc.	2,429
2	Clearwater Paper Corp. (a)	188
25	Schweitzer-Mauduit International, Inc.	1,585

		4,202

	Total Materials	25,295

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.9%
397	Cincinnati Bell, Inc. (a)	1,111
96	Consolidated Communications Holdings, Inc.	1,855
30	Neutral Tandem, Inc. (a)	429
193	Premiere Global Services, Inc. (a)	1,309

		4,704

	Wireless Telecommunication Services — 0.4%
76	Syniverse Holdings, Inc. (a)	2,329

	Total Telecommunication Services	7,033

	Utilities — 3.0%
	Electric Utilities — 2.1%
13	Central Vermont Public Service Corp.	273
101	El Paso Electric Co. (a)	2,781
60	IDACORP, Inc.	2,215
14	MGE Energy, Inc.	590
73	Portland General Electric Co.	1,582
22	UniSource Energy Corp.	792
108	Westar Energy, Inc.	2,705

		10,938

	Gas Utilities — 0.9%
10	Chesapeake Utilities Corp.	398
45	New Jersey Resources Corp.	1,929
4	Nicor, Inc.	215
14	Northwest Natural Gas Co.	641
25	Southwest Gas Corp.	928
16	WGL Holdings, Inc.	576

		4,687

	Total Utilities	15,625

	Total Common Stocks (Cost $392,660)	517,218

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
705	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $708)	708

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
8,057	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $8,057)	8,057

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment of Cash Collateral for Securities on Loan — 4.1%
	Investment Company — 4.1%
21,775	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $21,775)	21,775

	Total Investments — 104.0% (Cost $423,200)	547,758
	Liabilities in Excess of Other Assets — (4.0)%	(21,040)

	NET ASSETS — 100.0%	$526,718

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
105	E-mini Russell 2000	03/18/11	$8,214	$184

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 18.5%
	Auto Components — 0.3%
249	Drew Industries, Inc.	5,651

	Distributors — 1.0%
984	Pool Corp.	22,175

	Diversified Consumer Services — 0.4%
977	Archipelago Learning, Inc. (a) (c)	9,582

	Hotels, Restaurants & Leisure — 6.1%
1,191	Brinker International, Inc.	24,862
262	Cracker Barrel Old Country Store, Inc.	14,322
124	Life Time Fitness, Inc. (a)	5,076
731	Monarch Casino & Resort, Inc. (a)	9,140
1,357	Papa John’s International, Inc. (a)	37,599
968	Penn National Gaming, Inc. (a)	34,035
1,137	Shuffle Master, Inc. (a)	13,017

		138,051

	Household Durables — 2.8%
1,615	Jarden Corp.	49,841
732	Toll Brothers, Inc. (a)	13,913

		63,754

	Internet & Catalog Retail — 1.5%
813	Nutrisystem, Inc. (c)	17,093
861	PetMed Express, Inc. (c)	15,339

		32,432

	Leisure Equipment & Products — 0.8%
992	Brunswick Corp.	18,594

	Media — 1.7%
930	Cinemark Holdings, Inc.	16,033
431	Morningstar, Inc.	22,872

		38,905

	Specialty Retail — 3.3%
1,672	Chico’s FAS, Inc.	20,117
842	Dick’s Sporting Goods, Inc. (a)	31,556
646	Williams-Sonoma, Inc.	23,059

		74,732

	Textiles, Apparel & Luxury Goods — 0.6%
743	Iconix Brand Group, Inc. (a)	14,338

	Total Consumer Discretionary	418,214

	Consumer Staples — 2.3%
	Beverages — 1.4%
612	Hansen Natural Corp. (a)	31,981

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 0.9%
421	J&J Snack Foods Corp.	20,326

	Total Consumer Staples	52,307

	Energy — 5.9%
	Energy Equipment & Services — 3.6%
1,018	Exterran Holdings, Inc. (a)	24,378
1,301	Patterson-UTI Energy, Inc.	28,030
545	Tidewater, Inc.	29,327

		81,735

	Oil, Gas & Consumable Fuels — 2.3%
632	Approach Resources, Inc. (a)	14,599
221	Cimarex Energy Co.	19,521
1,166	Resolute Energy Corp. (a) (c)	17,215

		51,335

	Total Energy	133,070

	Financials — 21.5%
	Capital Markets — 5.8%
967	Calamos Asset Management, Inc., Class A	13,541
902	Epoch Holding Corp.	14,015
249	Greenhill & Co., Inc.	20,303
2,220	HFF, Inc., Class A (a)	21,445
404	JMP Group, Inc.	3,086
965	KBW, Inc.	26,937
103	LPL Investment Holdings, Inc. (a)	3,750
1,830	optionsXpress Holdings, Inc.	28,671

		131,748

	Commercial Banks — 6.8%
1,263	Associated Banc-Corp.	19,130
1,434	First Financial Bancorp	26,501
72	First of Long Island Corp. (The)	2,092
273	First Republic Bank (a)	7,959
740	Glacier Bancorp, Inc.	11,174
643	Iberiabank Corp.	38,029
2,702	Umpqua Holdings Corp.	32,910
2,203	Western Alliance Bancorp (a)	16,214

		154,009

	Insurance — 3.5%
983	eHealth, Inc. (a) (c)	13,955
831	ProAssurance Corp. (a)	50,377
276	RLI Corp. (c)	14,527

		78,859

	Real Estate Investment Trusts (REITs) — 3.5%
676	EastGroup Properties, Inc.	28,625
415	Mid-America Apartment Communities, Inc.	26,378

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
916	National Retail Properties, Inc.	24,265

		79,268

	Real Estate Management & Development — 0.6%
412	FirstService Corp., (Canada) (a)	12,463

	Thrifts & Mortgage Finance — 1.3%
2,127	First Niagara Financial Group, Inc.	29,730

	Total Financials	486,077

	Health Care — 10.2%
	Biotechnology — 1.1%
1,071	Myriad Genetics, Inc. (a)	24,460

	Health Care Equipment & Supplies — 1.1%
363	IDEXX Laboratories, Inc. (a) (c)	25,140

	Health Care Providers & Services — 6.8%
571	Catalyst Health Solutions, Inc. (a)	26,547
1,582	Coventry Health Care, Inc. (a)	41,775
505	MWI Veterinary Supply, Inc. (a)	31,877
1,421	PSS World Medical, Inc. (a)	32,110
948	VCA Antech, Inc. (a)	22,066

		154,375

	Health Care Technology — 0.9%
1,373	Omnicell, Inc. (a)	19,836

	Pharmaceuticals — 0.3%
1,012	Cumberland Pharmaceuticals, Inc. (a) (c)	6,062

	Total Health Care	229,873

	Industrials — 15.5%
	Aerospace & Defense — 1.9%
587	TransDigm Group, Inc. (a)	42,258

	Air Freight & Logistics — 0.6%
435	Forward Air Corp.	12,337

	Building Products — 0.4%
699	NCI Building Systems, Inc. (a)	9,773

	Commercial Services & Supplies — 5.0%
2,683	ACCO Brands Corp. (a)	22,863
1,063	Herman Miller, Inc.	26,890
1,493	KAR Auction Services, Inc. (a)	20,603
1,576	Waste Connections, Inc.	43,397

		113,753

	Construction & Engineering — 0.9%
1,553	Comfort Systems USA, Inc.	20,453

	Electrical Equipment — 0.8%
260	Regal-Beloit Corp.	17,324

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 4.5%
89	Altra Holdings, Inc. (a)	1,772
985	Douglas Dynamics, Inc.	14,928
850	Kaydon Corp.	34,618
805	RBC Bearings, Inc. (a)	31,466
620	Terex Corp. (a)	19,257

		102,041

	Professional Services — 0.9%
366	CoStar Group, Inc. (a)	21,070

	Road & Rail — 0.5%
540	Knight Transportation, Inc.	10,266

	Total Industrials	349,275

	Information Technology — 10.0%
	Electronic Equipment, Instruments & Components — 1.3%
487	Anixter International, Inc.	29,065

	Internet Software & Services — 1.4%
1,435	Dice Holdings, Inc. (a)	20,597
230	SciQuest, Inc. (a)	2,989
303	Vocus, Inc. (a)	8,389

		31,975

	Semiconductors & Semiconductor Equipment — 0.6%
466	Standard Microsystems Corp. (a)	13,433

	Software — 6.7%
523	Blackboard, Inc. (a) (c)	21,611
1,104	Deltek, Inc. (a)	8,016
793	DemandTec, Inc. (a)	8,598
602	MICROS Systems, Inc. (a)	26,400
1,281	Monotype Imaging Holdings, Inc. (a)	14,216
737	NetSuite, Inc. (a) (c)	18,416
473	SolarWinds, Inc. (a)	9,109
672	Solera Holdings, Inc.	34,501
391	SuccessFactors, Inc. (a)	11,331

		152,198

	Total Information Technology	226,671

	Materials — 8.1%
	Chemicals — 1.1%
490	Scotts Miracle-Gro Co. (The), Class A	24,871

	Containers & Packaging — 5.7%
812	Aptargroup, Inc.	38,631
957	Crown Holdings, Inc. (a)	31,942
1,599	Silgan Holdings, Inc.	57,248

		127,821

	Metals & Mining — 1.3%
568	Commercial Metals Co.	9,422

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Metals & Mining — Continued
222	Compass Minerals International, Inc.	19,862

		29,284

	Total Materials	181,976

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 0.8%
1,220	Cbeyond, Inc. (a)	18,644

	Wireless Telecommunication Services — 0.9%
1,097	NTELOS Holdings Corp.	20,895

	Total Telecommunication Services	39,539

	Utilities — 2.4%
	Gas Utilities — 1.1%
539	Northwest Natural Gas Co.	25,057

	Multi-Utilities — 1.3%
999	NorthWestern Corp.	28,803

	Total Utilities	53,860

	Total Common Stocks (Cost $1,667,276)	2,170,862

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.7%
	Investment Company — 3.7%
82,964	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $82,964)	82,964

Investment of Cash Collateral for Securities on Loan — 3.8%
	Investment Company — 3.8%
84,959	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $84,959)	84,959

	Total Investments — 103.6% (Cost $1,835,199)	2,338,785
	Liabilities in Excess of Other Assets — (3.6)%	(80,592)

	NET ASSETS — 100.0%	$2,258,193

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Consumer Discretionary — 15.9%
	Auto Components — 1.2%
240	Gentex Corp.	7,103

	Diversified Consumer Services — 2.2%
141	American Public Education, Inc. (a)	5,247
172	Archipelago Learning, Inc. (a)	1,691
135	Sotheby’s	6,080

		13,018

	Hotels, Restaurants & Leisure — 4.1%
254	Bravo Brio Restaurant Group, Inc. (a)	4,867
187	Gaylord Entertainment Co. (a)	6,724
727	Morgans Hotel Group Co. (a)	6,596
117	Vail Resorts, Inc. (a)	6,110

		24,297

	Internet & Catalog Retail — 0.9%
242	Nutrisystem, Inc. (c)	5,081

	Media — 1.8%
57	Morningstar, Inc.	3,020
372	National CineMedia, Inc.	7,411

		10,431

	Specialty Retail — 2.4%
150	hhgregg, Inc. (a) (c)	3,138
99	Lumber Liquidators Holdings, Inc. (a) (c)	2,463
467	OfficeMax, Inc. (a)	8,259

		13,860

	Textiles, Apparel & Luxury Goods — 3.3%
242	CROCS, Inc. (a)	4,136
89	Deckers Outdoor Corp. (a)	7,097
66	Under Armour, Inc., Class A (a) (c)	3,592
130	Vera Bradley, Inc. (a)	4,293

		19,118

	Total Consumer Discretionary	92,908

	Energy — 3.9%
	Energy Equipment & Services — 1.3%
54	CARBO Ceramics, Inc.	5,570
226	Global Geophysical Services, Inc. (a)	2,346

		7,916

	Oil, Gas & Consumable Fuels — 2.6%
100	Concho Resources, Inc. (a)	8,750
171	Forest Oil Corp. (a)	6,489

		15,239

	Total Energy	23,155

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 6.4%
	Capital Markets — 3.9%
62	Affiliated Managers Group, Inc. (a)	6,171
378	Financial Engines, Inc. (a) (c)	7,502
528	Gleacher & Co., Inc. (a)	1,252
34	Greenhill & Co., Inc.	2,752
422	PennantPark Investment Corp.	5,162

		22,839

	Commercial Banks — 1.1%
64	City National Corp.	3,933
48	Signature Bank (a)	2,385

		6,318

	Diversified Financial Services — 0.7%
108	MSCI, Inc., Class A (a)	4,200

	Insurance — 0.7%
65	ProAssurance Corp. (a)	3,912

	Total Financials	37,269

	Health Care — 19.8%
	Biotechnology — 4.6%
81	Acorda Therapeutics, Inc. (a)	2,194
656	Ariad Pharmaceuticals, Inc. (a)	3,343
210	AVEO Pharmaceuticals, Inc. (a)	3,069
526	Halozyme Therapeutics, Inc. (a)	4,168
349	Idenix Pharmaceuticals, Inc. (a)	1,761
146	Incyte Corp., Ltd. (a)	2,414
96	Onyx Pharmaceuticals, Inc. (a)	3,521
69	Pharmasset, Inc. (a)	3,000
145	Theravance, Inc. (a)	3,626

		27,096

	Health Care Equipment & Supplies — 3.2%
149	Imris, Inc., (Canada) (a)	853
411	Insulet Corp. (a)	6,374
152	Masimo Corp.	4,413
318	MELA Sciences, Inc. (a) (c)	1,067
253	Syneron Medical Ltd., (Israel) (a)	2,573
123	Thoratec Corp. (a)	3,488

		18,768

	Health Care Providers & Services — 3.6%
443	Emeritus Corp. (a)	8,724
253	Health Net, Inc. (a)	6,907
207	Healthspring, Inc. (a)	5,494

		21,125

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Technology — 3.3%
338	MedAssets, Inc. (a)	6,823
562	Omnicell, Inc. (a)	8,121
298	Vital Images, Inc. (a)	4,160

		19,104

	Life Sciences Tools & Services — 2.6%
480	Bruker Corp. (a)	7,974
702	Enzo Biochem, Inc. (a)	3,707
151	Icon plc, (Ireland), ADR (a)	3,310

		14,991

	Pharmaceuticals — 2.5%
242	Aegerion Pharmaceuticals, Inc. (a) (c)	3,432
284	Cumberland Pharmaceuticals, Inc. (a)	1,699
323	Nektar Therapeutics (a)	4,145
345	Sucampo Pharmaceuticals, Inc., Class A (a) (c)	1,325
233	ViroPharma, Inc. (a)	4,041

		14,642

	Total Health Care	115,726

	Industrials — 20.8%
	Aerospace & Defense — 2.6%
222	DigitalGlobe, Inc. (a)	7,039
166	HEICO Corp. (c)	8,454

		15,493

	Building Products — 2.9%
107	Lennox International, Inc.	5,037
181	Simpson Manufacturing Co., Inc.	5,579
261	Trex Co., Inc. (a) (c)	6,250

		16,866

	Commercial Services & Supplies — 0.7%
167	GEO Group, Inc. (The) (a)	4,115

	Electrical Equipment — 4.2%
117	Acuity Brands, Inc.	6,730
216	EnerSys (a)	6,953
321	Generac Holdings, Inc. (a)	5,187
168	General Cable Corp. (a)	5,895

		24,765

	Industrial Conglomerates — 1.0%
145	Carlisle Cos., Inc.	5,746

	Machinery — 3.5%
192	Graco, Inc.	7,575
77	Middleby Corp. (a)	6,517
117	Wabtec Corp.	6,204

		20,296

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 1.4%
287	Heidrick & Struggles International, Inc.	8,231

	Road & Rail — 3.5%
618	Avis Budget Group, Inc. (a)	9,619
183	Marten Transport Ltd.	3,906
229	Old Dominion Freight Line, Inc. (a)	7,338

		20,863

	Trading Companies & Distributors — 1.0%
277	Rush Enterprises, Inc., Class A (a)	5,654

	Total Industrials	122,029

	Information Technology — 27.9%
	Communications Equipment — 2.3%
191	Riverbed Technology, Inc. (a)	6,700
144	ViaSat, Inc. (a)	6,410

		13,110

	Computers & Peripherals — 1.0%
214	Compellent Technologies, Inc. (a)	5,893

	Internet Software & Services — 4.2%
276	DealerTrack Holdings, Inc. (a)	5,534
276	IntraLinks Holdings, Inc. (a)	5,164
164	LogMeIn, Inc. (a)	7,259
214	Rackspace Hosting, Inc. (a) (c)	6,728

		24,685

	Semiconductors & Semiconductor Equipment — 8.3%
211	Cavium Networks, Inc. (a)	7,951
106	Cymer, Inc. (a)	4,759
114	Hittite Microwave Corp. (a)	6,931
255	Inphi Corp. (a)	5,113
301	Mellanox Technologies Ltd., (Israel) (a)	7,880
295	Monolithic Power Systems, Inc. (a)	4,865
403	TriQuint Semiconductor, Inc. (a)	4,709
172	Varian Semiconductor Equipment Associates, Inc. (a)	6,351

		48,559

	Software — 12.1%
197	Blackboard, Inc. (a) (c)	8,124
247	BroadSoft, Inc. (a)	5,896
94	Concur Technologies, Inc. (a)	4,855
203	Fortinet, Inc. (a)	6,577
201	NetSuite, Inc. (a) (c)	5,019
384	Nuance Communications, Inc. (a) (c)	6,976
214	RealPage, Inc. (a)	6,610
354	SolarWinds, Inc. (a)	6,805
235	Sourcefire, Inc. (a)	6,104

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
260	Taleo Corp., Class A (a)	7,196
336	TIBCO Software, Inc. (a)	6,622

		70,784

	Total Information Technology	163,031

	Materials — 1.8%
	Chemicals — 1.0%
195	Innospec, Inc. (a)	3,977
97	STR Holdings, Inc. (a) (c)	1,936

		5,913

	Metals & Mining — 0.8%
280	Commercial Metals Co.	4,650

	Total Materials	10,563

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
182	Cbeyond, Inc. (a)	2,785

	Total Common Stocks (Cost $418,509)	567,466

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.9%
	Investment Company — 2.9%
16,792	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $16,792)	16,792

Investment of Cash Collateral for Securities on Loan — 7.3%
	Investment Company — 7.3%
42,839	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $42,839)	42,839

	Total Investments — 107.2% (Cost $478,140)	627,097
	Liabilities in Excess of Other Assets — (7.2)%	(41,850)

	NET ASSETS — 100.0%	$585,247

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 11.5%
	Auto Components — 0.7%
13	Autoliv, Inc., (Sweden)	1,026
110	Superior Industries International, Inc.	2,339

		3,365

	Distributors — 0.0% (g)
18	Audiovox Corp., Class A (a)	153

	Diversified Consumer Services — 0.3%
21	Regis Corp.	340
159	Stewart Enterprises, Inc., Class A	1,064

		1,404

	Hotels, Restaurants & Leisure — 1.7%
5	Biglari Holdings, Inc. (a)	2,051
60	Bravo Brio Restaurant Group, Inc. (a)	1,146
172	Isle of Capri Casinos, Inc. (a)	1,754
222	O’Charley’s, Inc. (a)	1,599
5	PF Chang’s China Bistro, Inc. (c)	242
18	Ruby Tuesday, Inc. (a)	238
131	Ruth’s Hospitality Group, Inc. (a)	607
23	Wyndham Worldwide Corp.	689

		8,326

	Household Durables — 2.2%
87	American Greetings Corp., Class A	1,917
53	Blyth, Inc.	1,817
193	Furniture Brands International, Inc. (a)	991
69	Helen of Troy Ltd., (Bermuda) (a)	2,043
106	La-Z-Boy, Inc. (a)	954
135	Leggett & Platt, Inc.	3,070
12	Lifetime Brands, Inc. (a)	163

		10,955

	Leisure Equipment & Products — 0.7%
43	Arctic Cat, Inc. (a)	628
25	Brunswick Corp.	468
120	JAKKS Pacific, Inc. (a)	2,194

		3,290

	Media — 1.2%
95	Belo Corp., Class A (a)	670
6	Carmike Cinemas, Inc. (a)	50
47	Crown Media Holdings, Inc., Class A (a) (c)	122
36	Cumulus Media, Inc., Class A (a) (c)	153
92	Dex One Corp. (a)	683
36	Entercom Communications Corp., Class A (a)	414
86	Journal Communications, Inc., Class A (a)	435
59	Scholastic Corp. (c)	1,734

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
230	Sinclair Broadcast Group, Inc., Class A	1,880

		6,141

	Multiline Retail — 1.3%
96	Bon-Ton Stores, Inc. (The) (a) (c)	1,217
129	Dillard’s, Inc., Class A	4,890
58	Saks, Inc. (a)	624

		6,731

	Specialty Retail — 2.5%
44	AnnTaylor Stores Corp. (a)	1,191
33	Cache, Inc. (a)	145
27	Cato Corp. (The), Class A	751
164	Charming Shoppes, Inc. (a)	581
305	Conn’s, Inc. (a) (c)	1,425
105	Finish Line, Inc. (The), Class A	1,807
117	Haverty Furniture Cos., Inc.	1,521
33	MarineMax, Inc. (a)	308
111	Midas, Inc. (a)	900
127	Pacific Sunwear of California, Inc. (a)	688
83	Rent-A-Center, Inc.	2,673
13	Signet Jewelers Ltd., (Bermuda) (a)	573

		12,563

	Textiles, Apparel & Luxury Goods — 0.9%
53	Oxford Industries, Inc.	1,347
63	Perry Ellis International, Inc. (a)	1,742
32	Timberland Co. (The), Class A (a)	785
13	Unifi, Inc. (a)	217
15	Wolverine World Wide, Inc.	462

		4,553

	Total Consumer Discretionary	57,481

	Consumer Staples — 2.5%
	Beverages — 0.0% (g)
30	MGP Ingredients, Inc.	330

	Food & Staples Retailing — 0.5%
4	Andersons, Inc. (The)	127
13	Fresh Market, Inc. (The) (a)	536
33	Nash Finch Co.	1,398
22	Pantry, Inc. (The) (a)	427

		2,488

	Food Products — 0.5%
70	B&G Foods, Inc.	957
106	Dole Food Co., Inc. (a) (c)	1,438

		2,395

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Household Products — 0.7%
355	Central Garden & Pet Co., Class A (a)	3,510

	Personal Products — 0.8%
62	Inter Parfums, Inc.	1,171
25	Nu Skin Enterprises, Inc., Class A	766
165	Prestige Brands Holdings, Inc. (a)	1,969

		3,906

	Total Consumer Staples	12,629

	Energy — 6.3%
	Energy Equipment & Services — 3.2%
747	Cal Dive International, Inc. (a)	4,234
60	Complete Production Services, Inc. (a)	1,764
31	Global Geophysical Services, Inc. (a)	316
21	Gulf Island Fabrication, Inc.	583
45	Helix Energy Solutions Group, Inc. (a)	549
632	Hercules Offshore, Inc. (a)	2,185
341	Key Energy Services, Inc. (a) (c)	4,420
76	Pioneer Drilling Co. (a)	671
43	Tesco Corp., (Canada) (a)	683
4	Tetra Technologies, Inc. (a)	49
48	Union Drilling, Inc. (a)	346

		15,800

	Oil, Gas & Consumable Fuels — 3.1%
5	Alon USA Energy, Inc. (c)	30
89	Cloud Peak Energy, Inc. (a)	2,065
13	Delta Petroleum Corp. (a) (c)	10
66	DHT Holdings, Inc., (United Kingdom)	305
120	Energy Partners Ltd. (a)	1,785
12	Frontline Ltd., (Bermuda)	297
8	Overseas Shipholding Group, Inc.	283
51	Penn Virginia Corp.	858
350	Petroquest Energy, Inc. (a)	2,635
80	Stone Energy Corp. (a)	1,777
40	Swift Energy Co. (a)	1,582
13	Targa Resources Corp. (a)	349
186	VAALCO Energy, Inc. (a)	1,332
133	W&T Offshore, Inc.	2,373

		15,681

	Total Energy	31,481

	Financials — 35.4%
	Capital Markets — 1.6%
19	Affiliated Managers Group, Inc. (a)	1,865
17	GAMCO Investors, Inc., Class A	802
43	Gladstone Capital Corp. (c)	494

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Capital Markets — Continued
39	Gladstone Investment Corp.	294
41	Investment Technology Group, Inc. (a)	673
32	Janus Capital Group, Inc.	418
172	MCG Capital Corp.	1,197
48	NGP Capital Resources Co.	441
27	Oppenheimer Holdings, Inc., Class A	700
33	Piper Jaffray Cos. (a)	1,155

		8,039

	Commercial Banks — 11.3%
46	1st Source Corp.	927
61	1st United Bancorp, Inc. (a)	420
37	BancFirst Corp.	1,540
76	Bank of Hawaii Corp.	3,602
96	Cathay General Bancorp	1,608
28	Centerstate Banks, Inc.	221
3	Century Bancorp, Inc., Class A	91
34	Chemical Financial Corp.	744
143	Citizens Republic Bancorp, Inc. (a)	88
82	City Holding Co.	2,967
63	Community Bank System, Inc.	1,761
52	Community Trust Bancorp, Inc.	1,503
21	Cullen/Frost Bankers, Inc.	1,296
29	Financial Institutions, Inc.	541
397	First Bancorp (a) (c)	183
91	First Busey Corp. (c)	428
4	First Citizens BancShares, Inc., Class A	681
619	First Commonwealth Financial Corp.	4,382
20	First Community Bancshares, Inc.	305
120	First Financial Bancorp	2,218
12	First Financial Bankshares, Inc. (c)	599
31	First Interstate Bancsystem, Inc.	479
21	First Merchants Corp.	187
10	First South Bancorp, Inc.	65
186	FirstMerit Corp.	3,690
218	FNB Corp.	2,136
1	Fulton Financial Corp.	12
25	Heartland Financial USA, Inc.	443
25	Lakeland Bancorp, Inc. (c)	273
13	Lakeland Financial Corp.	281
81	MainSource Financial Group, Inc.	839
56	MB Financial, Inc.	970
28	Metro Bancorp, Inc. (a)	304
63	Nara Bancorp, Inc. (a)	614
10	S&T Bancorp, Inc. (c)	230
2	SCBT Financial Corp.	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
8	Sierra Bancorp (c)	85
45	Simmons First National Corp., Class A	1,288
84	Southwest Bancorp, Inc. (a)	1,047
27	State Bancorp, Inc.	252
8	Suffolk Bancorp (c)	195
182	Susquehanna Bancshares, Inc.	1,765
29	SVB Financial Group (a)	1,522
206	TCF Financial Corp.	3,045
19	Tompkins Financial Corp.	724
67	Trustmark Corp.	1,672
87	UMB Financial Corp.	3,620
43	Umpqua Holdings Corp.	526
75	United Community Banks, Inc. (a)	146
31	Washington Trust Bancorp, Inc.	683
9	West Bancorp, Inc.	67
117	West Coast Bancorp (a) (c)	331
26	Westamerica Bancorp	1,426
94	Whitney Holding Corp.	1,331

		56,423

	Consumer Finance — 2.1%
105	Advance America Cash Advance Centers, Inc.	592
131	CompuCredit Holdings Corp. (a) (c)	914
11	Credit Acceptance Corp. (a)	662
99	Dollar Financial Corp. (a)	2,840
16	Netspend Holdings, Inc. (a) (c)	209
102	World Acceptance Corp. (a) (c)	5,396

		10,613

	Diversified Financial Services — 0.5%
10	Marlin Business Services Corp. (a)	128
105	PHH Corp. (a)	2,435

		2,563

	Insurance — 5.5%
320	American Equity Investment Life Holding Co.	4,020
16	Arch Capital Group Ltd., (Bermuda) (a)	1,444
31	Axis Capital Holdings Ltd., (Bermuda)	1,112
198	CNO Financial Group, Inc. (a)	1,339
64	Crawford & Co., Class B (a)	218
91	Delphi Financial Group, Inc., Class A	2,635
11	FBL Financial Group, Inc., Class A	307
44	First Mercury Financial Corp.	723
35	Hallmark Financial Services (a)	318
78	Harleysville Group, Inc.	2,869
159	Horace Mann Educators Corp.	2,865
49	Meadowbrook Insurance Group, Inc.	498

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
111	Platinum Underwriters Holdings Ltd., (Bermuda)	4,978
28	ProAssurance Corp. (a)	1,697
46	Selective Insurance Group, Inc.	835
31	StanCorp Financial Group, Inc.	1,395

		27,253

	Real Estate Investment Trusts (REITs) — 12.7%
29	American Capital Agency Corp.	831
323	Anworth Mortgage Asset Corp.	2,260
94	Apartment Investment & Management Co., Class A	2,437
283	Ashford Hospitality Trust, Inc. (a)	2,733
44	BioMed Realty Trust, Inc.	821
18	Brandywine Realty Trust	205
332	Capstead Mortgage Corp.	4,179
125	CBL & Associates Properties, Inc.	2,189
19	Colonial Properties Trust	348
22	Cypress Sharpridge Investments, Inc.	288
839	DCT Industrial Trust, Inc.	4,457
99	Developers Diversified Realty Corp.	1,391
153	DiamondRock Hospitality Co. (a)	1,836
21	DuPont Fabros Technology, Inc. (c)	436
12	EastGroup Properties, Inc.	512
284	Education Realty Trust, Inc.	2,205
168	FelCor Lodging Trust, Inc. (a)	1,181
60	First Industrial Realty Trust, Inc. (a) (c)	525
40	Getty Realty Corp. (c)	1,245
32	Home Properties, Inc.	1,765
93	Hospitality Properties Trust	2,131
38	LaSalle Hotel Properties	1,011
342	Lexington Realty Trust	2,717
59	LTC Properties, Inc.	1,657
384	MFA Financial, Inc.	3,137
119	Mission West Properties, Inc.	793
157	MPG Office Trust, Inc. (a) (c)	431
33	Parkway Properties, Inc.	580
41	Pebblebrook Hotel Trust	827
122	Pennsylvania Real Estate Investment Trust (c)	1,778
64	PS Business Parks, Inc. (c)	3,549
360	RAIT Financial Trust (a) (c)	788
97	Ramco-Gershenson Properties Trust	1,204
87	Redwood Trust, Inc.	1,305
70	Resource Capital Corp.	513
16	Saul Centers, Inc.	734
71	Strategic Hotels & Resorts, Inc. (a)	375
208	Sunstone Hotel Investors, Inc. (a)	2,150

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
30	Taubman Centers, Inc.	1,529
26	Universal Health Realty Income Trust	964
357	U-Store-It Trust	3,406

		63,423

	Real Estate Management & Development — 0.2%
54	Forestar Group, Inc. (a)	1,040

	Thrifts & Mortgage Finance — 1.5%
117	Astoria Financial Corp.	1,632
10	Capitol Federal Financial, Inc.	119
79	Doral Financial Corp. (a)	109
10	ESB Financial Corp. (c)	156
11	First Financial Holdings, Inc.	122
216	MGIC Investment Corp. (a)	2,205
26	OceanFirst Financial Corp.	329
72	Ocwen Financial Corp. (a)	689
225	PMI Group, Inc. (The) (a) (c)	742
70	Radian Group, Inc.	561
12	Waterstone Financial, Inc. (a) (c)	38
12	WSFS Financial Corp.	565

		7,267

	Total Financials	176,621

	Health Care — 5.4%
	Biotechnology — 0.4%
115	Alkermes, Inc. (a)	1,413
56	Bionovo, Inc. (a) (c)	63
61	Idenix Pharmaceuticals, Inc. (a)	306
55	Lexicon Pharmaceuticals, Inc. (a)	79
26	Nabi Biopharmaceuticals (a)	152
52	Tengion, Inc. (a)	131

		2,144

	Health Care Equipment & Supplies — 1.3%
50	GenMark Diagnostics, Inc. (a)	203
96	Greatbatch, Inc. (a)	2,318
55	Invacare Corp.	1,647
20	Teleflex, Inc.	1,081
394	TomoTherapy, Inc. (a)	1,423

		6,672

	Health Care Providers & Services — 2.5%
206	Cross Country Healthcare, Inc. (a)	1,748
9	Emergency Medical Services Corp., Class A (a)	601
76	LCA-Vision, Inc. (a)	439
119	Magellan Health Services, Inc. (a)	5,608
24	PharMerica Corp. (a)	271

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
136	Skilled Healthcare Group, Inc., Class A (a)	1,223
76	Universal American Corp.	1,546
39	US Physical Therapy, Inc. (a)	771
13	WellCare Health Plans, Inc. (a)	405

		12,612

	Health Care Technology — 0.0% (g)
11	MedQuist, Inc.	92

	Life Sciences Tools & Services — 0.3%
85	Affymetrix, Inc. (a)	429
32	Kendle International, Inc. (a)	353
26	Pacific Biosciences of California, Inc. (a) (c)	415

		1,197

	Pharmaceuticals — 0.9%
152	Medicines Co. (The) (a)	2,152
126	ViroPharma, Inc. (a)	2,182

		4,334

	Total Health Care	27,051

	Industrials — 13.8%
	Aerospace & Defense — 1.2%
45	Ceradyne, Inc. (a)	1,425
83	Cubic Corp.	3,914
98	GenCorp, Inc. (a)	504

		5,843

	Air Freight & Logistics — 0.3%
14	Atlas Air Worldwide Holdings, Inc. (a)	798
126	Pacer International, Inc. (a)	861

		1,659

	Airlines — 1.5%
21	Alaska Air Group, Inc. (a)	1,185
116	Hawaiian Holdings, Inc. (a)	911
37	Pinnacle Airlines Corp. (a)	294
218	Republic Airways Holdings, Inc. (a)	1,595
155	SkyWest, Inc.	2,421
53	United Continental Holdings, Inc. (a) (c)	1,258

		7,664

	Building Products — 0.9%
156	Gibraltar Industries, Inc. (a)	2,113
102	Insteel Industries, Inc.	1,268
5	NCI Building Systems, Inc. (a)	66
36	Quanex Building Products Corp.	686
17	Trex Co., Inc. (a) (c)	414

		4,547

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Services & Supplies — 1.7%
93	ACCO Brands Corp. (a)	790
41	American Reprographics Co. (a)	314
53	G&K Services, Inc., Class A	1,626
57	HNI Corp.	1,766
26	Knoll, Inc.	437
11	M&F Worldwide Corp. (a)	245
44	Standard Register Co. (The)	151
121	Steelcase, Inc., Class A	1,281
26	United Stationers, Inc. (a)	1,640

		8,250

	Construction & Engineering — 0.9%
147	EMCOR Group, Inc. (a)	4,266

	Electrical Equipment — 0.2%
89	LSI Industries, Inc.	753

	Industrial Conglomerates — 0.9%
1	Seaboard Corp.	1,195
43	Standex International Corp.	1,292
113	Tredegar Corp.	2,182
2	United Capital Corp. (a)	71

		4,740

	Machinery — 2.4%
46	AGCO Corp. (a)	2,305
56	American Railcar Industries, Inc. (a)	1,248
136	ArvinMeritor, Inc. (a)	2,793
17	Briggs & Stratton Corp.	341
9	Cascade Corp.	435
9	CIRCOR International, Inc.	385
8	LB Foster Co., Class A (a)	319
33	Mueller Industries, Inc.	1,089
141	Mueller Water Products, Inc., Class A	589
17	NACCO Industries, Inc., Class A	1,788
11	Tecumseh Products Co., Class A (a)	149
10	Watts Water Technologies, Inc., Class A	362

		11,803

	Marine — 0.6%
101	Excel Maritime Carriers Ltd., (Greece) (a) (c)	568
423	Horizon Lines, Inc., Class A	1,850
28	International Shipholding Corp.	714

		3,132

	Professional Services — 0.2%
127	SFN Group, Inc. (a)	1,242

	Road & Rail — 0.7%
2	Amerco, Inc. (a)	173

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
28	Arkansas Best Corp.	757
24	Celadon Group, Inc. (a)	352
19	Heartland Express, Inc.	303
40	Saia, Inc. (a)	660
33	Swift Transportation Co. (a)	414
36	Werner Enterprises, Inc.	818

		3,477

	Trading Companies & Distributors — 2.3%
77	Aircastle Ltd.	805
119	Applied Industrial Technologies, Inc.	3,863
40	BlueLinx Holdings, Inc. (a)	147
13	Interline Brands, Inc. (a)	298
49	TAL International Group, Inc.	1,510
87	WESCO International, Inc. (a)	4,615

		11,238

	Total Industrials	68,614

	Information Technology — 10.1%
	Communications Equipment — 1.4%
93	Arris Group, Inc. (a)	1,048
52	Black Box Corp.	1,983
50	CommScope, Inc. (a)	1,552
23	Comtech Telecommunications Corp.	635
29	Emulex Corp. (a)	343
8	InterDigital, Inc. (a)	325
2	Meru Networks, Inc. (a) (c)	23
55	Oplink Communications, Inc. (a)	1,019
37	Powerwave Technologies, Inc. (a)	93

		7,021

	Computers & Peripherals — 0.6%
182	Electronics for Imaging, Inc. (a)	2,602
33	Imation Corp. (a)	342
2	Quantum Corp. (a)	6

		2,950

	Electronic Equipment, Instruments & Components — 3.1%
15	Aeroflex Holding Corp. (a)	238
29	Agilysys, Inc. (a)	163
17	Anixter International, Inc.	985
75	Cognex Corp.	2,192
94	Coherent, Inc. (a)	4,257
54	CTS Corp.	599
33	Electro Rent Corp.	540
80	Methode Electronics, Inc.	1,035
40	Newport Corp. (a)	686
12	OSI Systems, Inc. (a)	433

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electronic Equipment, Instruments & Components — Continued
50	Park Electrochemical Corp.	1,506
98	Power-One, Inc. (a) (c)	1,003
38	Tech Data Corp. (a)	1,677

		15,314

	Internet Software & Services — 0.6%
17	Ancestry.com, Inc. (a)	476
41	IntraLinks Holdings, Inc. (a)	762
45	Marchex, Inc., Class B	431
46	Perficient, Inc. (a)	574
26	SciQuest, Inc. (a)	338
64	United Online, Inc.	420

		3,001

	IT Services — 1.2%
30	Acxiom Corp. (a)	515
106	CIBER, Inc. (a)	496
142	CSG Systems International, Inc. (a)	2,691
57	Euronet Worldwide, Inc. (a)	989
20	FleetCor Technologies, Inc. (a)	618
15	Global Cash Access Holdings, Inc. (a)	49
39	Online Resources Corp. (a)	179
29	Unisys Corp. (a)	755

		6,292

	Semiconductors & Semiconductor Equipment — 1.4%
12	Alpha & Omega Semiconductor Ltd. (a)	150
66	Brooks Automation, Inc. (a)	601
53	DSP Group, Inc. (a)	431
28	Inphi Corp. (a)	564
70	Integrated Device Technology, Inc. (a)	464
32	IXYS Corp. (a)	371
148	Lattice Semiconductor Corp. (a)	897
33	Microsemi Corp. (a)	749
48	MIPS Technologies, Inc. (a)	734
56	Novellus Systems, Inc. (a)	1,816
28	Photronics, Inc. (a)	167
18	Rudolph Technologies, Inc. (a)	151

		7,095

	Software — 1.8%
198	Aspen Technology, Inc. (a)	2,518
50	EPIQ Systems, Inc.	688
50	Fair Isaac Corp.	1,171
10	MicroStrategy, Inc., Class A (a)	842
1	RealD, Inc. (a)	36

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
25	S1 Corp. (a)	171
122	THQ, Inc. (a)	742
135	TIBCO Software, Inc. (a)	2,657

		8,825

	Total Information Technology	50,498

	Materials — 5.8%
	Chemicals — 2.4%
18	A Schulman, Inc.	408
72	H.B. Fuller Co.	1,469
75	Innophos Holdings, Inc.	2,709
31	Koppers Holdings, Inc.	1,095
59	Minerals Technologies, Inc.	3,853
59	PolyOne Corp. (a)	734
202	Spartech Corp. (a)	1,892

		12,160

	Construction Materials — 0.0% (g)
26	Headwaters, Inc. (a)	120

	Containers & Packaging — 0.9%
17	Boise, Inc.	131
100	Myers Industries, Inc.	969
58	Rock-Tenn Co., Class A	3,102

		4,202

	Metals & Mining — 1.7%
90	AM Castle & Co. (a)	1,652
223	Hecla Mining Co. (a) (c)	2,514
224	Worthington Industries, Inc.	4,118

		8,284

	Paper & Forest Products — 0.8%
33	Buckeye Technologies, Inc.	685
10	Clearwater Paper Corp. (a)	744
17	Domtar Corp., (Canada)	1,290
66	Neenah Paper, Inc.	1,289

		4,008

	Total Materials	28,774

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.5%
64	Consolidated Communications Holdings, Inc.	1,228
36	Frontier Communications Corp.	349
51	Global Crossing Ltd., (Bermuda) (a)	654

		2,231

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Wireless Telecommunication Services — 0.5%
137	USA Mobility, Inc.	2,442

	Total Telecommunication Services	4,673

	Utilities — 6.2%
	Electric Utilities — 1.5%
143	El Paso Electric Co. (a)	3,931
71	Portland General Electric Co.	1,541
49	UniSource Energy Corp.	1,749

		7,221

	Gas Utilities — 2.7%
124	Laclede Group, Inc. (The)	4,531
18	New Jersey Resources Corp.	763
98	Nicor, Inc.	4,912
22	Piedmont Natural Gas Co., Inc.	615
72	Southwest Gas Corp.	2,652
5	UGI Corp.	164

		13,637

	Independent Power Producers & Energy Traders — 0.1%
128	Dynegy, Inc. (a)	720

	Multi-Utilities — 1.7%
166	Avista Corp.	3,738
32	Black Hills Corp.	957
136	NorthWestern Corp.	3,924

		8,619

	Water Utilities — 0.2%
16	California Water Service Group	581
31	Consolidated Water Co., Ltd., (Cayman Islands) (c)	280

		861

	Total Utilities	31,058

	Total Common Stocks (Cost $406,591)	488,880

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bond — 0.0% (g)
	Financials — 0.0% (g)
54	GAMCO Investors, Inc., 0.000%, 12/15/11 (Cost $54)	54

U.S. Treasury Obligation — 0.2%
890	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $894)	894

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
9,718	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $9,718)	9,718

Investment of Cash Collateral for Securities on Loan — 5.4%
	Investment Company — 5.4%
26,821	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $26,821)	26,821

	Total Investments — 105.5% (Cost $444,078)	526,367
	Liabilities in Excess of Other Assets — (5.5)%	(27,380)

	NET ASSETS — 100.0%	$498,987

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
120	E-mini Russell 2000	03/18/11	$9,388	$241

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.2%
	Consumer Discretionary — 15.9%
	Auto Components — 0.7%
8	Drew Industries, Inc.	189
9	Superior Industries International, Inc. (c)	193

		382

	Diversified Consumer Services — 0.0% (g)
1	Spectrum Group International, Inc. (a)	2

	Hotels, Restaurants & Leisure — 2.4%
1	Biglari Holdings, Inc. (a)	451
7	Bravo Brio Restaurant Group, Inc. (a)	134
7	Cheesecake Factory, Inc. (The) (a) (c)	215
1	DineEquity, Inc. (a)	40
11	Monarch Casino & Resort, Inc. (a)	139
14	O’Charley’s, Inc. (a)	102
6	Red Robin Gourmet Burgers, Inc. (a) (c)	137
6	Ruby Tuesday, Inc. (a) (c)	81

		1,299

	Household Durables — 3.6%
21	American Greetings Corp., Class A (c) (m)	467
5	Blyth, Inc.	183
2	CSS Industries, Inc.	39
74	Furniture Brands International, Inc. (a) (c)	381
6	Helen of Troy Ltd., (Bermuda) (a)	166
13	La-Z-Boy, Inc. (a) (c)	118
17	Leggett & Platt, Inc.	396
15	Lifetime Brands, Inc. (a) (c)	211
5	Standard Pacific Corp. (a) (c)	25

		1,986

	Leisure Equipment & Products — 1.4%
12	Arctic Cat, Inc. (a)	173
34	JAKKS Pacific, Inc. (a) (c)	623

		796

	Media — 1.4%
6	Dex One Corp. (a)	46
6	Entercom Communications Corp., Class A (a)	69
10	Journal Communications, Inc., Class A (a)	52
6	Lee Enterprises, Inc. (a)	16
14	McClatchy Co. (The), Class A (a)	65
13	PRIMEDIA, Inc.	56
5	Scholastic Corp.	151
39	Sinclair Broadcast Group, Inc., Class A	317

		772

SHARES		SECURITY DESCRIPTION	VALUE($)

		Multiline Retail — 2.2%
20		Dillard’s, Inc., Class A (c)	751
29		Retail Ventures, Inc. (a)	466

			1,217

		Specialty Retail — 2.2%
5		Borders Group, Inc. (a)	4
15		Cache, Inc. (a)	65
13		Charming Shoppes, Inc. (a)	48
5		Collective Brands, Inc. (a)	108
18		Conn’s, Inc. (a) (c)	82
33		Finish Line, Inc. (The), Class A	566
3		Haverty Furniture Cos., Inc.	32
15		MarineMax, Inc. (a)	137
6		Midas, Inc. (a)	45
4		OfficeMax, Inc. (a)	76
1		Rent-A-Center, Inc.	26

			1,189

		Textiles, Apparel & Luxury Goods — 2.0%
39		Liz Claiborne, Inc. (a) (c)	278
6		Oxford Industries, Inc.	164
9		Perry Ellis International, Inc. (a)	250
10		Timberland Co. (The), Class A (a)	236
9		Unifi, Inc. (a)	149

			1,077

		Total Consumer Discretionary	8,720

		Consumer Staples — 2.3%
		Beverages — 0.5%
20		MGP Ingredients, Inc.	220
4		National Beverage Corp.	56

			276

		Food & Staples Retailing — 0.3%
—	(h)	Arden Group, Inc., Class A	12
2		Fresh Market, Inc. (The) (a)	66
—	(h)	Nash Finch Co.	13
3		Pantry, Inc. (The) (a)	64

			155

		Food Products — 0.3%
7		B&G Foods, Inc.	96
8		Dole Food Co., Inc. (a) (c)	106

			202

		Household Products — 0.3%
17		Central Garden & Pet Co., Class A (a)	167

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Personal Products — 0.9%
3	Herbalife Ltd., (Cayman Islands)	219
6	Inter Parfums, Inc.	120
12	Prestige Brands Holdings, Inc. (a)	141

		480

	Total Consumer Staples	1,280

	Energy — 4.9%
	Energy Equipment & Services — 2.5%
83	Cal Dive International, Inc. (a)	470
5	Complete Production Services, Inc. (a)	133
3	Dresser-Rand Group, Inc. (a)	136
5	Global Geophysical Services, Inc. (a)	56
2	Gulf Island Fabrication, Inc.	45
12	Hercules Offshore, Inc. (a)	41
6	ION Geophysical Corp. (a)	50
23	Key Energy Services, Inc. (a)	295
3	Patterson-UTI Energy, Inc.	69
8	Pioneer Drilling Co. (a)	66

		1,361

	Oil, Gas & Consumable Fuels — 2.4%
1	Clayton Williams Energy, Inc. (a)	42
12	Energy Partners Ltd. (a)	171
3	Frontline Ltd., (Bermuda) (c)	69
6	McMoRan Exploration Co. (a)	101
24	Petroquest Energy, Inc. (a)	177
6	Stone Energy Corp. (a)	125
5	Swift Energy Co. (a)	211
2	Targa Resources Corp. (a)	43
30	VAALCO Energy, Inc. (a)	213
3	W&T Offshore, Inc.	52
3	World Fuel Services Corp. (c)	116

		1,320

	Total Energy	2,681

	Financials — 20.2%
	Capital Markets — 1.3%
3	Affiliated Managers Group, Inc. (a) (m)	317
4	Federated Investors, Inc., Class B (c)	105
3	Gladstone Capital Corp. (c)	33
1	Janus Capital Group, Inc.	6
4	NGP Capital Resources Co.	37
3	Oppenheimer Holdings, Inc., Class A	71
2	Piper Jaffray Cos. (a)	67
10	Pzena Investment Management, Inc., Class A	73

		709

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 5.5%
3	1st Source Corp.	65
2	1st United Bancorp, Inc. (a)	16
8	BancFirst Corp.	329
7	Cathay General Bancorp	117
8	City Holding Co. (c)	301
3	Financial Institutions, Inc.	55
4	First Bancorp (a)	2
51	First Commonwealth Financial Corp.	362
6	First Financial Bancorp	107
3	First Interstate Bancsystem, Inc.	44
2	First Merchants Corp.	18
12	FNB Corp. (c)	116
3	Heartland Financial USA, Inc.	56
6	Nara Bancorp, Inc. (a)	58
4	Sierra Bancorp	40
8	Simmons First National Corp., Class A (c)	228
20	Southwest Bancorp, Inc. (a)	252
11	Suffolk Bancorp (c)	264
11	Susquehanna Bancshares, Inc.	108
1	SVB Financial Group (a) (c)	69
19	TCF Financial Corp. (c)	274
2	UMB Financial Corp.	99
5	West Bancorp, Inc.	40

		3,020

	Consumer Finance — 2.0%
8	Advance America Cash Advance Centers, Inc. (m)	47
1	CompuCredit Holdings Corp. (a)	7
3	Credit Acceptance Corp. (a)	195
16	Dollar Financial Corp. (a) (c)	444
2	Netspend Holdings, Inc. (a)	24
7	World Acceptance Corp. (a)	370

		1,087

	Diversified Financial Services — 0.9%
9	Marlin Business Services Corp. (a)	111
9	PHH Corp. (a)	204
2	Portfolio Recovery Associates, Inc. (a)	143

		458

	Insurance — 3.2%
24	American Equity Investment Life Holding Co. (c) (m)	299
1	Argo Group International Holdings Ltd., (Bermuda)	46
1	Aspen Insurance Holdings Ltd., (Bermuda)	37
3	Axis Capital Holdings Ltd., (Bermuda)	97

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
33	CNO Financial Group, Inc. (a)	223
2	Delphi Financial Group, Inc., Class A	61
6	Harleysville Group, Inc. (c)	235
6	Meadowbrook Insurance Group, Inc.	60
3	Navigators Group, Inc. (The) (a)	146
9	Platinum Underwriters Holdings Ltd., (Bermuda)	387
3	ProAssurance Corp. (a)	176

		1,767

	Real Estate Investment Trusts (REITs) — 6.6%
3	American Capital Agency Corp. (m)	75
13	Anworth Mortgage Asset Corp.	93
12	Ashford Hospitality Trust, Inc. (a)	119
1	Associated Estates Realty Corp.	12
3	BioMed Realty Trust, Inc.	60
2	Colonial Properties Trust	34
15	DCT Industrial Trust, Inc. (c)	78
9	DiamondRock Hospitality Co. (a)	111
3	EastGroup Properties, Inc.	135
8	Education Realty Trust, Inc.	65
17	FelCor Lodging Trust, Inc. (a)	123
3	Home Properties, Inc.	178
8	Hospitality Properties Trust	191
23	Lexington Realty Trust	184
14	LTC Properties, Inc.	390
30	MFA Financial, Inc.	247
1	Mid-America Apartment Communities, Inc.	32
37	MPG Office Trust, Inc. (a)	102
4	Pebblebrook Hotel Trust	87
11	Pennsylvania Real Estate Investment Trust (c)	156
3	PS Business Parks, Inc.	178
16	Ramco-Gershenson Properties Trust	203
5	Saul Centers, Inc.	256
27	Strategic Hotels & Resorts, Inc. (a)	144
25	Sunstone Hotel Investors, Inc. (a)	256
2	Taubman Centers, Inc.	121

		3,630

	Thrifts & Mortgage Finance — 0.7%
5	Astoria Financial Corp.	71
1	Capitol Federal Financial, Inc.	13
11	MGIC Investment Corp. (a)	112
6	OceanFirst Financial Corp.	72
9	Ocwen Financial Corp. (a)	90
5	Radian Group, Inc.	41

		399

	Total Financials	11,070

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care — 12.6%
		Biotechnology — 3.5%
5		Acorda Therapeutics, Inc. (a) (m)	139
5		Affymax, Inc. (a) (m)	31
12		Anadys Pharmaceuticals, Inc. (a)	16
24		Ariad Pharmaceuticals, Inc. (a)	121
13		ArQule, Inc. (a)	79
9		BioCryst Pharmaceuticals, Inc. (a)	44
2		BioMarin Pharmaceutical, Inc. (a)	65
12		Chelsea Therapeutics International Ltd. (a)	92
12		Cytokinetics, Inc. (a)	25
31		Dynavax Technologies Corp. (a)	99
40		Idenix Pharmaceuticals, Inc. (a)	202
7		Immunomedics, Inc. (a) (c)	24
14		Incyte Corp., Ltd. (a) (c)	230
5		Ironwood Pharmaceuticals, Inc. (a)	50
6		Medivation, Inc. (a)	85
–	(h)	Myrexis, Inc. (a)	2
16		Orexigen Therapeutics, Inc. (a) (c)	128
4		Pharmasset, Inc. (a) (c)	161
6		Savient Pharmaceuticals, Inc. (a)	71
4		Seattle Genetics, Inc. (a)	55
10		Tengion, Inc. (a)	25
7		Theravance, Inc. (a) (c)	168

			1,912

		Health Care Equipment & Supplies — 3.1%
9		American Medical Systems Holdings, Inc. (a) (c) (m)	172
5		GenMark Diagnostics, Inc. (a)	22
18		Greatbatch, Inc. (a)	427
8		Immucor, Inc. (a)	165
5		Insulet Corp. (a)	74
8		Invacare Corp.	250
4		Sirona Dental Systems, Inc. (a)	180
4		Teleflex, Inc.	215
3		Thoratec Corp. (a)	91
25		TomoTherapy, Inc. (a) (c)	89

			1,685

		Health Care Providers & Services — 3.2%
12		Alliance HealthCare Services, Inc. (a) (m)	49
4		American Dental Partners, Inc. (a) (m)	58
1		AMERIGROUP Corp. (a) (c)	35
47		Cross Country Healthcare, Inc. (a)	401
12		Emeritus Corp. (a) (c)	233
9		Magellan Health Services, Inc. (a)	416
18		PharMerica Corp. (a)	200

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
8	Providence Service Corp. (The) (a)	133
17	Sunrise Senior Living, Inc. (a)	91
6	Triple-S Management Corp., Class B (a)	118

		1,734

	Health Care Technology — 0.8%
5	Medidata Solutions, Inc. (a)	129
10	MedQuist, Inc.	83
16	Omnicell, Inc. (a)	224

		436

	Life Sciences Tools & Services — 0.8%
19	Affymetrix, Inc. (a) (m)	97
2	Mettler-Toledo International, Inc., (Switzerland) (a)	318
3	Pacific Biosciences of California, Inc. (a)	46

		461

	Pharmaceuticals — 1.2%
5	Acura Pharmaceuticals, Inc. (a) (m)	15
5	Ardea Biosciences, Inc. (a)	132
26	AVANIR Pharmaceuticals, Inc., Class A (a) (c)	105
12	Cadence Pharmaceuticals, Inc. (a) (c)	89
5	Cardiome Pharma Corp., (Canada) (a)	33
4	MAP Pharmaceuticals, Inc. (a)	67
1	Optimer Pharmaceuticals, Inc. (a)	15
10	ViroPharma, Inc. (a)	180
3	XenoPort, Inc. (a)	27

		663

	Total Health Care	6,891

	Industrials — 14.0%
	Aerospace & Defense — 1.2%
11	Cubic Corp.	528
24	GenCorp, Inc. (a) (c)	126

		654

	Air Freight & Logistics — 0.3%
3	Hub Group, Inc., Class A (a)	95
12	Pacer International, Inc. (a)	79

		174

	Airlines — 0.9%
36	Hawaiian Holdings, Inc. (a)	285
3	Republic Airways Holdings, Inc. (a)	23
8	United Continental Holdings, Inc. (a)	198

		506

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 1.0%
18	Gibraltar Industries, Inc. (a)	243
13	Insteel Industries, Inc.	157
8	Quanex Building Products Corp.	150

		550

	Commercial Services & Supplies — 2.4%
27	ACCO Brands Corp. (a) (c) (m)	230
14	American Reprographics Co. (a)	103
4	Consolidated Graphics, Inc. (a)	179
9	Deluxe Corp.	210
3	G&K Services, Inc., Class A	99
24	Knoll, Inc. (c)	393
5	Metalico, Inc. (a) (c)	32
2	Standard Parking Corp. (a)	45
4	Standard Register Co. (The) (c)	15
3	Steelcase, Inc., Class A	31

		1,337

	Construction & Engineering — 1.0%
18	EMCOR Group, Inc. (a)	527

	Electrical Equipment — 0.5%
4	Acuity Brands, Inc. (c) (m)	248

	Industrial Conglomerates — 0.6%
6	Standex International Corp.	185
8	Tredegar Corp.	155

		340

	Machinery — 2.8%
2	Cascade Corp.	114
8	Mueller Industries, Inc.	271
1	NACCO Industries, Inc., Class A	54
7	Nordson Corp. (c)	616
11	Sauer-Danfoss, Inc. (a)	316
8	Trimas Corp. (a)	153

		1,524

	Marine — 0.3%
42	Horizon Lines, Inc., Class A (c)	182

	Professional Services — 0.3%
18	SFN Group, Inc. (a)	178

	Road & Rail — 0.6%
2	Celadon Group, Inc. (a)	36
3	Con-way, Inc.	117
9	Heartland Express, Inc.	138
4	Swift Transportation Co. (a)	46

		337

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Trading Companies & Distributors — 2.1%
9		Aircastle Ltd.	90
6		Applied Industrial Technologies, Inc.	201
6		TAL International Group, Inc.	198
12		WESCO International, Inc. (a)	649

			1,138

		Total Industrials	7,695

		Information Technology — 17.3%
		Communications Equipment — 2.6%
6		Arris Group, Inc. (a)	66
7		Aviat Networks, Inc. (a)	34
8		Black Box Corp.	287
2		Comtech Telecommunications Corp.	58
9		Emulex Corp. (a)	110
11		InterDigital, Inc. (a) (c)	458
—	(h)	Meru Networks, Inc. (a)	2
15		Oplink Communications, Inc. (a)	277
3		Plantronics, Inc.	108
19		Powerwave Technologies, Inc. (a) (c)	49

			1,449

		Computers & Peripherals — 0.6%
5		Electronics for Imaging, Inc. (a)	68
12		Imation Corp. (a)	124
7		Novatel Wireless, Inc. (a) (c)	67
15		Quantum Corp. (a) (c)	57

			316

		Electronic Equipment, Instruments & Components — 3.1%
3		Aeroflex Holding Corp. (a) (m)	44
2		Anixter International, Inc.	125
34		Brightpoint, Inc. (a)	294
17		Checkpoint Systems, Inc. (a)	351
10		Coherent, Inc. (a)	447
2		Electro Rent Corp.	39
12		Methode Electronics, Inc.	149
3		Newport Corp. (a)	61
8		Power-One, Inc. (a) (c)	85
18		Pulse Electronics Corp. (c)	97
3		RadiSys Corp. (a) (c)	26

			1,718

		Internet Software & Services — 0.5%
2		Ancestry.com, Inc. (a)	68
5		IntraLinks Holdings, Inc. (a)	90
2		Perficient, Inc. (a)	20
6		Saba Software, Inc. (a)	38

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet Software & Services — Continued
3		SciQuest, Inc. (a)	37

			253

		IT Services — 2.2%
9		Acxiom Corp. (a) (m)	156
9		CIBER, Inc. (a)	44
4		CSG Systems International, Inc. (a)	81
2		FleetCor Technologies, Inc. (a)	65
6		Global Cash Access Holdings, Inc. (a)	19
3		Heartland Payment Systems, Inc.	45
3		Unisys Corp. (a)	86
18		VeriFone Systems, Inc. (a)	682

			1,178

		Semiconductors & Semiconductor Equipment — 3.9%
8		Amkor Technology, Inc. (a) (c)	61
5		Applied Micro Circuits Corp. (a) (c)	49
3		ATMI, Inc. (a) (m)	58
33		Cirrus Logic, Inc. (a) (c)	521
4		Cymer, Inc. (a) (c)	167
3		DSP Group, Inc. (a)	24
9		GSI Technology, Inc. (a)	71
3		Inphi Corp. (a)	58
6		Integrated Device Technology, Inc. (a)	41
11		Lattice Semiconductor Corp. (a)	68
59		LSI Corp. (a)	354
23		Micrel, Inc. (c)	299
1		Novellus Systems, Inc. (a)	42
8		Photronics, Inc. (a) (c)	46
21		RF Micro Devices, Inc. (a)	151
4		Rudolph Technologies, Inc. (a)	29
4		Semtech Corp. (a)	84
1		Veeco Instruments, Inc. (a) (c)	22

			2,145

		Software — 4.4%
32		Aspen Technology, Inc. (a)	404
4		EPIQ Systems, Inc.	56
3		Fair Isaac Corp. (c)	75
3		JDA Software Group, Inc. (a)	88
20		Manhattan Associates, Inc. (a)	605
4		MicroStrategy, Inc., Class A (a)	368
35		Monotype Imaging Holdings, Inc. (a)	383
1		QAD, Inc., Class A (a)	8
—	(h)	QAD, Inc., Class B (a)	2
2		Quest Software, Inc. (a)	58
—	(h)	RealD, Inc. (a)	5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
6	TIBCO Software, Inc. (a)	116
13	Websense, Inc. (a)	271

		2,439

	Total Information Technology	9,498

	Materials — 5.6%
	Chemicals — 2.5%
3	Innophos Holdings, Inc.	116
10	Minerals Technologies, Inc.	667
24	PolyOne Corp. (a)	301
33	Spartech Corp. (a)	305

		1,389

	Containers & Packaging — 0.7%
2	Boise, Inc.	17
6	Myers Industries, Inc.	54
6	Rock-Tenn Co., Class A	318

		389

	Metals & Mining — 1.4%
5	Haynes International, Inc.	226
6	Hecla Mining Co. (a) (c)	63
4	Noranda Aluminum Holding Corp. (a)	51
21	Worthington Industries, Inc. (c)	394

		734

	Paper & Forest Products — 1.0%
10	Buckeye Technologies, Inc.	208
1	Clearwater Paper Corp. (a)	86
2	Domtar Corp., (Canada)	122
6	Neenah Paper, Inc.	126

		542

	Total Materials	3,054

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.9%
17	Consolidated Communications Holdings, Inc.	330
12	Global Crossing Ltd., (Bermuda) (a)	159

		489

	Wireless Telecommunication Services — 0.4%
13	USA Mobility, Inc.	233

	Total Telecommunication Services	722

	Utilities — 3.1%
	Electric Utilities — 0.8%
8	El Paso Electric Co. (a)	229
5	Portland General Electric Co.	104

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
3	UniSource Energy Corp.	115

		448

	Gas Utilities — 1.4%
2	Laclede Group, Inc. (The)	88
3	New Jersey Resources Corp.	138
5	Nicor, Inc.	269
5	Piedmont Natural Gas Co., Inc.	126
3	Southwest Gas Corp.	117

		738

	Multi-Utilities — 0.9%
17	NorthWestern Corp.	502

	Total Utilities	1,688

	Total Common Stocks (Cost $43,070)	53,299

PRINCIPAL AMOUNT ($)
U.S. Treasury Obligation — 0.3%
175	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $175)	175

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
1,122	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $1,122)	1,122

Investment of Cash Collateral for Securities on Loan — 12.3%
	Investment Company — 12.3%
6,729	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $6,729)	6,729

	Total Investments — 111.8% (Cost $51,096)	61,325
	Liabilities in Excess of Other Assets — (11.8)%	(6,491)

	NET ASSETS — 100.0%	$54,834

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
19	E-mini Russell 2000	03/18/11	$1,486	$27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	45

J. P. Morgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$268,641	$517,926	$2,170,862
Investments in affiliates, at value	52,584	29,832	167,923

Total investment securities, at value	321,225	547,758	2,338,785
Cash	—	1	—
Receivables:
Investment securities sold	180	99	4,387
Fund shares sold	2,543	1,108	4,934
Interest and dividends	76	487	1,458
Securities lending income	11	35	72

Total Assets	324,035	549,488	2,349,636

LIABILITIES:
Payables:
Investment securities purchased	293	388	125
Collateral for securities lending program	42,747	21,775	84,959
Fund shares redeemed	289	70	4,331
Variation margin on futures contracts	—	54	—
Accrued liabilities:
Investment advisory fees	145	278	1,091
Administration fees	21	39	178
Shareholder servicing fees	27	—	347
Distribution fees	63	—	169
Custodian and accounting fees	16	29	51
Trustees’ and Chief Compliance Officer’s fees	—	—	1
Other	438	137	191

Total Liabilities	44,039	22,770	91,443

Net Assets	$279,996	$526,718	$2,258,193

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$248,196	$510,887	$1,747,470
Accumulated undistributed net investment income (net investment loss)	(1,034)	1,468	8,580
Accumulated net realized gains (losses)	(32,766)	(110,379)	(1,443)
Net unrealized appreciation (depreciation)	65,600	124,742	503,586

Total Net Assets	$279,996	$526,718	$2,258,193

Net Assets:
Class A	$115,160	$—	$640,111
Class B	2,194	—	14,415
Class C	59,350	—	38,344
Class R2	—	—	5,648
Class R5	—	—	353,412
Select Class	103,292	526,718	1,206,263

Total	$279,996	$526,718	$2,258,193

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,185	—	18,940
Class B	132	—	497
Class C	3,572	—	1,323
Class R2	—	—	168
Class R5	—	—	9,614
Select Class	5,247	14,436	32,832

Net Asset Value:
Class A — Redemption price per share	$18.62	—	$33.80
Class B — Offering price per share (a)	16.65	—	29.03
Class C — Offering price per share (a)	16.61	—	28.98
Class R2 — Offering and redemption price per share	—	—	33.55
Class R5 — Offering and redemption price per share	—	—	36.76
Select Class — Offering and redemption price per share	19.69	36.49	36.74
Class A maximum sales charge	5.25%	—	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.65	$—	$35.67

Cost of investments in non-affiliates	$203,041	$393,368	$1,667,276
Cost of investments in affiliates	52,584	29,832	167,923
Value of securities on loan	41,292	21,082	81,780

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$567,466	$489,828	$53,474
Investments in affiliates, at value	59,631	36,539	7,851

Total investment securities, at value	627,097	526,367	61,325
Cash	—	13	—
Receivables:
Investment securities sold	380	7,616	29
Fund shares sold	4,128	604	3,514
Interest and dividends	160	921	55
Securities lending income	47	39	3

Total Assets	631,812	535,560	64,926

LIABILITIES:
Payables:
Investment securities purchased	618	4,179	3,246
Collateral for securities lending program	42,839	26,821	6,729
Fund shares redeemed	2,428	4,769	28
Variation margin on futures contracts	—	38	4
Accrued liabilities:
Investment advisory fees	290	227	13
Administration fees	3	43	5
Shareholder servicing fees	96	54	8
Distribution fees	69	64	2
Custodian and accounting fees	17	38	21
Trustees’ and Chief Compliance Officer’s fees	1	2	—	(a)
Other	204	338	36

Total Liabilities	46,565	36,573	10,092

Net Assets	$585,247	$498,987	$54,834

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$468,844	$500,986	$54,273
Accumulated undistributed net investment income (net investment loss)	(1,244)	1,758	145
Accumulated net realized gains (losses)	(31,310)	(86,287)	(9,840)
Net unrealized appreciation (depreciation)	148,957	82,530	10,256

Total Net Assets	$585,247	$498,987	$54,834

Net Assets:
Class A	$218,451	$192,535	$8,713
Class B	6,914	8,105	—
Class C	26,605	29,106	508
Class R2	5,412	2,240	—
Class R5	—	30,501	—
Class R6	41,995	60,732	—
Institutional Class	161,761	—	17,238
Select Class	124,109	175,768	28,375

Total	$585,247	$498,987	$54,834

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19,549	10,576	888
Class B	748	503	—
Class C	2,757	1,822	52
Class R2	487	123	—
Class R5	—	1,606	—
Class R6	3,559	3,195	—
Institutional Class	13,709	—	1,740
Select Class	10,615	9,251	2,857

Net Asset Value:
Class A — Redemption price per share	$11.17	$18.20	$9.81
Class B — Offering price per share (b)	9.25	16.10	—
Class C — Offering price per share (b)	9.65	15.98	9.72
Class R2 — Offering and redemption price per share	11.12	18.16	—
Class R5 — Offering and redemption price per share	—	19.00	—
Class R6 — Offering and redemption price per share	11.80	19.01	—
Institutional Class — Offering and redemption price per share	11.80	—	9.91
Select Class — Offering and redemption price per share	11.69	19.00	9.93
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.79	$19.21	$10.35

Cost of investments in non-affiliates	$418,509	$407,539	$43,245
Cost of investments in affiliates	59,631	36,539	7,851
Value of securities on loan	41,444	25,930	6,486

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$2		$—
Dividend income from non-affiliates	433		3,190		25,325
Dividend income from affiliates	4		8		50
Income from securities lending (net)	157		289		806
Other Income	—		13		—

Total investment income	594		3,502		26,181

EXPENSES:
Investment advisory fees	705		1,641		6,516
Administration fees	99		231		917
Distribution fees:
Class A	108		—		713
Class B	8		—		51
Class C	192		—		132
Class R2	—		—		13
Shareholder servicing fees:
Class A	108		—		713
Class B	3		—		17
Class C	64		—		44
Class R2	—		—		7
Class R5	—		—		76
Select Class	96		631		1,345
Custodian and accounting fees	27		37		85
Interest expense to affiliates	—	(a)	—	(a)	—	(a)
Professional fees	28		27		25
Trustees’ and Chief Compliance Officer’s fees	1		4		11
Printing and mailing costs	29		148		130
Registration and filing fees	28		4		75
Transfer agent fees	348		—		937
Other	5		4		9

Total expenses	1,849		2,727		11,816

Less amounts waived	(231)		(718)		(1,120)
Less earnings credits	—	(a)	—	(a)	—	(a)

Net expenses	1,618		2,009		10,696

Net investment income (loss)	(1,024)		1,493		15,485

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	14,597		2,731		2,021
Futures	—		2,140		—

Net realized gain (loss)	14,597		4,871		2,021

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	51,675		115,782		460,959
Futures	—		407		—

Change in net unrealized appreciation (depreciation)	51,675		116,189		460,959

Net realized/unrealized gains (losses)	66,272		121,060		462,980

Change in net assets resulting from operations	$65,248		$122,553		$478,465

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Small Cap Growth Fund		Small Cap Value Fund		U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$3		$—	(a)
Dividend income from non-affiliates	970		4,777		317
Dividend income from affiliates	8		7		1
Income from securities lending (net)	395		254		24
Other Income	—		—		16

Total investment income	1,373		5,041		358

EXPENSES:
Investment advisory fees	1,574		1,493		127
Administration fees	221		210		20
Distribution fees:
Class A	219		211		5
Class B	24		29		—
Class C	82		96		2
Class R2	7		3		—
Shareholder servicing fees:
Class A	219		211		5
Class B	8		10		—
Class C	28		32		1
Class R2	4		2		—
Class R5	—		14		—
Institutional Class	83		—		6
Select Class	137		221		32
Custodian and accounting fees	28		53		26
Interest expense to affiliates	—	(a)	—	(a)	—
Professional fees	26		25		27
Trustees’ and Chief Compliance Officer’s fees	2		1		—	(a)
Printing and mailing costs	40		45		1
Registration and filing fees	40		47		25
Transfer agent fees	252		388		11
Other	7		7		4

Total expenses	3,001		3,098		292

Less amounts waived	(397)		(500)		(83)
Less earnings credits	—	(a)	—	(a)	—	(a)

Net expenses	2,604		2,598		209

Net investment income (loss)	(1,231)		2,443		149

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	32,624		(1,240)		875
Futures	—		1,960		262

Net realized gain (loss)	32,624		720		1,137

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	114,054		100,186		8,718
Futures	—		369		31

Change in net unrealized appreciation (depreciation)	114,054		100,555		8,749

Net realized/unrealized gains (losses)	146,678		101,275		9,886

Change in net assets resulting from operations	$145,447		$103,718		$10,035

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,024)	$(1,819)	$1,493	$1,820
Net realized gain (loss)	14,597	19,547	4,871	590
Change in net unrealized appreciation (depreciation)	51,675	5,085	116,189	76,952

Change in net assets resulting from operations	65,248	22,813	122,553	79,362

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	—	—	(1,795)	(3,749)

Total distributions to shareholders	—	—	(1,795)	(3,749)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	42,467	4,594	(85,101)	77,467

NET ASSETS:
Change in net assets	107,715	27,407	35,657	153,080
Beginning of period	172,281	144,874	491,061	337,981

End of period	$279,996	$172,281	$526,718	$491,061

Accumulated undistributed net investment income (net investment loss)	$(1,034)	$(10)	$1,468	$1,770

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,485	$5,932	$(1,231)	$(2,223)
Net realized gain (loss)	2,021	121,929	32,624	37,233
Change in net unrealized appreciation (depreciation)	460,959	84,303	114,054	34,785

Change in net assets resulting from operations	478,465	212,164	145,447	69,795

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,060)	(686)	—	—
From net realized gains	(19,043)	—	—	—
Class B
From net realized gains	(506)	—	—	—
Class C
From net realized gains	(1,347)	—	—	—
Class R2
From net investment income	—	(4)	—	—
From net realized gains	(172)	—	—	—
Class R5
From net investment income	(1,948)	(940)	—	—
From net realized gains	(9,777)	—	—	—
Select Class
From net investment income	(4,611)	(2,992)	—	—
From net realized gains	(33,431)	—	—	—

Total distributions to shareholders	(71,895)	(4,622)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	81,318	454,753	21,575	28,115

NET ASSETS:
Change in net assets	487,888	662,295	167,022	97,910
Beginning of period	1,770,305	1,108,010	418,225	320,315

End of period	$2,258,193	$1,770,305	$585,247	$418,225

Accumulated undistributed net investment income (net investment loss)	$8,580	$714	$(1,244)	$(13)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,443	$3,331	$149	$126
Net realized gain (loss)	720	(11,967)	1,137	1,350
Change in net unrealized appreciation (depreciation)	100,555	107,160	8,749	6,774

Change in net assets resulting from operations	103,718	98,524	10,035	8,250

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(152)	(882)	(29)	(4)
Class B
From net investment income	—	(11)	—	—
Class C
From net investment income	—	(39)	—	(2)
Class R2
From net investment income	(1)	(1)	—	—
Class R5
From net investment income	(97)	(319)	—	—
Class R6 (a)
From net investment income	(31)	(266)	—	—
Institutional Class
From net investment income	—	—	(46)	(118)
Select Class
From net investment income	(226)	(1,371)	(51)	(241)

Total distributions to shareholders	(507)	(2,889)	(126)	(365)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(33,282)	(36,031)	9,010	(2,088)

NET ASSETS:
Change in net assets	69,929	59,604	18,919	5,797
Beginning of period	429,058	369,454	35,915	30,118

End of period	$498,987	$429,058	$54,834	$35,915

Accumulated undistributed (distributions in excess of) net investment income	$1,758	$(178)	$145	$122

(a)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,472	$49,016	$—	$—
Cost of shares redeemed	(18,505)	(37,435)	—	—

Change in net assets from Class A capital transactions	$16,967	$11,581	$—	$—

Class B
Proceeds from shares issued	$10	$1,917	$—	$—
Cost of shares redeemed	(773)	(16,976)	—	—

Change in net assets from Class B capital transactions	$(763)	$(15,059)	$—	$—

Class C
Proceeds from shares issued	$9,013	$19,599	$—	$—
Cost of shares redeemed	(10,829)	(20,792)	—	—

Change in net assets from Class C capital transactions	$(1,816)	$(1,193)	$—	$—

Select Class
Proceeds from shares issued	$45,443	$62,358	$23,718	$137,575
Dividends and distributions reinvested	—	—	1,637	3,093
Cost of shares redeemed	(17,364)	(53,093)	(110,456)	(63,201)

Change in net assets from Select Class capital transactions	$28,079	$9,265	$(85,101)	$77,467

Total change in net assets from capital transactions	$42,467	$4,594	$(85,101)	$77,467

SHARE TRANSACTIONS:
Class A
Issued	2,151	3,547	—	—
Redeemed	(1,194)	(2,645)	—	—

Change in Class A Shares	957	902	—	—

Class B
Issued	1	162	—	—
Redeemed	(57)	(1,473)	—	—

Change in Class B Shares	(56)	(1,311)	—	—

Class C
Issued	626	1,578	—	—
Redeemed	(774)	(1,667)	—	—

Change in Class C Shares	(148)	(89)	—	—

Select Class
Issued	2,704	4,210	763	4,714
Reinvested	—	—	45	109
Redeemed	(1,019)	(3,575)	(3,542)	(2,173)

Change in Select Class Shares	1,685	635	(2,734)	2,650

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)		Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$79,119	$228,115	$54,858		$62,712
Dividends and distributions reinvested	17,092	581	—		—
Cost of shares redeemed	(99,659)	(135,499)	(33,736)		(49,042)

Change in net assets from Class A capital transactions	$(3,448)	$93,197	$21,122		$13,670

Class B
Proceeds from shares issued	$75	$217	$443		$742
Dividends and distributions reinvested	456	—	—		—
Cost of shares redeemed	(1,689)	(3,329)	(1,698)		(4,047)

Change in net assets from Class B capital transactions	$(1,158)	$(3,112)	$(1,255)		$(3,305)

Class C
Proceeds from shares issued	$1,438	$4,734	$3,728		$6,713
Dividends and distributions reinvested	1,029	—	—		—
Cost of shares redeemed	(3,304)	(8,308)	(3,091)		(4,739)

Change in net assets from Class C capital transactions	$(837)	$(3,574)	$637		$1,974

Class R2
Proceeds from shares issued	$1,418	$6,709	$3,336		$2,659
Dividends and distributions reinvested	55	1	—		—
Cost of shares redeemed	(1,502)	(4,091)	(362)		(1,091)

Change in net assets from Class R2 capital transactions	$(29)	$2,619	$2,974		$1,568

Class R5
Proceeds from shares issued	$49,887	$200,560	$—		$—
Dividends and distributions reinvested	11,063	898	—		—
Cost of shares redeemed	(25,685)	(51,157)	—		—

Change in net assets from Class R5 capital transactions	$35,265	$150,301	$—		$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$42,445	(b)	$—

Change in net assets from Class R6 capital transactions	$—	$—	$42,445		$—

Institutional Class
Proceeds from shares issued	$—	$—	$44,521		$77,122
Cost of shares redeemed	—	—	(80,122	)(b)	(59,288)

Change in net assets from Institutional Class capital transactions	$—	$—	$(35,601)		$17,834

Select Class
Proceeds from shares issued	$180,155	$509,125	$30,966		$42,947
Dividends and distributions reinvested	26,913	1,979	—		—
Cost of shares redeemed	(155,543)	(295,782)	(39,713)		(46,573)

Change in net assets from Select Class capital transactions	$51,525	$215,322	$(8,747)		$(3,626)

Total change in net assets from capital transactions	$81,318	$454,753	$21,575		$28,115

(a)	Commencement of offering of class of shares effective November 30, 2010.
(b)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 3,555,000 Institutional Shares for 3,555,000 Class R6 Shares. This exchange amounted to approximately $42,407,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)		Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	2,556	8,252	5,668		7,562
Reinvested	514	21	—		—
Redeemed	(3,327)	(4,864)	(3,531)		(5,981)

Change in Class A Shares	(257)	3,409	2,137		1,581

Class B
Issued	3	10	51		108
Reinvested	16	—	—		—
Redeemed	(64)	(138)	(222)		(593)

Change in Class B Shares	(45)	(128)	(171)		(485)

Class C
Issued	54	202	431		941
Reinvested	36	—	—		— (a)
Redeemed	(125)	(345)	(388)		(658)

Change in Class C Shares	(35)	(143)	43		283

Class R2
Issued	46	258	338		310
Reinvested	1	— (a)	—		—
Redeemed	(49)	(150)	(40)		(129)

Change in Class R2 Shares	(2)	108	298		181

Class R5
Issued	1,494	6,830	—		—
Reinvested	304	30	—		—
Redeemed	(756)	(1,649)	—		—

Change in Class R5 Shares	1,042	5,211	—		—

Class R6 (b)
Issued	—	—	3,559	(c)	—

Change in Class R6 Shares	—	—	3,559		—

Institutional Class
Issued	—	—	4,340		8,864
Redeemed	—	—	(7,376	)(c)	(6,513)

Change in Institutional Class Shares	—	—	(3,036)		2,351

Select Class
Issued	5,404	17,328	3,021		4,970
Reinvested	742	66	—		—
Redeemed	(4,615)	(9,692)	(4,019)		(5,724)

Change in Select Class Shares	1,531	7,702	(998)		(754)

(a)	Amount rounds to less than 1,000 (Shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010
(c)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 3,555,000 Institutional Shares for 3,555,000 Class R6 Shares. This exchange amounted to approximately $42,407,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund			U.S. Small Company Fund
	Six Months Ended 12/31/2010 (Unaudited)		Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,726		$92,113	$7,888	$1,350
Dividends and distributions reinvested	141		754	29	4
Cost of shares redeemed	(28,533)		(78,820)	(712)	(1,042)

Change in net assets from Class A capital transactions	$4,334		$14,047	$7,205	$312

Class B
Proceeds from shares issued	$79		$363	$—	$—
Dividends and distributions reinvested	—		10	—	—
Cost of shares redeemed	(1,029)		(6,605)	—	—

Change in net assets from Class B capital transactions	$(950)		$(6,232)	$—	$—

Class C
Proceeds from shares issued	$3,327		$8,138	$98	$331
Dividends and distributions reinvested	—		30	—	2
Cost of shares redeemed	(3,482)		(6,546)	(76)	(68)

Change in net assets from Class C capital transactions	$(155)		$1,622	$22	$265

Class R2
Proceeds from shares issued	$1,910		$654	$—	$—
Dividends and distributions reinvested	1		1	—	—
Cost of shares redeemed	(518)		(176)	—	—

Change in net assets from Class R2 capital transactions	$1,393		$479	$—	$—

Class R5
Proceeds from shares issued	$14,620		$41,010	$—	$—
Dividends and distributions reinvested	77		172	—	—
Cost of shares redeemed	(46,541	)(c)	(10,553)	—	—

Change in net assets from Class R5 capital transactions	$(31,844)		$30,629	$—	$—

Class R6 (b)
Proceeds from shares issued	$40,210	(c)	$24,469	$—	$—
Dividends and distributions reinvested	31		—	—	—
Cost of shares redeemed	(7,164)		(25,160)	—	—

Change in net assets from Class R6 capital transactions	$33,077		$(691)	$—	$—

Institutional Class
Proceeds from shares issued	$—		$—	$3,614	$99
Dividends and distributions reinvested	—		—	46	85
Cost of shares redeemed	—		—	(1)	(948)

Change in net assets from Institutional Class capital transactions	$—		$—	$3,659	$(764)

Select Class
Proceeds from shares issued	$12,633		$56,173	$862	$948
Dividends and distributions reinvested	87		502	37	175
Cost of shares redeemed	(51,857)		(132,560)	(2,775)	(3,024)

Change in net assets from Select Class capital transactions	$(39,137)		$(75,885)	$(1,876)	$(1,901)

Total change in net assets from capital transactions	$(33,282)		$(36,031)	$9,010	$(2,088)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Small Cap Value Fund			U.S. Small Company Fund
	Six Months Ended 12/31/2010 (Unaudited)		Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	2,029		6,155	887	161
Reinvested	9		50	3	— (a)
Redeemed	(1,805)		(5,321)	(76)	(126)

Change in Class A Shares	233		884	814	35

Class B
Issued	5		28	—	—
Reinvested	—		1	—	—
Redeemed	(73)		(501)	—	—

Change in Class B Shares	(68)		(472)	—	—

Class C
Issued	231		625	11	43
Reinvested	—		2	—	— (a)
Redeemed	(247)		(511)	(8)	(9)

Change in Class C Shares	(16)		116	3	34

Class R2
Issued	118		43	—	—
Reinvested	—	(a)	— (a)	—	—
Redeemed	(32)		(11)	—	—

Change in Class R2 Shares	86		32	—	—

Class R5
Issued	880		2,729	—	—
Reinvested	5		11	—	—
Redeemed	(2,457	)(c)	(679)	—	—

Change in Class R5 Shares	(1,572)		2,061	—	—

Class R6 (b)
Issued	2,093	(c)	1,627	—	—
Reinvested	2		—	—	—
Redeemed	(461)		(1,584)	—	—

Change in Class R6 Shares	1,634		43	—	—

Institutional Class
Issued	—		—	367	13
Reinvested	—		—	5	11
Redeemed	—		—	— (a)	(122)

Change in Institutional Class Shares	—		—	372	(98)

Select Class
Issued	746		3,618	90	118
Reinvested	6		33	4	22
Redeemed	(3,087)		(8,933)	(320)	(387)

Change in Select Class Shares	(2,335)		(5,282)	(226)	(247)

(a)	Amount rounds to less than 1,000 (Shares or dollars).
(b)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.
(c)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 2,094,000 Class R5 Shares for 2,093,000 Class R6 Shares. This exchange amounted to approximately $40,210,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$13.80	$(0.08	)(e)	$4.90	$4.82	$—
Year Ended June 30, 2010	11.89	(0.13	)(e)	2.04	1.91	—
Year Ended June 30, 2009	16.65	(0.11	)(e)	(4.65)	(4.76)	—
Year Ended June 30, 2008	20.73	(0.19	)(e)	(2.09)	(2.28)	(1.80)
Year Ended June 30, 2007	19.34	(0.19	)(e)	3.59	3.40	(2.01)
January 1, 2006 through June 30, 2006 (f)	18.12	(0.09	)(e)	1.31	1.22	—
Year Ended December 31, 2005	18.46	(0.21	)(e)	1.20	0.99	(1.33)

Class B
Six Months Ended December 31, 2010 (Unaudited)	12.37	(0.11	)(e)	4.39	4.28	—
Year Ended June 30, 2010	10.73	(0.19	)(e)	1.83	1.64	—
Year Ended June 30, 2009	15.12	(0.16	)(e)	(4.23)	(4.39)	—
Year Ended June 30, 2008	19.09	(0.28	)(e)	(1.89)	(2.17)	(1.80)
Year Ended June 30, 2007	18.07	(0.29	)(e)	3.32	3.03	(2.01)
January 1, 2006 through June 30, 2006 (f)	16.97	(0.14	)(e)	1.24	1.10	—
Year Ended December 31, 2005	17.47	(0.29	)(e)	1.12	0.83	(1.33)

Class C
Six Months Ended December 31, 2010 (Unaudited)	12.35	(0.11	)(e)	4.37	4.26	—
Year Ended June 30, 2010	10.71	(0.19	)(e)	1.83	1.64	—
Year Ended June 30, 2009	15.09	(0.16	)(e)	(4.22)	(4.38)	—
Year Ended June 30, 2008	19.06	(0.28	)(e)	(1.89)	(2.17)	(1.80)
Year Ended June 30, 2007	18.04	(0.29	)(e)	3.32	3.03	(2.01)
January 1, 2006 through June 30, 2006 (f)	16.95	(0.14	)(e)	1.23	1.09	—
Year Ended December 31, 2005	17.44	(0.30	)(e)	1.14	0.84	(1.33)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	14.56	(0.05	)(e)	5.18	5.13	—
Year Ended June 30, 2010	12.50	(0.08	)(e)	2.14	2.06	—
Year Ended June 30, 2009	17.44	(0.06	)(e)	(4.88)	(4.94)	—
Year Ended June 30, 2008	21.53	(0.12	)(e)	(2.17)	(2.29)	(1.80)
Year Ended June 30, 2007	19.95	(0.12	)(e)	3.71	3.59	(2.01)
January 1, 2006 through June 30, 2006 (f)	18.65	(0.05	)(e)	1.35	1.30	—
Year Ended December 31, 2005	18.89	(0.14	)(e)	1.23	1.09	(1.33)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.62	34.93%	$115,160	1.48%	(0.94)%	1.67%	38%
13.80	16.06	72,134	1.49	(0.92)	1.78	120
11.89	(28.59)	51,434	1.50	(0.86)	2.16	83
16.65	(11.92)	77,384	1.50	(0.99)	1.95	122
20.73	18.59	87,347	1.50	(1.00)	2.04	144
19.34	6.73	82,529	1.50	(0.94)	1.82	86
18.12	5.29	75,940	1.50	(1.16)	1.67	143

16.65	34.60	2,194	2.08	(1.54)	2.17	38
12.37	15.28	2,326	2.09	(1.58)	2.39	120
10.73	(29.03)	16,081	2.10	(1.46)	2.65	83
15.12	(12.38)	27,388	2.10	(1.59)	2.44	122
19.09	17.81	35,349	2.10	(1.61)	2.53	144
18.07	6.48	40,478	2.10	(1.54)	2.32	86
16.97	4.66	41,440	2.06	(1.72)	2.15	143

16.61	34.49	59,350	2.08	(1.54)	2.17	38
12.35	15.31	45,949	2.09	(1.53)	2.30	120
10.71	(29.03)	40,775	2.10	(1.46)	2.66	83
15.09	(12.40)	58,290	2.10	(1.59)	2.44	122
19.06	17.84	72,836	2.10	(1.60)	2.55	144
18.04	6.43	54,608	2.10	(1.54)	2.32	86
16.95	4.73	43,211	2.06	(1.72)	2.18	143

19.69	35.23	103,292	1.09	(0.54)	1.42	38
14.56	16.48	51,872	1.09	(0.52)	1.53	120
12.50	(28.33)	36,584	1.10	(0.46)	1.92	83
17.44	(11.50)	35,071	1.10	(0.60)	1.70	122
21.53	19.00	31,603	1.10	(0.60)	1.80	144
19.95	6.97	28,212	1.10	(0.54)	1.57	86
18.65	5.70	21,753	1.10	(0.77)	1.43	143

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Six Months Ended December 31, 2010 (Unaudited)	$28.60	$0.12	$7.89		$8.01	$(0.12)	$—	$(0.12)
Year Ended June 30, 2010	23.28	0.09	5.47		5.56	(0.24)	—	(0.24)
Year Ended June 30, 2009	35.77	0.27	(10.26	)(e)(f)	(9.99)	(0.14)	(2.36)	(2.50)
Year Ended June 30, 2008	51.34	0.34	(9.43)		(9.09)	(0.27)	(6.21)	(6.48)
Year Ended June 30, 2007	47.21	0.25	7.07		7.32	(0.22)	(2.97)	(3.19)
January 1, 2006 through June 30, 2006 (g)	43.99	0.09	3.13		3.22	—	—	—
Year Ended December 31, 2005	43.46	0.18	1.52		1.70	(0.19)	(0.98)	(1.17)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Includes gains resulting from litigation payments on securities owned in prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $(10.30) and the total return would have been (27.78)%.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(10.27), and the total return would have been (27.69)%.
(g)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$36.49	28.03%		$526,718	0.79%	0.59%	1.08%	15%
28.60	23.89		491,061	0.80	0.40	1.09	40
23.28	(27.66	)(e)(f)	337,981	0.80	0.96	1.10	42
35.77	(18.23)		558,129	0.80	0.77	1.07	35
51.34	15.99		1,016,826	0.80	0.49	1.08	37
47.21	7.32		1,105,086	0.80	0.37	1.04	24
43.99	3.90		815,905	0.80	0.39	1.06	37

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$27.54	$0.20	(e)	$7.17	$7.37	$(0.06)	$(1.05)	$(1.11)
Year Ended June 30, 2010	23.59	0.05	(e)	3.94	3.99	(0.04)	—	(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(e)	(3.80)	(3.83)	—	—	—
Year Ended June 30, 2008	33.16	0.05	(e)	(3.91)	(3.86)	(0.12)	(1.76)	(1.88)
Year Ended June 30, 2007	28.30	0.13	(e)	6.01	6.14	— (f)	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (g)	26.30	(0.01	)(e)	2.01	2.00	—	—	—
Year Ended December 31, 2005	26.44	(0.08	)(e)	3.36	3.28	—	(3.42)	(3.42)

Class B
Six Months Ended December 31, 2010 (Unaudited)	23.79	0.10	(e)	6.19	6.29	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(e)	(3.43)	(3.51)	—	(1.76)	(1.76)
Year Ended June 30, 2007	25.16	(0.03	)(e)	5.32	5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (g)	23.44	(0.07	)(e)	1.79	1.72	—	—	—
Year Ended December 31, 2005	24.01	(0.20	)(e)	3.05	2.85	—	(3.42)	(3.42)

Class C
Six Months Ended December 31, 2010 (Unaudited)	23.75	0.10	(e)	6.18	6.28	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(e)	(3.43)	(3.51)	(0.02)	(1.76)	(1.78)
Year Ended June 30, 2007	25.14	(0.02	)(e)	5.31	5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (g)	23.43	(0.06	)(e)	1.77	1.71	—	—	—
February 18, 2005 (h) through December 31, 2005	24.08	(0.14	)(e)	2.91	2.77	—	(3.42)	(3.42)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	27.33	0.16	(e)	7.11	7.27	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(e)	3.92	3.88	(0.03)	—	(0.03)
November 3, 2008 (h) through June 30, 2009	20.98	(0.06	)(e)	2.63	2.57	(0.07)	—	(0.07)

Class R5
Six Months Ended December 31, 2010 (Unaudited)	29.92	0.31	(e)	7.78	8.09	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(e)	4.27	4.46	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(e)	(4.12)	(4.03)	(0.09)	—	(0.09)
Year Ended June 30, 2008	35.75	0.21	(e)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)
Year Ended June 30, 2007	30.38	0.32	(e)	6.45	6.77	(0.12)	(1.28)	(1.40)
May 15, 2006 (h) through June 30, 2006	31.21	0.05	(e)	(0.88)	(0.83)	—	—	—

Select Class
Six Months Ended December 31, 2010 (Unaudited)	29.88	0.27	(e)	7.78	8.05	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(e)	4.27	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(e)	(4.11)	(4.07)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(e)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2007	30.38	0.25	(e)	6.45	6.70	(0.09)	(1.28)	(1.37)
January 1, 2006 through June 30, 2006 (g)	28.17	0.06	(e)	2.15	2.21	—	—	—
Year Ended December 31, 2005	27.96	0.05	(e)	3.58	3.63	—	(3.42)	(3.42)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	The Fund changed its fiscal year end from December 31 to June 30.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$33.80	26.81%	$640,111	1.29%	1.31%	1.37%	18%
27.54	16.91	528,676	1.29	0.16	1.38	44
23.59	(13.97)	372,525	1.30	(0.13)	1.44	45
27.42	(11.80)	405,375	1.25	0.18	1.40	52
33.16	22.23	522,428	1.15	0.41	1.39	26
28.30	7.60	284,104	1.28	(0.05)	1.36	21
26.30	12.39	209,321	1.35	(0.28)	1.41	70

29.03	26.51	14,415	1.79	0.75	1.87	18
23.79	16.28	12,890	1.79	(0.33)	1.88	44
20.46	(14.39)	13,711	1.80	(0.64)	1.94	45
23.90	(12.21)	21,212	1.75	(0.32)	1.90	52
29.17	21.60	30,769	1.65	(0.10)	1.89	26
25.16	7.34	22,370	1.78	(0.55)	1.86	21
23.44	11.85	17,106	1.87	(0.83)	1.91	70

28.98	26.52	38,344	1.79	0.78	1.87	18
23.75	16.31	32,259	1.79	(0.33)	1.88	44
20.42	(14.42)	30,661	1.80	(0.64)	1.94	45
23.86	(12.21)	45,375	1.75	(0.32)	1.90	52
29.15	21.61	64,603	1.65	(0.07)	1.89	26
25.14	7.30	22,209	1.77	(0.51)	1.86	21
23.43	11.48	10,678	1.85	(0.49)	1.91	70

33.55	26.67	5,648	1.54	1.03	1.62	18
27.33	16.53	4,634	1.54	(0.16)	1.63	44
23.48	12.30	1,461	1.55	(0.39)	1.75	45

36.76	27.12	353,412	0.79	1.86	0.92	18
29.92	17.44	256,458	0.79	0.63	0.93	44
25.60	(13.50)	86,024	0.80	0.38	0.99	45
29.72	(11.35)	73,737	0.76	0.68	0.96	52
35.75	22.84	16,692	0.65	0.95	0.94	26
30.38	(2.66)	4,297	0.65	1.21	0.90	21

36.74	27.01	1,206,263	0.99	1.62	1.12	18
29.88	17.21	935,388	0.99	0.45	1.13	44
25.58	(13.69)	603,628	1.00	0.17	1.19	45
29.68	(11.54)	644,973	0.94	0.48	1.15	52
35.71	22.58	875,737	0.85	0.74	1.14	26
30.38	7.85	358,568	0.85	0.38	1.11	21
28.17	12.98	243,437	0.85	0.18	1.14	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain

Small Cap Growth Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$8.28	$(0.03	)(e)	$2.92		$2.89	$—
Year Ended June 30, 2010	6.80	(0.06	)(e)	1.54		1.48	—
Year Ended June 30, 2009	8.94	(0.04	)(e)	(2.10	)(f)	(2.14)	—
Year Ended June 30, 2008	11.98	(0.06	)(e)	(1.28)		(1.34)	(1.70)
Year Ended June 30, 2007	11.91	(0.07	)(e)	1.93		1.86	(1.79)
Year Ended June 30, 2006	12.54	(0.08)		2.03		1.95	(2.58)

Class B
Six Months Ended December 31, 2010 (Unaudited)	6.87	(0.05	)(e)	2.43		2.38	—
Year Ended June 30, 2010	5.67	(0.09	)(e)	1.29		1.20	—
Year Ended June 30, 2009	7.52	(0.07	)(e)	(1.78	)(f)	(1.85)	—
Year Ended June 30, 2008	10.41	(0.11	)(e)	(1.08)		(1.19)	(1.70)
Year Ended June 30, 2007	10.62	(0.13	)(e)	1.71		1.58	(1.79)
Year Ended June 30, 2006	11.50	(0.23)		1.93		1.70	(2.58)

Class C
Six Months Ended December 31, 2010 (Unaudited)	7.17	(0.05	)(e)	2.53		2.48	—
Year Ended June 30, 2010	5.92	(0.09	)(e)	1.34		1.25	—
Year Ended June 30, 2009	7.84	(0.07	)(e)	(1.85	)(f)	(1.92)	—
Year Ended June 30, 2008	10.78	(0.11	)(e)	(1.13)		(1.24)	(1.70)
Year Ended June 30, 2007	10.94	(0.13	)(e)	1.76		1.63	(1.79)
Year Ended June 30, 2006	11.77	(0.09)		1.84		1.75	(2.58)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	8.25	(0.04	)(e)	2.91		2.87	—
Year Ended June 30, 2010	6.79	(0.08	)(e)	1.54		1.46	—
November 3, 2008 (h) through June 30, 2009	6.28	(0.03	)(e)	0.54	(f)	0.51	—

Class R6
November 30, 2010 (h) through December 31, 2010	11.02	—	(e)(i)	0.78		0.78	—

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	8.73	(0.01	)(e)	3.08		3.07	—
Year Ended June 30, 2010	7.13	(0.03	)(e)	1.63		1.60	—
Year Ended June 30, 2009	9.36	(0.01	)(e)	(2.22	)(f)	(2.23)	—
Year Ended June 30, 2008	12.41	(0.02	)(e)	(1.33)		(1.35)	(1.70)
Year Ended June 30, 2007	12.23	(0.03	)(e)	2.00		1.97	(1.79)
Year Ended June 30, 2006	12.77	(0.03)		2.07		2.04	(2.58)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	8.65	(0.02	)(e)	3.06		3.04	—
Year Ended June 30, 2010	7.08	(0.04	)(e)	1.61		1.57	—
Year Ended June 30, 2009	9.30	(0.03	)(e)	(2.19	)(f)	(2.22)	—
Year Ended June 30, 2008	12.37	(0.04	)(e)	(1.33)		(1.37)	(1.70)
Year Ended June 30, 2007	12.21	(0.05	)(e)	2.00		1.95	(1.79)
Year Ended June 30, 2006	12.77	(0.07)		2.09		2.02	(2.58)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share and total return.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.17	34.90%		$218,451	1.23%	(0.67)%	1.40%	40%
8.28	21.76		144,214	1.25	(0.71)	1.44	83
6.80	(23.94	)(f)	107,591	1.25	(0.55)	1.58	83
8.94	(12.93	)(g)	120,723	1.25	(0.56)	1.39	71
11.98	16.90		108,013	1.25	(0.65)	1.36	86
11.91	16.96		90,963	1.25	(0.82)	1.39	97

9.25	34.64		6,914	1.82	(1.25)	1.90	40
6.87	21.16		6,318	1.85	(1.33)	1.94	83
5.67	(24.60	)(f)	7,967	1.85	(1.15)	2.06	83
7.52	(13.48	)(g)	13,420	1.85	(1.18)	1.89	71
10.41	16.26		20,719	1.84	(1.25)	1.86	86
10.62	16.25		24,434	1.85	(1.43)	1.89	97

9.65	34.59		26,605	1.81	(1.25)	1.90	40
7.17	21.11		19,472	1.85	(1.31)	1.94	83
5.92	(24.49	)(f)	14,396	1.85	(1.15)	2.07	83
7.84	(13.49	)(g)	18,615	1.85	(1.17)	1.89	71
10.78	16.25		20,280	1.84	(1.24)	1.86	86
10.94	16.31		16,589	1.85	(1.42)	1.89	97

11.12	34.79		5,412	1.48	(0.91)	1.65	40
8.25	21.50		1,561	1.50	(0.89)	1.66	83
6.79	8.12	(f)	54	1.50	(0.72)	1.93	83

11.80	7.08		41,995	0.68	(0.24)	0.83	40

11.80	35.17		161,761	0.84	(0.27)	1.00	40
8.73	22.44		146,161	0.85	(0.31)	1.04	83
7.13	(23.82	)(f)	102,695	0.85	(0.15)	1.19	83
9.36	(12.53	)(g)	91,439	0.85	(0.15)	0.99	71
12.41	17.39		66,811	0.85	(0.25)	0.96	86
12.23	17.42		62,362	0.85	(0.42)	0.99	97

11.69	35.14		124,109	0.98	(0.42)	1.15	40
8.65	22.18		100,499	1.00	(0.46)	1.19	83
7.08	(23.87	)(f)	87,612	1.00	(0.31)	1.30	83
9.30	(12.74	)(g)	201,462	1.00	(0.34)	1.13	71
12.37	17.25		373,174	1.00	(0.40)	1.11	86
12.21	17.25		382,257	1.00	(0.58)	1.14	97

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$14.53	$0.08	(e)	$3.60		$3.68	$(0.01)	$—	$(0.01)
Year Ended June 30, 2010	11.46	0.09	(e)	3.06		3.15	(0.08)	—	(0.08)
Year Ended June 30, 2009	17.45	0.18	(e)	(4.93	)(f)	(4.75)	(0.21)	(1.03)	(1.24)
Year Ended June 30, 2008	24.56	0.17	(e)	(4.61)		(4.44)	(0.16)	(2.51)	(2.67)
Year Ended June 30, 2007	23.89	0.11	(e)	3.70		3.81	(0.14)	(3.00)	(3.14)
Year Ended June 30, 2006	25.00	0.11	(e)	3.11		3.22	(0.13)	(4.20)	(4.33)

Class B
Six Months Ended December 31, 2010 (Unaudited)	12.88	0.02	(e)	3.20		3.22	—	—	—
Year Ended June 30, 2010	10.17	—	(e)(h)	2.72		2.72	(0.01)	—	(0.01)
Year Ended June 30, 2009	15.72	0.09	(e)	(4.45	)(f)	(4.36)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.47	0.03	(e)	(4.18)		(4.15)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.13	(0.03	)(e)	3.40		3.37	(0.03)	(3.00)	(3.03)
Year Ended June 30, 2006	23.49	(0.04	)(e)	2.90		2.86	(0.02)	(4.20)	(4.22)

Class C
Six Months Ended December 31, 2010 (Unaudited)	12.78	0.03	(e)	3.17		3.20	—	—	—
Year Ended June 30, 2010	10.10	—	(e)(h)	2.70		2.70	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.61	0.09	(e)	(4.41	)(f)	(4.32)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.34	0.03	(e)	(4.16)		(4.13)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.02	(0.03	)(e)	3.39		3.36	(0.04)	(3.00)	(3.04)
Year Ended June 30, 2006	23.39	(0.04	)(e)	2.89		2.85	(0.02)	(4.20)	(4.22)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	14.51	0.08	(e)	3.58		3.66	(0.01)	—	(0.01)
Year Ended June 30, 2010	11.45	0.06	(e)	3.06		3.12	(0.06)	—	(0.06)
November 3, 2008 (i) through June 30, 2009	13.84	0.10	(e)	(1.29)		(1.19)	(0.17)	(1.03)	(1.20)

Class R5
Six Months Ended December 31, 2010 (Unaudited)	15.15	0.11	(e)	3.77		3.88	(0.03)	—	(0.03)
Year Ended June 30, 2010	11.94	0.15	(e)	3.19		3.34	(0.13)	—	(0.13)
Year Ended June 30, 2009	18.08	0.22	(e)	(5.09	)(f)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.32	0.24	(e)	(4.75)		(4.51)	(0.22)	(2.51)	(2.73)
Year Ended June 30, 2007	24.54	0.20	(e)	3.80		4.00	(0.22)	(3.00)	(3.22)
May 15, 2006(i) through June 30, 2006	24.98	0.08	(e)	(0.46)		(0.38)	(0.06)	—	(0.06)

Class R6 (j)
Six Months Ended December 31, 2010 (Unaudited)	15.15	0.14	(e)	3.75		3.89	(0.03)	—	(0.03)
Year Ended June 30, 2010	11.95	0.15	(e)	3.19		3.34	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.09	0.24	(e)	(5.11	)(f)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.34	0.25	(e)	(4.76)		(4.51)	(0.23)	(2.51)	(2.74)
Year Ended June 30, 2007	24.55	0.21	(e)	3.81		4.02	(0.23)	(3.00)	(3.23)
Year Ended June 30, 2006	25.57	0.21	(e)	3.19		3.40	(0.22)	(4.20)	(4.42)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	15.15	0.10	(e)	3.77		3.87	(0.02)	—	(0.02)
Year Ended June 30, 2010	11.94	0.13	(e)	3.20		3.33	(0.12)	—	(0.12)
Year Ended June 30, 2009	18.09	0.22	(e)	(5.11	)(f)	(4.89)	(0.23)	(1.03)	(1.26)
Year Ended June 30, 2008	25.33	0.22	(e)	(4.75)		(4.53)	(0.20)	(2.51)	(2.71)
Year Ended June 30, 2007	24.55	0.18	(e)	3.79		3.97	(0.19)	(3.00)	(3.19)
Year Ended June 30, 2006	25.57	0.17	(e)	3.20		3.37	(0.19)	(4.20)	(4.39)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share and total return.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Amount rounds to less than 0.01.
(i)	Commencement of offering of class of shares.
(j)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.20	25.37%		$192,535	1.24%	0.97%	1.49%	15%
14.53	27.50		150,297	1.25	0.64	1.48	50
11.46	(26.91	)(f)	108,414	1.25	1.42	1.55	33
17.45	(18.44	)(g)	155,745	1.25	0.82	1.41	35
24.56	16.73		208,767	1.24	0.47	1.35	38
23.89	14.07		164,506	1.25	0.43	1.36	45

16.10	25.00		8,105	1.85	0.33	1.99	15
12.88	26.77		7,355	1.86	0.03	1.98	50
10.17	(27.42	)(f)	10,614	1.86	0.79	2.04	33
15.72	(18.93	)(g)	19,488	1.87	0.18	1.91	35
22.47	16.02		33,326	1.84	(0.14)	1.85	38
22.13	13.36		34,158	1.85	(0.18)	1.86	45

15.98	25.04		29,106	1.85	0.35	1.99	15
12.78	26.74		23,499	1.86	0.03	1.98	50
10.10	(27.34	)(f)	17,402	1.86	0.79	2.04	33
15.61	(18.95	)(g)	30,533	1.87	0.18	1.91	35
22.34	16.03		53,186	1.84	(0.13)	1.85	38
22.02	13.38		47,012	1.85	(0.18)	1.86	45

18.16	25.25		2,240	1.49	0.94	1.73	15
14.51	27.20		534	1.50	0.39	1.71	50
11.45	(8.17)		59	1.50	1.34	1.91	33

19.00	25.61		30,501	0.90	1.23	1.04	15
15.15	27.96		48,135	0.91	0.98	1.02	50
11.94	(26.63	)(f)	13,342	0.91	1.74	1.14	33
18.08	(18.17	)(g)	10,077	0.91	1.17	0.96	35
25.32	17.10		11,270	0.89	0.81	0.91	38
24.54	(1.51)		3,087	0.91	2.71	0.91	45

19.01	25.69		60,732	0.85	1.60	0.98	15
15.15	27.91		23,660	0.86	1.02	0.98	50
11.95	(26.59	)(f)	18,137	0.86	1.80	1.05	33
18.09	(18.16	)(g)	28,433	0.86	1.21	0.91	35
25.34	17.19		59,684	0.84	0.86	0.85	38
24.55	14.52		58,933	0.85	0.83	0.85	45

19.00	25.58		175,768	0.99	1.17	1.24	15
15.15	27.83		175,578	1.00	0.90	1.23	50
11.94	(26.72	)(f)	201,486	1.00	1.64	1.30	33
18.09	(18.24	)(g)	350,596	1.00	1.05	1.16	35
25.33	16.98		592,724	0.99	0.71	1.10	38
24.55	14.37		587,203	1.00	0.68	1.11	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$7.79	$0.03	(e)	$2.02		$2.05	$(0.03)	$—	$(0.03)
Year Ended June 30, 2010	6.17	0.01	(e)	1.68		1.69	(0.07)	—	(0.07)
Year Ended June 30, 2009	8.37	0.05	(e)	(2.17	)(f)	(2.12)	(0.02)	(0.06)	(0.08)
November 1, 2007 (g) through June 30, 2008	9.73	0.03	(e)	(1.14)		(1.11)	(0.08)	(0.17)	(0.25)

Class C
Six Months Ended December 31, 2010 (Unaudited)	7.71	—	(e)	2.01		2.01	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(e)	1.68		1.65	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(e)	(2.16	)(f)	(2.14)	— (h)	(0.06)	(0.06)
November 1, 2007(g) through June 30, 2008	9.73	—	(e)(h)	(1.14)		(1.14)	(0.08)	(0.17)	(0.25)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	7.84	0.04	(e)	2.06		2.10	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(e)	1.68		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(e)	(2.16	)(f)	(2.09)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(e)	(2.32)		(2.24)	(0.09)	(3.30)	(3.39)
Year Ended June 30, 2007	13.90	0.07	(e)	2.01		2.08	(0.09)	(1.87)	(1.96)
January 1, 2006 through June 30, 2006 (j)	12.93	0.01		0.96		0.97	—	—	—
Year Ended December 31, 2005	13.77	0.05	(e)	0.56		0.61	(0.03)	(1.42)	(1.45)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	7.86	0.03	(e)	2.06		2.09	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(e)	1.70		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(e)	(2.17	)(f)	(2.10)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(e)	(2.33)		(2.27)	(0.06)	(3.30)	(3.36)
Year Ended June 30, 2007	13.89	0.04	(e)	2.02		2.06	(0.05)	(1.87)	(1.92)
January 1, 2006 through June 30, 2006 (j)	12.94	0.01		0.94		0.95	—	—	—
Year Ended December 31, 2005	13.78	0.02	(e)	0.57		0.59	(0.01)	(1.42)	(1.43)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total returns would have been (26.15)%, (26.47)%, (25.81)% and (25.88)%, and the net realized and unrealized gains (losses) on investments per share would have been $(2.24), $(2.23), $(2.24) and $(2.25) for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.
(i)	Includes interest expense of 0.01%.
(j)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.81	26.35%		$8,713	1.25%		0.73%	1.62%	20%
7.79	27.48		576	1.26		0.06	1.67	56
6.17	(25.30	)(f)	240	1.26		0.75	1.70	52
8.37	(11.51)		149	1.26		0.56	1.62	130

9.72	26.07		508	1.75		(0.09)	2.14	20
7.71	26.81		381	1.76		(0.44)	2.18	56
6.14	(25.62	)(f)	94	1.76		0.27	2.20	52
8.34	(11.82)		45	1.75		0.03	2.18	130

9.91	26.83		17,238	0.82		0.84	1.24	20
7.84	27.78		10,729	0.83		0.48	1.30	56
6.20	(24.84	)(f)	9,086	0.83		1.17	1.30	52
8.39	(19.41)		15,035	0.84	(i)	0.78	1.18	130
14.02	16.06		40,769	0.83		0.49	0.99	46
13.90	7.50		54,551	0.83		0.37	1.02	22
12.93	4.34		46,690	0.83		0.39	0.98	32

9.93	26.56		28,375	1.00		0.65	1.39	20
7.86	27.61		24,229	1.01		0.30	1.45	56
6.22	(24.92	)(f)	20,698	1.01		1.00	1.44	52
8.40	(19.62)		34,092	1.02	(i)	0.59	1.33	130
14.03	15.87		81,115	1.01		0.31	1.14	46
13.89	7.34		95,318	1.01		0.18	1.17	22
12.94	4.18		102,003	1.01		0.18	1.14	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class R6 Shares commenced operation on November 30, 2010 for the Small Cap Growth Fund.

Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in their prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities #	$321,225	$—	$—	$321,225

Small Cap Core Fund
Total Investments in Securities ###	$547,050	$708	$–	$547,758

Appreciation in Other Financial Instruments
Futures Contracts	$184	$—	$—	$184

Small Cap Equity Fund
Total Investments in Securities #	$2,338,785	$—	$—	$2,338,785

Small Cap Growth Fund
Total Investments in Securities #	$627,097	$—	$—	$627,097

Small Cap Value Fund
Total Investments in Securities ##	$525,419	$948	$—	$526,367

Appreciation in Other Financial Instruments
Futures Contracts	$241	$—	$—	$241

U.S. Small Company Fund
Total Investments in Securities ###	$61,150	$175	$—	$61,325

Appreciation in Other Financial Instruments
Futures Contracts	$27	$—	$—	$27

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.

##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a Corporate Bond and a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

###	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There	were no transfers between Levels 1 and 2 during the six months ended December 31, 2010.

B. Futures Contracts — The Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s derivatives activities during the six months ended December 31, 2010 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Average Notional Balance Long	$13,204	$11,349	$1,050
Ending Notional Balance Long	8,214	9,388	1,486

C. Securities Lending — Each Fund may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for Dynamic Small Cap Growth Fund and U.S. Small Company Fund. J.P. Morgan Chase Bank, N.A. (“JPMCB”) serves as lending agent for Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Dynamic Small Cap Growth Fund	$49
Small Cap Core Fund	23
Small Cap Equity Fund	91
Small Cap Growth Fund	42
Small Cap Value Fund	25
U.S. Small Company Fund	7

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar-denominated securities and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Dynamic Small Cap Growth Fund	$41,292	$42,747	$42,747
Small Cap Core Fund	21,082	21,775	21,775
Small Cap Equity Fund	81,780	84,959	84,959
Small Cap Growth Fund	41,444	42,839	42,839
Small Cap Value Fund	25,930	26,821	26,821
U.S. Small Company Fund	6,486	6,729	6,729

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Dynamic Small Cap Growth Fund	$27
Small Cap Core Fund	13
Small Cap Equity Fund	49
Small Cap Growth Fund	26
Small Cap Value Fund	14
U.S. Small Company Fund	4

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the six months ended December 31, 2010 (amounts in thousands):

Small Cap Core Fund	$4
Small Cap Equity Fund	16
Small Cap Growth Fund	8
Small Cap Value Fund	5

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for Small Cap Value Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2010, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	n/a

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Dynamic Small Cap Growth Fund	$2		$1
Small Cap Equity Fund	1		5
Small Cap Growth Fund	12		3
Small Cap Value Fund	31		8
U.S. Small Company Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.50%	2.10%	2.10%	n/a	n/a	n/a	n/a	1.10%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.87	1.87	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	n/a	1.76	n/a	n/a	n/a	0.83	1.01

Prior to November 1, 2010, the contractual expense limitation for the Dynamic Small Cap Growth Fund was 2.12% for Class B and Class C Shares.

Prior to November 1, 2010, the contractual expense limitation for the Small Cap Core Fund was 1.00% for Select Class Shares.

Prior to November 1, 2010, the contractual expense limitations for the Small Cap Equity Fund were 1.38%, 2.12%, 2.12% and 1.63% for Class A, Class B, Class C and Class R2 Shares, respectively.

Prior to November 1, 2010, the contractual expense limitation for the Small Cap Value Fund were 2.00% for Class B and Class C Shares.

Except as noted above, the contractual expense limitation agreements were in effect for the six months ended December 31, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011. In addition, the Funds’ service providers have volun-

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

tarily waived fees during the six months ended December 31, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$78	$4	$139	$221
Small Cap Core Fund	14	13	344	371
Small Cap Equity Fund	564	—	345	909
Small Cap Growth Fund	25	176	181	382
Small Cap Value Fund	286	1	190	477
U.S. Small Company Fund	78	—	4	82

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$3	$1	$—	$4
Small Cap Core Fund	22	26	288	336
Small Cap Equity Fund	143	—	—	143
Small Cap Growth Fund	1	5	—	6
Small Cap Value Fund	14	—	—	14

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended December 31, 2010 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$6
Small Cap Core Fund	11
Small Cap Equity Fund	68
Small Cap Growth Fund	9
Small Cap Value Fund	9
U.S. Small Company Fund	1

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

4. Investment Transactions

During the six months ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$113,964	$78,668	$—	$—
Small Cap Core Fund	70,004	150,362	688	900
Small Cap Equity Fund	343,548	337,949	—	—
Small Cap Growth Fund	199,782	187,017	—	—
Small Cap Value Fund	63,222	85,332	839	1,135
U.S. Small Company Fund	16,553	8,054	126	85

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$255,625	70,240	4,640	65,600
Small Cap Core Fund	423,200	147,951	23,393	124,558
Small Cap Equity Fund	1,835,199	548,015	44,429	503,586
Small Cap Growth Fund	478,140	163,138	14,181	148,957
Small Cap Value Fund	444,078	117,439	35,150	82,289
U.S. Small Company Fund	51,096	12,196	1,967	10,229

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for U.S. Small Company Fund. In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate approximately 14.9%, of the net assets of Small Cap Value Fund. Significant shareholder transactions, if any, may impact the Funds’ performance.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

Additionally, Dynamic Small Cap Growth Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the

Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”).“Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual*	$1,000.00	$1,349.30	$8.76	1.48%
Hypothetical*	1,000.00	1,017.74	7.53	1.48
Class B
Actual*	1,000.00	1,346.00	12.30	2.08
Hypothetical*	1,000.00	1,014.72	10.56	2.08
Class C
Actual*	1,000.00	1,344.90	12.29	2.08
Hypothetical*	1,000.00	1,014.72	10.56	2.08
Select Class
Actual*	1,000.00	1,352.30	6.46	1.09
Hypothetical*	1,000.00	1,019.71	5.55	1.09

Small Cap Core Fund
Select Class
Actual*	1,000.00	1,280.30	4.54	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79

Small Cap Equity Fund
Class A
Actual*	1,000.00	1,268.10	7.37	1.29
Hypothetical*	1,000.00	1,018.70	6.56	1.29
Class B
Actual*	1,000.00	1,265.10	10.22	1.79
Hypothetical*	1,000.00	1,016.18	9.10	1.79
Class C
Actual*	1,000.00	1,265.20	10.22	1.79
Hypothetical*	1,000.00	1,016.18	9.10	1.79

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual*	1,000.00	1,266.70	8.80	1.54
Hypothetical*	1,000.00	1,017.44	7.83	1.54
Class R5
Actual*	1,000.00	1,271.20	4.52	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Select Class
Actual*	1,000.00	1,270.10	5.66	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

Small Cap Growth Fund
Class A
Actual*	1,000.00	1,349.00	7.28	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class B
Actual*	1,000.00	1,346.40	10.76	1.82
Hypothetical*	1,000.00	1,016.03	9.25	1.82
Class C
Actual*	1,000.00	1,345.90	10.70	1.81
Hypothetical*	1,000.00	1,016.08	9.20	1.81
Class R2
Actual*	1,000.00	1,347.90	8.76	1.48
Hypothetical*	1,000.00	1,017.74	7.53	1.48
Class R6
Actual**	1,000.00	1,070.80	0.60	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Institutional Class
Actual*	1,000.00	1,351.70	4.98	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Select Class
Actual*	1,000.00	1,351.40	5.81	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98

Small Cap Value Fund
Class A
Actual*	1,000.00	1,253.70	7.04	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	1,250.00	10.49	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class C
Actual*	1,000.00	1,250.40	10.49	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class R2
Actual*	1,000.00	1,252.50	8.46	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R5
Actual*	1,000.00	1,256.10	5.12	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Class R6
Actual*	1,000.00	1,256.90	4.84	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Select Class
Actual*	1,000.00	1,255.80	5.63	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual*	1,000.00	1,263.50	7.13	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	1,260.70	9.97	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Institutional Class
Actual*	1,000.00	1,268.30	4.69	0.82
Hypothetical*	1,000.00	1,021.07	4.18	0.82
Select Class
Actual*	1,000.00	1,265.60	5.71	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 31/365 (to reflect the actual period).

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to certain Funds until January 1, 2010, when its investment advisory business was transferred to the Advisor, who became the investment adviser for the Funds. The appointment of the Advisor did not change the Funds’ portfolio management team or investment strategies, the investment advisory fees charged to the Funds or the terms of the Funds’ investment advisory agreements (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010),, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (Continued)

Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (Continued)

that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance was in the fifth, fourth, and fourth quintiles for Class A shares and in the fifth, fourth, and third quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Core Fund’s performance was in the fifth, fourth, and fourth quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Equity Fund’s performance was in the third, first and first quintiles for Class A and in the second, first and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Growth Fund’s performance was in the second, third and second quintiles for Class A and in the second quintile for Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Value Fund’s performance was in the fourth, third and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Small Company Fund’s performance was in the second quintile for Class A shares for the one-year period and in the second, third and fourth quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (Continued)

of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for the Select Class shares were in the second and first quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	89

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	SAN-SC-1210

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2010 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index, respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Stocks in most of the world’s capital markets rallied during the six months ended December 31, 2010. In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. stocks, as measured by the S&P 500 Index, returned 23.27% for the six months ended December 31, 2010. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period. The Russell Midcap Index, which is comprised of U.S. mid-cap stocks, returned 28.12% for the six months ended December 31, 2010, while the Russell Midcap Growth Index and the Russell Midcap Value Index returned 30.71% and 25.86%, respectively.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	28.99%
Russell 3000 Growth Index	26.83%

Net Assets as of 12/31/2010 (In Thousands)	$798,440

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the consumer discretionary and producer durables sectors contributed to relative performance. The Fund’s stock selection in the technology sector and stock selection and overweight in the financial services sector detracted from relative performance.

The Fund’s individual contributors to relative performance included Cummins Inc., Amazon.com, Inc. and Valeant Pharmaceuticals International Inc. Cummins Inc., a provider of components for truck engines, reported strong earnings driven mainly by robust demand for new trucks in emerging markets. Meanwhile, demand in North America continued to recover from very depressed levels as trucking companies replaced their aging truck fleets. Amazon.com, Inc., an online retailer, reported better-than-expected profit, as the company continued to grow its revenue and gain market share despite the challenging environment for retail spending. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail

Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated.

Individual detractors from the Fund’s relative performance included Thoratec Corp., a manufacturer of mechanical circulatory support products used by patients with heart failure. The stock declined following an announcement that a competitor’s experimental heart pump showed favorable results in trials, raising concerns that Thoratec Corp. could lose market share. The Fund’s underweight positions in Exxon Mobil Corp. and International Business Machines Corp. also detracted from relative performance as both of these stocks were strong performers in the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector, while the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.6%
2.	Amazon.com, Inc.	3.4
3.	Concho Resources, Inc.	1.9
4.	Valeant Pharmaceuticals International, Inc.	1.9
5.	Cummins, Inc.	1.8
6.	Schlumberger Ltd.	1.8
7.	Lamar Advertising Co., Class A	1.7
8.	Freeport-McMoRan Copper & Gold, Inc.	1.6
9.	Agilent Technologies, Inc.	1.6
10.	UnitedHealth Group, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.6%
Consumer Discretionary	18.9
Health Care	13.5
Industrials	12.7
Financials	9.7
Energy	7.0
Materials	4.2
Consumer Staples	1.2
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		28.99%	21.11%	6.55%	2.14%
With Sales Charge**		22.30	14.74	5.41	1.59
CLASS B SHARES	10/29/99
Without CDSC		28.73	20.51	5.93	1.59
With CDSC***		23.73	15.51	5.61	1.59
CLASS C SHARES	5/1/06
Without CDSC		28.53	20.33	5.93	1.49
With CDSC****		27.53	19.33	5.93	1.49
CLASS R5 SHARES	1/8/09	29.20	21.57	6.86	2.29
SELECT CLASS SHARES	5/1/06	29.14	21.32	6.79	2.25

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before March 23, 2001 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to December 3, 2001. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the

Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to June 30, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2010 (FUND INCEPTION DATE) THROUGH DECEMBER 31, 2010

(Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.91%
Russell Midcap Index	6.92%

Net Assets as of 12/31/2010 (In Thousands)	$3,228

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the period November 30, 2010 through December 31, 2010. The Fund’s stock selection in the utilities, health care and materials and processing sectors detracted from relative performance. The Fund’s stock selection in the financial services, producer durables and consumer staples sectors contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Devon Energy Corp.	2.8%
2.	Jarden Corp.	2.8
3.	Silgan Holdings, Inc.	2.7
4.	Iberiabank Corp.	2.2
5.	Walgreen Co.	2.2
6.	Calamos Asset Management, Inc., Class A	2.0
7.	ProAssurance Corp.	2.0
8.	Chubb Corp.	2.0
9.	Joy Global, Inc.	1.9
10.	Coventry Health Care, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.0%
Consumer Discretionary	18.5
Industrials	13.4
Energy	10.7
Health Care	10.4
Materials	8.7
Information Technology	7.1
Utilities	6.5
Consumer Staples	3.8
Short-Term Investment	0.9

*	The return shown is based on net asset value calculated for shareholder transactions any may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2010 (FUND INCEPTION DATE) THROUGH DECEMBER 31, 2010

(Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		5.90%
With Sales Charge*		0.35
CLASS C SHARES	11/30/10
Without CDSC		5.80
With CDSC**		4.80
CLASS R2 SHARES	11/30/10	5.87
CLASS R5 SHARES	11/30/10	5.92
SELECT CLASS SHARES	11/30/10	5.91

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (11/30/2010-12/31/2010)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-data, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expense charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’ fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	27.29%
Russell Midcap Index	28.12%

Net Assets as of 12/31/2010 (In Thousands)	$453,503

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the six months ended December 31, 2010. The Fund’s stock selection in the materials and health care sectors detracted from relative performance, while the Fund’s stock selection in the information technology sector as well as an overweight and stock selection in the consumer discretionary sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included Lincare Holdings, Inc., Wilmington Trust Corp. and Thoratec Corp. Shares of Lincare Holdings, Inc., a provider of oxygen and other respiratory therapy services, declined on concerns surrounding lower Medicare reimbursement rates for oxygen services. Wilmington Trust Corp. is a regional bank that had suffered credit losses on loans related to construction activity. The stock declined during the reporting period as credit losses accelerated in other areas of the company’s loan portfolio. Subsequently, the Fund exited its position in Wilmington Trust Corp. Thoratec Corp. is a manufacturer of mechanical circulatory support products used by patients with heart failure. The stock declined following an announcement that a competitor’s experimental heart pump showed favorable results in trials, raising concerns that Thoratec Corp. could lose market share.

The Fund’s individual contributors to relative performance included Cummins Inc., Tyco Electronics Ltd. and Valeant Pharmaceuticals International Inc. Cummins Inc., a provider of components for truck engines, reported strong earnings driven mainly by robust demand for new trucks in emerging markets. Meanwhile, demand in North America continued to recover from very depressed levels as trucking companies replaced their aging truck fleets. Tyco Electronics Ltd. provides electronic instruments and controls. The company’s restructuring efforts left it well positioned to benefit as demand recovered in its end markets during the reporting period. In addition, investors reacted favorably to Tyco Electronics Ltd.’s acquisition of ADC Telecommunications, Inc. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tyco Electronics Ltd., (Switzerland)	1.7%
2.	Lincare Holdings, Inc.	1.3
3.	Sherwin-Williams Co. (The)	1.3
4.	Cummins, Inc.	1.3
5.	T. Rowe Price Group, Inc.	1.2
6.	Amphenol Corp., Class A	1.2
7.	Newfield Exploration Co.	1.1
8.	Carlisle Cos., Inc.	1.0
9.	NetApp, Inc.	1.0
10.	Gap, Inc. (The)	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	17.9%
Financials	16.7
Information Technology	15.8
Industrials	13.9
Health Care	9.6
Energy	7.3
Utilities	5.2
Materials	5.0
Consumer Staples	3.0
Telecommunication Services	1.6
Short-Term Investment	4.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		27.10%	23.63%	5.04%	6.29%
With Sales Charge**		20.43	17.13	3.92	5.72
CLASS C SHARES	11/2/09
Without CDSC		26.79	23.03	4.92	6.23
With CDSC***		25.79	22.03	4.92	6.23
SELECT CLASS SHARES	1/1/97	27.29	24.02	5.12	6.33

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date were based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap

Core Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	31.67%
Russell Midcap Growth Index	30.71%

Net Assets as of 12/31/2010 (In Thousands)	$1,639,165

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s producer durables and consumer discretionary holdings contributed to relative performance, while the Fund’s technology and materials and processing holdings detracted from relative performance.

The Fund’s individual contributors to relative performance included Cummins Inc., Lamar Advertising Co. and Valeant Pharmaceuticals International Inc. Cummins Inc., a provider of components for truck engines, reported strong earnings driven mainly by robust demand for new trucks in emerging markets. Meanwhile, demand in North America continued to recover from very depressed levels as trucking companies replaced their aging truck fleets. Shares of Lamar Advertising Co., an outdoor advertising company, benefited as spending on advertising showed signs of recovery. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated.

Individual detractors from the Fund’s relative performance included Thoratec Corp., a manufacturer of mechanical circulatory support products used by patients with heart failure. The stock declined following an announcement that a competitor’s experimental heart pump showed favorable results in trials, raising concerns that Thoratec Corp. could lose market share. The Fund’s underweight positions in Coca-Cola Enterprises Inc. and CF Industries Holdings, Inc. also detracted from relative performance as both of these stocks were strong performers in the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweights versus the Benchmark were in the technology and financial services sectors and the Fund’s largest underweights versus the Benchmark were in the consumer staples and consumer discretionary sectors.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cummins, Inc.	2.6%
2.	NetApp, Inc.	2.0
3.	Valeant Pharmaceuticals International, Inc., (Canada)	1.9
4.	Concho Resources, Inc.	1.9
5.	Agilent Technologies, Inc.	1.8
6.	Lamar Advertising Co., Class A	1.7
7.	W.W. Grainger, Inc.	1.7
8.	Tyco Electronics Ltd., (Switzerland)	1.6
9.	Harley-Davidson, Inc.	1.5
10.	Sherwin-Williams Co. (The)	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.7%
Industrials	19.3
Consumer Discretionary	18.0
Health Care	13.4
Financials	9.9
Energy	6.2
Materials	3.5
Others (each less than 1.0%)	1.4
Short-Term Investment	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		31.52%	25.09%	5.39%	3.80%
With Sales Charge**		24.58	18.53	4.26	3.25
CLASS B SHARES	1/14/94
Without CDSC		31.11	24.45	4.76	3.23
With CDSC***		26.11	19.45	4.42	3.23
CLASS C SHARES	11/4/97
Without CDSC		31.11	24.44	4.76	3.11
With CDSC****		30.11	23.44	4.76	3.11
CLASS R2 SHARES	6/19/09	31.38	24.90	5.22	3.61
SELECT CLASS SHARES	3/2/89	31.67	25.49	5.68	4.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	23.60%
Russell Midcap Value Index	25.86%

Net Assets as of 12/31/2010 (In Thousands)	$6,323,039

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s relative underperformance versus the Benchmark was primarily driven by negative stock selection in the health care and financials sectors. The Fund’s stock selection in the information technology sector as well as an underweight and stock selection in the utilities sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included Lincare Holdings, Inc., Wilmington Trust Corp. and TCF Financial Corp. Shares of Lincare Holdings, Inc., a provider of oxygen and other respiratory therapy services, declined on concerns surrounding lower Medicare reimbursement rates for oxygen services. Shares of Wilmington Trust Corp. declined as the regional bank’s credit losses accelerated across its loan portfolio. Subsequently, the Fund exited its position in Wilmington Trust Corp. Shares of Minnesota-based bank TCF Financial Corp. declined due to concerns about federal legislation that would limit the fees that banks can charge retailers on debit-card transactions.

Individual contributors to relative performance included Williams Cos., Inc., Fortune Brands, Inc. and Tyco Electronics Ltd.

Williams Cos., Inc., is an integrated energy company. Investors reacted favorably to the company’s leadership succession plan following the announcement that the current chief executive officer would retire at the end of 2010. This announcement increased investor expectations that the company would unlock shareholder value by separating its operating segments. Meanwhile, investors were encouraged by the announcement that Fortune Brands, Inc.’s board of directors approved a separation of the company’s three consumer businesses – distilled spirits, home and security and golf products. Tyco Electronics Ltd. provides electronic instruments and controls. The company’s restructuring efforts left it well positioned to benefit as demand recovered in its end markets during the reporting period. In addition, investors reacted favorably to Tyco Electronics Ltd.’s acquisition of ADC Telecommunications, Inc.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Fund’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Gap, Inc. (The)	2.0%
2.	Loews Corp.	1.9
3.	Republic Services, Inc.	1.8
4.	Tyco Electronics Ltd., (Switzerland)	1.8
5.	Energen Corp.	1.6
6.	Becton, Dickinson & Co.	1.6
7.	Williams Cos., Inc. (The)	1.6
8.	CMS Energy Corp.	1.6
9.	Devon Energy Corp.	1.6
10.	Ball Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.9%
Consumer Discretionary	18.4
Utilities	10.4
Industrials	8.8
Energy	8.6
Materials	6.6
Health Care	6.0
Consumer Staples	5.5
Information Technology	5.4
Telecommunication Services	2.5
Short-Term Investment	3.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		23.27%	22.82%	4.31%	8.99%
With Sales Charge**		16.79	16.38	3.19	8.40
CLASS B SHARES	4/30/01
Without CDSC		23.00	22.13	3.79	8.48
With CDSC***		18.00	17.13	3.44	8.48
CLASS C SHARES	4/30/01
Without CDSC		22.96	22.17	3.79	8.40
With CDSC****		21.96	21.17	3.79	8.40
CLASS R2 SHARES	11/3/08	23.14	22.48	4.20	8.93
INSTITUTIONAL CLASS SHARES	11/13/97	23.60	23.34	4.82	9.52
SELECT CLASS SHARES	10/31/01	23.45	23.12	4.57	9.27

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception dates are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares from April 30, 2001 to December 31, 2008 and Institutional Class Shares prior to April 30, 2001. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Mid-cap Value Index, the Lipper Mid-Cap Core Funds Index and the Lipper

Mid-Cap Value Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. The Fund’s Lipper Index changed to the Lipper Mid-Cap Core Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.23%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.08%

Net Assets as of 12/31/2010 (In Thousands)	$580,414

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2010.

The Fund categorizes its universe of stocks into five supersectors. Of the Fund’s five supersector categories, stock selection in the consumer, financial and health care sectors produced negative returns during the reporting period and detracted the most from performance. Positive stock selection in the industrial and technology sectors helped somewhat offset these losses. Overall, the Fund’s short positions detracted from the Fund’s performance, while the Fund’s long positions contributed to the Fund’s performance.

Within these supersectors, the Fund’s portfolio managers employed a quantitative bottom-up approach to their stock selection process, focusing on both valuation and fundamentals.

The Fund’s valuation stock selection model seeks to determine how a stock is priced relative to its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The valuation stock selection model was slightly negative during the reporting period as investors paid less attention to cash flow in comparison to other metrics.

The Fund’s fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are judged to be, using metrics such as stock price momentum and earnings momentum. The approach benefited as investors began to show signs of a renewed focus on company fundamentals.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. The Fund owned more than 350 long and short positions during the reporting period and was sector-neutral. The Fund’s portfolio managers sought to go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that have no correlation with general domestic market performance.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***
1.	Cliffs Natural Resources, Inc.	0.5%
2.	Freeport-McMoRan Copper & Gold, Inc.	0.5
3.	Jo-Ann Stores, Inc.	0.5
4.	Concho Resources, Inc.	0.5
5.	Walter Energy, Inc.	0.5
6.	InterDigital, Inc.	0.5
7.	Dana Holding Corp.	0.4
8.	Williams-Sonoma, Inc.	0.4
9.	Eastman Chemical Co.	0.4
10.	Corn Products International, Inc.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****
1.	Edwards Lifesciences Corp.	0.5%
2.	SandRidge Energy, Inc.	0.5
3.	USG Corp.	0.5
4.	Ciena Corp.	0.5
5.	Janus Capital Group, Inc.	0.5
6.	Brookdale Senior Living, Inc.	0.5
7.	EQT Corp.	0.5
8.	Terex Corp.	0.5
9.	Consol Energy, Inc.	0.5
10.	Spectra Energy Corp.	0.5

PORTFOLIO COMPOSITION BY SECTOR LONG POSITIONS***
Consumer Discretionary	19.1%
Information Technology	15.9
Financials	11.2
Industrials	10.6
Health Care	10.5
Energy	7.5
Materials	7.5
Utilities	5.6
Consumer Staples	4.1
Telecommunication Services	0.5
Short-Term Investment	7.5

PORTFOLIO COMPOSITION BY SECTOR SHORT POSITIONS****
Information Technology	17.6%
Industrials	15.8
Financials	12.8
Health Care	11.5
Energy	11.1
Consumer Discretionary	10.1
Materials	8.1
Consumer Staples	6.7
Utilities	5.2
Telecommunication Services	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2010. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2010. The Fund’s composition is subject to change.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(1.34)%	(4.58)%	(0.27)%	1.30%
With Sales Charge**		(6.54)	(9.62)	(1.33)	0.59
CLASS B SHARES	5/23/03
Without CDSC		(1.69)	(5.31)	(1.02)	0.54
With CDSC***		(6.69)	(10.31)	(1.44)	0.54
CLASS C SHARES	5/23/03
Without CDSC		(1.80)	(5.30)	(1.02)	0.54
With CDSC****		(2.80)	(6.30)	(1.02)	0.54
SELECT CLASS SHARES	5/23/03	(1.23)	(4.35)	(0.01)	1.55

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	20.88%
Russell 3000 Value Index	22.12%

Net Assets as of 12/31/2010 (In Thousands)	$816,152

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s relative underperformance versus the Benchmark was driven primarily by the Fund’s stock selection in the energy sector, as well as an underweight and stock selection in the materials sector. The Fund’s underweight and stock selection the consumer staples sector and stock selection in the financials sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included Wilmington Trust Corp., United Community Banks, Inc. and Lincare Holdings, Inc. Shares of Wilmington Trust Corp. declined as the regional bank’s credit losses accelerated across its loan portfolio. Regional bank United Community Banks, Inc. also suffered continuing credit losses in its loan portfolio. Subsequently, the Fund exited its positions in United Community Banks, Inc. and Wilmington Trust Corp. Shares of Lincare Holdings, Inc., a provider of oxygen and other respiratory therapy services, declined on concerns surrounding lower Medicare reimbursement rates for oxygen services.

Individual contributors to relative performance included Devon Energy Corp., Wells Fargo & Co. and Exxon Mobil Corp. Shares of Devon Energy Corp., an oil and gas operations company, benefited from the sale of its international and offshore assets, including those in the Gulf of Mexico that it sold shortly before the oil spill. Devon Energy Corp. also announced plans to buy back its stock. Shares of financial services provider Wells Fargo & Co. benefited from investor expectations that the company’s strong earnings power would allow it to return excess capital to shareholders. Exxon Mobil Corp. reported strong operating results and benefited from the increasing price of oil and gasoline.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate significant levels of free cash flow. Bottom-up fundamental research led the Fund’s portfolio managers to several larger-cap stocks with significant excess cash reserves and strong balance sheets. In their view, these stocks appeared to be trading at more attractive levels than many of the cyclical stocks in the industrials and materials sectors, both sectors in which the Fund was underweight.

The Fund’s largest overweight was in the consumer discretionary sector. The Fund’s portfolio managers attempted to own retailers with strong brands and recurring revenue business models. They believed that these factors coupled with lower levels of capital spending should contribute to the generation of free cash flow.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.7%
2.	Loews Corp.	3.4
3.	Devon Energy Corp.	3.1
4.	Exxon Mobil Corp.	2.5
5.	Gap, Inc. (The)	2.2
6.	AT&T, Inc.	2.0
7.	Teekay Corp., (Canada)	2.0
8.	Merck & Co., Inc.	1.8
9.	Oneok, Inc.	1.8
10.	Johnson & Johnson	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.3%
Consumer Discretionary	14.1
Energy	11.8
Health Care	10.2
Utilities	7.0
Consumer Staples	6.1
Telecommunication Services	3.8
Industrials	3.6
Information Technology	3.2
Materials	2.3
Investment Company	1.0
Short-Term Investment	5.6

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		20.61%	20.22%	5.54%	6.02%
With Sales Charge**		14.31	13.88	4.41	5.05
CLASS C SHARES	2/28/05
Without CDSC		20.33	19.62	5.01	5.50
With CDSC***		19.33	18.62	5.01	5.50
INSTITUTIONAL CLASS SHARES	2/28/05	20.88	20.72	6.08	6.46
SELECT CLASS SHARES	2/28/05	20.71	20.48	5.80	6.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
	Consumer Discretionary — 18.7%
	Auto Components — 2.5%
251	Gentex Corp.	7,422
322	Johnson Controls, Inc.	12,297

		19,719

	Automobiles — 1.3%
310	Harley-Davidson, Inc. (c)	10,744

	Diversified Consumer Services — 1.4%
149	American Public Education, Inc. (a)	5,556
127	Sotheby’s (c)	5,724

		11,280

	Hotels, Restaurants & Leisure — 1.9%
174	Cheesecake Factory, Inc. (The) (a) (c)	5,344
183	Gaylord Entertainment Co. (a)	6,563
184	International Game Technology	3,261

		15,168

	Household Durables — 1.0%
171	Harman International Industries, Inc. (a)	7,908

	Internet & Catalog Retail — 3.8%
149	Amazon.com, Inc. (a)	26,802
18	NetFlix, Inc. (a)	3,233

		30,035

	Media — 4.0%
336	Lamar Advertising Co., Class A (a)	13,394
181	Scripps Networks Interactive, Inc., Class A	9,383
246	Walt Disney Co. (The)	9,216

		31,993

	Specialty Retail — 1.9%
230	Dick’s Sporting Goods, Inc. (a) (c)	8,610
373	OfficeMax, Inc. (a)	6,598

		15,208

	Textiles, Apparel & Luxury Goods — 0.9%
131	Coach, Inc.	7,240

	Total Consumer Discretionary	149,295

	Consumer Staples — 1.2%
	Beverages — 1.2%
147	Coca-Cola Co. (The)	9,675

	Energy — 6.9%
	Energy Equipment & Services — 2.8%
172	Cameron International Corp. (a)	8,730
166	Schlumberger Ltd.	13,886

		22,616

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.1%
69	Apache Corp.	8,191
175	Concho Resources, Inc. (a)	15,368
229	Forest Oil Corp. (a)	8,684

		32,243

	Total Energy	54,859

	Financials — 9.6%
	Capital Markets — 3.4%
191	Lazard Ltd., (Bermuda), Class A	7,543
68	LPL Investment Holdings, Inc. (a)	2,484
467	Och-Ziff Capital Management Group LLC, Class A	7,271
153	T. Rowe Price Group, Inc.	9,862

		27,160

	Commercial Banks — 2.0%
295	U.S. Bancorp	7,954
258	Wells Fargo & Co.	7,995

		15,949

	Consumer Finance — 1.4%
249	American Express Co.	10,674

	Diversified Financial Services — 1.0%
26	CME Group, Inc.	8,237

	Insurance — 1.8%
130	ACE Ltd., (Switzerland)	8,092
141	AON Corp.	6,489

		14,581

	Total Financials	76,601

	Health Care — 13.4%
	Biotechnology — 2.1%
64	Alexion Pharmaceuticals, Inc. (a) (c)	5,179
67	Biogen Idec, Inc. (a)	4,486
124	Celgene Corp. (a)	7,339

		17,004

	Health Care Equipment & Supplies — 1.8%
164	Sirona Dental Systems, Inc. (a)	6,856
257	Thoratec Corp. (a)	7,270

		14,126

	Health Care Providers & Services — 6.0%
98	DaVita, Inc. (a)	6,824
222	Emeritus Corp. (a) (c)	4,370
212	Express Scripts, Inc. (a)	11,432
142	Healthspring, Inc. (a)	3,775
341	Lincare Holdings, Inc.	9,161
345	UnitedHealth Group, Inc.	12,447

		48,009

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 1.6%
301	Agilent Technologies, Inc. (a)	12,458

	Pharmaceuticals — 1.9%
542	Valeant Pharmaceuticals International, Inc., (Canada) (c)	15,336

	Total Health Care	106,933

	Industrials — 12.5%
	Aerospace & Defense — 2.6%
92	Goodrich Corp.	8,058
112	HEICO Corp. (c)	5,697
53	Precision Castparts Corp.	7,413

		21,168

	Airlines — 0.8%
495	Delta Air Lines, Inc. (a)	6,241

	Electrical Equipment — 1.2%
133	Rockwell Automation, Inc.	9,537

	Machinery — 4.0%
129	Cummins, Inc.	14,202
130	Deere & Co.	10,755
130	Wabtec Corp. (c)	6,892

		31,849

	Road & Rail — 2.5%
462	Avis Budget Group, Inc. (a) (c)	7,182
125	J.B. Hunt Transport Services, Inc.	5,097
248	Old Dominion Freight Line, Inc. (a)	7,921

		20,200

	Trading Companies & Distributors — 1.4%
79	W.W. Grainger, Inc. (c)	10,952

	Total Industrials	99,947

	Information Technology — 30.3%
	Communications Equipment — 3.2%
215	Juniper Networks, Inc. (a)	7,942
244	QUALCOMM, Inc.	12,061
158	Riverbed Technology, Inc. (a)	5,539

		25,542

	Computers & Peripherals — 8.5%
163	Apple, Inc. (a)	52,496
227	EMC Corp. (a)	5,187
191	NetApp, Inc. (a) (c)	10,514

		68,197

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 2.6%
197	Amphenol Corp., Class A	10,376
303	Tyco Electronics Ltd., (Switzerland)	10,716

		21,092

	Internet Software & Services — 1.6%
21	Google, Inc., Class A (a)	12,414

	IT Services — 3.9%
304	CGI Group, Inc., (Canada), Class A (a)	5,250
153	Cognizant Technology Solutions Corp., Class A (a)	11,199
145	FleetCor Technologies, Inc. (a)	4,474
44	MasterCard, Inc., Class A	9,861

		30,784

	Office Electronics — 0.8%
175	Zebra Technologies Corp., Class A (a)	6,656

	Semiconductors & Semiconductor Equipment — 3.2%
225	Broadcom Corp., Class A	9,799
164	Lam Research Corp. (a)	8,487
386	Marvell Technology Group Ltd., (Bermuda) (a)	7,158

		25,444

	Software — 6.5%
99	Autodesk, Inc. (a)	3,770
72	Citrix Systems, Inc. (a)	4,898
106	Concur Technologies, Inc. (a)	5,526
184	MICROS Systems, Inc. (a)	8,048
251	Microsoft Corp.	7,019
393	Oracle Corp.	12,292
43	Salesforce.com, Inc. (a)	5,689
166	Taleo Corp., Class A (a)	4,598

		51,840

	Total Information Technology	241,969

	Materials — 4.1%
	Chemicals — 1.3%
127	Sherwin-Williams Co. (The)	10,594

	Containers & Packaging — 1.2%
85	Bemis Co., Inc.	2,782
111	Greif, Inc., Class A	6,896

		9,678

	Metals & Mining — 1.6%
106	Freeport-McMoRan Copper & Gold, Inc.	12,705

	Total Materials	32,977

	Total Common Stocks (Cost $561,659)	772,256

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.2%
	Investment Company — 2.2%
17,590	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $17,590)	17,590

Investment of Cash Collateral for Securities on Loan — 7.2%
	Investment Company — 7.2%
57,248	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $57,248)	57,248

	Total Investments — 106.1% (Cost $636,497)	847,094
	Liabilities in Excess of Other Assets — (6.1)%	(48,654)

	NET ASSETS — 100.0%	$798,440

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 18.0%
	Automobiles — 1.3%
1	Harley-Davidson, Inc.	42

	Distributors — 1.2%
1	Genuine Parts Co.	40

	Hotels, Restaurants & Leisure — 3.1%
2	Brinker International, Inc.	49
1	Penn National Gaming, Inc. (a)	51

		100

	Household Durables — 5.3%
3	Jarden Corp.	89
2	Newell Rubbermaid, Inc.	40
2	Toll Brothers, Inc. (a)	39

		168

	Media — 1.2%
1	Morningstar, Inc.	40

	Multiline Retail — 1.6%
1	Nordstrom, Inc.	53

	Specialty Retail — 4.3%
3	Chico’s FAS, Inc.	39
1	Dick’s Sporting Goods, Inc. (a)	49
1	Williams-Sonoma, Inc.	49

		137

	Total Consumer Discretionary	580

	Consumer Staples — 3.7%
	Beverages — 1.6%
1	Hansen Natural Corp. (a)	52

	Food & Staples Retailing — 2.1%
2	Walgreen Co.	68

	Total Consumer Staples	120

	Energy — 10.4%
	Energy Equipment & Services — 4.3%
2	Exterran Holdings, Inc. (a)	44
2	Patterson-UTI Energy, Inc.	45
1	Tidewater, Inc.	51

		140

	Oil, Gas & Consumable Fuels — 6.1%
1	Cimarex Energy Co.	54
1	Concho Resources, Inc. (a)	53
1	Devon Energy Corp.	89

		196

	Total Energy	336

SHARES		SECURITY DESCRIPTION	VALUE($)

		Financials — 19.5%
		Capital Markets — 6.5%
5		Calamos Asset Management, Inc., Class A	64
2		Eaton Vance Corp.	48
—	(h)	Greenhill & Co., Inc.	40
3		TD AMERITRADE Holding Corp.	56

			208

		Commercial Banks — 4.8%
2		Associated Banc-Corp.	35
1		Iberiabank Corp.	70
4		Umpqua Holdings Corp.	51

			156

		Insurance — 4.0%
1		Chubb Corp.	64
1		ProAssurance Corp. (a)	64

			128

		Real Estate Investment Trusts (REITs) — 2.6%
1		Mid-America Apartment Communities, Inc.	47
1		National Retail Properties, Inc.	38

			85

		Thrifts & Mortgage Finance — 1.6%
4		First Niagara Financial Group, Inc.	51

		Total Financials	628

		Health Care — 10.1%
		Health Care Equipment & Supplies — 1.5%
1		IDEXX Laboratories, Inc. (a)	47

		Health Care Providers & Services — 8.6%
2		Coventry Health Care, Inc. (a)	58
1		Laboratory Corp. of America Holdings (a)	47
—	(h)	McKesson Corp.	32
1		Patterson Cos., Inc.	39
2		UnitedHealth Group, Inc.	56
2		VCA Antech, Inc. (a)	47

			279

		Total Health Care	326

		Industrials — 13.0%
		Aerospace & Defense — 2.7%
—	(h)	Goodrich Corp.	41
1		TransDigm Group, Inc. (a)	46

			87

		Commercial Services & Supplies — 2.7%
3		KAR Auction Services, Inc. (a)	44
2		Waste Connections, Inc.	43

			87

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Electrical Equipment — 1.2%
1		Regal-Beloit Corp.	40

		Machinery — 6.4%
1		Dover Corp.	56
1		Eaton Corp.	52
1		Joy Global, Inc.	59
1		Toro Co. (The)	40

			207

		Total Industrials	421

		Information Technology — 6.9%
		Computers & Peripherals — 1.5%
1		NetApp, Inc. (a)	48

		Electronic Equipment, Instruments & Components — 1.5%
1		Anixter International, Inc.	50

		Semiconductors & Semiconductor Equipment — 2.5%
1		Linear Technology Corp.	45
2		Marvell Technology Group Ltd., (Bermuda) (a)	36

			81

		Software — 1.4%
1		MICROS Systems, Inc. (a)	45

		Total Information Technology	224

		Materials — 8.4%
		Chemicals — 2.5%
—	(h)	Lubrizol Corp.	35
1		Scotts Miracle-Gro Co. (The), Class A	45

			80

		Containers & Packaging — 4.3%
2		Crown Holdings, Inc. (a)	56
2		Silgan Holdings, Inc.	84

			140

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 1.6%
1	Reliance Steel & Aluminum Co.	52

	Total Materials	272

	Utilities — 6.4%
	Electric Utilities — 1.3%
1	Southern Co.	42

	Gas Utilities — 1.2%
1	Northwest Natural Gas Co.	39

	Multi-Utilities — 3.9%
2	CMS Energy Corp.	40
1	NorthWestern Corp.	40
1	Wisconsin Energy Corp.	44

		124

	Total Utilities	205

	Total Common Stocks (Cost $2,943)	3,112

Short-Term Investment — 0.8%
	Investment Company — 0.8%
27	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $27)	27

	Total Investments — 97.2% (Cost $2,970)	3,139
	Other Assets in Excess of Liabilities — 2.8%	89

	NET ASSETS — 100.0%	$3,228

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.4%
	Consumer Discretionary — 17.8%
	Auto Components — 0.6%
93	Gentex Corp. (c)	2,761

	Automobiles — 0.8%
99	Harley-Davidson, Inc. (c)	3,415

	Distributors — 0.5%
41	Genuine Parts Co.	2,094

	Diversified Consumer Services — 0.8%
84	Education Management Corp. (a)	1,525
51	Sotheby’s (c)	2,291

		3,816

	Hotels, Restaurants & Leisure — 2.9%
48	Cheesecake Factory, Inc. (The) (a) (c)	1,463
34	Darden Restaurants, Inc.	1,582
63	International Game Technology	1,119
44	Marriott International, Inc., Class A	1,811
121	MGM Resorts International (a)	1,792
12	Panera Bread Co., Class A (a)	1,245
42	Starwood Hotels & Resorts Worldwide, Inc. (c)	2,528
33	Yum! Brands, Inc.	1,624

		13,164

	Household Durables — 1.5%
49	Fortune Brands, Inc.	2,922
53	Harman International Industries, Inc. (a)	2,459
43	Jarden Corp.	1,324

		6,705

	Internet & Catalog Retail — 1.1%
69	Expedia, Inc.	1,739
7	NetFlix, Inc. (a)	1,247
5	priceline.com, Inc. (a)	2,038

		5,024

	Media — 3.5%
30	Cablevision Systems Corp., Class A	1,025
94	CBS Corp., Class B	1,785
78	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,090
104	DISH Network Corp., Class A (a)	2,053
120	Gannett Co., Inc.	1,805
96	Lamar Advertising Co., Class A (a) (c)	3,805
26	Omnicom Group, Inc.	1,168
49	Scripps Networks Interactive, Inc., Class A	2,556
2	Washington Post Co. (The), Class B	815

		16,102

	Multiline Retail — 0.5%
88	Macy’s, Inc.	2,224

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 4.1%
7	AutoZone, Inc. (a)	1,799
53	Bed Bath & Beyond, Inc. (a)	2,590
67	Dick’s Sporting Goods, Inc. (a) (c)	2,501
200	Gap, Inc. (The)	4,426
113	OfficeMax, Inc. (a)	1,995
50	Staples, Inc.	1,132
32	Tiffany & Co.	2,018
53	TJX Cos., Inc.	2,348

		18,809

	Textiles, Apparel & Luxury Goods — 1.5%
57	Coach, Inc.	3,136
28	Phillips-Van Heusen Corp.	1,764
16	Polo Ralph Lauren Corp.	1,753

		6,653

	Total Consumer Discretionary	80,767

	Consumer Staples — 3.0%
	Beverages — 0.5%
26	Brown-Forman Corp., Class B	1,809
18	Dr. Pepper Snapple Group, Inc.	640

		2,449

	Food & Staples Retailing — 0.6%
123	Safeway, Inc.	2,755

	Food Products — 1.4%
36	Green Mountain Coffee Roasters, Inc. (a)	1,176
50	JM Smucker Co. (The)	3,250
29	Ralcorp Holdings, Inc. (a)	1,905

		6,331

	Household Products — 0.3%
19	Energizer Holdings, Inc. (a)	1,356

	Tobacco — 0.2%
8	Lorillard, Inc.	681

	Total Consumer Staples	13,572

	Energy — 7.3%
	Energy Equipment & Services — 1.1%
58	Cameron International Corp. (a)	2,934
19	CARBO Ceramics, Inc. (c)	1,926

		4,860

	Oil, Gas & Consumable Fuels — 6.2%
48	Concho Resources, Inc. (a)	4,173
102	CVR Energy, Inc. (a)	1,550
45	Devon Energy Corp.	3,517
144	El Paso Corp.	1,986

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
59	EQT Corp.	2,663
64	Forest Oil Corp. (a)	2,429
22	Kinder Morgan Management LLC (a)	1,479
66	Newfield Exploration Co. (a)	4,781
62	Teekay Corp., (Canada)	2,044
145	Williams Cos., Inc. (The)	3,577

		28,199

	Total Energy	33,059

	Financials — 16.6%
	Capital Markets — 4.2%
40	Ameriprise Financial, Inc.	2,319
115	Invesco Ltd.	2,760
58	Lazard Ltd., (Bermuda), Class A	2,283
31	LPL Investment Holdings, Inc. (a)	1,124
28	Northern Trust Corp.	1,563
91	Och-Ziff Capital Management Group LLC, Class A (c)	1,413
86	T. Rowe Price Group, Inc.	5,579
102	TD AMERITRADE Holding Corp.	1,930

		18,971

	Commercial Banks — 3.7%
68	BancorpSouth, Inc.	1,080
36	BB&T Corp.	954
38	BOK Financial Corp. (c)	2,008
21	City National Corp.	1,307
47	Comerica, Inc.	1,985
21	Cullen/Frost Bankers, Inc.	1,277
122	Fifth Third Bancorp	1,784
29	M&T Bank Corp.	2,533
68	SunTrust Banks, Inc.	2,001
37	TCF Financial Corp.	549
52	Zions Bancorp	1,258

		16,736

	Diversified Financial Services — 0.4%
49	MSCI, Inc., Class A (a)	1,897

	Insurance — 5.9%
81	AON Corp.	3,739
9	Arch Capital Group Ltd., (Bermuda) (a)	784
84	Cincinnati Financial Corp.	2,673
47	HCC Insurance Holdings, Inc.	1,354
108	Loews Corp.	4,214
213	Old Republic International Corp.	2,909
82	OneBeacon Insurance Group Ltd., Class A	1,242
54	Principal Financial Group, Inc.	1,752

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
22	Symetra Financial Corp.	295
58	Transatlantic Holdings, Inc.	2,999
100	W.R. Berkley Corp.	2,724
85	XL Group plc, (Ireland)	1,857

		26,542

	Real Estate Investment Trusts (REITs) — 1.6%
33	HCP, Inc.	1,207
56	Kimco Realty Corp.	1,010
8	Public Storage	842
50	Regency Centers Corp.	2,116
26	Vornado Realty Trust	2,146

		7,321

	Real Estate Management & Development — 0.4%
110	Brookfield Properties Corp.	1,933

	Thrifts & Mortgage Finance — 0.4%
8	Capitol Federal Financial, Inc.	90
131	People’s United Financial, Inc.	1,835

		1,925

	Total Financials	75,325

	Health Care — 9.5%
	Biotechnology — 0.5%
26	Alexion Pharmaceuticals, Inc. (a) (c)	2,086

	Health Care Equipment & Supplies — 1.7%
43	Becton, Dickinson & Co.	3,634
48	Sirona Dental Systems, Inc. (a)	1,997
78	Thoratec Corp. (a)	2,195

		7,826

	Health Care Providers & Services — 4.8%
32	AmerisourceBergen Corp.	1,102
102	Brookdale Senior Living, Inc. (a)	2,177
36	Community Health Systems, Inc. (a)	1,338
160	Coventry Health Care, Inc. (a)	4,220
39	DaVita, Inc. (a)	2,738
60	Humana, Inc. (a)	3,282
223	Lincare Holdings, Inc.	5,994
39	VCA Antech, Inc. (a)	909

		21,760

	Health Care Technology — 0.4%
17	Cerner Corp. (a) (c)	1,594

	Life Sciences Tools & Services — 1.2%
97	Agilent Technologies, Inc. (a)	4,019
26	Illumina, Inc. (a) (c)	1,626

		5,645

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 0.9%
152	Valeant Pharmaceuticals International, Inc., (Canada) (c)	4,286

	Total Health Care	43,197

	Industrials — 13.8%
	Aerospace & Defense — 1.9%
23	Alliant Techsystems, Inc. (a)	1,682
34	Goodrich Corp.	2,950
26	L-3 Communications Holdings, Inc.	1,805
15	Precision Castparts Corp.	2,084

		8,521

	Airlines — 0.6%
210	Delta Air Lines, Inc. (a)	2,650

	Building Products — 0.4%
38	Lennox International, Inc.	1,792

	Commercial Services & Supplies — 1.4%
135	Republic Services, Inc.	4,025
31	Stericycle, Inc. (a) (c)	2,473

		6,498

	Electrical Equipment — 3.0%
41	AMETEK, Inc.	1,602
31	Cooper Industries plc	1,795
40	Hubbell, Inc., Class B	2,429
11	Regal-Beloit Corp.	721
40	Rockwell Automation, Inc.	2,876
53	Roper Industries, Inc. (c)	4,030

		13,453

	Industrial Conglomerates — 1.0%
114	Carlisle Cos., Inc.	4,546

	Machinery — 3.1%
29	AGCO Corp. (a)	1,484
51	Cummins, Inc.	5,635
46	Snap-On, Inc.	2,575
26	WABCO Holdings, Inc. (a)	1,571
49	Wabtec Corp.	2,611

		13,876

	Professional Services — 0.8%
21	IHS, Inc., Class A (a)	1,664
66	Robert Half International, Inc. (c)	2,019

		3,683

	Road & Rail — 0.8%
141	Avis Budget Group, Inc. (a) (c)	2,194
34	J.B. Hunt Transport Services, Inc.	1,404

		3,598

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.8%
27	W.W. Grainger, Inc. (c)	3,784

	Total Industrials	62,401

	Information Technology — 15.7%
	Communications Equipment — 1.6%
24	F5 Networks, Inc. (a)	3,072
70	Juniper Networks, Inc. (a)	2,584
46	Riverbed Technology, Inc. (a)	1,600

		7,256

	Computers & Peripherals — 1.0%
81	NetApp, Inc. (a) (c)	4,430

	Electronic Equipment, Instruments & Components — 3.2%
101	Amphenol Corp., Class A	5,306
53	Arrow Electronics, Inc. (a)	1,815
210	Tyco Electronics Ltd., (Switzerland)	7,438

		14,559

	Internet Software & Services — 0.3%
16	Equinix, Inc. (a)	1,292

	IT Services — 3.3%
26	Alliance Data Systems Corp. (a) (c)	1,825
49	Amdocs Ltd., (United Kingdom) (a)	1,353
95	CGI Group, Inc., (Canada), Class A (a)	1,645
37	Cognizant Technology Solutions Corp., Class A (a)	2,719
40	FleetCor Technologies, Inc. (a)	1,246
76	Jack Henry & Associates, Inc.	2,213
9	MasterCard, Inc., Class A	1,916
101	Western Union Co. (The)	1,870

		14,787

	Office Electronics — 0.4%
49	Zebra Technologies Corp., Class A (a)	1,858

	Semiconductors & Semiconductor Equipment — 2.6%
55	Broadcom Corp., Class A	2,387
29	Cree, Inc. (a)	1,898
166	Marvell Technology Group Ltd., (Bermuda) (a)	3,073
65	Microchip Technology, Inc. (c)	2,237
63	Varian Semiconductor Equipment Associates, Inc. (a)	2,337

		11,932

	Software — 3.3%
44	Autodesk, Inc. (a)	1,685
24	Citrix Systems, Inc. (a)	1,608
28	Concur Technologies, Inc. (a)	1,475
74	MICROS Systems, Inc. (a)	3,250

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
48	Red Hat, Inc. (a)	2,191
20	Salesforce.com, Inc. (a)	2,613
82	Synopsys, Inc. (a)	2,201

		15,023

	Total Information Technology	71,137

	Materials — 4.9%
	Chemicals — 3.0%
49	Albemarle Corp.	2,713
32	PPG Industries, Inc.	2,715
71	Sherwin-Williams Co. (The)	5,963
35	Sigma-Aldrich Corp.	2,330

		13,721

	Containers & Packaging — 1.9%
49	Ball Corp.	3,314
62	Bemis Co., Inc.	2,015
36	Greif, Inc., Class A	2,241
21	Rock-Tenn Co., Class A	1,106

		8,676

	Total Materials	22,397

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.2%
51	CenturyLink, Inc.	2,350
117	tw telecom, inc. (a) (c)	1,999
66	Windstream Corp.	922

		5,271

	Wireless Telecommunication Services — 0.4%
65	Telephone & Data Systems, Inc.	2,046

	Total Telecommunication Services	7,317

	Utilities — 5.2%
	Electric Utilities — 0.8%
24	Northeast Utilities	759
105	Westar Energy, Inc.	2,637

		3,396

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 1.4%
75	Energen Corp.	3,634
50	Oneok, Inc.	2,762

		6,396

	Multi-Utilities — 2.8%
191	CMS Energy Corp.	3,551
51	NSTAR	2,143
22	Sempra Energy	1,134
45	Wisconsin Energy Corp.	2,660
131	Xcel Energy, Inc.	3,073

		12,561

	Water Utilities — 0.2%
40	American Water Works Co., Inc.	1,011

	Total Utilities	23,364

	Total Common Stocks (Cost $314,313)	432,536

Short-Term Investment — 3.9%
	Investment Company — 3.9%
17,912	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $17,912)	17,912

Investments of Cash Collateral for Securities on Loan — 7.0%
	Investment Company —7.0%
31,684	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $31,684)	31,684

	Total Investments — 106.3% (Cost $363,909)	482,132
	Liabilities in Excess of Other Assets — (6.3)%	(28,629)

	NET ASSETS — 100.0%	$453,503

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Consumer Discretionary — 18.0%
	Auto Components — 1.3%
692	Gentex Corp.	20,469

	Automobiles — 1.6%
730	Harley-Davidson, Inc.	25,292

	Diversified Consumer Services — 1.7%
625	Education Management Corp. (a)	11,312
377	Sotheby’s	16,943

		28,255

	Hotels, Restaurants & Leisure — 3.7%
353	Cheesecake Factory, Inc. (The) (a)	10,811
474	International Game Technology	8,376
895	MGM Resorts International (a) (c)	13,294
91	Panera Bread Co., Class A (a)	9,240
308	Starwood Hotels & Resorts Worldwide, Inc.	18,726

		60,447

	Household Durables — 1.1%
399	Harman International Industries, Inc. (a)	18,455

	Internet & Catalog Retail — 1.5%
53	NetFlix, Inc. (a) (c)	9,314
38	priceline.com, Inc. (a)	15,103

		24,417

	Media — 2.9%
707	Lamar Advertising Co., Class A (a)	28,179
367	Scripps Networks Interactive, Inc., Class A	18,966

		47,145

	Specialty Retail — 2.0%
494	Dick’s Sporting Goods, Inc. (a)	18,521
835	OfficeMax, Inc. (a)	14,780

		33,301

	Textiles, Apparel & Luxury Goods — 2.2%
420	Coach, Inc.	23,219
117	Polo Ralph Lauren Corp.	12,989

		36,208

	Total Consumer Discretionary	293,989

	Consumer Staples — 0.5%
	Food Products — 0.5%
266	Green Mountain Coffee Roasters, Inc. (a) (c)	8,741

	Energy — 6.2%
	Energy Equipment & Services — 2.2%
428	Cameron International Corp. (a)	21,700
138	CARBO Ceramics, Inc.	14,289

		35,989

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.0%
352	Concho Resources, Inc. (a)	30,878
474	Forest Oil Corp. (a)	17,981
225	Newfield Exploration Co. (a)	16,210

		65,069

	Total Energy	101,058

	Financials — 9.8%
	Capital Markets — 5.7%
850	Invesco Ltd.	20,439
433	Lazard Ltd., (Bermuda), Class A	17,111
141	LPL Investment Holdings, Inc. (a)	5,139
743	Och-Ziff Capital Management Group LLC, Class A	11,583
379	T. Rowe Price Group, Inc.	24,464
753	TD AMERITRADE Holding Corp.	14,304

		93,040

	Commercial Banks — 1.8%
282	BOK Financial Corp.	15,075
349	Comerica, Inc.	14,741

		29,816

	Diversified Financial Services — 0.8%
361	MSCI, Inc., Class A (a)	14,053

	Insurance — 1.5%
310	AON Corp.	14,245
347	HCC Insurance Holdings, Inc.	10,042

		24,287

	Total Financials	161,196

	Health Care — 13.4%
	Biotechnology — 0.9%
192	Alexion Pharmaceuticals, Inc. (a)	15,466

	Health Care Equipment & Supplies — 1.9%
354	Sirona Dental Systems, Inc. (a)	14,798
575	Thoratec Corp. (a)	16,284

		31,082

	Health Care Providers & Services — 5.4%
754	Brookdale Senior Living, Inc. (a)	16,133
730	Coventry Health Care, Inc. (a)	19,272
291	DaVita, Inc. (a)	20,225
218	Humana, Inc. (a)	11,918
758	Lincare Holdings, Inc.	20,329

		87,877

	Health Care Technology — 0.7%
125	Cerner Corp. (a)	11,804

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 2.6%
719	Agilent Technologies, Inc. (a)	29,800
191	Illumina, Inc. (a)	12,073

		41,873

	Pharmaceuticals — 1.9%
1,121	Valeant Pharmaceuticals International, Inc., (Canada)	31,724

	Total Health Care	219,826

	Industrials — 19.2%
	Aerospace & Defense — 2.3%
248	Goodrich Corp.	21,815
111	Precision Castparts Corp.	15,501

		37,316

	Airlines — 1.2%
1,557	Delta Air Lines, Inc. (a)	19,619

	Building Products — 0.8%
280	Lennox International, Inc.	13,237

	Commercial Services & Supplies — 1.1%
227	Stericycle, Inc. (a)	18,342

	Electrical Equipment — 3.3%
299	Hubbell, Inc., Class B	17,991
297	Rockwell Automation, Inc.	21,298
188	Roper Industries, Inc.	14,364

		53,653

	Industrial Conglomerates — 1.1%
471	Carlisle Cos., Inc.	18,726

	Machinery — 4.4%
220	AGCO Corp. (a)	11,140
379	Cummins, Inc.	41,732
366	Wabtec Corp.	19,338

		72,210

	Professional Services — 1.7%
154	IHS, Inc., Class A (a)	12,372
489	Robert Half International, Inc.	14,968

		27,340

	Road & Rail — 1.6%
1,044	Avis Budget Group, Inc. (a)	16,238
259	J.B. Hunt Transport Services, Inc.	10,570

		26,808

	Trading Companies & Distributors — 1.7%
202	W.W. Grainger, Inc.	27,953

	Total Industrials	315,204

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 26.7%
	Communications Equipment — 3.3%
175	F5 Networks, Inc. (a)	22,726
518	Juniper Networks, Inc. (a)	19,128
338	Riverbed Technology, Inc. (a)	11,877

		53,731

	Computers & Peripherals — 2.0%
597	NetApp, Inc. (a)	32,789

	Electronic Equipment, Instruments & Components — 3.1%
467	Amphenol Corp., Class A	24,647
721	Tyco Electronics Ltd., (Switzerland)	25,523

		50,170

	Internet Software & Services — 0.6%
118	Equinix, Inc. (a)	9,589

	IT Services — 5.7%
193	Alliance Data Systems Corp. (a) (c)	13,730
366	Amdocs Ltd., (United Kingdom) (a)	10,063
707	CGI Group, Inc., (Canada), Class A (a)	12,200
274	Cognizant Technology Solutions Corp., Class A (a)	20,111
299	FleetCor Technologies, Inc. (a)	9,251
63	MasterCard, Inc., Class A	14,159
747	Western Union Co. (The)	13,870

		93,384

	Office Electronics — 0.8%
363	Zebra Technologies Corp., Class A (a)	13,775

	Semiconductors & Semiconductor Equipment — 5.4%
406	Broadcom Corp., Class A	17,703
213	Cree, Inc. (a)	14,047
1,226	Marvell Technology Group Ltd., (Bermuda) (a)	22,748
485	Microchip Technology, Inc. (c)	16,592
476	Varian Semiconductor Equipment Associates, Inc. (a)	17,605

		88,695

	Software — 5.8%
327	Autodesk, Inc. (a)	12,491
174	Citrix Systems, Inc. (a)	11,917
211	Concur Technologies, Inc. (a)	10,931
549	MICROS Systems, Inc. (a)	24,075
361	Red Hat, Inc. (a)	16,457
147	Salesforce.com, Inc. (a)	19,431

		95,302

	Total Information Technology	437,435

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Materials — 3.5%
	Chemicals — 1.6%
301	Sherwin-Williams Co. (The)	25,201

	Containers & Packaging — 1.9%
457	Bemis Co., Inc.	14,929
268	Greif, Inc., Class A	16,595

		31,524

	Total Materials	56,725

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
887	tw telecom, inc. (a)	15,131

	Total Common Stocks (Cost $1,140,644)	1,609,305

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.6%
	Investment Company — 1.6%
26,596	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $26,596)	26,596

Investments of Cash Collateral for Securities on Loan — 2.8%
	Investment Company — 2.8%
46,631	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $46,631)	46,631

	Total Investments — 102.6% (Cost $1,213,871)	1,682,532
	Liabilities in Excess of Other Assets — (2.6)%	(43,367)

	NET ASSETS — 100.0%	$1,639,165

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — 96.0%
	Consumer Discretionary — 18.4%
	Distributors — 0.9%
1,142	Genuine Parts Co.	58,610

	Hotels, Restaurants & Leisure — 2.2%
954	Darden Restaurants, Inc.	44,311
1,221	Marriott International, Inc., Class A	50,733
936	Yum! Brands, Inc.	45,901

		140,945

	Household Durables — 1.9%
1,360	Fortune Brands, Inc.	81,952
1,200	Jarden Corp.	37,036

		118,988

	Internet & Catalog Retail — 0.8%
1,941	Expedia, Inc.	48,694

	Media — 4.4%
876	Cablevision Systems Corp., Class A	29,640
2,627	CBS Corp., Class B	50,048
2,308	Clear Channel Outdoor Holdings, Inc., Class A (a)	32,405
2,924	DISH Network Corp., Class A (a)	57,484
3,624	Gannett Co., Inc.	54,688
712	Omnicom Group, Inc.	32,587
50	Washington Post Co. (The), Class B (c)	21,984

		278,836

	Multiline Retail — 1.0%
2,464	Macy’s, Inc.	62,342

	Specialty Retail — 6.4%
185	AutoZone, Inc. (a)	50,369
1,479	Bed Bath & Beyond, Inc. (a)	72,683
5,614	Gap, Inc. (The)	124,303
1,390	Staples, Inc.	31,644
918	Tiffany & Co.	57,135
1,482	TJX Cos., Inc.	65,782

		401,916

	Textiles, Apparel & Luxury Goods — 0.8%
807	Phillips-Van Heusen Corp.	50,843

	Total Consumer Discretionary	1,161,174

	Consumer Staples — 5.5%
	Beverages — 1.1%
748	Brown-Forman Corp., Class B	52,095
505	Dr. Pepper Snapple Group, Inc.	17,756

		69,851

	Food & Staples Retailing — 1.2%
3,435	Safeway, Inc.	77,258

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Food Products — 2.3%
1,402	JM Smucker Co. (The)	92,061
821	Ralcorp Holdings, Inc. (a)	53,380

		145,441

	Household Products — 0.6%
521	Energizer Holdings, Inc. (a)	37,995

	Tobacco — 0.3%
230	Lorillard, Inc.	18,898

	Total Consumer Staples	349,443

	Energy — 8.6%
	Oil, Gas & Consumable Fuels — 8.6%
2,801	CVR Energy, Inc. (a)	42,518
1,256	Devon Energy Corp.	98,604
4,044	El Paso Corp.	55,639
1,666	EQT Corp.	74,721
607	Kinder Morgan Management LLC (a)	40,581
1,009	Newfield Exploration Co. (a)	72,723
1,732	Teekay Corp., (Canada)	57,296
4,092	Williams Cos., Inc. (The)	101,142

	Total Energy	543,224

	Financials — 23.9%
	Capital Markets — 2.9%
1,130	Ameriprise Financial, Inc.	65,054
348	LPL Investment Holdings, Inc. (a)	12,646
790	Northern Trust Corp.	43,752
985	T. Rowe Price Group, Inc.	63,603

		185,055

	Commercial Banks — 5.7%
1,926	BancorpSouth, Inc. (c)	30,712
1,012	BB&T Corp.	26,616
597	City National Corp.	36,601
583	Cullen/Frost Bankers, Inc.	35,627
3,402	Fifth Third Bancorp	49,937
815	M&T Bank Corp.	70,906
1,899	SunTrust Banks, Inc.	56,025
1,051	TCF Financial Corp. (c)	15,559
1,450	Zions Bancorp	35,141

		357,124

	Insurance — 10.3%
1,102	AON Corp.	50,721
247	Arch Capital Group Ltd., (Bermuda) (a)	21,784
2,392	Cincinnati Financial Corp.	75,814
3,040	Loews Corp.	118,271
5,989	Old Republic International Corp.	81,625
2,246	OneBeacon Insurance Group Ltd., Class A	34,050

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — Continued
	Insurance — Continued
1,523	Principal Financial Group, Inc.	49,585
603	Symetra Financial Corp.	8,266
1,631	Transatlantic Holdings, Inc.	84,208
2,790	W.R. Berkley Corp.	76,401
2,385	XL Group plc, (Ireland)	52,041

		652,766

	Real Estate Investment Trusts (REITs) — 3.2%
917	HCP, Inc.	33,744
1,562	Kimco Realty Corp.	28,173
237	Public Storage	23,990
1,403	Regency Centers Corp.	59,267
721	Vornado Realty Trust	60,043

		205,217

	Real Estate Management & Development — 0.9%
3,089	Brookfield Properties Corp. (c)	54,146

	Thrifts & Mortgage Finance — 0.9%
214	Capitol Federal Financial, Inc.	2,543
3,705	People’s United Financial, Inc.	51,911

		54,454

	Total Financials	1,508,762

	Health Care — 6.0%
	Health Care Equipment & Supplies — 1.6%
1,208	Becton, Dickinson & Co.	102,117

	Health Care Providers & Services — 4.4%
901	AmerisourceBergen Corp.	30,732
1,014	Community Health Systems, Inc. (a)	37,909
1,736	Coventry Health Care, Inc. (a)	45,838
857	Humana, Inc. (a)	46,885
3,396	Lincare Holdings, Inc.	91,127
1,128	VCA Antech, Inc. (a)	26,262

		278,753

	Total Health Care	380,870

	Industrials — 8.8%
	Aerospace & Defense — 1.6%
634	Alliant Techsystems, Inc. (a)	47,162
717	L-3 Communications Holdings, Inc.	50,527

		97,689

	Commercial Services & Supplies — 1.8%
3,785	Republic Services, Inc.	113,031

	Electrical Equipment — 2.7%
1,142	AMETEK, Inc.	44,838
863	Cooper Industries plc	50,316

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Electrical Equipment — Continued
300	Regal-Beloit Corp.	20,055
754	Roper Industries, Inc.	57,665

		172,874

	Industrial Conglomerates — 0.9%
1,420	Carlisle Cos., Inc.	56,420

	Machinery — 1.8%
1,277	Snap-On, Inc.	72,258
707	WABCO Holdings, Inc. (a)	43,078

		115,336

	Total Industrials	555,350

	Information Technology — 5.4%
	Electronic Equipment, Instruments & Components — 3.4%
1,048	Amphenol Corp., Class A	55,313
1,484	Arrow Electronics, Inc. (a)	50,820
3,167	Tyco Electronics Ltd., (Switzerland)	112,098

		218,231

	IT Services — 1.0%
2,128	Jack Henry & Associates, Inc.	62,037

	Software — 1.0%
2,294	Synopsys, Inc. (a)	61,721

	Total Information Technology	341,989

	Materials — 6.5%
	Chemicals — 4.6%
1,363	Albemarle Corp.	76,047
905	PPG Industries, Inc.	76,050
867	Sherwin-Williams Co. (The)	72,604
982	Sigma-Aldrich Corp.	65,335

		290,036

	Containers & Packaging — 1.9%
1,367	Ball Corp.	92,995
572	Rock-Tenn Co., Class A	30,854

		123,849

	Total Materials	413,885

	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 1.5%
1,426	CenturyLink, Inc.	65,829
1,846	Windstream Corp.	25,736

		91,565

	Wireless Telecommunication Services — 1.0%
2,053	Telephone & Data Systems, Inc.	64,725

	Total Telecommunication Services	156,290

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — Continued
	Utilities — 10.4%
	Electric Utilities — 1.5%
663	Northeast Utilities	21,136
2,938	Westar Energy, Inc.	73,930

		95,066

	Gas Utilities — 2.9%
2,141	Energen Corp.	103,344
1,398	Oneok, Inc.	77,524

		180,868

	Multi-Utilities — 5.6%
5,358	CMS Energy Corp.	99,652
1,424	NSTAR	60,091
601	Sempra Energy	31,556
1,268	Wisconsin Energy Corp.	74,658
3,661	Xcel Energy, Inc.	86,212

		352,169

	Water Utilities — 0.4%
1,115	American Water Works Co., Inc.	28,208

	Total Utilities	656,311

	Total Common Stocks (Cost $4,711,925)	6,067,298

SHARES	SECURITY DESCRIPTION	VALUE ($)

Short-Term Investment — 3.9%
	Investment Company — 3.9%
248,101	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $248,101)	248,101

Investment of Cash Collateral for Securities on Loan — 0.9%
	Investment Company — 0.9%
60,214	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $60,214)	60,214

	Total Investments — 100.8% (Cost $5,020,240)	6,375,613
	Liabilities in Excess of Other Assets — (0.8)%	(52,574)

	NET ASSETS — 100.0%	$6,323,039

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.6% (j)
	Common Stocks — 92.1%
	Consumer Discretionary — 19.1%
	Auto Components — 2.1%
27	Autoliv, Inc., (Sweden)	2,107
19	BorgWarner, Inc. (a)	1,394
91	Cooper Tire & Rubber Co.	2,147
147	Dana Holding Corp. (a)	2,534
32	Tenneco, Inc. (a)	1,321
45	TRW Automotive Holdings Corp. (a)	2,361

		11,864

	Automobiles — 0.4%
127	Ford Motor Co. (a)	2,133
10	Harley-Davidson, Inc.	345

		2,478

	Diversified Consumer Services — 2.3%
55	Apollo Group, Inc., Class A (a)	2,187
28	Career Education Corp. (a)	587
33	Coinstar, Inc. (a)	1,848
31	DeVry, Inc.	1,495
94	H&R Block, Inc.	1,123
33	ITT Educational Services, Inc. (a)	2,124
54	Sotheby’s	2,415
2	Strayer Education, Inc.	366
24	Weight Watchers International, Inc.	901

		13,046

	Hotels, Restaurants & Leisure — 2.3%
100	Brinker International, Inc.	2,095
36	Cracker Barrel Old Country Store, Inc.	1,945
41	Las Vegas Sands Corp. (a)	1,894
26	Penn National Gaming, Inc. (a)	903
30	Royal Caribbean Cruises Ltd. (a)	1,407
42	Starbucks Corp.	1,349
7	Starwood Hotels & Resorts Worldwide, Inc.	434
68	Wyndham Worldwide Corp.	2,040
15	Wynn Resorts Ltd.	1,515

		13,582

	Household Durables — 1.0%
150	D.R. Horton, Inc.	1,784
9	Harman International Industries, Inc. (a)	399
28	Jarden Corp.	863
51	Tempur-Pedic International, Inc. (a)	2,024
10	Whirlpool Corp.	930

		6,000

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 1.2%
13	Amazon.com, Inc. (a)	2,318
76	Expedia, Inc.	1,916
12	NetFlix, Inc. (a)	2,139
2	priceline.com, Inc. (a)	738

		7,111

	Leisure Equipment & Products — 0.9%
79	Brunswick Corp.	1,479
308	Eastman Kodak Co. (a)	1,652
29	Polaris Industries, Inc.	2,226

		5,357

	Media — 2.5%
124	CBS Corp., Class B	2,357
14	DISH Network Corp., Class A (a)	277
63	Gannett Co., Inc.	954
61	Liberty Global, Inc., Class A (a)	2,166
7	Liberty Media Corp. - Capital, Class A (a)	409
29	Liberty Media Corp. - Starz, Class A (a)	1,915
46	McGraw-Hill Cos., Inc. (The)	1,676
26	News Corp., Class A	378
50	Regal Entertainment Group, Class A	589
62	Valassis Communications, Inc. (a)	1,997
54	Virgin Media, Inc.	1,464

		14,182

	Multiline Retail — 0.5%
21	Dollar Tree, Inc. (a)	1,161
64	Macy’s, Inc.	1,612

		2,773

	Specialty Retail — 3.8%
29	Advance Auto Parts, Inc.	1,946
70	Aeropostale, Inc. (a)	1,728
32	AnnTaylor Stores Corp. (a)	872
3	AutoZone, Inc. (a)	944
16	Best Buy Co., Inc.	562
83	Cabela’s, Inc. (a)	1,801
75	Foot Locker, Inc.	1,467
60	GameStop Corp., Class A (a)	1,373
46	Jo-Ann Stores, Inc. (a)	2,772
51	Limited Brands, Inc.	1,558
16	Men’s Wearhouse, Inc. (The)	408
113	Pier 1 Imports, Inc. (a)	1,184
40	RadioShack Corp.	736
33	Ross Stores, Inc.	2,103
6	TJX Cos., Inc.	280
71	Williams-Sonoma, Inc.	2,518

		22,252

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Textiles, Apparel & Luxury Goods — 2.1%
28	Coach, Inc.	1,561
31	Deckers Outdoor Corp. (a)	2,439
23	Fossil, Inc. (a)	1,644
90	Iconix Brand Group, Inc. (a)	1,744
26	V.F. Corp.	2,261
42	Warnaco Group, Inc. (The) (a)	2,323

		11,972

	Total Consumer Discretionary	110,617

	Consumer Staples — 4.1%
	Beverages — 0.8%
40	Coca-Cola Enterprises, Inc.	1,005
92	Constellation Brands, Inc., Class A (a)	2,040
54	Dr. Pepper Snapple Group, Inc.	1,901

		4,946

	Food & Staples Retailing — 0.4%
50	Casey’s General Stores, Inc.	2,136

	Food Products — 1.5%
7	ConAgra Foods, Inc.	160
54	Corn Products International, Inc.	2,492
66	Dean Foods Co. (a)	584
20	Hormel Foods Corp.	1,047
98	Smithfield Foods, Inc. (a)	2,019
130	Tyson Foods, Inc., Class A	2,241

		8,543

	Household Products — 0.2%
18	Energizer Holdings, Inc. (a)	1,312

	Personal Products — 0.6%
27	Herbalife Ltd., (Cayman Islands)	1,869
54	Nu Skin Enterprises, Inc., Class A	1,624

		3,493

	Tobacco — 0.6%
42	Altria Group, Inc.	1,044
23	Lorillard, Inc.	1,870
19	Reynolds American, Inc.	608

		3,522

	Total Consumer Staples	23,952

	Energy — 7.5%
	Energy Equipment & Services — 2.7%
63	Atwood Oceanics, Inc. (a)	2,345
74	Complete Production Services, Inc. (a)	2,176
17	Diamond Offshore Drilling, Inc.	1,165
28	Halliburton Co.	1,129

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
64	Helix Energy Solutions Group, Inc. (a)	779
80	McDermott International, Inc. (a)	1,647
19	Nabors Industries Ltd., (Bermuda) (a)	438
13	National Oilwell Varco, Inc.	906
23	Oil States International, Inc. (a)	1,482
56	Patterson-UTI Energy, Inc.	1,215
91	RPC, Inc.	1,657
9	Transocean Ltd., (Switzerland) (a)	651

		15,590

	Oil, Gas & Consumable Fuels — 4.8%
19	Apache Corp.	2,219
42	Arch Coal, Inc.	1,466
89	Chesapeake Energy Corp.	2,295
3	Chevron Corp.	272
21	Cimarex Energy Co.	1,850
31	Concho Resources, Inc. (a)	2,734
31	Devon Energy Corp.	2,411
41	Forest Oil Corp. (a)	1,547
12	Frontier Oil Corp. (a)	223
34	Frontline Ltd., (Bermuda)	868
35	Holly Corp.	1,414
10	Marathon Oil Corp.	376
30	Newfield Exploration Co. (a)	2,174
12	Noble Energy, Inc.	1,074
13	Occidental Petroleum Corp.	1,304
31	Peabody Energy Corp.	2,010
7	Sunoco, Inc.	294
9	Valero Energy Corp.	212
58	W&T Offshore, Inc.	1,034
16	Whiting Petroleum Corp. (a)	1,910

		27,687

	Total Energy	43,277

	Financials — 11.2%
	Capital Markets — 1.1%
89	American Capital Ltd. (a)	672
40	Ameriprise Financial, Inc.	2,295
81	Ares Capital Corp.	1,327
31	Bank of New York Mellon Corp. (The)	933
29	State Street Corp.	1,326

		6,553

	Commercial Banks — 2.7%
43	Bank of Hawaii Corp.	2,047
23	Cullen/Frost Bankers, Inc.	1,432
105	East West Bancorp, Inc.	2,062

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Commercial Banks — Continued
169	KeyCorp	1,494
19	M&T Bank Corp.	1,636
36	PNC Financial Services Group, Inc.	2,212
7	Prosperity Bancshares, Inc.	292
40	Signature Bank (a)	1,984
40	TCF Financial Corp.	597
23	U.S. Bancorp	626
41	Wells Fargo & Co.	1,286

		15,668

	Consumer Finance — 0.8%
50	Capital One Financial Corp.	2,139
175	SLM Corp. (a)	2,199

		4,338

	Insurance — 6.1%
31	ACE Ltd., (Switzerland)	1,959
42	Aflac, Inc.	2,344
37	Allied World Assurance Co. Holdings Ltd., (Switzerland)	2,175
22	Arch Capital Group Ltd., (Bermuda) (a)	1,922
56	Assurant, Inc.	2,172
115	Assured Guaranty Ltd., (Bermuda)	2,031
29	Chubb Corp.	1,753
179	CNO Financial Group, Inc. (a)	1,211
45	Endurance Specialty Holdings Ltd., (Bermuda)	2,095
3	Everest Re Group Ltd., (Bermuda)	270
72	Hartford Financial Services Group, Inc.	1,895
42	MBIA, Inc. (a)	498
103	Montpelier Re Holdings Ltd., (Bermuda)	2,051
51	Platinum Underwriters Holdings Ltd., (Bermuda)	2,305
74	Protective Life Corp.	1,979
36	Prudential Financial, Inc.	2,126
5	RenaissanceRe Holdings Ltd., (Bermuda)	287
38	StanCorp Financial Group, Inc.	1,716
32	Torchmark Corp.	1,928
35	Travelers Cos., Inc. (The)	1,927
24	W.R. Berkley Corp.	663

		35,307

	Real Estate Investment Trusts (REITs) — 0.5%
22	Douglas Emmett, Inc. (m)	365
51	Duke Realty Corp.	636
7	Equity Residential	363
2	Essex Property Trust, Inc.	208
10	Liberty Property Trust	314
5	Taubman Centers, Inc.	252

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
9	Vornado Realty Trust	745

		2,883

	Total Financials	64,749

	Health Care — 10.4%
	Biotechnology — 1.7%
11	Amgen, Inc. (a)	582
44	Amylin Pharmaceuticals, Inc. (a)	646
30	Biogen Idec, Inc. (a)	1,987
35	Cephalon, Inc. (a)	2,151
36	Cubist Pharmaceuticals, Inc. (a)	771
45	Incyte Corp., Ltd. (a)	743
35	United Therapeutics Corp. (a)	2,193
21	Vertex Pharmaceuticals, Inc. (a)	732

		9,805

	Health Care Equipment & Supplies — 1.2%
97	Align Technology, Inc. (a)	1,899
35	Cooper Cos., Inc. (The)	1,989
12	Hill-Rom Holdings, Inc.	458
16	Hologic, Inc. (a)	304
13	St. Jude Medical, Inc. (a)	547
44	Thoratec Corp. (a)	1,251
5	Zimmer Holdings, Inc. (a)	287

		6,735

	Health Care Providers & Services — 4.2%
46	AMERIGROUP Corp. (a)	2,000
57	AmerisourceBergen Corp.	1,929
63	Cardinal Health, Inc.	2,423
60	CIGNA Corp.	2,198
58	Community Health Systems, Inc. (a)	2,178
40	Express Scripts, Inc. (a)	2,136
81	Health Management Associates, Inc., Class A (a)	768
46	Healthsouth Corp. (a)	961
36	Healthspring, Inc. (a)	965
38	Humana, Inc. (a)	2,106
21	Laboratory Corp. of America Holdings (a)	1,823
17	LifePoint Hospitals, Inc. (a)	623
77	Lincare Holdings, Inc.	2,071
4	McKesson Corp.	289
36	Medco Health Solutions, Inc. (a)	2,232

		24,702

	Life Sciences Tools & Services — 0.5%
4	Bio-Rad Laboratories, Inc., Class A (a)	450
22	Illumina, Inc. (a)	1,406
54	Parexel International Corp. (a)	1,150

		3,006

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Pharmaceuticals — 2.8%
62	Bristol-Myers Squibb Co.	1,652
58	Eli Lilly & Co.	2,023
61	Endo Pharmaceuticals Holdings, Inc. (a)	2,196
67	Forest Laboratories, Inc. (a)	2,138
100	Impax Laboratories, Inc. (a)	2,015
55	Medicis Pharmaceutical Corp., Class A	1,486
90	Nektar Therapeutics (a)	1,161
22	Par Pharmaceutical Cos., Inc. (a)	847
67	ViroPharma, Inc. (a)	1,168
77	Warner Chilcott plc, (Ireland), Class A	1,744

		16,430

	Total Health Care	60,678

	Industrials — 10.6%
	Aerospace & Defense — 1.5%
6	Esterline Technologies Corp. (a)	412
26	General Dynamics Corp.	1,810
10	Honeywell International, Inc.	532
14	L-3 Communications Holdings, Inc.	1,013
12	Lockheed Martin Corp.	846
33	Northrop Grumman Corp.	2,157
37	Raytheon Co.	1,697

		8,467

	Air Freight & Logistics — 0.7%
39	Atlas Air Worldwide Holdings, Inc. (a)	2,198
24	United Parcel Service, Inc., Class B	1,767

		3,965

	Airlines — 0.8%
45	Delta Air Lines, Inc. (a)	572
179	U.S. Airways Group, Inc. (a)	1,787
85	United Continental Holdings, Inc. (a)	2,020

		4,379

	Commercial Services & Supplies — 0.4%
23	Clean Harbors, Inc. (a)	1,926
36	R.R. Donnelley & Sons Co.	635

		2,561

	Construction & Engineering — 1.0%
70	KBR, Inc.	2,122
56	MasTec, Inc. (a)	817
26	Shaw Group, Inc. (The) (a)	874
42	URS Corp. (a)	1,750

		5,563

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.7%
19	AMETEK, Inc.	732
88	GrafTech International Ltd. (a)	1,754
37	Thomas & Betts Corp. (a)	1,769

		4,255

	Industrial Conglomerates — 0.7%
115	General Electric Co.	2,096
81	Textron, Inc.	1,924

		4,020

	Machinery — 3.6%
31	AGCO Corp. (a)	1,564
59	ArvinMeritor, Inc. (a)	1,210
22	Caterpillar, Inc.	2,020
13	CNH Global N.V., (Netherlands) (a)	624
16	Cummins, Inc.	1,728
19	Deere & Co.	1,551
16	Dover Corp.	919
6	Eaton Corp.	562
54	Kennametal, Inc.	2,114
35	Navistar International Corp. (a)	2,031
68	Oshkosh Corp. (a)	2,387
22	Parker Hannifin Corp.	1,890
44	Timken Co.	2,119

		20,719

	Marine — 0.3%
50	Alexander & Baldwin, Inc.	1,994

	Road & Rail — 0.3%
32	Norfolk Southern Corp.	2,015

	Trading Companies & Distributors — 0.6%
57	Applied Industrial Technologies, Inc.	1,836
68	United Rentals, Inc. (a)	1,552

		3,388

	Total Industrials	61,326

	Information Technology — 15.8%
	Communications Equipment — 3.2%
15	Acme Packet, Inc. (a)	812
83	Arris Group, Inc. (a)	932
14	F5 Networks, Inc. (a)	1,841
43	Harris Corp.	1,969
65	InterDigital, Inc. (a)	2,707
143	JDS Uniphase Corp. (a)	2,074
246	Motorola, Inc. (a)	2,231
60	Plantronics, Inc.	2,242

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Communications Equipment — Continued
58	Riverbed Technology, Inc. (a)	2,028
244	Tellabs, Inc.	1,658

		18,494

	Computers & Peripherals — 1.1%
102	Dell, Inc. (a)	1,380
37	Diebold, Inc.	1,192
56	Lexmark International, Inc., Class A (a)	1,953
41	SanDisk Corp. (a)	2,058

		6,583

	Electronic Equipment, Instruments & Components — 2.4%
35	Anixter International, Inc.	2,092
62	Arrow Electronics, Inc. (a)	2,123
58	Avnet, Inc. (a)	1,901
18	Corning, Inc.	339
27	Itron, Inc. (a)	1,517
142	Power-One, Inc. (a)	1,448
11	SYNNEX Corp. (a)	354
25	Tech Data Corp. (a)	1,113
24	Tyco Electronics Ltd., (Switzerland)	853
145	Vishay Intertechnology, Inc. (a)	2,129

		13,869

	Internet Software & Services — 0.9%
11	GSI Commerce, Inc. (a)	254
67	IAC/InterActiveCorp. (a)	1,912
19	Sohu.com, Inc., (China) (a)	1,230
58	VeriSign, Inc.	1,899

		5,295

	IT Services — 2.3%
44	Accenture plc, (Ireland), Class A	2,149
35	Alliance Data Systems Corp. (a)	2,456
34	Amdocs Ltd., (United Kingdom) (a)	948
88	Broadridge Financial Solutions, Inc.	1,940
28	CACI International, Inc., Class A (a)	1,493
18	Computer Sciences Corp.	913
38	iGate Corp.	745
25	Lender Processing Services, Inc.	742
52	VeriFone Systems, Inc. (a)	1,997

		13,383

	Semiconductors & Semiconductor Equipment — 4.1%
262	Advanced Micro Devices, Inc. (a)	2,142
5	Altera Corp.	182
87	Applied Materials, Inc.	1,226
104	Fairchild Semiconductor International, Inc. (a)	1,624
161	GT Solar International, Inc. (a)	1,467

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
56	KLA-Tencor Corp.	2,177
39	Lam Research Corp. (a)	2,012
264	Micron Technology, Inc. (a)	2,121
134	National Semiconductor Corp.	1,845
68	Novellus Systems, Inc. (a)	2,194
96	ON Semiconductor Corp. (a)	952
216	RF Micro Devices, Inc. (a)	1,585
168	Teradyne, Inc. (a)	2,355
51	Veeco Instruments, Inc. (a)	2,202

		24,084

	Software — 1.8%
155	Activision Blizzard, Inc.	1,932
34	BMC Software, Inc. (a)	1,595
40	CA, Inc.	975
45	Cadence Design Systems, Inc. (a)	374
83	Microsoft Corp.	2,308
69	Oracle Corp.	2,153
17	Quest Software, Inc. (a)	485
8	Rovi Corp. (a)	471

		10,293

	Total Information Technology	92,001

	Materials — 7.4%
	Chemicals — 3.9%
38	Albemarle Corp.	2,114
46	Cabot Corp.	1,722
44	Celanese Corp., Class A	1,822
40	Cytec Industries, Inc.	2,106
41	E.l. du Pont de Nemours & Co.	2,023
30	Eastman Chemical Co.	2,492
82	Ferro Corp. (a)	1,199
21	Lubrizol Corp.	2,202
35	Nalco Holding Co.	1,125
25	OM Group, Inc. (a)	953
75	PolyOne Corp. (a)	936
59	Rockwood Holdings, Inc. (a)	2,321
82	Solutia, Inc. (a)	1,886

		22,901

	Containers & Packaging — 0.8%
18	Ball Corp.	1,227
9	Crown Holdings, Inc. (a)	309
38	Rock-Tenn Co., Class A	2,047
36	Sealed Air Corp.	918

		4,501

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Metals & Mining — 2.3%
43	Alcoa, Inc.	663
37	Cliffs Natural Resources, Inc.	2,860
24	Freeport-McMoRan Copper & Gold, Inc.	2,835
11	Newmont Mining Corp.	659
5	Reliance Steel & Aluminum Co.	265
98	Thompson Creek Metals Co., Inc., (Canada) (a)	1,443
89	Titanium Metals Corp. (a)	1,532
21	Walter Energy, Inc.	2,717
23	Worthington Industries, Inc.	417

		13,391

	Paper & Forest Products — 0.4%
29	Domtar Corp., (Canada)	2,235

	Total Materials	43,028

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
20	AT&T, Inc.	576
54	Verizon Communications, Inc.	1,943

	Total Telecommunication Services	2,519

	Utilities — 5.6%
	Electric Utilities — 2.4%
27	Cleco Corp.	835
80	DPL, Inc.	2,068
87	Duke Energy Corp.	1,550
5	Edison International	192
32	El Paso Electric Co. (a)	872
27	Entergy Corp.	1,939
32	Exelon Corp.	1,316
33	Great Plains Energy, Inc.	640
14	ITC Holdings Corp.	873
128	PNM Resources, Inc.	1,671
80	Portland General Electric Co.	1,730
11	UniSource Energy Corp.	389

		14,075

	Gas Utilities — 1.3%
41	Atmos Energy Corp.	1,266
27	Oneok, Inc.	1,500
111	Questar Corp.	1,937
14	South Jersey Industries, Inc.	729
24	Southwest Gas Corp.	891
44	UGI Corp.	1,382

		7,705

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power Producers & Energy Traders — 0.9%
77	AES Corp. (The) (a)	940
66	Constellation Energy Group, Inc.	2,029
100	NRG Energy, Inc. (a)	1,952

		4,921

	Multi-Utilities — 0.7%
67	Ameren Corp.	1,902
107	CMS Energy Corp.	1,998
21	NiSource, Inc.	366

		4,266

	Water Utilities — 0.3%
55	American Water Works Co., Inc.	1,385

	Total Utilities	32,352

	Total Common Stocks (Cost $427,535)	534,499

	Short-Term Investment — 7.5%
	Investment Companies — 7.5%
43,490	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $43,490)	43,490

	Total Investments — 99.6% (Cost $471,025)	577,989
	Other Assets in Excess of Liabilities — 0.4%	2,425

	NET ASSETS — 100.0%	$580,414

Short Positions — 93.3%
	Common Stocks — 93.3%
	Consumer Discretionary — 9.4%
	Auto Components — 0.2%
34	Gentex Corp.	1,005

	Distributors — 0.0% (g)
8	LKQ Corp. (a)	189

	Diversified Consumer Services — 0.2%
85	Regis Corp.	1,411

	Hotels, Restaurants & Leisure — 2.0%
9	Bally Technologies, Inc. (a)	382
3	Chipotle Mexican Grill, Inc. (a)	706
2	Choice Hotels International, Inc.	73
54	Gaylord Entertainment Co. (a)	1,943
60	Jack in the Box, Inc. (a)	1,278
146	MGM Resorts International (a)	2,170
32	Orient-Express Hotels Ltd., (Bermuda), Class A (a)	415
23	Vail Resorts, Inc. (a)	1,180

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Hotels, Restaurants & Leisure — Continued
336	Wendy’s/Arby’s Group, Inc., Class A	1,551
44	WMS Industries, Inc. (a)	1,994
4	Yum! Brands, Inc.	176

		11,868

	Household Durables — 1.4%
96	Lennar Corp., Class A	1,801
71	MDC Holdings, Inc.	2,044
2	NVR, Inc. (a)	1,652
162	Pulte Group, Inc. (a)	1,218
25	Stanley Black & Decker, Inc.	1,655

		8,370

	Internet & Catalog Retail — 0.1%
13	HSN, Inc. (a)	398

	Media — 1.6%
65	DreamWorks Animation SKG, Inc., Class A (a)	1,909
72	Live Nation Entertainment, Inc. (a)	821
91	New York Times Co. (The), Class A (a)	888
23	Scripps Networks Interactive, Inc., Class A	1,188
45	Thomson Reuters Corp.	1,687
40	Viacom, Inc., Class B	1,601
34	Walt Disney Co. (The)	1,275

		9,369

	Multiline Retail — 0.6%
81	99 Cents Only Stores (a)	1,287
54	J.C. Penney Co., Inc.	1,741
7	Kohl’s Corp. (a)	388

		3,416

	Specialty Retail — 2.5%
81	Aaron’s, Inc.	1,649
3	Abercrombie & Fitch Co., Class A	200
67	CarMax, Inc. (a)	2,144
49	Chico’s FAS, Inc.	594
20	Children’s Place Retail Stores, Inc. (The) (a)	1,005
27	Dick’s Sporting Goods, Inc. (a)	1,004
22	Home Depot, Inc.	769
70	Lowe’s Cos., Inc.	1,758
293	Office Depot, Inc. (a)	1,585
83	Penske Automotive Group, Inc. (a)	1,439
92	Staples, Inc.	2,084

		14,231

	Textiles, Apparel & Luxury Goods — 0.8%
19	Columbia Sportswear Co.	1,132
24	Jones Group, Inc. (The)	379

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — Continued
30	Phillips-Van Heusen Corp.	1,893
19	Under Armour, Inc., Class A (a)	1,064

		4,468

	Total Consumer Discretionary	54,725

	Consumer Staples — 6.3%
	Beverages — 0.7%
26	Brown-Forman Corp., Class B	1,823
55	Central European Distribution Corp. (a)	1,254
12	Coca-Cola Co. (The)	799

		3,876

	Food & Staples Retailing — 1.9%
48	BJ’s Wholesale Club, Inc. (a)	2,278
18	Costco Wholesale Corp.	1,331
64	CVS Caremark Corp.	2,226
170	SUPERVALU, Inc.	1,638
36	United Natural Foods, Inc. (a)	1,339
29	Walgreen Co.	1,137
26	Whole Foods Market, Inc. (a)	1,296

		11,245

	Food Products — 2.7%
13	Archer-Daniels-Midland Co.	377
37	Bunge Ltd.	2,445
22	Diamond Foods, Inc.	1,191
39	Flowers Foods, Inc.	1,054
58	Green Mountain Coffee Roasters, Inc. (a)	1,909
27	Hain Celestial Group, Inc. (The) (a)	736
30	Kellogg Co.	1,510
67	Kraft Foods, Inc., Class A	2,121
26	McCormick & Co., Inc. (Non-Voting)	1,195
37	Mead Johnson Nutrition Co.	2,277
6	Ralcorp Holdings, Inc. (a)	397
17	Sanderson Farms, Inc.	678

		15,890

	Household Products — 0.6%
8	Church & Dwight Co., Inc.	521
30	Clorox Co.	1,906
18	Kimberly-Clark Corp.	1,111

		3,538

	Personal Products — 0.2%
32	Avon Products, Inc.	922

	Tobacco — 0.2%
23	Universal Corp.	927

	Total Consumer Staples	36,398

SEE NOTES TO FINANCIAL STATEMENTS

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Energy — 10.4%
	Energy Equipment & Services — 2.8%
15	Baker Hughes, Inc.	839
12	Cameron International Corp. (a)	598
2	CARBO Ceramics, Inc.	192
72	Exterran Holdings, Inc. (a)	1,713
16	FMC Technologies, Inc. (a)	1,389
139	ION Geophysical Corp. (a)	1,175
182	Key Energy Services, Inc. (a)	2,365
64	Pride International, Inc. (a)	2,121
26	Schlumberger Ltd.	2,179
40	Tidewater, Inc.	2,161
70	Weatherford International Ltd., (Switzerland) (a)	1,599

		16,331

	Oil, Gas & Consumable Fuels — 7.6%
8	Alpha Natural Resources, Inc. (a)	504
58	Cabot Oil & Gas Corp.	2,189
86	Cobalt International Energy, Inc. (a)	1,054
82	Comstock Resources, Inc. (a)	2,019
52	Consol Energy, Inc.	2,522
34	Continental Resources, Inc. (a)	2,010
85	Denbury Resources, Inc. (a)	1,624
21	EOG Resources, Inc.	1,903
57	EQT Corp.	2,551
13	Exxon Mobil Corp.	959
5	Hess Corp.	378
42	Massey Energy Co.	2,233
111	McMoRan Exploration Co. (a)	1,900
25	Murphy Oil Corp.	1,877
30	Nordic American Tanker Shipping, (Bermuda)	771
57	Overseas Shipholding Group, Inc.	2,011
83	Patriot Coal Corp. (a)	1,610
65	Plains Exploration & Production Co. (a)	2,081
47	Range Resources Corp.	2,098
395	SandRidge Energy, Inc. (a)	2,889
43	Southwestern Energy Co. (a)	1,612
98	Spectra Energy Corp.	2,457
68	Teekay Corp., (Canada)	2,235
93	Tesoro Corp. (a)	1,729
31	Williams Cos., Inc. (The)	777

		43,993

	Total Energy	60,324

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Financials — 11.9%
	Capital Markets — 3.9%
105	Apollo Investment Corp.	1,163
124	Charles Schwab Corp. (The)	2,127
118	E*Trade Financial Corp. (a)	1,882
28	Greenhill & Co., Inc.	2,305
11	Invesco Ltd.	270
205	Janus Capital Group, Inc.	2,662
81	Jefferies Group, Inc.	2,150
103	Knight Capital Group, Inc., Class A (a)	1,424
179	MF Global Holdings Ltd. (a)	1,493
36	Morgan Stanley	978
80	SEI Investments Co.	1,896
39	Stifel Financial Corp. (a)	2,403
95	TD AMERITRADE Holding Corp.	1,803

		22,556

	Commercial Banks — 3.4%
139	Associated Banc-Corp.	2,107
110	BancorpSouth, Inc.	1,760
43	Comerica, Inc.	1,798
85	First Horizon National Corp. (a)	1,003
31	Iberiabank Corp.	1,809
338	Marshall & Ilsley Corp.	2,342
3	Popular, Inc. (a)	9
243	Regions Financial Corp.	1,698
12	SunTrust Banks, Inc.	368
86	Susquehanna Bancshares, Inc.	828
895	Synovus Financial Corp.	2,363
135	Umpqua Holdings Corp.	1,641
79	Zions Bancorp	1,907

		19,633

	Diversified Financial Services — 0.5%
122	Citigroup, Inc. (a)	579
4	CME Group, Inc.	1,257
22	MSCI, Inc., Class A (a)	860

		2,696

	Insurance — 1.9%
35	Alterra Capital Holdings Ltd., (Bermuda)	754
57	Cincinnati Financial Corp.	1,807
44	CNA Financial Corp. (a)	1,187
37	First American Financial Corp.	550
149	Genworth Financial, Inc., Class A (a)	1,953
5	Markel Corp. (a)	1,860
37	Marsh & McLennan Cos., Inc.	1,022
159	Old Republic International Corp.	2,164

		11,297

SEE NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Real Estate Investment Trusts (REITs) — 0.8%
15	BRE Properties, Inc.	643
37	Colonial Properties Trust	663
108	DCT Industrial Trust, Inc.	572
48	Developers Diversified Realty Corp.	673
41	Equity One, Inc.	744
85	Weyerhaeuser Co.	1,616

		4,911

	Thrifts & Mortgage Finance — 1.4%
101	Hudson City Bancorp, Inc.	1,289
134	MGIC Investment Corp. (a)	1,366
115	NewAlliance Bancshares, Inc.	1,728
149	People’s United Financial, Inc.	2,085
98	Washington Federal, Inc.	1,666

		8,134

	Total Financials	69,227

	Health Care — 10.7%
	Biotechnology — 1.1%
26	Acorda Therapeutics, Inc. (a)	713
11	Alexion Pharmaceuticals, Inc. (a)	899
26	Dendreon Corp. (a)	918
40	Gilead Sciences, Inc. (a)	1,435
37	Myriad Genetics, Inc. (a)	842
6	Onyx Pharmaceuticals, Inc. (a)	204
19	Pharmasset, Inc. (a)	815
20	Theravance, Inc. (a)	508

		6,334

	Health Care Equipment & Supplies — 3.4%
65	Alere, Inc. (a)	2,362
7	Becton, Dickinson & Co.	580
169	Boston Scientific Corp. (a)	1,280
60	DENTSPLY International, Inc.	2,036
36	Edwards Lifesciences Corp. (a)	2,895
28	Haemonetics Corp. (a)	1,790
19	IDEXX Laboratories, Inc. (a)	1,333
46	Immucor, Inc. (a)	916
65	Masimo Corp.	1,887
37	Medtronic, Inc.	1,368
38	NxStage Medical, Inc. (a)	952
23	ResMed, Inc. (a)	805
39	West Pharmaceutical Services, Inc.	1,609

		19,813

	Health Care Providers & Services — 3.2%
121	Brookdale Senior Living, Inc. (a)	2,597
74	Centene Corp. (a)	1,872

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
52	Coventry Health Care, Inc. (a)	1,368
12	HMS Holdings Corp. (a)	773
16	Mednax, Inc. (a)	1,085
5	Owens & Minor, Inc.	137
17	Patterson Cos., Inc.	535
91	PSS World Medical, Inc. (a)	2,061
208	Tenet Healthcare Corp. (a)	1,394
30	Universal Health Services, Inc., Class B	1,298
76	VCA Antech, Inc. (a)	1,762
71	WellCare Health Plans, Inc. (a)	2,154
26	WellPoint, Inc. (a)	1,478

		18,514

	Health Care Technology — 0.6%
77	MedAssets, Inc. (a)	1,562
30	Quality Systems, Inc.	2,063

		3,625

	Life Sciences Tools & Services — 1.0%
32	Covance, Inc. (a)	1,654
5	Mettler-Toledo International, Inc., (Switzerland) (a)	797
39	Thermo Fisher Scientific, Inc. (a)	2,133
18	Waters Corp. (a)	1,403

		5,987

	Pharmaceuticals — 1.4%
82	Auxilium Pharmaceuticals, Inc. (a)	1,739
32	Hospira, Inc. (a)	1,769
57	Merck & Co., Inc.	2,057
45	Watson Pharmaceuticals, Inc. (a)	2,339

		7,904

	Total Health Care	62,177

	Industrials — 14.8%
	Aerospace & Defense — 1.8%
50	DigitalGlobe, Inc. (a)	1,598
24	Goodrich Corp.	2,113
89	Hexcel Corp. (a)	1,615
17	Precision Castparts Corp.	2,388
12	Rockwell Collins, Inc.	696
100	Spirit Aerosystems Holdings, Inc., Class A (a)	2,090

		10,500

	Air Freight & Logistics — 0.4%
25	C.H. Robinson Worldwide, Inc.	2,031

	Airlines — 0.4%
288	AMR Corp. (a)	2,243

SEE NOTES TO FINANCIAL STATEMENTS

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Building Products — 1.2%
40	Lennox International, Inc.	1,885
69	Masco Corp.	871
55	Owens Corning (a)	1,703
165	USG Corp. (a)	2,770

		7,229

	Commercial Services & Supplies — 2.2%
45	Copart, Inc. (a)	1,689
44	Corrections Corp. of America (a)	1,107
53	GEO Group, Inc. (The) (a)	1,319
35	Herman Miller, Inc.	896
25	HNI Corp.	774
66	Republic Services, Inc.	1,957
23	Stericycle, Inc. (a)	1,846
58	Waste Connections, Inc.	1,597
49	Waste Management, Inc.	1,794

		12,979

	Construction & Engineering — 1.7%
39	Aecom Technology Corp. (a)	1,102
35	Fluor Corp.	2,348
50	Foster Wheeler AG, (Switzerland) (a)	1,719
53	Jacobs Engineering Group, Inc. (a)	2,411
106	Quanta Services, Inc. (a)	2,102

		9,682

	Electrical Equipment — 1.0%
30	Acuity Brands, Inc.	1,724
23	American Superconductor Corp. (a)	656
25	Cooper Industries plc	1,463
22	Polypore International, Inc. (a)	888
6	Regal-Beloit Corp.	380
11	Roper Industries, Inc.	825

		5,936

	Machinery — 3.2%
18	Flowserve Corp.	2,161
72	Harsco Corp.	2,050
16	Ingersoll-Rand plc, (Ireland)	773
9	Kaydon Corp.	384
21	Lincoln Electric Holdings, Inc.	1,353
160	Manitowoc Co., Inc. (The)	2,096
16	PACCAR, Inc.	916
82	Terex Corp. (a)	2,536
77	Trinity Industries, Inc.	2,048
23	Valmont Industries, Inc.	2,081
35	Wabtec Corp.	1,863

		18,261

SHARES	SECURITY DESCRIPTION	VALUE($)

	Marine — 0.0% (g)
1	Kirby Corp. (a)	25

	Professional Services — 1.6%
22	Dun & Bradstreet Corp.	1,818
42	FTI Consulting, Inc. (a)	1,577
21	Manpower, Inc.	1,297
61	Robert Half International, Inc.	1,852
39	Towers Watson & Co., Class A	2,014
25	Verisk Analytics, Inc., Class A (a)	850

		9,408

	Road & Rail — 0.9%
69	Avis Budget Group, Inc. (a)	1,070
166	Hertz Global Holdings, Inc. (a)	2,411
85	Knight Transportation, Inc.	1,618

		5,099

	Trading Companies & Distributors — 0.4%
41	Fastenal Co.	2,438

	Total Industrials	85,831

	Information Technology — 16.4%
	Communications Equipment — 1.8%
108	Aruba Networks, Inc. (a)	2,250
389	Brocade Communications Systems, Inc. (a)	2,060
130	Ciena Corp. (a)	2,745
9	Juniper Networks, Inc. (a)	347
25	QUALCOMM, Inc.	1,234
45	ViaSat, Inc. (a)	2,005

		10,641

	Computers & Peripherals — 0.8%
1	Apple, Inc. (a)	192
99	EMC Corp. (a)	2,266
3	NetApp, Inc. (a)	170
74	Seagate Technology plc, (Ireland) (a)	1,113
32	Western Digital Corp. (a)	1,078

		4,819

	Electronic Equipment, Instruments & Components — 1.3%
15	Amphenol Corp., Class A	779
66	FLIR Systems, Inc. (a)	1,961
83	Ingram Micro, Inc., Class A (a)	1,591
37	L-1 Identity Solutions, Inc. (a)	437
60	Molex, Inc.	1,355
39	Plexus Corp. (a)	1,196

		7,319

SEE NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Internet Software & Services — 1.9%
29	Digital River, Inc. (a)	1,001
79	eBay, Inc. (a)	2,189
22	Equinix, Inc. (a)	1,792
41	SAVVIS, Inc. (a)	1,050
37	VistaPrint N.V., (Netherlands) (a)	1,690
27	WebMD Health Corp. (a)	1,393
113	Yahoo!, Inc. (a)	1,880

		10,995

	IT Services — 2.4%
39	Automatic Data Processing, Inc.	1,825
88	CoreLogic, Inc.	1,624
74	Fidelity National Information Services, Inc.	2,030
14	Gartner, Inc. (a)	464
39	Global Payments, Inc.	1,815
11	International Business Machines Corp.	1,573
79	Paychex, Inc.	2,451
15	Sapient Corp.	185
71	Total System Services, Inc.	1,092
2	Visa, Inc., Class A	169
14	Wright Express Corp. (a)	638

		13,866

	Semiconductors & Semiconductor Equipment — 4.0%
27	Atheros Communications, Inc. (a)	954
36	Atmel Corp. (a)	446
40	Broadcom Corp., Class A	1,735
28	Cavium Networks, Inc. (a)	1,047
31	Cree, Inc. (a)	2,055
18	Hittite Microwave Corp. (a)	1,086
59	Linear Technology Corp.	2,027
180	MEMC Electronic Materials, Inc. (a)	2,025
43	NetLogic Microsystems, Inc. (a)	1,362
138	NVIDIA Corp. (a)	2,128
193	PMC-Sierra, Inc. (a)	1,662
27	Power Integrations, Inc.	1,066
61	Semtech Corp. (a)	1,389
37	Silicon Laboratories, Inc. (a)	1,697
81	Skyworks Solutions, Inc. (a)	2,311

		22,990

	Software — 4.2%
44	Ariba, Inc. (a)	1,033
79	AsiaInfo-Linkage, Inc., (China) (a)	1,309
42	Blackboard, Inc. (a)	1,723
189	Compuware Corp. (a)	2,204
45	Concur Technologies, Inc. (a)	2,321

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
24	Fortinet, Inc. (a)	778
46	Informatica Corp. (a)	2,045
65	JDA Software Group, Inc. (a)	1,829
35	NetSuite, Inc. (a)	873
27	Pegasystems, Inc.	973
44	Red Hat, Inc. (a)	2,006
3	Salesforce.com, Inc. (a)	384
93	SolarWinds, Inc. (a)	1,789
72	SuccessFactors, Inc. (a)	2,075
73	Synopsys, Inc. (a)	1,976
18	Taleo Corp., Class A (a)	507
9	VMware, Inc., Class A (a)	827

		24,652

	Total Information Technology	95,282

	Materials — 7.5%
	Chemicals — 2.8%
21	Air Products & Chemicals, Inc.	1,909
17	CF Industries Holdings, Inc.	2,294
23	Dow Chemical Co. (The)	798
37	Ecolab, Inc.	1,853
12	FMC Corp.	956
51	H.B. Fuller Co.	1,042
8	Intrepid Potash, Inc. (a)	297
35	Monsanto Co.	2,456
27	Mosaic Co. (The)	2,060
12	Praxair, Inc.	1,110
50	RPM International, Inc.	1,096
5	Sherwin-Williams Co. (The)	404

		16,275

	Construction Materials — 1.2%
64	Eagle Materials, Inc.	1,822
25	Martin Marietta Materials, Inc.	2,300
18	Texas Industries, Inc.	847
49	Vulcan Materials Co.	2,160

		7,129

	Containers & Packaging — 1.0%
30	Aptargroup, Inc.	1,446
33	Bemis Co., Inc.	1,069
51	Owens-Illinois, Inc. (a)	1,574
7	Packaging Corp. of America	185
45	Silgan Holdings, Inc.	1,629

		5,903

SEE NOTES TO FINANCIAL STATEMENTS

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Metals & Mining — 2.1%
139	AK Steel Holding Corp.	2,270
43	Allegheny Technologies, Inc.	2,393
1	Coeur d’Alene Mines Corp. (a)	31
19	Compass Minerals International, Inc.	1,708
28	Nucor Corp.	1,210
45	Royal Gold, Inc.	2,438
36	United States Steel Corp.	2,129

		12,179

	Paper & Forest Products — 0.4%
77	Louisiana-Pacific Corp. (a)	729
24	Schweitzer-Mauduit International, Inc.	1,538

		2,267

	Total Materials	43,753

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.7%
30	AboveNet, Inc.	1,772
13	CenturyLink, Inc.	577
154	Frontier Communications Corp.	1,498

		3,847

	Wireless Telecommunication Services — 0.3%
36	American Tower Corp., Class A (a)	1,863

	Total Telecommunication Services	5,710

	Utilities — 4.9%
	Electric Utilities — 2.1%
9	American Electric Power Co., Inc.	335
17	Hawaiian Electric Industries, Inc.	377
40	IDACORP, Inc.	1,474
36	NextEra Energy, Inc.	1,864
77	Northeast Utilities	2,453
78	NV Energy, Inc.	1,098
44	Progress Energy, Inc.	1,904
49	Southern Co.	1,866
36	UIL Holdings Corp.	1,087

		12,458

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.8%
29	National Fuel Gas Co.	1,903
24	Northwest Natural Gas Co.	1,097
43	WGL Holdings, Inc.	1,533

		4,533

	Independent Power Producers & Energy Traders — 0.5%
117	Calpine Corp. (a)	1,556
217	GenOn Energy, Inc. (a)	826
17	Ormat Technologies, Inc.	514

		2,896

	Multi-Utilities — 1.5%
12	Avista Corp.	274
40	Consolidated Edison, Inc.	1,979
40	Dominion Resources, Inc.	1,708
67	MDU Resources Group, Inc.	1,353
39	PG&E Corp.	1,863
26	SCANA Corp.	1,046
7	Vectren Corp.	173

		8,396

	Total Utilities	28,283

	Total Common Stocks (Cost $496,235)	541,710

NUMBER OF RIGHTS
Right — 0.0% (g)
	Health Care — 0.0% (g)
1	Fresenius Kabi Pharmaceuticals Holding, Inc., (Germany), expiring 06/30/11 (a) (Cost $—)	—	(h)

	Total Short Positions (Proceeds $496,235)	541,710

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.0%
	Consumer Discretionary — 14.2%
	Distributors — 1.1%
169	Genuine Parts Co.	8,676

	Hotels, Restaurants & Leisure — 0.3%
221	Monarch Casino & Resort, Inc. (a)	2,767

	Household Durables — 0.8%
104	Fortune Brands, Inc.	6,290

	Internet & Catalog Retail — 0.9%
302	Expedia, Inc.	7,570

	Media — 4.2%
259	AH Belo Corp., Class A (a)	2,252
350	Belo Corp., Class A (a)	2,475
111	Cablevision Systems Corp., Class A	3,739
221	Clear Channel Outdoor Holdings, Inc., Class A (a)	3,097
203	DISH Network Corp., Class A (a)	3,995
275	Entercom Communications Corp., Class A (a)	3,182
425	Gannett Co., Inc.	6,412
480	LIN TV Corp., Class A (a)	2,544
108	Time Warner, Inc.	3,462
7	Washington Post Co. (The), Class B	3,208

		34,366

	Multiline Retail — 1.5%
167	Sears Holdings Corp. (a)	12,309

	Specialty Retail — 5.4%
26	AutoZone, Inc. (a)	6,951
157	Bed Bath & Beyond, Inc. (a)	7,736
798	Gap, Inc. (The)	17,674
186	Home Depot, Inc.	6,518
124	TJX Cos., Inc.	5,518

		44,397

	Total Consumer Discretionary	116,375

	Consumer Staples — 6.1%
	Beverages — 0.8%
88	Diageo plc, (United Kingdom), ADR	6,526

	Food & Staples Retailing — 2.3%
267	Walgreen Co.	10,398
157	Wal-Mart Stores, Inc.	8,451

		18,849

	Food Products — 1.3%
159	JM Smucker Co. (The)	10,465

	Household Products — 1.1%
141	Procter & Gamble Co. (The)	9,045

SHARES		SECURITY DESCRIPTION	VALUE($)

		Tobacco — 0.6%
200		Altria Group, Inc.	4,924

		Total Consumer Staples	49,809

		Energy — 11.9%
		Oil, Gas & Consumable Fuels — 11.9%
327		Devon Energy Corp.	25,657
441		El Paso Corp.	6,072
196		Energy Transfer Equity LP	7,658
286		Exxon Mobil Corp.	20,898
59		Kinder Morgan Management LLC (a)	3,965
208		NuStar GP Holdings LLC	7,542
498		Teekay Corp., (Canada)	16,477
351		Williams Cos., Inc. (The)	8,669

		Total Energy	96,938

		Financials — 31.5%
		Capital Markets — 2.4%
107		Ameriprise Financial, Inc.	6,163
473		Charles Schwab Corp. (The)	8,100
176		W.P. Carey & Co. LLC	5,507

			19,770

		Commercial Banks — 6.3%
88		M&T Bank Corp.	7,669
155		SunTrust Banks, Inc.	4,583
321		U.S. Bancorp	8,644
983		Wells Fargo & Co.	30,466

			51,362

		Consumer Finance — 1.1%
211		Capital One Financial Corp.	8,989

		Diversified Financial Services — 2.3%
542		Bank of America Corp.	7,225
2,484		Citigroup, Inc. (a)	11,748

			18,973

		Insurance — 12.5%
122		AON Corp.	5,595
—	(h)	Berkshire Hathaway, Inc., Class A (a)	6,023
182		Cincinnati Financial Corp.	5,771
328		Fortegra Financial Corp. (a)	3,629
236		Genworth Financial, Inc., Class A (a)	3,096
728		Loews Corp.	28,342
184		MetLife, Inc.	8,190
387		Old Republic International Corp.	5,273
163		OneBeacon Insurance Group Ltd., Class A	2,478
139		ProAssurance Corp. (a)	8,423
72		Prudential Financial, Inc.	4,198

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
186	Symetra Financial Corp.	2,541
189	Transatlantic Holdings, Inc.	9,730
321	W.R. Berkley Corp.	8,792

		102,081

	Real Estate Investment Trusts (REITs) — 4.8%
203	Agree Realty Corp.	5,324
349	Annaly Capital Management, Inc.	6,247
569	Cousins Properties, Inc.	4,749
291	Excel Trust, Inc.	3,515
146	Getty Realty Corp.	4,564
95	National Health Investors, Inc.	4,279
110	Regency Centers Corp.	4,651
247	Starwood Property Trust, Inc.	5,303

		38,632

	Real Estate Management & Development — 1.4%
236	Brookfield Asset Management, Inc., (Canada), Class A	7,860
100	Brookfield Properties Corp.	1,760
78	St. Joe Co. (The) (a)	1,700

		11,320

	Thrifts & Mortgage Finance — 0.7%
54	Capitol Federal Financial, Inc.	638
372	People’s United Financial, Inc.	5,208

		5,846

	Total Financials	256,973

	Health Care — 10.3%
	Health Care Equipment & Supplies — 1.5%
145	Becton, Dickinson & Co.	12,247

	Health Care Providers & Services — 3.8%
234	AmerisourceBergen Corp.	7,974
91	Humana, Inc. (a)	4,954
319	Lincare Holdings, Inc.	8,557
198	National Healthcare Corp.	9,144

		30,629

	Pharmaceuticals — 5.0%
229	Bristol-Myers Squibb Co.	6,067
214	Johnson & Johnson	13,224
407	Merck & Co., Inc.	14,679
399	Pfizer, Inc.	6,986

		40,956

	Total Health Care	83,832

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 3.6%
	Aerospace & Defense — 0.5%
58	Alliant Techsystems, Inc. (a)	4,317

	Commercial Services & Supplies — 0.5%
137	Republic Services, Inc.	4,103

	Industrial Conglomerates — 1.2%
236	Carlisle Cos., Inc.	9,383

	Machinery — 1.0%
159	Illinois Tool Works, Inc.	8,469

	Trading Companies & Distributors — 0.4%
94	GATX Corp.	3,323

	Total Industrials	29,595

	Information Technology — 3.2%
	Communications Equipment — 0.5%
83	QUALCOMM, Inc.	4,098

	Electronic Equipment, Instruments & Components — 1.0%
220	Tyco Electronics Ltd., (Switzerland)	7,777

	Software — 1.7%
356	Microsoft Corp.	9,948
156	Synopsys, Inc. (a)	4,187

		14,135

	Total Information Technology	26,010

	Materials — 2.4%
	Chemicals — 1.0%
149	Albemarle Corp.	8,289

	Construction Materials — 0.5%
42	Martin Marietta Materials, Inc.	3,828

	Containers & Packaging — 0.9%
133	Rock-Tenn Co., Class A	7,170

	Total Materials	19,287

	Telecommunication Services — 3.8%
	Diversified Telecommunication Services — 2.6%
572	AT&T, Inc.	16,811
93	CenturyLink, Inc.	4,303

		21,114

	Wireless Telecommunication Services — 1.2%
196	Telephone & Data Systems, Inc.	6,182
143	Vodafone Group plc, (United Kingdom), ADR	3,767

		9,949

	Total Telecommunication Services	31,063

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 7.0%
	Electric Utilities — 2.8%
162	American Electric Power Co., Inc.	5,836
158	NextEra Energy, Inc.	8,219
232	Southern Co.	8,885

		22,940

	Gas Utilities — 2.6%
140	Energen Corp.	6,776
260	Oneok, Inc.	14,405

		21,181

	Multi-Utilities — 1.6%
154	PG&E Corp.	7,348
110	Sempra Energy	5,768

		13,116

	Total Utilities	57,237

	Total Common Stocks (Cost $631,431)	767,119

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Company — 1.0%
506	Cohen & Steers Infrastructure Fund, Inc. (Cost $7,683)	8,299

Short-Term Investment — 5.7%
	Investment Company — 5.7%
46,536	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $46,536)	46,536

	Total Investments — 100.7% (Cost $685,650)	821,954
	Liabilities in Excess of Other Assets — (0.7)%	(5,802)

	NET ASSETS — 100.0%	$816,152

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

ADR	— American Depository Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$772,256	$3,112		$432,536		$1,609,305
Investments in affiliates, at value	74,838	27		49,596		73,227

Total investment securities, at value	847,094	3,139		482,132		1,682,532
Receivables:
Investment securities sold	1,652	—		1,179		7,567
Fund shares sold	8,655	—		2,545		2,382
Interest and dividends	402	2		351		549
Securities lending income	3	—		2		11
Due from Advisor	—	23		—		—
Prepaid expenses and other assets	2	74		1		3

Total Assets	857,808	3,238		486,210		1,693,044

LIABILITIES:
Payables:
Investment securities purchased	936	—		452		2,866
Collateral for securities lending program	57,248	—		31,684		46,631
Fund shares redeemed	386	—		328		2,002
Accrued liabilities:
Investment advisory fees	422	—		141		893
Administration fees	59	—		21		69
Shareholder servicing fees	131	1		—	(a)	172
Distribution fees	43	—	(a)	1		173
Custodian and accounting fees	18	2		16		37
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—		—
Audit fees	25	4		25		33
Printing and mailing fees	55	3		16		209
Other	45	—		23		794

Total Liabilities	59,368	10		32,707		53,879

Net Assets	$798,440	$3,228		$453,503		$1,639,165

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid in capital	$675,231	$3,052		$382,963	$1,334,670
Accumulated undistributed (distributions in excess of) net investment income	(660)	—	(a)	673	(1,266)
Accumulated net realized gains (losses)	(86,728)	7		(48,356)	(162,900)
Net unrealized appreciation (depreciation)	210,597	169		118,223	468,661

Total Net Assets	$798,440	$3,228		$453,503	$1,639,165

NET ASSETS:
Class A	$151,726	$84		$2,014	$668,713
Class B	3,262	—		—	22,221
Class C	16,527	53		260	27,441
Class R2	—	53		—	83
Class R5	132,551	53		—	—
Select Class	494,374	2,985		451,229	920,707

Total	$798,440	$3,228		$453,503	$1,639,165

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	17,408	5		69	31,121
Class B	402	—		—	1,314
Class C	2,037	3		9	1,421
Class R2	—	3		—	4
Class R5	14,971	3		—	—
Select Class	56,063	188		15,457	40,044

Net Asset Value:
Class A — Redemption price per share	$8.72	$15.88		$29.14	$21.49
Class B — Offering price per share (b)	8.11	—		—	16.91
Class C — Offering price per share (b)	8.11	15.88		29.06	19.31
Class R2 — Offering and redemption price per share	—	15.88		—	22.83
Class R5 — Offering and redemption price per share	8.85	15.88		—	—
Select Class — Offering and redemption price per share	8.82	15.88		29.19	22.99
Class A maximum sales charge	5.25%	5.25%		5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.20	$16.76		$30.75	$22.68

Cost of investments in non-affiliates	$561,659	$2,943		$314,313	$1,140,644
Cost of investments in affiliates	74,838	27		49,596	73,227
Value of securities on loan	55,855	—		30,914	45,275

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$6,067,298	$534,499	$775,418
Investments in affiliates, at value	308,315	43,490	46,536

Total investment securities, at value	6,375,613	577,989	821,954
Cash	—	98	—
Deposits at broker for securities sold short	—	543,439	—
Receivables:
Investment securities sold	4,721	1,222	—
Fund shares sold	13,815	449	6,682
Interest and dividends	7,781	309	1,431
Securities lending income	44	—	—

Total Assets	6,401,974	1,123,506	830,067

LIABILITIES:
Payables:
Securities sold short, at value	—	541,710	—
Dividends for securities sold short	—	406	—
Investment securities purchased	2,154	—	12,124
Interest expense for securities sold short	—	7	—
Collateral for securities lending program	60,214	—	—
Fund shares redeemed	10,358	237	902
Accrued liabilities:
Investment advisory fees	3,110	517	424
Administration fees	89	35	12
Shareholder servicing fees	766	8	115
Distribution fees	713	43	123
Custodian and accounting fees	118	20	17
Trustees’ and Chief Compliance Officer’s fees	1	5	3
Other	1,412	104	195

Total Liabilities	78,935	543,092	13,915

Net Assets	$6,323,039	$580,414	$816,152

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$5,541,800	$644,536	$756,324
Accumulated undistributed (distributions in excess of) net investment income	34,134	(4,875)	(1,029)
Accumulated net realized gains (losses)	(608,268)	(120,736)	(75,447)
Net unrealized appreciation (depreciation)	1,355,373	61,489	136,304

Total Net Assets	$6,323,039	$580,414	$816,152

Net Assets:
Class A	$2,000,247	$88,914	$212,939
Class B	103,330	5,680	—
Class C	360,224	30,174	128,297
Class R2	3,507	—	—
Institutional Class	2,528,410	—	257,665
Select Class	1,327,321	455,646	217,251

Total	$6,323,039	$580,414	$816,152

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	86,477	9,281	11,706
Class B	4,578	612	—
Class C	15,939	3,246	7,057
Class R2	154	—	—
Institutional Class	107,705	—	14,169
Select Class	56,961	47,119	11,930

Net Asset Value:
Class A — Redemption price per share	$23.13	$9.58	$18.19
Class B — Offering price per share (a)	22.57	9.28	—
Class C — Offering price per share (a)	22.60	9.30	18.18
Class R2 — Offering and redemption price per share	22.70	—	—
Institutional Class — Offering and redemption price per share	23.48	—	18.18
Select Class — Offering and redemption price per share	23.30	9.67	18.21
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.41	$10.11	$19.20

Cost of investments in non-affiliates	$4,711,925	$427,535	$639,114
Cost of investments in affiliates	308,315	43,490	46,536
Value of securities on loan	58,621	—	—
Proceeds from securities sold short	—	496,235	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund (b)		Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,447		$4		$2,942		$6,432
Interest income from affiliates	—	(a)	—	(a)	—		—
Dividend income from affiliates	5		—	(a)	8		19
Income from securities lending (net)	143		—		49		239

Total investment income	3,595		4		2,999		6,690

EXPENSES:
Investment advisory fees	2,555		2		1,224		4,781
Administration fees	360		—	(a)	172		673
Distribution fees:
Class A	155		—	(a)	2		767
Class B	12		—		—		80
Class C	54		—	(a)	—	(a)	95
Class R2	—		—	(a)	—		—	(a)
Shareholder servicing fees:
Class A	155		—	(a)	2		767
Class B	4		—		—		27
Class C	18		—	(a)	—	(a)	32
Class R2	—		—	(a)	—		—	(a)
Class R5	26		—	(a)	—		—
Select Class	676		1		468		1,013
Custodian and accounting fees	29		2		16		46
Interest expense to affiliates	1		—		—		—
Professional fees	24		16		21		26
Trustees’ and Chief Compliance Officer’s fees	3		—	(a)	2		9
Printing and mailing costs	32		3		6		69
Registration and filing fees	38		3		65		137
Transfer agent fees	110		1		241		817
Other	28		—	(a)	7		17

Total expenses	4,280		28		2,226		9,356

Less amounts waived	(38)		(2)		(545)		(1,482)
Less earnings credits	—	(a)	—	(a)	—	(a)	—	(a)
Less expense reimbursements	—		(23)		—		—

Net expenses	4,242		3		1,681		7,874

Net investment income (loss)	(647)		1		1,318		(1,184)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	48,546		7		1,207		84,539
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	148,947		169		86,952		316,166

Net realized/unrealized gains (losses)	197,493		176		88,159		400,705

Change in net assets resulting from operations	$196,846		$177		$89,477		$399,521

(a)	Amount rounds to less than $1,000.
(b)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$105	$—
Dividend income from non-affiliates	63,179		3,945	7,883
Interest income from affiliates	—		— (a)	—
Dividend income from affiliates	94		35	18
Income from securities lending (net)	219		—	—

Total investment income	63,492		4,085	7,901

EXPENSES:
Investment advisory fees	18,350		3,555	1,943
Administration fees	2,582		260	273
Distribution fees:
Class A	2,318		118	219
Class B	377		26	—
Class C	1,255		132	441
Class R2	6		—	—
Shareholder servicing fees:
Class A	2,318		118	219
Class B	126		9	—
Class C	419		44	147
Class R2	3		—	—
Institutional Class	1,079		—	98
Select Class	1,494		541	136
Custodian and accounting fees	169		27	25
Professional fees	57		27	29
Trustees’ and Chief Compliance Officer’s fees	31		— (a)	3
Printing and mailing costs	383		37	23
Registration and filing fees	141		30	34
Transfer agent fees	3,301		175	173
Other	111		7	9
Dividend expense on securities sold short	—		4,790	—
Interest expense on securities sold short	—		290	—

Total expenses	34,520		10,186	3,772

Less amounts waived	(5,358)		(1,263)	(392)
Less earnings credits	—	(a)	— (a)	—	(a)

Net expenses	29,162		8,923	3,380

Net investment income (loss)	34,330		(4,838)	4,521

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	46,452		40,628	15,348
Securities sold short	—		(29,993)	—

Net realized gain (loss)	46,452		10,635	15,348

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,099,738		90,930	94,772
Securities sold short	—		(104,042)	—

Change in net unrealized appreciation (depreciation)	1,099,738		(13,112)	94,772

Net realized/unrealized gains (losses)	1,146,190		(2,477)	110,120

Change in net assets resulting from operations	$1,180,520		$(7,315)	$114,641

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Period Ended 12/31/2010 (a) (Unaudited)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(647)	$(1,459)	$1
Net realized gain (loss)	48,546	52,894	7
Change in net unrealized appreciation (depreciation)	148,947	38,819	169

Change in net assets resulting from operations	196,846	90,254	177

DISTRIBUTIONS TO SHAREHOLDERS:
Class R5
From net investment income	—	—	—	(b)
Select Class
From net investment income	—	—	(1)

Total distributions to shareholders	—	—	(1)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(197,531)	136,769	3,052

NET ASSETS:
Change in net assets	(685)	227,023	3,228
Beginning of period	799,125	572,102	—

End of period	$798,440	$799,125	$3,228

Accumulated undistributed (distributions in excess of) net investment income	$(660)	$(13)	$—	(b)

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,318	$1,933	$(1,184)	$(5,412)
Net realized gain (loss)	1,207	9,383	84,539	107,222
Change in net unrealized appreciation (depreciation)	86,952	26,548	316,166	131,041

Change in net assets resulting from operations	89,477	37,864	399,521	232,851

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	(1)	—	—
Class C
From net investment income	—	— (a)	—	—
Select Class
From net investment income	(454)	(1,929)	—	—

Total distributions to shareholders	(455)	(1,930)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(100,456)	233,218	(50,598)	(149,860)

NET ASSETS:
Change in net assets	(11,434)	269,152	348,923	82,991
Beginning of period	464,937	195,785	1,290,242	1,207,251

End of period	$453,503	$464,937	$1,639,165	$1,290,242

Accumulated undistributed (distributions in excess of) net investment income	$673	$(190)	$(1,266)	$(82)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$34,330	$62,503	$(4,838)	$(9,582)
Net realized gain (loss)	46,452	23,325	10,635	43,479
Change in net unrealized appreciation (depreciation)	1,099,738	936,527	(13,112)	(63,292)

Change in net assets resulting from operations	1,180,520	1,022,355	(7,315)	(29,395)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(15,422)	—	—	—
Class B
From net investment income	(167)	—	—	—
Class C
From net investment income	(1,171)	—	—	—
Class R2
From net investment income	(36)	—	—	—
Institutional Class
From net investment income	(29,944)	(1,669)	—	—
Select Class
From net investment income	(13,423)	(279)	—	—

Total distributions to shareholders	(60,163)	(1,948)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	113,952	(131,054)	12,182	(65,653)

NET ASSETS:
Change in net assets	1,234,309	889,353	4,867	(95,048)
Beginning of period	5,088,730	4,199,377	575,547	670,595

End of period	$6,323,039	$5,088,730	$580,414	$575,547

Accumulated undistributed (distributions in excess of) net investment income	$34,134	$59,967	$(4,875)	$(37)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Value Advantage Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,521	$6,916
Net realized gain (loss)	15,348	(10,567)
Change in net unrealized appreciation (depreciation)	94,772	96,114

Change in net assets resulting from operations	114,641	92,463

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,878)	(1,905)
Class C
From net investment income	(513)	(889)
Institutional Class
From net investment income	(3,215)	(1,840)
Select Class
From net investment income	(2,578)	(995)

Total distributions to shareholders	(8,184)	(5,629)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	223,709	66,865

NET ASSETS:
Change in net assets	330,166	153,699
Beginning of period	485,986	332,287

End of period	$816,152	$485,986

Accumulated undistributed (distributions in excess of) net investment income	$(1,029)	$2,634

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Period Ended 12/31/2010 (a) (Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,855	$55,364	$81
Dividends and distributions reinvested	—	—	—	(b)
Cost of shares redeemed	(19,043)	(36,207)	—

Change in net assets from Class A capital transactions	$18,812	$19,157	$81

Class B
Proceeds from shares issued	$67	$520	$—
Cost of shares redeemed	(677)	(1,277)	—

Change in net assets from Class B capital transactions	$(610)	$(757)	$—

Class C
Proceeds from shares issued	$2,451	$5,617	$50
Cost of shares redeemed	(2,306)	(3,392)	—

Change in net assets from Class C capital transactions	$145	$2,225	$50

Class R2
Proceeds from shares issued	$—	$—	$50

Change in net assets from Class R2 capital transactions	$—	$—	$50

Class R5
Proceeds from shares issued	$29,627	$27,290	$50
Dividends and distributions reinvested	—	—	—	(b)
Cost of shares redeemed	(209)	(3,562)	—

Change in net assets from Class R5 capital transactions	$29,418	$23,728	$50

Select Class
Proceeds from shares issued	$68,875	$324,548	$2,820
Dividends and distributions reinvested	—	—	1
Cost of shares redeemed	(314,171)	(232,132)	—

Change in net assets from Select Class capital transactions	$(245,296)	$92,416	$2,821

Total change in net assets from capital transactions	$(197,531)	$136,769	$3,052

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Period Ended 12/31/2010 (a) (Unaudited)
SHARE TRANSACTIONS:
Class A
Issued	4,834	7,959	5
Reinvested	—	—	—	(b)
Redeemed	(2,483)	(5,122)	—

Change in Class A Shares	2,351	2,837	5

Class B
Issued	8	83	—
Redeemed	(93)	(196)	—

Change in Class B Shares	(85)	(113)	—

Class C
Issued	327	868	3
Redeemed	(320)	(524)	—

Change in Class C Shares	7	344	3

Class R2
Issued	—	—	3

Change in Class R2 Shares	—	—	3

Class R5
Issued	3,799	3,874	3
Reinvested	—	—	—	(b)
Redeemed	(27)	(480)	—

Change in Class R5 Shares	3,772	3,394	3

Select Class
Issued	8,616	46,815	188
Reinvested	—	—	—	(b)
Redeemed	(41,030)	(32,808)	—

Change in Select Class Shares	(32,414)	14,007	188

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A (b)
Proceeds from shares issued	$830	$1,597	$29,284	$103,096
Dividends and distributions reinvested	1	1	—	—
Cost of shares redeemed	(622)	(95)	(86,463)	(167,798)

Change in net assets from Class A capital transactions	$209	$1,503	$(57,179)	$(64,702)

Class B
Proceeds from shares issued	$—	$—	$439	$1,165
Cost of shares redeemed	—	—	(4,842)	(16,165)

Change in net assets from Class B capital transactions	$—	$—	$(4,403)	$(15,000)

Class C (b)
Proceeds from shares issued	$178	$66	$1,250	$2,193
Dividends and distributions reinvested	—	— (a)	—	—
Cost of shares redeemed	(13)	(3)	(4,007)	(9,337)

Change in net assets from Class C capital transactions	$165	$63	$(2,757)	$(7,144)

Class R2
Proceeds from shares issued	$—	$—	$—	$— (a)
Cost of shares redeemed	—	—	—	(32)

Change in net assets from Class R2 capital transactions	$—	$—	$—	$(32)

Select Class
Proceeds from shares issued	$101,165	$316,115	$122,168	$155,494
Dividends and distributions reinvested	101	305	—	—
Cost of shares redeemed	(202,096)	(84,768)	(108,427)	(218,476)

Change in net assets from Select Class capital transactions	$(100,830)	$231,652	$13,741	$(62,982)

Total change in net assets from capital transactions	$(100,456)	$233,218	$(50,598)	$(149,860)

SHARE TRANSACTIONS:
Class A (b)
Issued	32	65	1,545	6,323
Reinvested	— (a)	— (a)	—	—
Redeemed	(24)	(4)	(4,680)	(10,091)

Change in Class A Shares	8	61	(3,135)	(3,768)

Class B
Issued	—	—	28	93
Reinvested	—	—	—	—
Redeemed	—	—	(334)	(1,235)

Change in Class B Shares	—	—	(306)	(1,142)

Class C (b)
Issued	7	3	70	146
Reinvested	—	— (a)	—	— (a)
Redeemed	(1)	— (a)	(237)	(627)

Change in Class C Shares	6	3	(167)	(481)

Class R2
Issued	—	—	—	— (a)
Redeemed	—	—	—	(2)

Change in Class R2 Shares	—	—	—	(2)

Select Class
Issued	3,862	13,451	6,189	8,781
Reinvested	4	13	—	—
Redeemed	(8,589)	(3,604)	(5,412)	(12,859)

Change in Select Class Shares	(4,723)	9,860	777	(4,078)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 2, 2009 for Mid Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$148,873	$286,766	$15,738	$64,504
Dividends and distributions reinvested	14,615	—	—	—
Cost of shares redeemed	(239,025)	(562,984)	(20,163)	(33,398)

Change in net assets from Class A capital transactions	$(75,537)	$(276,218)	$(4,425)	$31,106

Class B
Proceeds from shares issued	$372	$1,155	$21	$84
Dividends and distributions reinvested	148	—	—	—
Cost of shares redeemed	(14,640)	(37,583)	(2,086)	(4,436)

Change in net assets from Class B capital transactions	$(14,120)	$(36,428)	$(2,065)	$(4,352)

Class C
Proceeds from shares issued	$14,967	$24,188	$762	$4,139
Dividends and distributions reinvested	873	—	—	—
Cost of shares redeemed	(32,741)	(83,767)	(9,650)	(23,169)

Change in net assets from Class C capital transactions	$(16,901)	$(59,579)	$(8,888)	$(19,030)

Class R2
Proceeds from shares issued	$1,772	$2,331	$—	$—
Dividends and distributions reinvested	28	—	—	—
Cost of shares redeemed	(178)	(1,209)	—	—

Change in net assets from Class R2 capital transactions	$1,622	$1,122	$—	$—

Institutional Class
Proceeds from shares issued	$391,977	$527,453	$—	$—
Dividends and distributions reinvested	22,919	1,318	—	—
Cost of shares redeemed	(224,573)	(435,724)	—	—
Redemptions in-kind (See Note 9)	—	47,173	—	—

Change in net assets from Institutional Class capital transactions	$190,323	$140,220	$—	$—

Select Class
Proceeds from shares issued	$187,301	$468,382	$78,196	$153,988
Dividends and distributions reinvested	9,285	167	—	—
Cost of shares redeemed	(168,021)	(368,720)	(50,636)	(227,365)

Change in net assets from Select Class capital transactions	$28,565	$99,829	$27,560	$(73,377)

Total change in net assets from capital transactions	$113,952	$(131,054)	$12,182	$(65,653)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	7,041	15,310	1,623	6,429
Reinvested	636	—	—	—
Redeemed	(11,416)	(30,094)	(2,080)	(3,339)

Change in Class A Shares	(3,739)	(14,784)	(457)	3,090

Class B
Issued	18	66	2	8
Reinvested	7	—	—	—
Redeemed	(722)	(2,050)	(221)	(453)

Change in Class B Shares	(697)	(1,984)	(219)	(445)

Class C
Issued	720	1,313	81	423
Reinvested	39	— (a)	—	—
Redeemed	(1,608)	(4,607)	(1,024)	(2,368)

Change in Class C Shares	(849)	(3,294)	(943)	(1,945)

Class R2
Issued	85	121	—	—
Reinvested	1	—	—	—
Redeemed	(9)	(64)	—	—

Change in Class R2 Shares	77	57	—	—

Institutional Class
Issued	17,786	27,515	—	—
Reinvested	984	69	—	—
Redeemed	(10,630)	(22,644)	—	—
Redemptions in-kind (See Note 9)	—	2,355	—	—

Change in Institutional Class Shares	8,140	7,295	—	—

Select Class
Issued	8,799	25,058	8,009	15,269
Reinvested	401	9	—	—
Redeemed	(7,893)	(19,421)	(5,182)	(22,446)

Change in Select Class Shares	1,307	5,646	2,827	(7,177)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Value Advantage Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,561	$72,764
Dividends and distributions reinvested	1,727	1,731
Cost of shares redeemed	(29,400)	(67,947)

Change in net assets from Class A capital transactions	$31,888	$6,548

Class C
Proceeds from shares issued	$10,964	$17,785
Dividends and distributions reinvested	413	717
Cost of shares redeemed	(12,387)	(33,293)

Change in net assets from Class C capital transactions	$(1,010)	$(14,791)

Institutional Class
Proceeds from shares issued	$70,015	$76,158
Dividends and distributions reinvested	2,906	1,753
Cost of shares redeemed	(6,317)	(9,427)

Change in net assets from Institutional Class capital transactions	$66,604	$68,484

Select Class
Proceeds from shares issued	$136,689	$28,225
Dividends and distributions reinvested	1,855	411
Cost of shares redeemed	(12,317)	(22,012)

Change in net assets from Select Class capital transactions	$126,227	$6,624

Total change in net assets from capital transactions	$223,709	$66,865

SHARE TRANSACTIONS:
Class A
Issued	3,536	4,748
Reinvested	96	114
Redeemed	(1,786)	(4,392)

Change in Class A Shares	1,846	470

Class C
Issued	656	1,153
Reinvested	23	47
Redeemed	(750)	(2,236)

Change in Class C Shares	(71)	(1,036)

Institutional Class
Issued	4,102	4,877
Reinvested	162	115
Redeemed	(366)	(619)

Change in Institutional Class Shares	3,898	4,373

Select Class
Issued	7,896	1,827
Reinvested	103	27
Redeemed	(733)	(1,427)

Change in Select Class Shares	7,266	427

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Growth Advantage Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$6.76	$(0.01	)(e)	$1.97	$1.96	$8.72	28.99%
Year Ended June 30, 2010	5.88	(0.03	)(e)	0.91	0.88	6.76	14.97
Year Ended June 30, 2009	8.14	(0.03	)(e)	(2.23)	(2.26)	5.88	(27.76)
Year Ended June 30, 2008	8.18	(0.05	)(e)	0.01	(0.04)	8.14	(0.49)
Year Ended June 30, 2007	6.63	(0.05	)(e)	1.60	1.55	8.18	23.38
January 1, 2006 through June 30, 2006(g)	6.35	(0.01	)(e)	0.29	0.28	6.63	4.41
Year Ended December 31, 2005	5.74	(0.05	)(e)	0.66	0.61	6.35	10.63

Class B
Six Months Ended December 31, 2010 (Unaudited)	6.31	(0.03	)(e)	1.83	1.80	8.11	28.53
Year Ended June 30, 2010	5.51	(0.06	)(e)	0.86	0.80	6.31	14.52
Year Ended June 30, 2009	7.67	(0.06	)(e)	(2.10)	(2.16)	5.51	(28.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	— (h)	(0.09)	7.67	(1.16)
Year Ended June 30, 2007	6.33	(0.10	)(e)	1.53	1.43	7.76	22.59
January 1, 2006 through June 30, 2006 (g)	6.08	(0.03	)(e)	0.28	0.25	6.33	4.11
Year Ended December 31, 2005	5.54	(0.09	)(e)	0.63	0.54	6.08	9.75

Class C
Six Months Ended December 31, 2010 (Unaudited)	6.31	(0.03	)(e)	1.83	1.80	8.11	28.53
Year Ended June 30, 2010	5.52	(0.06	)(e)	0.85	0.79	6.31	14.31
Year Ended June 30, 2009	7.68	(0.06	)(e)	(2.10)	(2.16)	5.52	(28.13)
Year Ended June 30, 2008	7.76	(0.09	)(e)	0.01	(0.08)	7.68	(1.03)
Year Ended June 30, 2007	6.34	(0.11	)(e)	1.53	1.42	7.76	22.40
May 1, 2006 (i) through June 30, 2006 (g)	6.80	(0.04	)(e)	(0.42)	(0.46)	6.34	(6.76)

Class R5
Six Months Ended December 31, 2010 (Unaudited)	6.86	—	(e)(h)	1.99	1.99	8.85	29.01
Year Ended June 30, 2010	5.93	—	(e)(h)	0.93	0.93	6.86	15.68
January 8, 2009(i) through June 30, 2009	5.37	—	(e)(h)	0.56	0.56	5.93	10.43

Select Class
Six Months Ended December 31, 2010 (Unaudited)	6.83	(0.01	)(e)	2.00	1.99	8.82	29.14
Year Ended June 30, 2010	5.93	(0.01	)(e)	0.91	0.90	6.83	15.18
Year Ended June 30, 2009	8.18	(0.01	)(e)	(2.24)	(2.25)	5.93	(27.51)
Year Ended June 30, 2008	8.20	(0.03	)(e)	0.01	(0.02)	8.18	(0.24)
Year Ended June 30, 2007	6.64	(0.04	)(e)	1.60	1.56	8.20	23.49
May 1, 2006 (i) through June 30, 2006 (g)	7.11	(0.01	)(e)	(0.46)	(0.47)	6.64	(6.61)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	The Fund changed its fiscal year end from December 31 to June 30.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
	Ratios to average net assets(a)
Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$151,726	1.26%		(0.32)%	1.31%	46%
101,814	1.31		(0.41)	1.31	102
71,841	1.35		(0.48)	1.42	119
70,546	1.34		(0.58)	1.47	118
49,782	1.36	(f)	(0.71)	1.66	159
71,538	1.35		(0.37)	1.90	81
54,737	1.35		(0.81)	1.75	140

3,262	1.76		(0.84)	1.80	46
3,070	1.81		(0.91)	1.81	102
3,304	1.87		(1.02)	1.92	119
4,340	1.91		(1.16)	1.94	118
1,501	2.06	(f)	(1.43)	2.17	159
1,230	2.05		(1.02)	2.40	81
1,359	2.05		(1.51)	2.24	140

16,527	1.76		(0.83)	1.80	46
12,811	1.81		(0.91)	1.81	102
9,300	1.87		(1.02)	1.91	119
14,499	1.88		(1.16)	1.89	118
251	2.07	(f)	(1.49)	2.18	159
14	2.05		(1.32)	2.37	81

132,551	0.85		0.10	0.86	46
76,767	0.86		0.05	0.86	102
46,312	0.90		(0.08)	1.06	119

494,374	1.05		(0.16)	1.06	46
604,663	1.06		(0.16)	1.06	102
441,345	1.10		(0.24)	1.17	119
399,777	1.09		(0.41)	1.12	118
10,985	1.11	(f)	(0.50)	1.45	159
14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)

Mid Cap Core Fund
Class A
November 30, 2010(e) through December 31, 2010 (Unaudited)	$15.00	$—	(f)	$0.88	$0.88	$— (g)	$15.88	5.90%

Class C
November 30, 2010(e) through December 31, 2010 (Unaudited)	15.00	—	(f)	0.88	0.88	—	15.88	5.87

Class R2
November 30, 2010(e) through December 31, 2010 (Unaudited)	15.00	—	(f)	0.88	0.88	—	15.88	5.87

Class R5
November 30, 2010(e) through December 31, 2010 (Unaudited)	15.00	0.01	(f)	0.88	0.89	(0.01)	15.88	5.92

Select Class
November 30, 2010(e) through December 31, 2010 (Unaudited)	15.00	0.01	(f)	0.88	0.89	(0.01)	15.88	5.91

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$84	1.25%	0.16%	9.67	%(h)	3%

53	1.75	(0.32)	10.99	(h)	3%

53	1.50	(0.07)	10.74	(h)	3%

53	0.80	0.63	10.04	(h)	3%

2,985	1.00	0.43	10.23	(h)	3%

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions

Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$22.95	$0.05	(h)	$6.16	$6.21	$(0.02)	$—	$(0.02)
November 2, 2009 (e) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2010 (Unaudited)	22.93	(0.02	)(h)	6.15	6.13	—	—	—
November 2, 2009 (e) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (f)	—	— (f)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	22.97	0.09	(h)	6.16	6.25	(0.03)	—	(0.03)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)
January 1, 2006 through June 30, 2006 (g)	32.87	0.14	(h)	1.64	1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(h)	3.09	3.19	(0.09)	(3.53)	(3.62)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Amount rounds to less than $0.01.
(g)	The Fund changed its fiscal year end from December 31 to June 30.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$29.14	27.05%	$2,014	1.24%	0.35%	1.43%	39%
22.95	6.77	1,394	1.24	0.30	1.44	56

29.06	26.73	260	1.74	(0.14)	1.93	39
22.93	6.40	65	1.74	(0.23)	1.92	56

29.19	27.24	451,229	0.89	0.70	1.18	39
22.97	21.72	463,478	0.89	0.55	1.17	56
18.97	(28.02)	195,785	0.90	0.94	1.20	107
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82
34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$16.35	$(0.03	)(e)	$5.17		$5.14	$—
Year Ended June 30, 2010	13.68	(0.09	)(e)	2.76		2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(e)	(6.33	)f)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(e)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(e)	4.41		4.23	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97		2.87	(2.01)

Class B
Six Months Ended December 31, 2010 (Unaudited)	12.90	(0.06	)(e)	4.07		4.01	—
Year Ended June 30, 2010	10.85	(0.14	)(e)	2.19		2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(e)	(5.09	)(f)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(e)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(e)	3.76		3.48	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09		2.39	(2.01)

Class C
Six Months Ended December 31, 2010 (Unaudited)	14.73	(0.07	)(e)	4.65		4.58	—
Year Ended June 30, 2010	12.39	(0.16	)(e)	2.50		2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(e)	(5.78	)(f)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(e)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(e)	4.14		3.83	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03		2.60	(2.01)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	17.38	(0.05	)(e)	5.50		5.45	—
Year Ended June 30, 2010	14.56	(0.12	)(e)	2.94		2.82	—
June 19, 2009 (h) through June 30, 2009	14.56	—	(e)(i)	—	(i)	— (i)	—

Select Class
Six Months Ended December 31, 2010 (Unaudited)	17.47	—	(e)(i)	5.52		5.52	—
Year Ended June 30, 2010	14.57	(0.04	)(e)	2.94		2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(e)	(6.70	)(f)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(e)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(e)	4.60		4.48	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94		3.04	(2.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share and the total return.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.
(j)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$21.49	31.44%		$668,713	1.22%	(0.32)%		1.39%	39%
16.35	19.52		560,054	1.24	(0.53)		1.42	82
13.68	(30.97	)(f)	520,201	1.24	(0.48)		1.56	96
20.46	(3.22	)(g)	384,225	1.24	(0.75)		1.39	95
24.89	18.65		480,084	1.24	(0.73)		1.36	119
24.85	12.20		451,565	1.24	(0.42)		1.41	112

16.91	31.09		22,221	1.75	(0.85)		1.89	39
12.90	18.89		20,893	1.77	(1.07)		1.92	82
10.85	(31.35	)(f)	29,963	1.88	(1.14)		2.03	96
16.45	(3.90	)(g)	69,186	1.88	(1.38)		1.89	95
20.88	17.93		123,779	1.86	(1.35)		1.86	119
21.59	11.51		155,268	1.89	(1.07)		1.91	112

19.31	31.09		27,441	1.75	(0.85)		1.89	39
14.73	18.89		23,389	1.77	(1.06)		1.92	82
12.39	(31.38	)(f)	25,624	1.88	(1.13)		2.04	96
18.70	(3.85	)(g)	27,785	1.88	(1.38)		1.89	95
23.21	17.90		38,805	1.86	(1.35)		1.86	119
23.57	11.53		42,448	1.89	(1.07)		1.91	112

22.83	31.36		83	1.38	(0.47)		1.64	39
17.38	19.37		63	1.40	(0.69)		1.67	82
14.56	0.00		83	1.22	(0.31)		1.94	96

22.99	31.60		920,707	0.91	(0.00	)(j)	1.14	39
17.47	19.90		685,843	0.93	(0.22)		1.17	82
14.57	(30.74	)(f)	631,380	0.98	(0.23)		1.30	96
21.68	(3.02	)(g)	539,292	0.99	(0.49)		1.13	95
26.10	18.95		740,208	0.99	(0.48)		1.11	119
25.81	12.51		769,574	0.99	(0.19)		1.16	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$18.91	$0.11	(e)	$4.29	$4.40	$(0.18)	$—	$(0.18)
Year Ended June 30, 2010	15.24	0.19	(e)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(e)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006(f)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(e)	1.84	1.96	(0.12)	(0.61)	(0.73)

Class B
Six Months Ended December 31, 2010 (Unaudited)	18.38	0.05	(e)	4.18	4.23	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(e)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006(f)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(e)(g)	1.81	1.81	—	(0.61)	(0.61)

Class C
Six Months Ended December 31, 2010 (Unaudited)	18.44	0.05	(e)	4.18	4.23	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(e)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (f)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(e)(g)	1.81	1.81	— (g)	(0.61)	(0.61)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	18.63	0.08	(e)	4.23	4.31	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(e)	3.42	3.57	—	—	—
November 3, 2008 (h) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	19.22	0.16	(e)	4.38	4.54	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(e)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (f)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(e)	1.86	2.10	(0.21)	(0.61)	(0.82)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	19.07	0.14	(e)	4.33	4.47	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(e)	3.49	3.73	— (g)	—	— (g)
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)
January 1, 2006 through June 30, 2006 (f)	23.44	0.17		1.32	1.49	—	—	—
Year Ended December 31, 2005	22.18	0.18	(e)	1.85	2.03	(0.16)	(0.61)	(0.77)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Fund changed its fiscal year end from December 31 to June 30.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.13	23.27%	$2,000,247	1.23%	1.01%	1.39%	19%
18.91	24.08	1,705,572	1.23	1.04	1.40	34
15.24	(25.49)	1,600,044	1.25	1.71	1.42	47
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45

22.57	23.00	103,330	1.74	0.50	1.89	19
18.38	23.44	96,966	1.74	0.53	1.90	34
14.89	(25.89)	108,114	1.75	1.21	1.92	47
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45

22.60	22.96	360,224	1.74	0.50	1.89	19
18.44	23.43	309,513	1.74	0.53	1.90	34
14.94	(25.88)	299,956	1.75	1.20	1.92	47
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45

22.70	23.14	3,507	1.49	0.75	1.64	19
18.63	23.71	1,441	1.49	0.77	1.65	34
15.06	(0.24)	294	1.50	2.12	1.69	47

23.48	23.65	2,528,410	0.74	1.50	0.99	19
19.22	24.68	1,913,930	0.74	1.52	1.00	34
15.43	(25.15)	1,424,004	0.75	2.26	1.02	47
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45

23.30	23.45	1,327,321	0.98	1.27	1.14	19
19.07	24.35	1,061,308	0.98	1.29	1.15	34
15.34	(25.31)	766,965	1.00	2.09	1.18	47
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$9.71	$(0.09	)(f)	$(0.04)	$(0.13)	$—	$—	$—	$—	$—
Year Ended June 30, 2010	10.21	(0.17	)(f)	(0.33)	(0.50)	—	—	—	—	—
Year Ended June 30, 2009	10.23	(0.08	)(f)	0.06	(0.02)	—	—	—	—	—
Year Ended June 30, 2008	11.24	0.28	(f)	(0.74)	(0.46)	(0.54)	—	(0.01)	(0.55)	—
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	—	(0.49)	—	(g)

Class B
Six Months Ended December 31, 2010 (Unaudited)	9.44	(0.13	)(f)	(0.03)	(0.16)	—	—	—	—	—
Year Ended June 30, 2010	10.01	(0.23	)(f)	(0.34)	(0.57)	—	—	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(f)	0.06	(0.09)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.17	(f)	(0.70)	(0.53)	(0.43)	—	(0.01)	(0.44)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	—	(0.41)	—	(g)

Class C
Six Months Ended December 31, 2010 (Unaudited)	9.46	(0.12	)(f)	(0.04)	(0.16)	—	—	—	—	—
Year Ended June 30, 2010	10.02	(0.23	)(f)	(0.33)	(0.56)	—	—	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(f)	0.05	(0.10)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.19	(f)	(0.71)	(0.52)	(0.42)	—	(0.01)	(0.43)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	—	(0.41)	—	(g)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	9.79	(0.08	)(f)	(0.04)	(0.12)	—	—	—	—	—
Year Ended June 30, 2010	10.27	(0.14	)(f)	(0.34)	(0.48)	—	—	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(f)	0.05	— (g)	—	—	—	—	—
Year Ended June 30, 2008	11.31	0.30	(f)	(0.73)	(0.43)	(0.60)	—	(0.01)	(0.61)	—
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	—	(0.51)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The Fund commenced on June 30, 2009 presenting portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
	Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short)(d)	Net expenses (excluding dividend and interest expense for securities sold short)(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

$9.58	(1.34)%	$88,914	3.27%	1.49%	(1.83)%	3.73%	1.95%	78%	177%
9.71	(4.90)	94,549	2.94	1.49	(1.65)	3.39	1.94	146	348
10.21	(0.20)	67,884	2.84	1.50	(0.79)	3.29	1.95	175	350
10.23	(4.00)	77,838	2.52	1.51	2.62	2.94	1.93	116	—
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96	—
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121	—

9.28	(1.69)	5,680	4.06	2.24	(2.65)	4.27	2.45	78	177%
9.44	(5.69)	7,849	3.69	2.24	(2.39)	3.89	2.44	146	348
10.01	(0.89)	12,766	3.59	2.25	(1.55)	3.79	2.45	175	350
10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116	—
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121	—

9.30	(1.69)	30,174	4.04	2.24	(2.63)	4.26	2.45	78	177%
9.46	(5.59)	39,610	3.70	2.24	(2.39)	3.89	2.44	146	348
10.02	(0.99)	61,467	3.59	2.25	(1.54)	3.79	2.45	175	350
10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116	—
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121	—

9.67	(1.23)	455,646	3.02	1.24	(1.58)	3.48	1.70	78	177%
9.79	(4.67)	433,539	2.70	1.24	(1.39)	3.15	1.69	146	348
10.27	0.00	528,478	2.59	1.25	(0.45)	3.04	1.70	175	350
10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116	—
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96	—
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions

Value Advantage Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$15.22	$0.12	(e)	$3.02	$3.14	$(0.17)	$—	$(0.17)
Year Ended June 30, 2010	12.01	0.23	(e)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(e)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(e)	3.42	3.68	(0.12)	(0.28)	(0.40)
January 1, 2006 through June 30, 2006(f)	15.88	0.10	(e)	1.19	1.29	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.13	(e)	0.99	1.12	(0.06)	(0.18)	(0.24)

Class C
Six Months Ended December 31, 2010 (Unaudited)	15.17	0.07	(e)	3.01	3.08	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(e)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(e)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(e)	3.38	3.55	(0.06)	(0.28)	(0.34)
January 1, 2006 through June 30, 2006(f)	15.85	0.05	(e)	1.20	1.25	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.06	(e)	1.00	1.06	(0.03)	(0.18)	(0.21)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	15.24	0.16	(e)	3.02	3.18	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(e)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(e)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(e)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006(f)	15.83	0.25	(e)	1.08	1.33	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.11	(e)	0.99	1.10	(0.09)	(0.18)	(0.27)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	15.27	0.14	(e)	3.02	3.16	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(e)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(e)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(e)	3.43	3.74	(0.16)	(0.28)	(0.44)
January 1, 2006 through June 30, 2006(f)	15.91	0.12	(e)	1.19	1.31	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.15	(e)	1.01	1.16	(0.07)	(0.18)	(0.25)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Fund changed its fiscal year end from December 31 to June 30.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.19	20.61%	$212,939	1.24%	1.39%	1.34%	15%
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77
17.17	8.12	77,691	1.25	1.16	1.67	55
15.88	7.46	45,163	1.25	1.02	1.82	90

18.18	20.33	128,297	1.74	0.89	1.84	15
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77
17.10	7.89	83,777	1.75	0.64	2.17	55
15.85	7.03	55,875	1.75	0.47	2.39	90

18.18	20.88	257,665	0.74	1.90	0.94	15
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

18.21	20.71	217,251	0.99	1.68	1.09	15
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77
17.22	8.23	5,275	1.00	1.42	1.42	55
15.91	7.71	3,107	1.00	1.14	1.87	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMM FIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class A and Class C Shares commenced operations on November 2, 2009 for the Mid Cap Equity Fund.

The Mid Cap Core Fund commenced operations on November 30, 2010.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$847,094	$—	$—	$847,094

Mid Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$3,139	$—	$—	$3,139

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$482,132	$—	$—	$482,132

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$1,682,532	$—	$—	$1,682,532

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$6,375,613	$—	$—	$6,375,613

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$577,989	$—	$—	$577,989

Liabilities in Securities Sold Short #	$541,710	$—	$—	$541,710

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$815,428	$6,526	$—	$821,954

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of an ADR. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended December 31, 2010.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security) and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee amount is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of December 31, 2010, the Fund had outstanding short sales as listed on its SOI.

C. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Growth Advantage Fund and Mid Cap Equity Fund. JPMorgan Chase Bank, N.A. (“JPMCB”) serves as lending agent for Mid Cap Growth Fund and Mid Cap Value Fund. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the period ended December 31, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$99
Mid Cap Equity Fund	40
Mid Cap Growth Fund	45
Mid Cap Value Fund	66

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

loaned non-dollar-denominated securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Growth Advantage Fund	$55,855	$57,248	$57,248
Mid Cap Equity Fund	30,914	31,684	31,684
Mid Cap Growth Fund	45,275	46,631	46,631
Mid Cap Value Fund	58,621	60,214	60,214

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Growth Advantage Fund	$51
Mid Cap Equity Fund	21
Mid Cap Growth Fund	24
Mid Cap Value Fund	36

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the period ended December 31, 2010 (amounts in thousands):

Lending Agent Fees Incurred
Mid Cap Growth Fund	$8
Mid Cap Value Fund	12

D. Offering and Organization Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Mid Cap Core Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time they commenced operations and are included as part of Professional fees on the Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Mid Cap Equity, Mid Cap Growth and Multi-Cap Market Neutral Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended December 31, 2010, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended December 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$7	$7
Mid Cap Equity Fund	1	—	(a)
Mid Cap Growth Fund	5	8
Mid Cap Value Fund	29	28
Multi-Cap Market Neutral Fund	1	5
Value Advantage Fund	13	3

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	n/a	1.00
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.77	1.77	1.40	n/a	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	0.75	1.00

The contractual expense limitation agreements were in effect for the period ended December 31, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011. In addition, the Funds’ service providers have voluntarily waived fees during the period ended December 31, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

Prior to September 1, 2010, the contractual expense limitations for Class A, Class B and Class C Shares of the Growth Advantage Fund were 1.35%, 2.05% and 2.05% respectively.

Prior to November 1, 2010, the contractual expense limitation for Select Class Shares of the Mid Cap Equity Fund was 1.00%.

For the period ended December 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Reimbursements
Growth Advantage Fund	$—	$—	$30	$30	$—
Mid Cap Core Fund	2	—	—	2	23
Mid Cap Equity Fund	—	43	402	445	—
Mid Cap Growth Fund	—	310	1,153	1,463	—
Mid Cap Value Fund	1,456	2,530	1,232	5,218	—
Multi-Cap Market Neutral Fund	—	—	522	522	—
Value Advantage Fund	8	262	98	368	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Mid Cap Equity Fund	$—	$34	$54	$88
Multi-Cap Market Neutral Fund	466	99	136	701

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the period ended December 31, 2010 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$8
Mid Cap Equity Fund	12
Mid Cap Growth Fund	19
Mid Cap Value Fund	140
Multi-Cap Market Neutral Fund	40
Value Advantage Fund	24

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended December 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the period ended December 31, 2010, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

4. Investment Transactions

During the period ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$351,202	$575,343	$—	$—
Mid Cap Core Fund	3,021	85	—	—
Mid Cap Equity Fund	148,300	243,559	—	—
Mid Cap Growth Fund	550,644	608,196	—	—
Mid Cap Value Fund	999,541	1,082,854	—	—
Multi-Cap Market Neutral Fund	404,258	488,399	433,049	514,130
Value Advantage Fund	278,756	83,655	—	—

During the period ended December 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$636,497	$212,164	$1,567	$210,597
Mid Cap Core Fund	2,970	176	7	169
Mid Cap Equity Fund	363,909	119,396	1,173	118,223
Mid Cap Growth Fund	1,213,871	479,594	10,933	468,661
Mid Cap Value Fund	5,020,240	1,424,957	69,584	1,355,373
Multi-Cap Market Neutral Fund	471,025	110,966	4,002	106,964
Value Advantage Fund	685,650	137,073	769	136,304

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2010. Average borrowings from the Facility for the period ended December 31, 2010, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Growth Advantage Fund	$13,659	3	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund and Mid Cap Equity Fund. Additionally, the Advisor owns a significant portion of the outstanding shares of Mid Cap Core Fund.

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Fund
Growth Advantage Fund	N/A	15.9%
Multi-Cap Market Neutral Fund	72.3%	N/A
Value Advantage Fund	N/A	15.4

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of December 31, 2010, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settment, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on May 24, 2010, certain shareholders of the Mid Cap Value Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)	Type
Institutional Class	$47,174	$(7,817)	Redemption-In-Kind

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,289.90	$7.27	1.26%
Hypothetical*	1,000.00	1,018.85	6.41	1.26
Class B
Actual*	1,000.00	1,285.30	10.14	1.76
Hypothetical*	1,000.00	1,016.33	8.94	1.76
Class C
Actual*	1,000.00	1,285.30	10.14	1.76
Hypothetical*	1,000.00	1,016.33	8.94	1.76
Class R5
Actual*	1,000.00	1,290.10	4.91	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Select Class
Actual*	1,000.00	1,291.40	6.06	1.05
Hypothetical*	1,000.00	1,019.91	5.35	1.05

Mid Cap Core Fund
Class A
Actual**	1,000.00	1,059.00	1.13	1.25
Hypothetical*	1,000.00	1,003.18	1.06	1.25
Class C
Actual**	1,000.00	1,058.70	1.58	1.75
Hypothetical*	1,000.00	1,002.76	1.49	1.75
Class R2
Actual**	1,000.00	1,058.70	1.35	1.50
Hypothetical*	1,000.00	1,002.97	1.28	1.50

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R5
Actual**	$1,000.00	$1,059.20	$0.72	0.80%
Hypothetical*	1,000.00	1,003.57	0.68	0.80
Select Class
Actual**	1,000.00	1,059.10	0.90	1.00
Hypothetical*	1,000.00	1,003.40	0.85	1.00

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,270.50	7.10	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,267.30	9.94	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Select Class
Actual*	1,000.00	1,272.40	5.10	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,314.40	7.12	1.22
Hypothetical*	1,000.00	1,019.06	6.21	1.22
Class B
Actual*	1,000.00	1,310.90	10.19	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class C
Actual*	1,000.00	1,310.90	10.19	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class R2
Actual*	1,000.00	1,313.60	8.05	1.38
Hypothetical*	1,000.00	1,018.25	7.02	1.38
Select Class
Actual*	1,000.00	1,316.00	5.31	0.91
Hypothetical*	1,000.00	1,020.62	4.63	0.91

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,232.70	6.92	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class B
Actual*	1,000.00	1,230.00	9.78	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class C
Actual*	1,000.00	1,229.60	9.78	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R2
Actual*	1,000.00	1,231.40	8.38	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Institutional Class
Actual*	1,000.00	1,236.50	4.17	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,234.50	5.52	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Multi-Cap Market Neutral Fund
Class A
Actual*	$1,000.00	$986.60	$16.37	3.27%
Hypothetical*	1,000.00	1,008.72	16.56	3.27
Class B
Actual*	1,000.00	983.10	20.29	4.06
Hypothetical*	1,000.00	1,004.74	20.52	4.06
Class C
Actual*	1,000.00	983.10	20.19	4.04
Hypothetical*	1,000.00	1,004.84	20.42	4.04
Select Class
Actual*	1,000.00	987.70	15.13	3.02
Hypothetical*	1,000.00	1,009.98	15.30	3.02

Value Advantage Fund
Class A
Actual*	1,000.00	1,206.10	6.90	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,203.30	9.66	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Institutional Class
Actual*	1,000.00	1,208.80	4.12	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,207.10	5.51	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).
**	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 32/365 to reflect the actual period). The Mid Cap Core Fund commenced operations on November 30, 2010.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Value Advantage Fund

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to certain Funds until January 1, 2010, when its investment advisory business was transferred to the Advisor, who became the investment adviser for the Funds. The appointment of the Advisor did not change the Funds’ portfolio management team or investment strategies, the investment advisory fees charged to the Funds or the terms of the Funds’ investment advisory agreements (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010), on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’

expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance were in the third, second and first quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2009, respectively and that the performance for the Select Class shares were in the third and second quintiles for the one- and three-year periods ended December 31, 2009, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the third, third and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the third, second and second quintiles for Class A shares and in the second quintile for the Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the fifth, third and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the third, fourth and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Value Advantage Fund’s performance was in the first quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons

100	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for Class A and Select shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee and actual total expenses for the Select Class shares was in the second quintile of its respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select Class shares were in the first and second quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select shares were in the second and third quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

JPMorgan Mid Cap Core Fund

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering approvals of initial advisory agreement for new funds. At their November 2010 in person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Mid Cap Core Fund (the “Fund”).

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with this approval item, as well as other relevant information furnished throughout the year. The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	101

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Mid Cap Core Fund by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Advisor will use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a voluntary fee waiver and contractual cap on total expenses, shareholders would benefit from expected economies of scale.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class by class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

102	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2010 All rights reserved. December 2010.

SAN-MC-1210

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2010 (Unaudited)

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank
deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets.
References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’
prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

 “Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index,
respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the
Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence.
We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset
Management

DECEMBER 31, 2010

J.P. MORGAN LARGE CAP FUNDS

1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Stocks in most of the world’s capital markets rallied during the six months ended December 31, 2010. In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve.
Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. stocks, as measured by the S&P 500 Index, returned 23.27% for the six months ended December 31, 2010. Among U.S. stocks, large-cap stocks underperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period. The Russell 1000 Index, which is comprised of U.S. large-cap stocks, returned 24.03% for the six months ended December 31, 2010, while the Russell 1000 Growth
Index and the Russell 1000 Value Index returned 26.37% and 21.74%, respectively.

2

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2010

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2010 (Unaudited)

Reporting Period Return:

Fund (Institutional Class Shares)*

23.72%

S&P 500 Index

23.27%

Net Assets as of 12/31/2010 (In Thousands)

$
554,966

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S
PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended
December 31, 2010. The Fund’s stock selection in the basic materials and industrial cyclical sectors contributed to relative performance, while the Fund’s stock selection in the media and health services and systems sectors detracted from relative performance.

Individual contributors to relative performance included Freeport-McMoRan Copper & Gold, Inc., and E.I. du Pont de
Nemours & Co. (“DuPont”). Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong third-quarter earnings due to historically high copper prices and strong demand from China. Shares of chemical manufacturer DuPont rose as the company posted better-than-expected third-quarter profit.

Individual detractors from relative performance
included Time Warner, Inc. and EOG Resources, Inc. Shares of Time Warner, Inc., a broadcasting and cable TV company declined on concerns about lower television advertising revenue. Shares of EOG Resources, Inc. underperformed as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale.

HOW WAS THE FUND POSITIONED?

To help ensure
that stock selection was the principal source of potential excess return, the Fund’s portfolio managers allowed only modest deviations in sector weightings relative to the Benchmark. The Fund’s portfolio managers sought investment opportunities in companies that were attractive based on
valu-

ation and strong fundamentals. In particular, they emphasized companies that they believed were inexpensively valued and that would perform well in an improving macro economic environment.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

3.4
%

2.

Chevron Corp.

2.6

3.

Microsoft Corp.

2.6

4.

Procter & Gamble Co. (The)

2.2

5.

Exxon Mobil Corp.

2.2

6.

Citigroup, Inc.

1.8

7.

Wells Fargo & Co.

1.8

8.

Merck & Co., Inc.

1.8

9.

General Electric Co.

1.7

10.

Abbott Laboratories

1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

17.3
%

Financials

15.4

Energy

11.5

Consumer Discretionary

11.2

Industrials

10.8

Consumer Staples

10.5

Health Care

10.5

Materials

3.8

Utilities

3.5

Telecommunication Services

3.4

U.S. Treasury Obligation

0.2

Short-Term Investment

1.9

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s
composition is subject to change.

DECEMBER 31, 2010

J.P. MORGAN LARGE CAP FUNDS

3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2010

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

9/28/01

Without Sales Charge

23.53
%

14.89
%

2.74
%

1.05
%

With Sales Charge**

17.08

8.88

1.64

0.51

CLASS R6 SHARES***

3/24/03

23.78

15.50

3.25

1.58

INSTITUTIONAL CLASS SHARES

1/3/97

23.72

15.39

3.15

1.51

SELECT CLASS SHARES

9/10/01

23.66

15.25

3.00

1.30

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Effective November 30, 2010, the Fund’s Ultra Shares were renamed Class R6 Shares.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/3/97 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio. The historical expenses of the institutional feeder are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares prior to its inception date reflect the performance of the retail feeder, whose historical expenses are substantially similar to those of the Select Class Shares.

Returns for the Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A
Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

Returns for the Class R6
Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Institutional Class
Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity
Fund, S&P 500

Index and Lipper Large-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.
The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the
Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a
$3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2010

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2010 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*

29.80%

Russell 1000 Growth Index

26.37%

Net Assets as of 12/31/2010 (In Thousands)

$
4,084

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE
THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the
“Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the technology and consumer discretionary sectors contributed to relative performance. The Fund’s stock selection in the financial services sector and stock selection and overweight in the health care sector detracted from relative performance.

The Fund’s individual contributors
to relative performance included Amazon.com, Inc., Starwood Hotels & Resorts Worldwide, Inc. and NetApp, Inc. Amazon.com, Inc., an online retailer, reported better-than-expected profit, as the company continued to grow its revenue and gain market share despite the challenging environment for retail spending. Another individual contributor to relative performance was the Fund’s overweight position in Starwood Hotels & Resorts Worldwide, Inc. a hotel operator. The company benefited as spending on leisure and business travel continued to recover during the reporting period. Shares of NetApp, Inc., a provider of computer storage devices, benefited from investor enthusiasm about the company’s positioning in the growing cloud computing industry (cloud computing is a type of computing where shared servers provide resources, software, and data to computers and other devices on demand).

Individual detractors from relative performance included the Fund’s underweight positions in Exxon Mobil Corp., Oracle Systems Corp. and Schlumberger Ltd. as these stocks were strong performers in the
Benchmark during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s

portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the technology sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

9.2
%

2.

Union Pacific Corp.

5.1

3.

Amazon.com, Inc.

4.9

4.

Express Scripts, Inc.

4.8

5.

Starwood Hotels & Resorts Worldwide, Inc.

4.6

6.

Cognizant Technology Solutions Corp., Class A

4.3

7.

National Oilwell Varco, Inc.

4.1

8.

Google, Inc., Class A

3.8

9.

Cummins, Inc.

3.8

10.

NetApp, Inc.

3.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

34.7
%

Consumer Discretionary

25.6

Industrials

11.9

Health Care

11.2

Energy

7.0

Financials

3.3

Materials

1.9

Short-Term Investment

4.4

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages are based upon total investments as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010

J.P. MORGAN LARGE CAP FUNDS

5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2010

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

3 YEAR

SINCE INCEPTION

CLASS A SHARES

11/30/07

Without Sales Charge

29.55
%

18.85
%

(0.69
)%

(0.38
)%

With Sales Charge**

22.78

12.61

(2.46
)

(2.11
)

CLASS C SHARES

11/30/07

Without CDSC

29.32

18.22

(1.18
)

(0.87
)

With CDSC***

28.32

17.22

(1.18
)

(0.87
)

CLASS R5 SHARES

11/30/07

29.90

19.38

(0.22
)

0.08

SELECT CLASS SHARES

11/30/07

29.80

19.14

(0.42
)

(0.12
)

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 to 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for
$1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

From the
Fund’s inception until August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2010

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Reporting Period Return:

Fund (Select Class Shares)*

22.99%

Russell 1000 Value Index

21.74%

Net Assets as of 12/31/2010 (In Thousands)

$
315,881

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index for the six months ended December 31, 2010. The Fund’s stock selection and underweight in the financials sector contributed to relative performance, while the Fund’s stock selection in the energy sector detracted from relative performance.

Individual contributors to
relative performance included ConocoPhillips, Chevron Corp. and Tiffany & Co. Shares of ConocoPhillips gained after the company announced that it would sell its equity stake in Russian energy company Lukoil and use the proceeds to buy back stock. Shares of Chevron Corp., an integrated energy company, rose as investors reacted positively to the company’s steps to exit the more volatile refining business. In addition, Chevron Corp.’s announced acquisition of Atlas Energy, which gives it access to a large natural gas field in western Pennsylvania, was well received by investors. Shares of jewelry company Tiffany & Co. rose after it reported strong earnings and raised its earnings outlook, as the company’s strong market position more than offset the impact from rising raw materials costs.

Individual detractors from relative performance included TCF
Financial Corp., Washington Post Co. and Vulcan Materials Co. The Fund exited each of these positions during the reporting period. Shares of Minnesota-based bank TCF Financial Corp. declined due to concerns about federal legislation that would limit the fees that banks can charge retailers on debit-card transactions. Washington Post Co. is a diversified education and media company. The stock declined on concerns that proposed regulation of federal student aid programs would hurt the company’s earnings. Vulcan Materials Co. produces construction materials, primarily crushed stone, sand and gravel. The stock declined on concerns about continued weakness in construction activity and uncertainty surrounding the amount of federal spending on highway construction and repair.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations would have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Wells Fargo & Co.

3.2
%

2.

Chevron Corp.

3.0

3.

ConocoPhillips

2.8

4.

Merck & Co., Inc.

2.6

5.

Pfizer, Inc.

2.6

6.

Philip Morris International, Inc.

1.9

7.

Exxon Mobil Corp.

1.9

8.

Verizon Communications, Inc.

1.8

9.

Johnson & Johnson

1.7

10.

American Express Co.

1.5

PORTFOLIO COMPOSITION BY SECTOR***

Financials

21.6
%

Consumer Discretionary

13.7

Energy

13.2

Industrials

11.4

Health Care

10.9

Consumer Staples

7.8

Materials

5.4

Utilities

4.8

Telecommunication Services

4.2

Information Technology

3.6

Short-Term Investment

3.4

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s
composition is subject to change.

DECEMBER 31, 2010

J.P. MORGAN LARGE CAP FUNDS

7

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2010

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

2/18/92

Without Sales Charge

22.84
%

18.37
%

3.51
%

2.66
%

With Sales Charge**

16.43

12.19

2.41

2.11

CLASS B SHARES

1/14/94

Without CDSC

22.52

17.89

2.99

2.15

With CDSC***

17.52

12.89

2.63

2.15

CLASS C SHARES

11/4/97

Without CDSC

22.64

17.86

2.99

2.03

With CDSC****

21.64

16.86

2.99

2.03

SELECT CLASS SHARES

7/2/87

22.99

18.92

3.85

2.96

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

***

Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

****

Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from
December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those
Russell 1000 companies with lower

price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial
investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset
values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2010

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2010 (Unaudited)

Reporting Period Return:

Fund (Class A Shares, without a sales charge)*

21.57%

S&P 500/Citigroup Value Index

21.54%

Net Assets as of 12/31/2010 (In Thousands)

$
319,025

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long-term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE

The Fund (Class A Shares, without a
sales charge) outperformed the S&P 500/Citigroup Value Index for the six months ended December 31, 2010. The Fund’s stock selection and overweight in the consumer discretionary sector as well as its underweight in the utilities sector contributed to relative performance. The Fund’s stock selection in the materials and health care sectors detracted from relative performance.

Individual contributors to relative performance included Devon Energy Corp., Wells Fargo & Co. and ConocoPhillips. Shares of Devon Energy Corp., an oil
and gas operations company, benefited from the sale of its international and offshore assets, including those in the Gulf of Mexico that it sold shortly before the oil spill. Devon Energy Corp. also announced plans to buy back its stock. Shares of financial services provider Wells Fargo & Co. benefited from investor expectations that the company’s strong earnings power would allow it to return excess capital to shareholders. Shares of ConocoPhillips gained after the company announced that it would sell its equity stake in Russian energy company Lukoil and use the proceeds to buy back stock.

Individual detractors from relative
performance included Wilmington Trust Corp., Bank of America, and TCF Financial Corp. Shares of Wilmington Trust Corp. declined as the regional bank’s credit losses accelerated across its loan portfolio. Subsequently, the Fund exited its position in Wilmington Trust Corp. Shares of Bank of America declined on uncertainty about potential federal regulation and concerns that the company would be forced to buy back mortgage-backed securitizations that had been sold by Countrywide, which Bank of America acquired in 2008. Shares of Minnesota-based bank TCF Financial Corp. declined due to concerns about federal legislation that would limit the fees that banks can charge retailers on debit-card transactions. The Fund exited its position in TCF Financial Corp during the reporting period.

HOW WAS THE FUND POSITIONED

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franch-

ises, strong management and the ability to grow their intrinsic value per share. The Fund was underweight the telecommunications sector as many investors sought stocks with attractive dividend yields, causing their valuations to be somewhat elevated. The Fund was overweight the consumer discretionary sector, a sector where the Fund’s portfolio managers found many of the qualities they typically seek in their investments, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Wells Fargo & Co.

3.4
%

2.

Devon Energy Corp.

2.9

3.

Microsoft Corp.

2.6

4.

Exxon Mobil Corp.

2.3

5.

ConocoPhillips

2.2

6.

United Technologies Corp.

2.2

7.

Chevron Corp.

2.1

8.

General Electric Co.

2.1

9.

Wal-Mart Stores, Inc.

1.9

10.

U.S. Bancorp

1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials

25.8
%

Consumer Discretionary

16.1

Energy

13.8

Health Care

9.2

Industrials

9.1

Information Technology

8.5

Consumer Staples

7.4

Utilities

2.8

Telecommunication Services

2.7

Materials

2.4

Short-Term Investment

2.2

*

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s
composition is subject to change.

DECEMBER 31, 2010

J.P. MORGAN LARGE CAP FUNDS

9

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2010

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

9/23/87

Without Sales Charge

21.57
%

14.98
%

0.94
%

1.07
%

With Sales Charge**

15.17

8.97

(0.14
)

0.53

CLASS B SHARES

11/4/93

Without CDSC

21.26

14.39

0.44

0.67

With CDSC***

16.26

9.39

0.04

0.67

CLASS C SHARES

1/2/98

Without CDSC

21.21

14.42

0.44

0.57

With CDSC****

20.21

13.42

0.44

0.57

SELECT CLASS SHARES

1/25/96

21.74

15.30

1.26

1.58

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index and the Lipper Large-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	10

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	32.11%
Russell 1000 Growth Index	26.37%

Net Assets as of 12/31/2010 (In Thousands)	$662,593

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the technology and consumer discretionary sectors contributed to relative performance. The Fund’s underweight in the energy sector and overweight in the health care sector detracted from relative performance.

Several of the Fund’s individual contributors to relative performance came from the technology sector, as the Fund’s overweight positions in Apple Inc. and Cognizant Technology Solutions Corp. contributed to the Fund’s relative performance versus the Benchmark. Apple Inc. designs and manufactures personal computers and mobile communication devices, as well as portable digital music and video players. Shares of Apple Inc. benefited from investor enthusiasm surrounding several of the company’s new products, most notably the iPad. Cognizant Technology Solutions Corp. is a provider of custom information technology consulting, technology services, and outsourcing services that offers its clients an onsite project manager with offshore global delivery. Shares of the company benefited amid continued signs that its clients restarted projects with offshore vendors that they had delayed during the recession.

Another individual contributor was the Fund’s overweight position in Amazon.com, Inc. The online retailer reported better-than-expected profit, as the company continued to grow its revenue and gain market share despite the challenging environment for retail spending.

Individual detractors from relative performance included the Fund’s underweight positions in Exxon Mobil Corp., QUALCOMM, Inc. and Ford Motor Co. as these stocks were strong performers in the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund had a modest cyclical tilt, as the Fund was overweight the consumer discretionary sector and underweight the consumer staples sector. The Fund’s largest overweight versus the Benchmark was in the technology sector, where the Fund’s portfolio managers identified their most attractive investment opportunities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.9%
2.	Amazon.com, Inc.	4.7
3.	Cognizant Technology Solutions Corp., Class A	3.6
4.	Express Scripts, Inc.	3.1
5.	McDonald’s Corp.	2.8
6.	International Business Machines Corp.	2.6
7.	Cummins, Inc.	2.2
8.	O’Reilly Automotive, Inc.	2.1
9.	Oracle Corp.	2.0
10.	DIRECTV, Class A	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.9%
Consumer Discretionary	20.3
Industrials	12.6
Health Care	12.5
Energy	5.1
Consumer Staples	5.0
Materials	4.6
Telecommunication Services	1.0
Financials	1.0
Short-Term Investment	5.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		32.03%	22.31%	5.33%	0.43%
With Sales Charge**		25.09	15.88	4.20	(0.11)
CLASS B SHARES	1/14/94
Without CDSC		31.69	21.74	4.76	(0.08)
With CDSC***		26.69	16.74	4.42	(0.08)
CLASS C SHARES	11/4/97
Without CDSC		31.65	21.72	4.76	(0.18)
With CDSC****		30.65	20.72	4.76	(0.18)
CLASS R2 SHARES	11/3/08	31.82	22.09	5.08	0.16
CLASS R5 SHARES	4/14/09	32.26	22.86	5.65	0.71
CLASS R6 SHARES	11/30/10	32.32	22.91	5.66	0.72
SELECT CLASS SHARES	2/28/92	32.11	22.63	5.59	0.68

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	21.90%
Russell 1000 Value Index	21.74%

Net Assets as of 12/31/2010 (In Thousands)	$569,574

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the industrial cyclical and basic materials sectors contributed to relative performance, while the Fund’s technology and energy holdings detracted from relative performance.

Individual contributors in the industrial cyclical sector included the Fund’s overweight position in Deere & Co. Shares of Deere & Co. gained after the construction and agricultural machinery company reported strong third-quarter earnings and raised its dividend.

In the basic materials sector, the Fund’s overweight positions in Freeport-McMoRan Copper & Gold, Inc. and E.I. du Pont de Nemours & Co. (“DuPont”) were top individual contributors. Copper and gold mining company Freeport-McMoRan Copper & Gold, Inc. reported strong third-quarter earnings due to historically high copper prices and strong demand from China. Shares of chemical manufacturer DuPont rose as the company posted better-than-expected third-quarter profit.

Individual detractors in the technology sector included the Fund’s overweight positions in Hewlett-Packard Co. and Cisco Systems, Inc. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer. Investor concerns about competition with Apple in the mobile computer market also weighed on the stock. Shares of Cisco Systems, Inc. declined after the communications equipment provider’s fourth-quarter earnings fell short of investors’ expectations.

Individual detractors in the energy sector included the Fund’s overweight position in EOG Resources, Inc. Shares of EOG Resources, Inc. underperformed as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the technology sector. The Fund’s portfolio managers saw attractive investment opportunities in this sector, particularly among hardware and networking companies that offered attractive valuations and which the Fund’s portfolio managers believed appeared well positioned to benefit from the continued increase in enterprise technology spending.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.1%
2.	Merck & Co., Inc.	3.4
3.	Chevron Corp.	3.3
4.	Procter & Gamble Co. (The)	3.2
5.	Verizon Communications, Inc.	2.7
6.	Citigroup, Inc.	2.6
7.	Microsoft Corp.	2.5
8.	Goldman Sachs Group, Inc. (The)	2.3
9.	Time Warner, Inc.	2.2
10.	Pfizer, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.8%
Energy	14.2
Health Care	13.3
Consumer Discretionary	10.5
Industrials	8.3
Information Technology	7.2
Consumer Staples	6.9
Telecommunication Services	4.2
Materials	3.9
Utilities	3.7
Short-Term Investment	1.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		21.75%	12.06%	1.35%	0.98%
With Sales Charge**		15.32	6.21	0.27	0.44
CLASS B SHARES	1/14/94
Without CDSC		21.42	11.56	0.81	0.46
With CDSC***		16.42	6.56	0.42	0.46
CLASS C SHARES	3/22/99
Without CDSC		21.42	11.57	0.81	0.36
With CDSC****		20.42	10.57	0.81	0.36
CLASS R2 SHARES	11/3/08	21.72	11.88	1.06	0.72
CLASS R5 SHARES	5/15/06	21.95	12.66	1.77	1.32
CLASS R6 SHARES	11/30/10	21.97	12.67	1.77	1.33
SELECT CLASS SHARES	3/1/91	21.90	12.48	1.58	1.23

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Institutional Class Shares)*	23.87%
S&P 500 Index	23.27%

Net Assets as of 12/31/2010 (In Thousands)	$3,778,828

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the basic materials and industrial cyclical sectors contributed to relative performance, while the Fund’s stock selection in the energy and media sectors detracted from relative performance.

Individual contributors to relative performance included Freeport-McMoRan Copper & Gold, Inc., Deere & Co. and PACCAR, Inc. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong third-quarter earnings due to historically high copper prices and strong demand from China. Shares of Deere & Co. gained after the construction and agricultural machinery company reported strong third-quarter earnings and raised its dividend. PACCAR, Inc., a provider of components for truck engines, reported strong earnings due to recovering demand in North America as trucking companies replaced their aging truck fleets.

Individual detractors from relative performance included the Fund’s overweight positions in Hewlett-Packard Co., EOG Resources, Inc. and Time Warner, Inc. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer. Investor concerns about competition with Apple Inc. in the mobile computer market also weighed on the stock. Shares of EOG Resources, Inc. underperformed as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale. Shares of Time Warner, Inc., a broadcasting and cable TV company declined on concerns about lower television advertising revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund had a modest tilt toward cyclical stocks, favoring high quality companies with large multi-national businesses.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.6%
2.	Exxon Mobil Corp.	2.5
3.	Microsoft Corp.	2.4
4.	Procter & Gamble Co. (The)	2.2
5.	Chevron Corp.	2.0
6.	Cisco Systems, Inc.	2.0
7.	Merck & Co., Inc.	1.8
8.	Wells Fargo & Co.	1.8
9.	Time Warner, Inc.	1.8
10.	Occidental Petroleum Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.5%
Financials	14.0
Consumer Discretionary	13.4
Energy	12.1
Health Care	10.6
Industrials	9.5
Consumer Staples	8.4
Materials	4.6
Telecommunication Services	3.3
Utilities	3.0
U.S. Treasury Obligation	0.2
Short-Term Investment	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		23.74%	14.02%	4.86%	2.25%
With Sales Charge**		17.24	8.04	3.73	1.70
CLASS B SHARES	9/10/01
Without CDSC		23.38	13.39	4.30	1.75
With CDSC***		18.38	8.39	3.96	1.75
CLASS C SHARES	9/10/01
Without CDSC		23.34	13.39	4.30	1.70
With CDSC****		22.34	12.39	4.30	1.70
CLASS R2 SHARES	11/3/08	23.51	13.75	4.74	2.19
CLASS R5 SHARES	5/15/06	23.90	14.42	5.33	2.70
CLASS R6 SHARES	11/30/10	23.91	14.43	5.33	2.70
INSTITUTIONAL CLASS SHARES	9/17/93	23.87	14.50	5.28	2.68
SELECT CLASS SHARES	9/10/01	23.69	14.24	5.10	2.51

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/17/93 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the U.S. Equity Portfolio, whose historical expenses are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on 9/10/01 and for the Class A, Class B and Class C Shares from 12/31/99 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of Class A, Class B and Class C Shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C Shares from 9/15/00 to 9/10/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares (during this period the performance for Class B and Class C Shares would have been lower because of their higher expenses). Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
	Consumer Discretionary — 11.4%
	Auto Components — 0.6%
93	Johnson Controls, Inc.	3,541

	Automobiles — 0.7%
110	Ford Motor Co. (a)	1,839
57	General Motors Co. (a)	2,086

		3,925

	Diversified Consumer Services — 0.1%
6	Apollo Group, Inc., Class A (a)	233

	Hotels, Restaurants & Leisure — 1.3%
35	Carnival Corp.	1,597
66	Darden Restaurants, Inc.	3,060
34	McDonald’s Corp.	2,572

		7,229

	Household Durables — 0.6%
43	Lennar Corp., Class A (c)	814
2	NVR, Inc. (a) (c)	1,105
68	Pulte Group, Inc. (a)	509
7	Whirlpool Corp.	604

		3,032

	Internet & Catalog Retail — 1.4%
37	Amazon.com, Inc. (a)	6,732
45	Expedia, Inc.	1,139

		7,871

	Leisure Equipment & Products — 0.1%
17	Mattel, Inc.	440

	Media — 2.7%
132	CBS Corp. (Non-Voting), Class B	2,509
55	Comcast Corp., Class A	1,202
43	DIRECTV, Class A (a)	1,705
37	Gannett Co., Inc. (c)	557
144	Time Warner, Inc.	4,642
120	Walt Disney Co. (The)	4,501

		15,116

	Multiline Retail — 1.3%
34	Kohl’s Corp. (a)	1,826
83	Macy’s, Inc.	2,087
53	Target Corp.	3,193

		7,106

	Specialty Retail — 2.2%
11	AutoZone, Inc. (a)	3,107
88	GameStop Corp., Class A (a)	2,002
97	Lowe’s Cos., Inc.	2,430
4	RadioShack Corp.	78

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
98	Staples, Inc.	2,227
56	TJX Cos., Inc.	2,477

		12,321

	Textiles, Apparel & Luxury Goods — 0.4%
27	NIKE, Inc., Class B	2,272

	Total Consumer Discretionary	63,086

	Consumer Staples — 10.6%
	Beverages — 2.5%
112	Coca-Cola Co. (The)	7,373
102	PepsiCo, Inc.	6,651

		14,024

	Food & Staples Retailing — 2.3%
101	CVS Caremark Corp.	3,505
85	Kroger Co. (The)	1,896
24	Sysco Corp.	694
41	Walgreen Co.	1,601
94	Wal-Mart Stores, Inc.	5,075

		12,771

	Food Products — 1.7%
26	Archer-Daniels-Midland Co.	782
40	Campbell Soup Co.	1,390
40	ConAgra Foods, Inc.	892
168	General Mills, Inc.	5,976
12	Kellogg Co.	628

		9,668

	Household Products — 3.8%
70	Colgate-Palmolive Co.	5,610
48	Kimberly-Clark Corp.	3,051
192	Procter & Gamble Co. (The)	12,319

		20,980

	Tobacco — 0.3%
64	Altria Group, Inc.	1,563

	Total Consumer Staples	59,006

	Energy — 11.6%
	Energy Equipment & Services — 2.2%
53	Baker Hughes, Inc.	3,019
28	Cameron International Corp. (a)	1,415
3	FMC Technologies, Inc. (a)	302
45	Halliburton Co.	1,829
13	Helmerich & Payne, Inc.	611
44	Rowan Cos., Inc. (a)	1,543
42	Schlumberger Ltd.	3,474

		12,193

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Oil, Gas & Consumable Fuels — 9.4%
24		Anadarko Petroleum Corp.	1,813
46		Apache Corp.	5,496
160		Chevron Corp.	14,582
25		ConocoPhillips	1,723
10		Consol Energy, Inc.	497
37		Devon Energy Corp.	2,881
18		EOG Resources, Inc.	1,655
167		Exxon Mobil Corp.	12,218
8		Murphy Oil Corp.	567
22		Noble Energy, Inc.	1,894
73		Occidental Petroleum Corp.	7,161
29		Peabody Energy Corp.	1,849

			52,336

		Total Energy	64,529

		Financials — 15.5%
		Capital Markets — 2.9%
—	(h)	Franklin Resources, Inc.	11
38		Goldman Sachs Group, Inc. (The)	6,323
130		Invesco Ltd.	3,133
45		Legg Mason, Inc.	1,632
42		Morgan Stanley	1,148
67		State Street Corp.	3,110
58		TD AMERITRADE Holding Corp.	1,107

			16,464

		Commercial Banks — 3.2%
33		BB&T Corp. (c)	875
29		Comerica, Inc.	1,212
28		First Horizon National Corp. (a)	326
318		Huntington Bancshares, Inc.	2,182
4		M&T Bank Corp.	357
127		Regions Financial Corp.	887
16		SunTrust Banks, Inc.	484
10		U.S. Bancorp	278
322		Wells Fargo & Co.	9,966
43		Zions Bancorp	1,047

			17,614

		Consumer Finance — 1.2%
74		American Express Co.	3,180
80		Capital One Financial Corp.	3,392

			6,572

		Diversified Financial Services — 3.4%
642		Bank of America Corp.	8,558
2,129		Citigroup, Inc. (a)	10,071

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
1	CME Group, Inc.	161

		18,790

	Insurance — 3.4%
57	ACE Ltd., (Switzerland)	3,523
35	Aflac, Inc.	1,964
53	Berkshire Hathaway, Inc., Class B (a)	4,270
3	Everest Re Group Ltd., (Bermuda)	254
97	MetLife, Inc.	4,324
3	PartnerRe Ltd., (Bermuda)	257
46	Prudential Financial, Inc.	2,724
9	RenaissanceRe Holdings Ltd., (Bermuda)	548
48	XL Group plc, (Ireland)	1,043

		18,907

	Real Estate Investment Trusts (REITs) — 1.4%
33	Digital Realty Trust, Inc. (c)	1,696
6	HCP, Inc.	221
22	Hospitality Properties Trust	511
64	Host Hotels & Resorts, Inc.	1,142
22	LaSalle Hotel Properties	570
28	Omega Healthcare Investors, Inc.	617
91	Pennsylvania Real Estate Investment Trust (c)	1,315
7	Plum Creek Timber Co., Inc.	262
26	ProLogis	373
5	Simon Property Group, Inc.	517
55	Strategic Hotels & Resorts, Inc. (a)	290
3	Vornado Realty Trust	267

		7,781

	Total Financials	86,128

	Health Care — 10.6%
	Biotechnology — 1.9%
7	Alexion Pharmaceuticals, Inc. (a) (c)	596
41	Biogen Idec, Inc. (a)	2,762
95	Celgene Corp. (a)	5,601
39	Gilead Sciences, Inc. (a)	1,417

		10,376

	Health Care Equipment & Supplies — 1.2%
29	Baxter International, Inc.	1,458
23	C.R. Bard, Inc.	2,083
72	Covidien plc, (Ireland)	3,274

		6,815

	Health Care Providers & Services — 1.8%
24	DaVita, Inc. (a)	1,654
29	Humana, Inc. (a)	1,560

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
32	McKesson Corp.	2,273
86	UnitedHealth Group, Inc.	3,113
27	WellPoint, Inc. (a)	1,507

		10,107

	Life Sciences Tools & Services — 0.3%
29	Thermo Fisher Scientific, Inc. (a)	1,594

	Pharmaceuticals — 5.4%
188	Abbott Laboratories	9,002
69	Bristol-Myers Squibb Co.	1,816
81	Johnson & Johnson	5,022
274	Merck & Co., Inc.	9,879
70	Mylan, Inc. (a)	1,488
146	Pfizer, Inc.	2,557

		29,764

	Total Health Care	58,656

	Industrials — 11.0%
	Aerospace & Defense — 3.1%
136	Honeywell International, Inc.	7,224
17	Northrop Grumman Corp.	1,101
110	United Technologies Corp.	8,691

		17,016

	Air Freight & Logistics — 0.3%
15	FedEx Corp.	1,377

	Airlines — 0.0% (g)
9	Southwest Airlines Co.	118

	Commercial Services & Supplies — 0.1%
14	Avery Dennison Corp.	610

	Industrial Conglomerates — 3.8%
75	3M Co.	6,464
515	General Electric Co.	9,414
25	Textron, Inc.	584
114	Tyco International Ltd., (Switzerland)	4,716

		21,178

	Machinery — 1.1%
10	Cummins, Inc.	1,111
10	Deere & Co.	847
50	PACCAR, Inc.	2,871
18	Parker Hannifin Corp.	1,519

		6,348

	Road & Rail — 2.6%
90	CSX Corp.	5,834
83	Norfolk Southern Corp.	5,189

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
34	Union Pacific Corp.	3,141

		14,164

	Total Industrials	60,811

	Information Technology — 17.5%
	Communications Equipment — 1.7%
210	Cisco Systems, Inc. (a)	4,250
40	Juniper Networks, Inc. (a) (c)	1,459
76	QUALCOMM, Inc.	3,761

		9,470

	Computers & Peripherals — 5.5%
58	Apple, Inc. (a)	18,838
229	EMC Corp. (a)	5,242
101	Hewlett-Packard Co.	4,235
49	SanDisk Corp. (a)	2,453

		30,768

	Electronic Equipment, Instruments & Components — 0.2%
45	Corning, Inc.	867

	Internet Software & Services — 1.2%
36	eBay, Inc. (a)	1,013
8	Google, Inc., Class A (a)	4,752
45	Yahoo!, Inc. (a)	748

		6,513

	IT Services — 2.3%
64	Cognizant Technology Solutions Corp., Class A (a)	4,713
49	International Business Machines Corp.	7,206
29	Western Union Co. (The)	538

		12,457

	Semiconductors & Semiconductor Equipment — 2.2%
64	Applied Materials, Inc.	899
71	Broadcom Corp., Class A	3,075
64	Intel Corp.	1,348
33	Intersil Corp., Class A (c)	502
33	Marvell Technology Group Ltd., (Bermuda) (a)	614
68	Micron Technology, Inc. (a)	544
25	Novellus Systems, Inc. (a)	818
115	NVIDIA Corp. (a)	1,763
95	Xilinx, Inc.	2,756

		12,319

	Software — 4.4%
79	Adobe Systems, Inc. (a)	2,438
16	Citrix Systems, Inc. (a)	1,115

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
522	Microsoft Corp.	14,572
203	Oracle Corp.	6,363

		24,488

	Total Information Technology	96,882

	Materials — 3.8%
	Chemicals — 2.4%
4	CF Industries Holdings, Inc.	595
141	Dow Chemical Co. (The)	4,814
105	E.l. du Pont de Nemours & Co.	5,257
27	Georgia Gulf Corp. (a)	645
23	PPG Industries, Inc.	1,950

		13,261

	Construction Materials — 0.1%
4	Martin Marietta Materials, Inc.	323

	Containers & Packaging — 0.0% (g)
11	Sealed Air Corp.	282

	Metals & Mining — 1.3%
120	Alcoa, Inc.	1,842
8	Cliffs Natural Resources, Inc.	655
42	Freeport-McMoRan Copper & Gold, Inc.	4,984

		7,481

	Total Materials	21,347

	Telecommunication Services — 3.5%
	Diversified Telecommunication Services — 3.0%
228	AT&T, Inc.	6,684
25	CenturyLink, Inc.	1,141
99	Frontier Communications Corp.	966
220	Verizon Communications, Inc.	7,882

		16,673

	Wireless Telecommunication Services — 0.5%
9	American Tower Corp., Class A (a)	485
522	Sprint Nextel Corp. (a) (c)	2,210

		2,695

	Total Telecommunication Services	19,368

	Utilities — 3.5%
	Electric Utilities — 1.5%
49	American Electric Power Co., Inc.	1,752
41	Edison International	1,582
65	NextEra Energy, Inc.	3,385
43	Southern Co.	1,640

		8,359

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.5%
24	National Fuel Gas Co.	1,542
21	Oneok, Inc.	1,165

		2,707

	Independent Power Producers & Energy Traders — 0.1%
60	AES Corp. (The) (a)	726

	Multi-Utilities — 1.4%
24	Ameren Corp.	662
27	NiSource, Inc.	483
44	PG&E Corp.	2,081
49	Public Service Enterprise Group, Inc.	1,543
21	Sempra Energy	1,097
78	Xcel Energy, Inc.	1,848

		7,714

	Water Utilities — 0.0% (g)
3	American Water Works Co., Inc.	78

	Total Utilities	19,584

	Total Common Stocks (Cost $456,517)	549,397

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
885	U.S. Treasury Note, 1.125%, 06/30/11 (k) (Cost $888)	889

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
10,606	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $10,606)	10,606

Investment of Cash Collateral for Securities on Loan — 1.2%
	Investment Company — 1.2%
6,704	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $6,704)	6,704

	Total Investments — 102.3% (Cost $474,715)	567,596
	Liabilities in Excess of Other Assets — (2.3)%	(12,630)

	NET ASSETS — 100.0%	$554,966

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
89	E-mini S&P 500	03/18/11	$5,576	$38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
		Consumer Discretionary — 25.9%
		Hotels, Restaurants & Leisure — 9.0%
2		McDonald’s Corp.	125
3		Starwood Hotels & Resorts Worldwide, Inc.	190
1		Wynn Resorts Ltd.	52

			367

		Internet & Catalog Retail — 7.6%
1		Amazon.com, Inc. (a)	203
—	(h)	priceline.com, Inc. (a)	108

			311

		Media — 2.6%
3		DIRECTV, Class A (a)	105

		Specialty Retail — 1.6%
1		Bed Bath & Beyond, Inc. (a)	66

		Textiles, Apparel & Luxury Goods — 5.1%
1		Fossil, Inc. (a)	99
1		NIKE, Inc., Class B	109

			208

		Total Consumer Discretionary	1,057

		Energy — 7.0%
		Energy Equipment & Services — 4.1%
3		National Oilwell Varco, Inc.	168

		Oil, Gas & Consumable Fuels — 2.9%
1		Occidental Petroleum Corp.	120

		Total Energy	288

		Financials — 3.3%
		Consumer Finance — 3.3%
3		Capital One Financial Corp.	135

		Health Care — 11.3%
		Biotechnology — 2.8%
2		Celgene Corp. (a)	116

		Health Care Providers & Services — 4.9%
4		Express Scripts, Inc. (a)	199

		Pharmaceuticals — 3.6%
3		Teva Pharmaceutical Industries Ltd., (Israel), ADR	148

		Total Health Care	463

		Industrials — 12.0%
		Machinery — 6.9%
1		Cummins, Inc.	155
1		Parker Hannifin Corp.	126

			281

SHARES		SECURITY DESCRIPTION	VALUE($)

		Road & Rail — 5.1%
2		Union Pacific Corp.	209

		Total Industrials	490

		Information Technology — 35.1%
		Communications Equipment — 5.5%
1		F5 Networks, Inc. (a)	98
3		Juniper Networks, Inc. (a)	128

			226

		Computers & Peripherals — 13.1%
1		Apple, Inc. (a)	381
3		NetApp, Inc. (a)	154

			535

		Internet Software & Services — 3.9%
—	(h)	Google, Inc., Class A (a)	158

		IT Services — 5.5%
2		Cognizant Technology Solutions Corp., Class A (a)	178
—	(h)	MasterCard, Inc., Class A	45

			223

		Semiconductors & Semiconductor Equipment — 4.6%
6		ARM Holdings plc, (United Kingdom), ADR	115
2		Broadcom Corp., Class A	74

			189

		Software — 2.5%
8		Activision Blizzard, Inc.	101

		Total Information Technology	1,432

		Materials — 1.9%
		Metals & Mining — 1.9%
1		Freeport-McMoRan Copper & Gold, Inc.	77

		Total Common Stocks (Cost $2,976)	3,942

Short-Term Investment — 4.5%
		Investment Company — 4.5%
183		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $183)	183

		Total Investments — 101.0% (Cost $3,159)	4,125
		Liabilities in Excess of Other Assets — (1.0)%	(41)

		NET ASSETS — 100.0%	$4,084

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 76.9%
	Consumer Discretionary — 10.9%
	Auto Components — 0.6%
68	Gentex Corp.	2,013

	Distributors — 0.7%
40	Genuine Parts Co.	2,048

	Hotels, Restaurants & Leisure — 1.7%
20	Darden Restaurants, Inc.	915
29	McDonald’s Corp.	2,241
42	Yum! Brands, Inc.	2,041

		5,197

	Household Durables — 0.5%
36	Tupperware Brands Corp.	1,711

	Leisure Equipment & Products — 0.2%
14	Hasbro, Inc.	656

	Media — 3.5%
57	Cinemark Holdings, Inc.	977
44	McGraw-Hill Cos., Inc. (The)	1,595
40	Omnicom Group, Inc.	1,823
143	Regal Entertainment Group, Class A	1,680
41	Time Warner Cable, Inc.	2,707
72	Time Warner, Inc.	2,323

		11,105

	Specialty Retail — 2.5%
143	Gap, Inc. (The)	3,175
42	Home Depot, Inc.	1,476
24	Tiffany & Co.	1,495
41	TJX Cos., Inc.	1,811

		7,957

	Textiles, Apparel & Luxury Goods — 1.2%
19	NIKE, Inc., Class B	1,632
25	V.F. Corp.	2,137

		3,769

	Total Consumer Discretionary	34,456

	Consumer Staples — 6.2%
	Beverages — 1.1%
37	Coca-Cola Co. (The)	2,440
27	Dr. Pepper Snapple Group, Inc.	953

		3,393

	Food & Staples Retailing — 0.6%
36	Wal-Mart Stores, Inc.	1,947

	Food Products — 1.8%
70	General Mills, Inc.	2,505
38	JM Smucker Co. (The)	2,495

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
12	Mead Johnson Nutrition Co.	735

		5,735

	Household Products — 0.7%
32	Procter & Gamble Co. (The)	2,026

	Tobacco — 2.0%
20	Lorillard, Inc.	1,650
82	Philip Morris International, Inc.	4,770

		6,420

	Total Consumer Staples	19,521

	Energy — 10.5%
	Oil, Gas & Consumable Fuels — 10.5%
83	Chevron Corp.	7,528
102	ConocoPhillips	6,917
30	Energy Transfer Equity LP	1,180
55	EQT Corp.	2,480
64	Exxon Mobil Corp.	4,680
25	Marathon Oil Corp.	907
36	NuStar GP Holdings LLC	1,297
22	Occidental Petroleum Corp.	2,178
51	Spectra Energy Corp.	1,269
72	Teekay Corp., (Canada)	2,372
92	Williams Cos., Inc. (The)	2,277

	Total Energy	33,085

	Financials — 17.2%
	Capital Markets — 3.3%
10	BlackRock, Inc.	1,887
61	Northern Trust Corp.	3,402
54	T. Rowe Price Group, Inc.	3,472
58	W.P. Carey & Co. LLC	1,803

		10,564

	Commercial Banks — 5.2%
76	BancorpSouth, Inc. (c)	1,204
71	BB&T Corp. (c)	1,853
26	City National Corp. (c)	1,608
40	M&T Bank Corp.	3,517
264	Wells Fargo & Co.	8,166

		16,348

	Consumer Finance — 1.2%
86	American Express Co.	3,695

	Insurance — 4.8%
33	Chubb Corp.	1,968
46	Cincinnati Financial Corp.	1,458
60	MetLife, Inc.	2,675

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
101	Old Republic International Corp.	1,379
72	OneBeacon Insurance Group Ltd., Class A	1,094
58	Travelers Cos., Inc. (The) (c)	3,209
52	Validus Holdings Ltd., (Bermuda)	1,586
78	XL Group plc, (Ireland)	1,698

		15,067

	Real Estate Investment Trusts (REITs) — 2.4%
39	Acadia Realty Trust	702
36	Agree Realty Corp.	943
15	Alexandria Real Estate Equities, Inc.	1,084
26	National Health Investors, Inc.	1,189
14	Public Storage	1,440
58	Regency Centers Corp. (c)	2,433

		7,791

	Thrifts & Mortgage Finance — 0.3%
13	Capitol Federal Financial, Inc.	155
55	People’s United Financial, Inc. (c)	766

		921

	Total Financials	54,386

	Health Care — 8.7%
	Health Care Equipment & Supplies — 1.1%
24	Becton, Dickinson & Co. (c)	1,986
30	Covidien plc, (Ireland)	1,352

		3,338

	Health Care Providers & Services — 0.8%
97	Lincare Holdings, Inc.	2,613

	Pharmaceuticals — 6.8%
18	Abbott Laboratories	877
68	Johnson & Johnson	4,230
181	Merck & Co., Inc.	6,538
57	Novartis AG, (Switzerland), ADR (c)	3,354
373	Pfizer, Inc.	6,525

		21,524

	Total Health Care	27,475

	Industrials — 9.1%
	Aerospace & Defense — 1.9%
51	Honeywell International, Inc.	2,685
41	United Technologies Corp.	3,243

		5,928

	Air Freight & Logistics — 0.6%
25	United Parcel Service, Inc., Class B	1,778

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.5%
54	Republic Services, Inc.	1,615

	Electrical Equipment — 0.9%
20	Cooper Industries plc	1,160
27	Emerson Electric Co.	1,567

		2,727

	Industrial Conglomerates — 1.1%
40	3M Co.	3,435

	Machinery — 1.9%
19	Deere & Co.	1,603
39	Illinois Tool Works, Inc.	2,104
44	Snap-On, Inc.	2,472

		6,179

	Marine — 0.6%
149	Seaspan Corp., (Hong Kong)	1,844

	Road & Rail — 0.5%
26	Norfolk Southern Corp.	1,610

	Trading Companies & Distributors — 1.1%
27	Fastenal Co. (c)	1,593
13	W.W. Grainger, Inc. (c)	1,851

		3,444

	Total Industrials	28,560

	Information Technology — 2.9%
	Electronic Equipment, Instruments & Components — 0.5%
47	Tyco Electronics Ltd., (Switzerland)	1,657

	IT Services — 0.7%
15	International Business Machines Corp.	2,143

	Semiconductors & Semiconductor Equipment — 0.6%
85	Intel Corp.	1,783

	Software — 1.1%
125	Microsoft Corp.	3,479

	Total Information Technology	9,062

	Materials — 4.3%
	Chemicals — 3.3%
31	Air Products & Chemicals, Inc.	2,792
70	E.l. du Pont de Nemours & Co.	3,472
33	PPG Industries, Inc.	2,766
17	Sherwin-Williams Co. (The)	1,440

		10,470

	Containers & Packaging — 1.0%
98	Bemis Co., Inc.	3,185

	Total Materials	13,655

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 3.3%
	Diversified Telecommunication Services — 3.3%
94	AT&T, Inc.	2,747
64	CenturyLink, Inc. (c)	2,932
31	Frontier Communications Corp.	305
128	Verizon Communications, Inc.	4,565

	Total Telecommunication Services	10,549

	Utilities — 3.8%
	Electric Utilities — 1.5%
26	Edison International	996
15	NextEra Energy, Inc.	769
42	Northeast Utilities	1,339
43	Southern Co.	1,655

		4,759

	Gas Utilities — 0.4%
25	Oneok, Inc.	1,375

	Multi-Utilities — 1.7%
119	CMS Energy Corp. (c)	2,206
20	PG&E Corp.	976
40	Sempra Energy	2,078

		5,260

	Water Utilities — 0.2%
28	American Water Works Co., Inc.	707

	Total Utilities	12,101

	Total Common Stocks (Cost $176,054)	242,850

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.7%
	Investment Company — 2.7%
8,493	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $8,493)	8,493

Investment of Cash Collateral for Securities on Loan — 4.9%
	Investment Company — 4.9%
15,605	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $15,605)	15,605

	Total Investments — 84.5% (Cost $200,152)	266,948
	Other Assets in Excess of Liabilities — 15.5%	48,933

	NET ASSETS — 100.0%	$315,881

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 16.1%
	Hotels, Restaurants & Leisure — 1.9%
33	McDonald’s Corp.	2,510
69	Yum! Brands, Inc.	3,390

		5,900

	Household Durables — 1.6%
48	Fortune Brands, Inc.	2,868
121	Lennar Corp., Class A (c)	2,276

		5,144

	Internet & Catalog Retail — 0.6%
79	Expedia, Inc.	1,982

	Media — 4.9%
139	Comcast Corp., Class A	3,045
156	Gannett Co., Inc.	2,346
50	McGraw-Hill Cos., Inc. (The)	1,810
72	Omnicom Group, Inc.	3,316
83	Time Warner, Inc.	2,657
67	Walt Disney Co. (The)	2,517

		15,691

	Multiline Retail — 0.8%
97	Macy’s, Inc.	2,464

	Specialty Retail — 4.9%
10	AutoZone, Inc. (a) (c)	2,590
199	Gap, Inc. (The)	4,413
111	Home Depot, Inc.	3,874
36	Tiffany & Co.	2,235
59	TJX Cos., Inc.	2,632

		15,744

	Textiles, Apparel & Luxury Goods — 1.4%
32	NIKE, Inc., Class B	2,768
21	V.F. Corp.	1,784

		4,552

	Total Consumer Discretionary	51,477

	Consumer Staples — 7.4%
	Food & Staples Retailing — 3.0%
95	Walgreen Co.	3,697
110	Wal-Mart Stores, Inc.	5,954

		9,651

	Food Products — 2.2%
65	General Mills, Inc.	2,320
47	JM Smucker Co. (The)	3,059
26	Mead Johnson Nutrition Co.	1,637

		7,016

	Household Products — 1.0%
50	Procter & Gamble Co. (The)	3,188

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 1.2%
64	Philip Morris International, Inc.	3,740

	Total Consumer Staples	23,595

	Energy — 13.8%
	Oil, Gas & Consumable Fuels — 13.8%
75	Chevron Corp.	6,803
105	ConocoPhillips	7,135
118	Devon Energy Corp.	9,288
142	El Paso Corp.	1,958
76	EQT Corp.	3,421
99	Exxon Mobil Corp.	7,245
60	Marathon Oil Corp.	2,237
81	Teekay Corp., (Canada)	2,693
131	Williams Cos., Inc. (The)	3,248

	Total Energy	44,028

	Financials — 25.8%
	Capital Markets — 5.7%
23	Affiliated Managers Group, Inc. (a)	2,242
108	Charles Schwab Corp. (The)	1,841
18	Goldman Sachs Group, Inc. (The)	3,027
133	Invesco Ltd.	3,205
61	Northern Trust Corp.	3,358
70	T. Rowe Price Group, Inc.	4,537

		18,210

	Commercial Banks — 7.2%
87	BancorpSouth, Inc. (c)	1,390
73	BB&T Corp.	1,922
35	M&T Bank Corp.	3,012
214	U.S. Bancorp	5,758
353	Wells Fargo & Co.	10,927

		23,009

	Consumer Finance — 1.6%
122	American Express Co.	5,253

	Diversified Financial Services — 3.0%
392	Bank of America Corp.	5,228
895	Citigroup, Inc. (a)	4,232

		9,460

	Insurance — 6.0%
17	Arch Capital Group Ltd., (Bermuda) (a)	1,514
86	Loews Corp.	3,342
85	MetLife, Inc.	3,786
54	Prudential Financial, Inc.	3,153
40	Transatlantic Holdings, Inc.	2,065
28	Travelers Cos., Inc. (The)	1,532
55	Validus Holdings Ltd., (Bermuda)	1,694
89	XL Group plc, (Ireland)	1,940

		19,026

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Management & Development — 1.9%
94	Brookfield Asset Management, Inc., (Canada), Class A	3,113
170	Brookfield Properties Corp. (c)	2,982

		6,095

	Thrifts & Mortgage Finance — 0.4%
88	People’s United Financial, Inc.	1,226

	Total Financials	82,279

	Health Care — 9.2%
	Health Care Equipment & Supplies — 1.9%
38	Baxter International, Inc.	1,919
20	Becton, Dickinson & Co.	1,673
55	Covidien plc, (Ireland)	2,508

		6,100

	Health Care Providers & Services — 2.2%
177	Lincare Holdings, Inc.	4,754
65	UnitedHealth Group, Inc.	2,355

		7,109

	Pharmaceuticals — 5.1%
28	Abbott Laboratories	1,356
57	Johnson & Johnson	3,507
124	Merck & Co., Inc.	4,453
37	Novartis AG, (Switzerland), ADR (c)	2,163
272	Pfizer, Inc.	4,770

		16,249

	Total Health Care	29,458

	Industrials — 9.1%
	Aerospace & Defense — 3.9%
71	Honeywell International, Inc.	3,764
23	L-3 Communications Holdings, Inc.	1,593
88	United Technologies Corp.	6,896

		12,253

	Electrical Equipment — 1.6%
40	Cooper Industries plc	2,314
51	Emerson Electric Co.	2,910

		5,224

	Industrial Conglomerates — 2.8%
28	3M Co.	2,382
363	General Electric Co.	6,643

		9,025

	Machinery — 0.8%
25	Caterpillar, Inc.	2,369

	Total Industrials	28,871

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 8.5%
	Communications Equipment — 1.7%
117	Cisco Systems, Inc. (a)	2,371
64	QUALCOMM, Inc.	3,152

		5,523

	Computers & Peripherals — 2.2%
17	Apple, Inc. (a)	5,387
42	Hewlett-Packard Co.	1,781

		7,168

	Electronic Equipment, Instruments & Components — 0.6%
53	Tyco Electronics Ltd., (Switzerland)	1,884

	Internet Software & Services — 0.5%
96	Yahoo!, Inc. (a)	1,603

	IT Services — 0.9%
19	International Business Machines Corp.	2,774

	Software — 2.6%
295	Microsoft Corp.	8,234

	Total Information Technology	27,186

	Materials — 2.4%
	Chemicals — 1.6%
58	Dow Chemical Co. (The)	1,983
62	E.l. du Pont de Nemours & Co.	3,078

		5,061

	Containers & Packaging — 0.8%
76	Bemis Co., Inc.	2,466

	Total Materials	7,527

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
125	AT&T, Inc.	3,673
140	Verizon Communications, Inc.	4,992

	Total Telecommunication Services	8,665

	Utilities — 2.8%
	Gas Utilities — 0.4%
30	Energen Corp.	1,423

	Multi-Utilities — 2.1%
149	CMS Energy Corp. (c)	2,768
47	PG&E Corp.	2,258
30	Sempra Energy	1,548

		6,574

	Water Utilities — 0.3%
37	American Water Works Co., Inc.	925

	Total Utilities	8,922

	Total Common Stocks (Cost $236,186)	312,008

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.2%
	Investment Company — 2.2%
7,022	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $7,022)	7,022

Investment of Cash Collateral for Securities on Loan — 2.3%
	Investment Company — 2.3%
7,470	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $7,470)	7,470

	Total Investments — 102.3% (Cost $250,678)	326,500
	Liabilities in Excess of Other Assets — (2.3)%	(7,475)

	NET ASSETS — 100.0%	$319,025

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.2%
	Consumer Discretionary — 20.0%
	Auto Components — 1.7%
153	BorgWarner, Inc. (a)	11,078

	Hotels, Restaurants & Leisure — 3.8%
239	McDonald’s Corp.	18,369
64	Wynn Resorts Ltd.	6,677

		25,046

	Internet & Catalog Retail — 6.9%
170	Amazon.com, Inc. (a)	30,679
22	NetFlix, Inc. (a) (c)	3,865
28	priceline.com, Inc. (a)	10,988

		45,532

	Media — 2.5%
329	DIRECTV, Class A (a)	13,123
83	Discovery Communications, Inc., Class A (a)	3,469

		16,592

	Multiline Retail — 2.2%
197	Dollar Tree, Inc. (a)	11,065
82	Nordstrom, Inc.	3,475

		14,540

	Specialty Retail — 2.3%
228	O’Reilly Automotive, Inc. (a)	13,770
46	Urban Outfitters, Inc. (a)	1,661

		15,431

	Textiles, Apparel & Luxury Goods — 0.6%
55	Fossil, Inc. (a)	3,870

	Total Consumer Discretionary	132,089

	Consumer Staples — 4.0%
	Beverages — 0.6%
60	Coca-Cola Co. (The)	3,940

	Food Products — 0.9%
170	General Mills, Inc.	6,057

	Personal Products — 1.1%
89	Estee Lauder Cos., Inc. (The), Class A	7,199

	Tobacco — 1.4%
156	Philip Morris International, Inc.	9,125

	Total Consumer Staples	26,321

	Energy — 5.0%
	Energy Equipment & Services — 1.6%
67	National Oilwell Varco, Inc.	4,511
72	Schlumberger Ltd.	5,994

		10,505

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.4%
100	Concho Resources, Inc. (a)	8,802
110	Occidental Petroleum Corp.	10,771
24	Whiting Petroleum Corp. (a)	2,848

		22,421

	Total Energy	32,926

	Financials — 0.9%
	Capital Markets — 0.9%
92	T. Rowe Price Group, Inc.	5,912

	Health Care — 12.3%
	Biotechnology — 2.8%
142	Alexion Pharmaceuticals, Inc. (a)	11,414
66	Celgene Corp. (a)	3,891
91	Dendreon Corp. (a)	3,169

		18,474

	Health Care Equipment & Supplies — 1.9%
130	Edwards Lifesciences Corp. (a)	10,493
7	Intuitive Surgical, Inc. (a)	1,778

		12,271

	Health Care Providers & Services — 3.0%
370	Express Scripts, Inc. (a)	19,990

	Life Sciences Tools & Services — 1.1%
119	Illumina, Inc. (a)	7,525

	Pharmaceuticals — 3.5%
142	Allergan, Inc.	9,758
108	Novo Nordisk A/S, (Denmark), ADR	12,203
23	Teva Pharmaceutical Industries Ltd., (Israel), ADR	1,209

		23,170

	Total Health Care	81,430

	Industrials — 12.4%
	Aerospace & Defense — 3.1%
130	Goodrich Corp.	11,432
67	Precision Castparts Corp.	9,257

		20,689

	Air Freight & Logistics — 1.1%
90	C.H. Robinson Worldwide, Inc.	7,209

	Machinery — 4.4%
132	Cummins, Inc.	14,532
81	Joy Global, Inc.	7,027
132	PACCAR, Inc.	7,551

		29,110

	Road & Rail — 1.8%
131	Union Pacific Corp.	12,175

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Trading Companies & Distributors — 2.0%
94	W.W. Grainger, Inc.	12,941

	Total Industrials	82,124

	Information Technology — 32.2%
	Communications Equipment — 1.4%
72	F5 Networks, Inc. (a)	9,424

	Computers & Peripherals — 10.2%
158	Apple, Inc. (a)	51,019
232	NetApp, Inc. (a)	12,734
82	SanDisk Corp. (a)	4,109

		67,862

	Electronic Equipment, Instruments & Components — 2.9%
208	Amphenol Corp., Class A	10,989
120	Dolby Laboratories, Inc., Class A (a)	7,984

		18,973

	Internet Software & Services — 2.6%
55	Baidu, Inc., (China), ADR (a)	5,290
20	Google, Inc., Class A (a)	11,686

		16,976

	IT Services — 6.1%
318	Cognizant Technology Solutions Corp., Class A (a)	23,335
117	International Business Machines Corp.	17,183

		40,518

	Semiconductors & Semiconductor Equipment — 2.4%
258	ARM Holdings plc, (United Kingdom), ADR	5,349
142	Broadcom Corp., Class A	6,202
90	Lam Research Corp. (a)	4,639

		16,190

	Software — 6.6%
55	FactSet Research Systems, Inc.	5,166
425	Oracle Corp.	13,292
177	Red Hat, Inc. (a)	8,080
85	Salesforce.com, Inc. (a)	11,260
65	VMware, Inc., Class A (a)	5,753

		43,551

	Total Information Technology	213,494

	Materials — 4.5%
	Chemicals — 1.9%
71	Praxair, Inc.	6,788
72	Sherwin-Williams Co. (The)	5,996

		12,784

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 2.6%
90	Freeport-McMoRan Copper & Gold, Inc.	10,856
189	Vale S.A., (Brazil), ADR	6,520

		17,376

	Total Materials	30,160

	Telecommunication Services — 0.9%
	Wireless Telecommunication Services — 0.9%
122	American Tower Corp., Class A (a)	6,310

	Total Common Stocks (Cost $369,911)	610,766

Preferred Stock — 0.9%
	Consumer Staples — 0.9%
	Beverages — 0.9%
199	Cia de Bebidas das Americas, (Brazil), ADR (Cost $4,374)	6,160

Short-Term Investment — 4.9%
	Investment Company — 4.9%
32,426	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $32,426)	32,426

Investment of Cash Collateral for Securities on Loan — 0.6%
	Investment Company — 0.6%
3,633	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $3,633)	3,633

	Total Investments — 98.6% (Cost $410,344)	652,985
	Other Assets in Excess of Liabilities — 1.4%	9,608

	NET ASSETS — 100.0%	$662,593

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.9%
		Consumer Discretionary — 10.5%
		Auto Components — 1.0%
146		Johnson Controls, Inc.	5,577

		Automobiles — 1.0%
152		General Motors Co. (a)	5,615

		Hotels, Restaurants & Leisure — 1.0%
71		Carnival Corp.	3,286
47		Royal Caribbean Cruises Ltd. (a)	2,215

			5,501

		Household Durables — 0.2%
71		Lennar Corp., Class A	1,336

		Media — 5.6%
51		CBS Corp. (Non-Voting), Class B	980
58		DIRECTV, Class A (a)	2,319
187		Gannett Co., Inc.	2,820
57		Time Warner Cable, Inc.	3,754
389		Time Warner, Inc.	12,504
253		Walt Disney Co. (The)	9,501

			31,878

		Multiline Retail — 0.3%
37		Kohl’s Corp. (a)	1,991
–	(h)	Target Corp.	28

			2,019

		Specialty Retail — 1.4%
–	(h)	AutoZone, Inc. (a)	22
168		Lowe’s Cos., Inc.	4,208
172		Staples, Inc.	3,917

			8,147

		Total Consumer Discretionary	60,073

		Consumer Staples — 6.9%
		Beverages — 0.8%
69		Coca-Cola Co. (The)	4,554

		Food & Staples Retailing — 2.2%
315		CVS Caremark Corp.	10,952
75		Kroger Co. (The)	1,673

			12,625

		Food Products — 0.7%
58		Campbell Soup Co.	2,005
56		General Mills, Inc.	2,001

			4,006

		Household Products — 3.2%
1		Colgate-Palmolive Co.	42
282		Procter & Gamble Co. (The)	18,112

			18,154

SHARES		SECURITY DESCRIPTION	VALUE($)

		Tobacco — 0.0% (g)
–	(h)	Philip Morris International, Inc.	28

		Total Consumer Staples	39,367

		Energy — 14.1%
		Energy Equipment & Services — 1.0%
83		Baker Hughes, Inc.	4,772
22		Cameron International Corp. (a)	1,122

			5,894

		Oil, Gas & Consumable Fuels — 13.1%
42		Anadarko Petroleum Corp.	3,218
99		Apache Corp.	11,749
204		Chevron Corp.	18,647
177		ConocoPhillips	12,039
83		Devon Energy Corp.	6,545
44		EOG Resources, Inc.	4,064
20		Noble Energy, Inc.	1,737
105		Occidental Petroleum Corp.	10,339
45		Peabody Energy Corp.	2,877
142		Williams Cos., Inc. (The)	3,508

			74,723

		Total Energy	80,617

		Financials — 26.8%
		Capital Markets — 5.3%
76		Goldman Sachs Group, Inc. (The)	12,838
309		Morgan Stanley	8,405
125		State Street Corp.	5,784
161		TD AMERITRADE Holding Corp.	3,052

			30,079

		Commercial Banks — 7.0%
218		BB&T Corp.	5,738
87		Comerica, Inc.	3,659
250		Huntington Bancshares, Inc.	1,717
163		U.S. Bancorp	4,389
746		Wells Fargo & Co.	23,114
59		Zions Bancorp	1,439

			40,056

		Consumer Finance — 0.9%
118		Capital One Financial Corp.	5,028

		Diversified Financial Services — 5.6%
874		Bank of America Corp.	11,660
3,161		Citigroup, Inc. (a)	14,952
303		KKR Financial Holdings LLC	2,814
136		North American Financial Holdings, Inc., Class A (a) (e) (f) (i)	2,272

			31,698

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — 6.6%
110	ACE Ltd., (Switzerland)	6,829
126	Aflac, Inc.	7,088
48	Berkshire Hathaway, Inc., Class B (a)	3,857
57	Genworth Financial, Inc., Class A (a)	753
179	MetLife, Inc.	7,963
148	Prudential Financial, Inc.	8,711
41	RenaissanceRe Holdings Ltd., (Bermuda)	2,589

		37,790

	Real Estate Investment Trusts (REITs) — 1.4%
134	Annaly Capital Management, Inc.	2,396
10	Camden Property Trust	562
29	Digital Realty Trust, Inc. (c)	1,503
349	Lexington Realty Trust	2,778
41	ProLogis	594

		7,833

	Thrifts & Mortgage Finance — 0.0% (g)
2	New York Community Bancorp, Inc.	47

	Total Financials	152,531

	Health Care — 13.3%
	Biotechnology — 1.9%
90	Biogen Idec, Inc. (a)	6,026
82	Celgene Corp. (a)	4,878

		10,904

	Health Care Equipment & Supplies — 0.6%
72	Covidien plc, (Ireland)	3,304

	Health Care Providers & Services — 2.9%
20	McKesson Corp.	1,405
236	UnitedHealth Group, Inc.	8,514
117	WellPoint, Inc. (a)	6,664

		16,583

	Life Sciences Tools & Services — 0.3%
36	Thermo Fisher Scientific, Inc. (a)	1,973

	Pharmaceuticals — 7.6%
171	Abbott Laboratories	8,205
56	Johnson & Johnson	3,444
537	Merck & Co., Inc.	19,365
688	Pfizer, Inc.	12,051

		43,065

	Total Health Care	75,829

	Industrials — 8.3%
	Aerospace & Defense — 1.7%
84	Honeywell International, Inc.	4,442
65	United Technologies Corp.	5,109

		9,551

SHARES		SECURITY DESCRIPTION	VALUE($)

		Industrial Conglomerates — 1.5%
6		3M Co.	526
175		General Electric Co.	3,206
115		Tyco International Ltd., (Switzerland)	4,759

			8,491

		Machinery — 3.0%
48		Deere & Co.	3,984
32		Eaton Corp.	3,263
21		Joy Global, Inc.	1,781
72		Navistar International Corp. (a)	4,153
45		Parker Hannifin Corp.	3,893

			17,074

		Road & Rail — 2.1%
151		Hertz Global Holdings, Inc. (a)	2,181
116		Norfolk Southern Corp.	7,312
29		Union Pacific Corp.	2,655

			12,148

		Trading Companies & Distributors — 0.0% (g)
1		GATX Corp.	22

		Total Industrials	47,286

		Information Technology — 7.2%
		Communications Equipment — 1.3%
375		Cisco Systems, Inc. (a)	7,596

		Computers & Peripherals — 1.1%
142		Hewlett-Packard Co.	5,995

		Electronic Equipment, Instruments & Components — 0.4%
118		Corning, Inc.	2,280

		IT Services — 0.3%
7		MasterCard, Inc., Class A	1,553

		Semiconductors & Semiconductor Equipment — 1.6%
28		Broadcom Corp., Class A	1,204
164		Intersil Corp., Class A	2,507
61		Marvell Technology Group Ltd., (Bermuda) (a)	1,137
40		Novellus Systems, Inc. (a)	1,294
100		Xilinx, Inc.	2,891

			9,033

		Software — 2.5%
517		Microsoft Corp.	14,426

		Total Information Technology	40,883

		Materials — 3.9%
		Chemicals — 2.9%
177		Dow Chemical Co. (The)	6,030
210		E.l. du Pont de Nemours & Co.	10,468
–	(h)	PPG Industries, Inc.	32

			16,530

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Metals & Mining — 1.0%
45	Freeport-McMoRan Copper & Gold, Inc.	5,426

	Total Materials	21,956

	Telecommunication Services — 4.2%
	Diversified Telecommunication Services — 3.3%
122	AT&T, Inc.	3,587
423	Verizon Communications, Inc.	15,130

		18,717

	Wireless Telecommunication Services — 0.9%
1,268	Sprint Nextel Corp. (a)	5,363

	Total Telecommunication Services	24,080

	Utilities — 3.7%
	Electric Utilities — 1.6%
4	Edison International	144
100	NextEra Energy, Inc.	5,177
270	NV Energy, Inc.	3,790

		9,111

	Multi-Utilities — 1.5%
52	PG&E Corp.	2,467
91	SCANA Corp. (c)	3,694
43	Sempra Energy	2,236

		8,397

	Water Utilities — 0.6%
135	American Water Works Co., Inc.	3,421

	Total Utilities	20,929

	Total Common Stocks (Cost $436,840)	563,551

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.0%
	Investment Company — 1.0%
5,889	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $5,889)	5,889

Investment of Cash Collateral for Securities on Loan — 0.9%
	Investment Company — 0.9%
5,035	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $5,035)	5,035

	Total Investments — 100.8% (Cost $447,764)	574,475

	Liabilities in Excess of Other Assets — (0.8)%	(4,901)

	NET ASSETS — 100.0%	$569,574

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 13.4%
	Auto Components — 1.5%
90	BorgWarner, Inc. (a)	6,489
1,328	Johnson Controls, Inc.	50,746

		57,235

	Automobiles — 0.8%
868	General Motors Co. (a)	31,977

	Hotels, Restaurants & Leisure — 2.1%
561	Carnival Corp.	25,846
77	Darden Restaurants, Inc.	3,563
339	International Game Technology	6,005
131	McDonald’s Corp.	10,043
76	Royal Caribbean Cruises Ltd. (a)	3,593
75	Starwood Hotels & Resorts Worldwide, Inc. (c)	4,580
38	Wynn Resorts Ltd.	3,925
406	Yum! Brands, Inc.	19,936

		77,491

	Household Durables — 0.2%
209	Lennar Corp., Class A (c)	3,920
7	NVR, Inc. (a) (c)	5,071

		8,991

	Internet & Catalog Retail — 1.8%
311	Amazon.com, Inc. (a)	56,002
88	Expedia, Inc.	2,214
13	NetFlix, Inc. (a) (c)	2,284
16	priceline.com, Inc. (a)	6,473

		66,973

	Media — 4.0%
356	CBS Corp. (Non-Voting), Class B	6,786
520	Comcast Corp., Class A	11,432
337	DIRECTV, Class A (a)	13,461
49	Discovery Communications, Inc., Class A (a) (c)	2,048
621	Gannett Co., Inc. (c)	9,369
38	Time Warner Cable, Inc.	2,534
2,122	Time Warner, Inc.	68,271
968	Walt Disney Co. (The)	36,324

		150,225

	Multiline Retail — 0.8%
116	Dollar Tree, Inc. (a)	6,500
76	Family Dollar Stores, Inc.	3,773
246	Kohl’s Corp. (a)	13,390
43	Nordstrom, Inc.	1,809
80	Target Corp.	4,792

		30,264

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 1.9%
7	Advance Auto Parts, Inc.	462
39	AutoZone, Inc. (a) (c)	10,533
171	GameStop Corp., Class A (a) (c)	3,914
933	Lowe’s Cos., Inc.	23,409
134	O’Reilly Automotive, Inc. (a)	8,084
1,058	Staples, Inc.	24,098
27	Urban Outfitters, Inc. (a)	978

		71,478

	Textiles, Apparel & Luxury Goods — 0.3%
136	Coach, Inc.	7,541
32	Fossil, Inc. (a)	2,259
6	NIKE, Inc., Class B	520

		10,320

	Total Consumer Discretionary	504,954

	Consumer Staples — 8.3%
	Beverages — 2.2%
837	Coca-Cola Co. (The)	55,027
446	PepsiCo, Inc.	29,152

		84,179

	Food & Staples Retailing — 1.8%
637	CVS Caremark Corp.	22,143
556	Kroger Co. (The)	12,421
725	Sysco Corp.	21,317
69	Walgreen Co.	2,675
190	Wal-Mart Stores, Inc.	10,232

		68,788

	Food Products — 1.2%
356	Campbell Soup Co. (c)	12,361
611	General Mills, Inc.	21,754
224	Kellogg Co.	11,435

		45,550

	Household Products — 2.6%
181	Colgate-Palmolive Co.	14,584
1,260	Procter & Gamble Co. (The)	81,038

		95,622

	Personal Products — 0.1%
52	Estee Lauder Cos., Inc. (The), Class A	4,209

	Tobacco — 0.4%
254	Philip Morris International, Inc.	14,881

	Total Consumer Staples	313,229

	Energy — 12.1%
	Energy Equipment & Services — 1.8%
313	Baker Hughes, Inc.	17,903
194	Cameron International Corp. (a)	9,826

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy Equipment & Services — Continued
148	Halliburton Co.	6,036
44	National Oilwell Varco, Inc.	2,957
60	Rowan Cos., Inc. (a)	2,082
353	Schlumberger Ltd.	29,465

		68,269

	Oil, Gas & Consumable Fuels — 10.3%
90	Anadarko Petroleum Corp.	6,835
407	Apache Corp.	48,516
838	Chevron Corp.	76,500
59	Concho Resources, Inc. (a)	5,173
262	ConocoPhillips	17,845
340	Devon Energy Corp.	26,656
352	EOG Resources, Inc.	32,202
1,268	Exxon Mobil Corp.	92,742
151	Noble Energy, Inc.	13,014
667	Occidental Petroleum Corp.	65,388
14	Whiting Petroleum Corp. (a)	1,675
47	Williams Cos., Inc. (The)	1,174

		387,720

	Total Energy	455,989

	Financials — 14.0%
	Capital Markets — 3.4%
367	Goldman Sachs Group, Inc. (The)	61,692
428	Invesco Ltd.	10,303
1,003	Morgan Stanley	27,300
381	State Street Corp.	17,637
54	T. Rowe Price Group, Inc.	3,479
458	TD AMERITRADE Holding Corp.	8,694

		129,105

	Commercial Banks — 3.4%
525	BB&T Corp. (c)	13,797
168	Comerica, Inc.	7,076
1,170	Huntington Bancshares, Inc.	8,037
944	Regions Financial Corp.	6,609
90	SVB Financial Group (a) (c)	4,773
489	U.S. Bancorp	13,187
2,206	Wells Fargo & Co.	68,363
179	Zions Bancorp	4,334

		126,176

	Consumer Finance — 0.5%
340	American Express Co.	14,597
108	Capital One Financial Corp.	4,584

		19,181

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 3.2%
4,145	Bank of America Corp.	55,291
12,184	Citigroup, Inc. (a)	57,628
24	CME Group, Inc.	7,829
168	KKR Financial Holdings LLC	1,564

		122,312

	Insurance — 3.0%
335	ACE Ltd., (Switzerland)	20,837
228	Aflac, Inc.	12,882
98	Berkshire Hathaway, Inc., Class B (a)	7,871
589	MetLife, Inc.	26,165
434	Prudential Financial, Inc.	25,453
176	RenaissanceRe Holdings Ltd., (Bermuda)	11,240
399	XL Group plc, (Ireland)	8,715

		113,163

	Real Estate Investment Trusts (REITs) — 0.5%
146	Annaly Capital Management, Inc. (c)	2,616
310	HCP, Inc.	11,417
153	Lexington Realty Trust	1,220
23	ProLogis	329
14	Simon Property Group, Inc.	1,353

		16,935

	Total Financials	526,872

	Health Care — 10.5%
	Biotechnology — 2.0%
147	Alexion Pharmaceuticals, Inc. (a) (c)	11,880
391	Biogen Idec, Inc. (a)	26,196
625	Celgene Corp. (a)	36,959
54	Dendreon Corp. (a)	1,868

		76,903

	Health Care Equipment & Supplies — 1.1%
76	Baxter International, Inc.	3,842
250	Boston Scientific Corp. (a)	1,896
35	C.R. Bard, Inc.	3,196
518	Covidien plc, (Ireland)	23,664
76	Edwards Lifesciences Corp. (a)	6,168
4	Intuitive Surgical, Inc. (a)	1,052

		39,818

	Health Care Providers & Services — 2.3%
71	Aetna, Inc.	2,168
445	Cardinal Health, Inc.	17,041
79	DaVita, Inc. (a)	5,461
217	Express Scripts, Inc. (a)	11,734
58	Humana, Inc. (a)	3,200
105	McKesson Corp.	7,391

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
102	Medco Health Solutions, Inc. (a)	6,257
535	UnitedHealth Group, Inc.	19,315
247	WellPoint, Inc. (a)	14,062

		86,629

	Life Sciences Tools & Services — 0.2%
70	Illumina, Inc. (a)	4,419
69	Thermo Fisher Scientific, Inc. (a)	3,815

		8,234

	Pharmaceuticals — 4.9%
1,280	Abbott Laboratories	61,318
84	Allergan, Inc.	5,734
48	Johnson & Johnson	2,948
1,919	Merck & Co., Inc.	69,161
64	Novo Nordisk A/S, (Denmark), ADR	7,170
2,197	Pfizer, Inc.	38,476
14	Teva Pharmaceutical Industries Ltd., (Israel), ADR	718

		185,525

	Total Health Care	397,109

	Industrials — 9.4%
	Aerospace & Defense — 3.2%
76	Goodrich Corp.	6,720
884	Honeywell International, Inc.	46,999
39	Precision Castparts Corp.	5,443
794	United Technologies Corp. (c)	62,519

		121,681

	Air Freight & Logistics — 0.1%
53	C.H. Robinson Worldwide, Inc.	4,242

	Industrial Conglomerates — 2.0%
324	3M Co.	27,925
1,324	General Electric Co.	24,211
73	Textron, Inc. (c)	1,714
486	Tyco International Ltd., (Switzerland)	20,138

		73,988

	Machinery — 1.9%
78	Cummins, Inc.	8,537
31	Deere & Co.	2,587
21	Eaton Corp.	2,176
61	Joy Global, Inc.	5,281
41	Navistar International Corp. (a)	2,347
723	PACCAR, Inc.	41,531
106	Parker Hannifin Corp.	9,126

		71,585

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 2.0%
261	CSX Corp.	16,835
82	Hertz Global Holdings, Inc. (a)	1,194
552	Norfolk Southern Corp.	34,687
261	Union Pacific Corp.	24,149

		76,865

	Trading Companies & Distributors — 0.2%
55	W.W. Grainger, Inc. (c)	7,596

	Total Industrials	355,957

	Information Technology — 19.4%
	Communications Equipment — 3.7%
3,627	Cisco Systems, Inc. (a)	73,379
43	F5 Networks, Inc. (a)	5,532
634	Juniper Networks, Inc. (a) (c)	23,395
750	QUALCOMM, Inc.	37,115

		139,421

	Computers & Peripherals — 5.3%
425	Apple, Inc. (a)	137,109
822	EMC Corp. (a)	18,830
677	Hewlett-Packard Co.	28,491
136	NetApp, Inc. (a) (c)	7,480
208	SanDisk Corp. (a)	10,352

		202,262

	Electronic Equipment, Instruments & Components — 0.5%
122	Amphenol Corp., Class A	6,455
315	Corning, Inc.	6,076
70	Dolby Laboratories, Inc., Class A (a) (c)	4,696

		17,227

	Internet Software & Services — 0.7%
36	Baidu, Inc., (China), ADR (a)	3,486
37	Google, Inc., Class A (a)	21,746

		25,232

	IT Services — 2.7%
525	Cognizant Technology Solutions Corp., Class A (a)	38,474
368	Genpact Ltd., (Bermuda) (a)	5,597
67	Global Payments, Inc.	3,081
277	International Business Machines Corp.	40,629
61	MasterCard, Inc., Class A	13,679
33	Visa, Inc., Class A	2,325

		103,785

	Semiconductors & Semiconductor Equipment — 2.0%
206	Analog Devices, Inc.	7,745
218	Applied Materials, Inc.	3,057

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
152	ARM Holdings plc, (United Kingdom), ADR	3,150
255	Broadcom Corp., Class A	11,087
456	Intersil Corp., Class A (c)	6,965
146	Lam Research Corp. (a)	7,570
261	Marvell Technology Group Ltd., (Bermuda) (a)	4,834
160	Novellus Systems, Inc. (a)	5,160
366	NVIDIA Corp. (a)	5,629
670	Xilinx, Inc.	19,413

		74,610

	Software — 4.5%
294	Adobe Systems, Inc. (a)	9,040
82	Citrix Systems, Inc. (a)	5,615
32	FactSet Research Systems, Inc.	3,038
3,204	Microsoft Corp.	89,450
1,567	Oracle Corp.	49,041
104	Red Hat, Inc. (a)	4,748
50	Salesforce.com, Inc. (a)	6,613
38	VMware, Inc., Class A (a) (c)	3,387

		170,932

	Total Information Technology	733,469

	Materials — 4.6%
	Chemicals — 2.8%
1,017	Dow Chemical Co. (The)	34,703
1,208	E.l. du Pont de Nemours & Co.	60,278
51	Georgia Gulf Corp. (a)	1,215
37	PPG Industries, Inc.	3,110
42	Praxair, Inc.	3,991
42	Sherwin-Williams Co. (The)	3,526

		106,823

	Metals & Mining — 1.8%
323	Alcoa, Inc.	4,976
491	Freeport-McMoRan Copper & Gold, Inc.	58,923
111	Vale S.A., (Brazil), ADR (c)	3,834

		67,733

	Total Materials	174,556

	Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 2.3%
828	AT&T, Inc.	24,319
691	Frontier Communications Corp.	6,723
1,622	Verizon Communications, Inc.	58,027

		89,069

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.9%
128	American Tower Corp., Class A (a)	6,626
6,291	Sprint Nextel Corp. (a) (c)	26,612

		33,238

	Total Telecommunication Services	122,307

	Utilities — 3.0%
	Electric Utilities — 1.7%
227	American Electric Power Co., Inc.	8,169
293	Edison International	11,308
407	NextEra Energy, Inc.	21,136
856	NV Energy, Inc.	12,033
327	Southern Co.	12,510

		65,156

	Multi-Utilities — 1.0%
258	PG&E Corp.	12,324
285	Public Service Enterprise Group, Inc.	9,065
100	SCANA Corp. (c)	4,079
226	Sempra Energy	11,846
53	Xcel Energy, Inc.	1,259

		38,573

	Water Utilities — 0.3%
416	American Water Works Co., Inc.	10,514

	Total Utilities	114,243

	Total Common Stocks (Cost $2,887,957)	3,698,685

Preferred Stock — 0.1%
	Consumer Staples — 0.1%
	Beverages — 0.1%
117	Cia de Bebidas das Americas, (Brazil), ADR (Cost $2,879)	3,630

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
8,770	U.S. Treasury Note, 1.125%, 06/30/11 (k) (Cost $8,804)	8,810

SHARES
Short-Term Investment — 1.3%
	Investment Company — 1.3%
50,761	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $50,761)	50,761

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 2.2%
	Investment Company — 2.2%
81,196	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $81,196)	81,196

	Total Investments — 101.7% (Cost $3,031,597)	3,843,082
	Liabilities in Excess of Other Assets — (1.7)%	(64,254)

	NET ASSETS — 100.0%	$3,778,828

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
926	E-mini S&P 500	03/18/11	$58,014	$287

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

ADR	— American Depositary Receipt
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	Large Cap Value Fund	$2,272	0.4%

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Income Fund	Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$550,286		$3,942		$242,850	$312,008
Investments in affiliates, at value	17,310		183		24,098	14,492

Total investment securities, at value	567,596		4,125		266,948	326,500
Cash	5		—		11	14
Receivables:
Investment securities sold	61		—		51	58
Fund shares sold	76		—		65,487	121
Interest and dividends	570		1		410	388
Securities lending income	1		—		1	1
Due from Advisor	—		6		—	—
Prepaid expenses and other assets	—		—		1	1

Total Assets	568,309		4,132		332,909	327,083

LIABILITIES:
Payables:
Dividends	—		—		365	—
Investment securities purchased	5,427		—		304	—
Collateral for securities lending program	6,704		—		15,605	7,470
Fund shares redeemed	947		—		457	152
Variation margin on futures contracts	9		—		—	—
Accrued liabilities:
Investment advisory fees	111		—		59	106
Administration fees	25		—		20	26
Shareholder servicing fees	33		1		51	67
Distribution fees	—	(a)	—	(a)	32	70
Custodian and accounting fees	21		11		13	16
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	—
Transfer agent fees	17		13		73	82
Audit fees	28		21		17	23
Other	21		2		32	46

Total Liabilities	13,343		48		17,028	8,058

Net Assets	$554,966		$4,084		$315,881	$319,025

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Income Fund	Growth and Income Fund
NET ASSETS:
Paid in capital	$514,767	$4,015	$253,367	$343,293
Accumulated undistributed (distributions in excess of) net investment income	36	(6)	(291)	233
Accumulated net realized gains (losses)	(52,756)	(891)	(3,991)	(100,323)
Net unrealized appreciation (depreciation)	92,919	966	66,796	75,822

Total Net Assets	$554,966	$4,084	$315,881	$319,025

Net Assets:
Class A	$1,993	$99	$171,653	$306,976
Class B	—	—	6,655	5,182
Class C	—	97	11,449	3,257
Class R5	—	25	—	—
Class R6	427,863	—	—	—
Institutional Class	113,751	—	—	—
Select Class	11,359	3,863	126,124	3,610

Total	$554,966	$4,084	$315,881	$319,025

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	124	7	19,481	11,378
Class B	—	—	760	196
Class C	—	7	1,310	130
Class R5	—	2	—	—
Class R6	26,613	—	—	—
Institutional Class	7,075	—	—	—
Select Class	705	259	14,145	129

Net Asset Value:
Class A — Redemption price per share	$16.06	$14.83	$8.81	$26.98
Class B — Offering price per share (b)	—	—	8.76	26.37
Class C — Offering price per share (b)	—	14.60	8.74	25.11
Class R5 — Offering and redemption price per share	—	15.03	—	—
Class R6 — Offering and redemption price per share	16.08	—	—	—
Institutional Class — Offering and redemption price per share	16.08	—	—	—
Select Class — Offering and redemption price per share	16.11	14.94	8.92	28.05
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.95	$15.65	$9.30	$28.47

Cost of investments in non-affiliates	$457,405	$2,976	$176,054	$236,186
Cost of investments in affiliates	17,310	183	24,098	14,492
Value of securities on loan	6,576	—	15,224	7,300

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$616,926	$563,551		$3,711,125
Investments in affiliates, at value	36,059	10,924		131,957

Total investment securities, at value	652,985	574,475		3,843,082
Cash	—	1		11
Receivables:
Investment securities sold	—	—		87
Fund shares sold	14,969	17		23,522
Interest and dividends	223	814		3,624
Securities lending income	1	—	(a)	5
Other assets	773	288		—

Total Assets	668,951	575,595		3,870,331

LIABILITIES:
Payables:
Investment securities purchased	622	304		3,328
Collateral for securities lending program	3,633	5,035		81,196
Fund shares redeemed	1,090	155		4,447
Variation margin on futures contracts	—	—		50
Accrued liabilities:
Investment advisory fees	243	178		1,199
Administration fees	36	47		294
Shareholder servicing fees	109	111		624
Distribution fees	73	9		94
Custodian and accounting fees	17	21		98
Trustees’ and Chief Compliance Officer’s fees	—	4		—
Transfer agent fees	422	88		20
Other	113	69		153

Total Liabilities	6,358	6,021		91,503

Net Assets	$662,593	$569,574		$3,778,828

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid in capital	$742,211	$608,169	$3,177,995
Accumulated undistributed (distributions in excess of) net investment income	(27)	226	9,613
Accumulated net realized gains (losses)	(322,232)	(165,532)	(220,552)
Net unrealized appreciation (depreciation)	242,641	126,711	811,772

Total Net Assets	$662,593	$569,574	$3,778,828

Net Assets:
Class A	$233,911	$25,665	$304,488
Class B	22,528	2,947	8,003
Class C	16,353	3,366	41,132
Class R2	88	120	2,693
Class R5	25,572	40,956	161,651
Class R6	53	54	269,995
Institutional Class	—	—	514,148
Select Class	364,088	496,466	2,476,718

Total	$662,593	$569,574	$3,778,828

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,156	2,314	29,714
Class B	1,203	270	792
Class C	881	310	4,081
Class R2	4	11	263
Class R5	1,222	3,727	15,756
Class R6	3	5	26,305
Institutional Class	—	—	50,126
Select Class	17,436	45,334	241,755

Net Asset Value:
Class A — Redemption price per share	$20.97	$11.09	$10.25
Class B — Offering price per share (b)	18.72	10.93	10.11
Class C — Offering price per share (b)	18.57	10.87	10.08
Class R2 — Offering and redemption price per share	20.86	11.06	10.22
Class R5 — Offering and redemption price per share	20.94	10.99	10.26
Class R6 — Offering and redemption price per share	20.94	10.99	10.26
Institutional Class — Offering and redemption price per share	—	—	10.26
Select Class — Offering and redemption price per share	20.88	10.95	10.24
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.13	$11.70	$10.82

Cost of investments in non-affiliates	$374,285	$436,840	$2,899,640
Cost of investments in affiliates	36,059	10,924	131,957
Value of securities on loan	3,479	4,911	79,151

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1		$—		$—		$—
Dividend income from non-affiliates	3,839		9		3,661		3,463
Dividend income from affiliates	5		—	(a)	4		3
Income from securities lending (net)	9		—		16		20
Other income	66		—		—		69

Total investment income	3,920		9		3,681		3,555

EXPENSES:
Investment advisory fees	474		9		423		598
Administration fees	173		1		97		137
Distribution fees:
Class A	2		—	(a)	114		361
Class B	—		—		25		19
Class C	—		—	(a)	26		11
Shareholder servicing fees:
Class A	2		—	(a)	114		361
Class B	—		—		8		6
Class C	—		—	(a)	9		4
Class R5	—		—	(a)	—		—
Institutional Class	155		—		—		—
Select Class	11		3		133		3
Custodian and accounting fees	37		16		19		18
Professional fees	33		26		25		26
Trustees’ and Chief Compliance Officer’s fees	2		—	(a)	1		5
Printing and mailing costs	11		3		23		24
Registration and filing fees	25		1		26		23
Transfer agent fees	21		3		81		195
Other	6		3		5		7

Total expenses	952		65		1,129		1,798

Less amounts waived	(125)		(11)		(116)		(6)
Less earnings credits	—	(a)	—	(a)	—	(a)	—	(a)
Less expense reimbursements	—		(39)		—		—

Net expenses	827		15		1,013		1,792

Net investment income (loss)	3,093		(6)		2,668		1,763

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,175		18		5,046		1,860
Futures	627		—		—		—

Net realized gain (loss)	9,802		18		5,046		1,860

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	66,118		737		35,217		54,296
Futures	99		—		—		—
Securities sold short	1		—		—		—

Change in net unrealized appreciation (depreciation)	66,218		737		35,217		54,296

Net realized/unrealized gains (losses)	76,020		755		40,263		56,156

Change in net assets resulting from operations	$79,113		$749		$42,931		$57,919

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Large Cap Growth Fund		Large Cap Value Fund		U.S. Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$47		$17		$29
Dividend income from non-affiliates	2,837		5,700		29,994
Dividend income from affiliates	13		4		54
Income from securities lending (net)	6		4		77
Other income	138		—		—

Total investment income	3,041		5,725		30,154

EXPENSES:
Investment advisory fees	1,436		1,054		6,410
Administration fees	263		241		1,465
Distribution fees:
Class A	254		30		297
Class B	82		11		31
Class C	36		13		126
Class R2	—	(a)	—	(a)	3
Shareholder servicing fees:
Class A	254		30		297
Class B	27		4		10
Class C	12		4		42
Class R2	—	(a)	—	(a)	1
Class R5	3		8		80
Institutional Class	—		—		241
Select Class	409		580		2,639
Custodian and accounting fees	24		32		128
Interest expense to affiliates	1		—	(a)	—	(a)
Professional fees	24		26		56
Trustees’ and Chief Compliance Officer’s fees	3		1		12
Printing and mailing costs	56		18		119
Registration and filing fees	45		43		112
Transfer agent fees	489		152		550
Other	11		8		23

Total expenses	3,429		2,255		12,642

Less amounts waived	(397)		(95)		(438)
Less earnings credits	—	(a)	—	(a)	—	(a)

Net expenses	3,032		2,160		12,204

Net investment income (loss)	9		3,565		17,950

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	22,119		8,273		30,654
Futures	—		—		13,837

Net realized gain (loss)	22,119		8,273		44,491

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	135,003		92,278		606,682
Futures	—		—		5,882

Change in net unrealized appreciation (depreciation)	135,003		92,278		612,564

Net realized/unrealized gains (losses)	157,122		100,551		657,055

Change in net assets resulting from operations	$157,131		$104,116		$675,005

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,093	$3,874	$(6)	$(9)
Net realized gain (loss)	9,802	25,654	18	14
Change in net unrealized appreciation (depreciation)	66,218	(4,027)	737	306

Change in net assets resulting from operations	79,113	25,501	749	311

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9)	(17)	—	—
Class R6 (a)
From net investment income	(315)	(638)	—	—
Institutional Class
From net investment income	(2,741)	(3,039)	—	—
Select Class
From net investment income	(58)	(160)	—	—

Total distributions to shareholders	(3,123)	(3,854)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	238,440	(571)	1,034	—

NET ASSETS:
Change in net assets	314,430	21,076	1,783	311
Beginning of period	240,536	219,460	2,301	1,990

End of period	$554,966	$240,536	$4,084	$2,301

Accumulated undistributed (distributions in excess of) net investment income	$36	$66	$(6)	$—	(b)

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,668	$4,209	$1,763	$4,439
Net realized gain (loss)	5,046	7,495	1,860	2,714
Change in net unrealized appreciation (depreciation)	35,217	14,011	54,296	36,774

Change in net assets resulting from operations	42,931	25,715	57,919	43,927

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,134)	(1,786)	(1,419)	(4,170)
Class B
From net investment income	(63)	(134)	(12)	(59)
Class C
From net investment income	(79)	(88)	(9)	(29)
Select Class
From net investment income	(1,462)	(2,100)	(13)	(27)

Total distributions to shareholders	(2,738)	(4,108)	(1,453)	(4,285)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	95,184	2,769	(13,430)	(27,120)

NET ASSETS:
Change in net assets	135,377	24,376	43,036	12,522
Beginning of period	180,504	156,128	275,989	263,467

End of period	$315,881	$180,504	$319,025	$275,989

Accumulated undistributed (distributions in excess of) net investment income	$(291)	$(221)	$233	$(77)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9	$(836)	$3,565	$5,492
Net realized gain (loss)	22,119	43,498	8,273	35,181
Change in net unrealized appreciation (depreciation)	135,003	59,409	92,278	9,238

Change in net assets resulting from operations	157,131	102,071	104,116	49,911

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(130)	(159)
Class B
From net investment income	—	—	(9)	(10)
Class C
From net investment income	—	—	(10)	(11)
Class R2
From net investment income	—	—	(1)	— (a)
Class R5
From net investment income	—	—	(290)	(123)
Class R6 (b)
From net investment income	—	—	— (a)	—
Select Class
From net investment income	—	—	(3,029)	(3,782)

Total distributions to shareholders	—	—	(3,469)	(4,085)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(7,533)	(117,359)	11,655	33,835

NET ASSETS:
Change in net assets	149,598	(15,288)	112,302	79,661
Beginning of period	512,995	528,283	457,272	377,611

End of period	$662,593	$512,995	$569,574	$457,272

Accumulated undistributed (distributions in excess of) net investment income	$(27)	$(36)	$226	$130

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	U.S. Equity Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,950	$23,894
Net realized gain (loss)	44,491	124,951
Change in net unrealized appreciation (depreciation)	612,564	5,015

Change in net assets resulting from operations	675,005	153,860

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(428)	(1,351)
Class B
From net investment income	(6)	(25)
Class C
From net investment income	(30)	(83)
Class R2
From net investment income	(2)	(2)
Class R5
From net investment income	(1,152)	(1,277)
Class R6 (a)
From net investment income	— (b)	—
Institutional Class
From net investment income	(1,583)	(4,150)
Select Class
From net investment income	(5,349)	(16,699)

Total distributions to shareholders	(8,550)	(23,587)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	498,182	958,802

NET ASSETS:
Change in net assets	1,164,637	1,089,075
Beginning of period	2,614,191	1,525,116

End of period	$3,778,828	$2,614,191

Accumulated undistributed (distributions in excess of) net investment income	$9,613	$213

(a)	Commencement of offering of class of shares effective November 30, 2010.
(b)	Amount rounds to less than $1,000

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund			Dynamic Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)		Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$411		$429	$—	$—
Dividends and distributions reinvested	8		15	—	—
Cost of shares redeemed	(187)		(96)	—	—

Change in net assets from Class A capital transactions	$232		$348	$—	$—

Class R6 (a)
Proceeds from shares issued	$384,668	(b)	$3,115	$—	$—
Dividends and distributions reinvested	315		493	—	—
Cost of shares redeemed	(1,041)		(54,178)	—	—

Change in net assets from Class R6 capital transactions	$383,942		$(50,570)	$—	$—

Institutional Class
Proceeds from shares issued	$243,059		$96,299	$—	$—
Dividends and distributions reinvested	2,738		2,945	—	—
Cost of shares redeemed	(392,015	)(b)	(46,438)	—	—

Change in net assets from Institutional Class capital transactions	$(146,218)		$52,806	$—	$—

Select Class
Proceeds from shares issued	$2,159		$391	$1,034	$—
Dividends and distributions reinvested	34		92	—	—
Cost of shares redeemed	(1,709)		(3,638)	—	—

Change in net assets from Select Class capital transactions	$484		$(3,155)	$1,034	$—

Total change in net assets from capital transactions	$238,440		$(571)	$1,034	$—

SHARE TRANSACTIONS:
Class A
Issued	28		31	—	—
Reinvested	—	(c)	1	—	—
Redeemed	(13)		(7)	—	—

Change in Class A Shares	15		25	—	—

Class R6 (a)
Issued	23,927	(b)	222	—	—
Reinvested	21		36	—	—
Redeemed	(75)		(4,773)	—	—

Change in Class R6 Shares	23,873		(4,515)	—	—

Institutional Class
Issued	16,467		7,113	—	—
Reinvested	177		214	—	—
Redeemed	(24,414	)(b)	(3,276)	—	—

Change in Institutional Class Shares	(7,770)		4,051	—	—

Select Class
Issued	135		29	74	—
Reinvested	2		6	—	—
Redeemed	(117)		(261)	—	—

Change in Select Class Shares	20		(226)	74	—

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 23,446,000 Institutional Shares for 23,446,000 Class R6 Shares. This exchange amounted to approximately $377,010,000.
(c)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$86,178	$19,526	$3,900	$7,546
Dividends and distributions reinvested	1,016	1,646	1,328	3,917
Cost of shares redeemed	(12,172)	(17,326)	(19,432)	(36,624)

Change in net assets from Class A capital transactions	$75,022	$3,846	$(14,204)	$(25,161)

Class B
Proceeds from shares issued	$245	$1,546	$58	$190
Dividends and distributions reinvested	58	123	12	57
Cost of shares redeemed	(1,476)	(4,090)	(803)	(2,236)

Change in net assets from Class B capital transactions	$(1,173)	$(2,421)	$(733)	$(1,989)

Class C
Proceeds from shares issued	$6,192	$2,940	$373	$1,132
Dividends and distributions reinvested	68	78	7	32
Cost of shares redeemed	(1,645)	(1,835)	(471)	(647)

Change in net assets from Class C capital transactions	$4,615	$1,183	$(91)	$517

Select Class
Proceeds from shares issued	$32,655	$45,511	$1,793	$382
Dividends and distributions reinvested	196	237	10	22
Cost of shares redeemed	(16,131)	(45,587)	(205)	(891)

Change in net assets from Select Class capital transactions	$16,720	$161	$1,598	$(487)

Total change in net assets from capital transactions	$95,184	$2,769	$(13,430)	$(27,120)

SHARE TRANSACTIONS:
Class A
Issued	9,941	2,583	156	319
Reinvested	125	221	52	166
Redeemed	(1,498)	(2,311)	(783)	(1,562)

Change in Class A Shares	8,568	493	(575)	(1,077)

Class B
Issued	30	208	2	9
Reinvested	7	17	1	2
Redeemed	(186)	(558)	(34)	(98)

Change in Class B Shares	(149)	(333)	(31)	(87)

Class C
Issued	740	391	16	52
Reinvested	8	10	— (a)	2
Redeemed	(208)	(247)	(21)	(31)

Change in Class C Shares	540	154	(5)	23

Select Class
Issued	3,942	5,981	65	16
Reinvested	24	32	1	1
Redeemed	(1,959)	(6,079)	(8)	(40)

Change in Select Class Shares	2,007	(66)	58	(23)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$22,876	$18,889	$2,695	$5,567
Dividends and distributions reinvested	—	—	111	136
Cost of shares redeemed	(18,943)	(33,981)	(3,981)	(6,673)

Change in net assets from Class A capital transactions	$3,933	$(15,092)	$(1,175)	$(970)

Class B
Proceeds from shares issued	$212	$1,197	$56	$140
Dividends and distributions reinvested	—	—	8	9
Cost of shares redeemed	(4,506)	(11,508)	(571)	(1,705)

Change in net assets from Class B capital transactions	$(4,294)	$(10,311)	$(507)	$(1,556)

Class C
Proceeds from shares issued	$8,555	$2,033	$280	$2,779
Dividends and distributions reinvested	—	—	8	9
Cost of shares redeemed	(1,253)	(2,630)	(1,033)	(870)

Change in net assets from Class C capital transactions	$7,302	$(597)	$(745)	$1,918

Class R2
Proceeds from shares issued	$10	$— (a)	$52	$—
Dividends and distributions reinvested	—	—	1	— (a)
Cost of shares redeemed	—	—	(10)	—

Change in net assets from Class R2 capital transactions	$10	$— (a)	$43	$— (a)

Class R5
Proceeds from shares issued	$12,688	$14,481	$28,407	$14,474
Dividends and distributions reinvested	—	—	290	1
Cost of shares redeemed	(1,105)	(4,371)	(3,679)	(4,168)

Change in net assets from Class R5 capital transactions	$11,583	$10,110	$25,018	$10,307

Class R6 (b)
Proceeds from shares issued	$50	$—	$50	$—
Dividends and distributions reinvested	—	—	— (a)	—

Change in net assets from Class R6 capital transactions	$50	$—	$50	$—

Select Class
Proceeds from shares issued	$33,098	$67,287	$24,799	$91,166
Dividends and distributions reinvested	—	—	38	32
Cost of shares redeemed	(59,215)	(168,756)	(35,866)	(67,062)

Change in net assets from Select Class capital transactions	$(26,117)	$(101,469)	$(11,029)	$24,136

Total change in net assets from capital transactions	$(7,533)	$(117,359)	$11,655	$33,835

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	1,168	1,138	262	564
Reinvested	—	—	10	14
Redeemed	(1,017)	(2,103)	(392)	(684)

Change in Class A Shares	151	(965)	(120)	(106)

Class B
Issued	11	84	6	15
Reinvested	—	—	1	1
Redeemed	(276)	(776)	(58)	(178)

Change in Class B Shares	(265)	(692)	(51)	(162)

Class C
Issued	488	141	28	281
Reinvested	—	—	1	1
Redeemed	(75)	(175)	(106)	(90)

Change in Class C Shares	413	(34)	(77)	192

Class R2
Issued	— (a)	—	6	—
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(1)	—

Change in Class R2 Shares	— (a)	—	5	— (a)

Class R5
Issued	608	933	2,970	1,510
Reinvested	—	—	28	— (a)
Redeemed	(58)	(265)	(366)	(422)

Change in Class R5 Shares	550	668	2,632	1,088

Class R6 (b)
Issued	3	—	5	—
Reinvested	—	—	— (a)	—

Change in Class R6 Shares	3	—	5	—

Select Class
Issued	1,629	4,156	2,502	9,308
Reinvested	—	—	4	3
Redeemed	(3,217)	(10,429)	(3,497)	(6,983)

Change in Select Class Shares	(1,588)	(6,273)	(991)	2,328

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Six Months Ended 12/31/2010 (Unaudited)		Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$102,923		$102,954
Dividends and distributions reinvested	388		1,214
Cost of shares redeemed	(32,951)		(31,944)

Change in net assets from Class A capital transactions	$70,360		$72,224

Class B
Proceeds from shares issued	$173		$1,924
Dividends and distributions reinvested	6		24
Cost of shares redeemed	(2,089)		(3,497)

Change in net assets from Class B capital transactions	$(1,910)		$(1,549)

Class C
Proceeds from shares issued	$11,499		$22,500
Dividends and distributions reinvested	26		73
Cost of shares redeemed	(5,113)		(5,195)

Change in net assets from Class C capital transactions	$6,412		$17,378

Class R2
Proceeds from shares issued	$2,182		$562
Dividends and distributions reinvested	2		2
Cost of shares redeemed	(198)		(90)

Change in net assets from Class R2 capital transactions	$1,986		$474

Class R5
Proceeds from shares issued	$171,895		$276,440
Dividends and distributions reinvested	1,120		507
Cost of shares redeemed	(289,183	)(b)	(45,806)

Change in net assets from Class R5 capital transactions	$(116,168)		$231,141

Class R6 (a)
Proceeds from shares issued	$270,135	(b)	$—
Dividends and distributions reinvested	—	(c)	—
Cost of shares redeemed	(7)		—

Change in net assets from Class R6 capital transactions	$270,128		$—

Institutional Class
Proceeds from shares issued	$73,586		$246,813
Subscriptions in-kind (See Note 9)	—		24,024
Dividends and distributions reinvested	891		1,764
Cost of shares redeemed	(102,790)		(119,301)

Change in net assets from Institutional Class capital transactions	$(28,313)		$153,300

Select Class
Proceeds from shares issued	$492,253		$846,933
Dividends and distributions reinvested	747		2,783
Cost of shares redeemed	(197,313)		(363,882)

Change in net assets from Select Class capital transactions	$295,687		$485,834

Total change in net assets from capital transactions	$498,182		$958,802

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	U.S. Equity Fund
	Six Months Ended 12/31/2010 (Unaudited)		Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	10,938		11,710
Reinvested	42		137
Redeemed	(3,532)		(3,602)

Change in Class A Shares	7,448		8,245

Class B
Issued	19		222
Reinvested	1		3
Redeemed	(226)		(405)

Change in Class B Shares	(206)		(180)

Class C
Issued	1,229		2,585
Reinvested	3		8
Redeemed	(555)		(598)

Change in Class C Shares	677		1,995

Class R2
Issued	225		62
Reinvested	—	(c)	— (c)
Redeemed	(21)		(10)

Change in Class R2 Shares	204		52

Class R5
Issued	18,752		30,126
Reinvested	119		61
Redeemed	(28,344	)(b)	(5,039)

Change in Class R5 Shares	(9,473)		25,148

Class R6 (a)
Issued	26,305	(b)	—
Reinvested	—	(c)	—

Change in Class R6 Shares	26,305		—

Institutional Class
Issued	7,944		28,000
Subscriptions in-kind (See Note 9)	—		2,830
Reinvested	95		200
Redeemed	(11,072)		(13,749)

Change in Institutional Class Shares	(3,033)		17,281

Select Class
Issued	52,821		96,102
Reinvested	81		318
Redeemed	(21,067)		(41,494)

Change in Select Class Shares	31,835		54,926

(a)	Commencement of offering of class of shares effective November 30, 2010.
(b)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 25,036,000 Class R5 Shares for 25,036,000 Class R6 Shares. This exchange amounted to approximately $257,117,000.
(c)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$13.07	$0.09	(e)	$2.98		$3.07	$(0.08)	$—
Year Ended June 30, 2010	11.52	0.18	(e)	1.54		1.72	(0.17)	—
Year Ended June 30, 2009	15.44	0.31	(e)(f)	(3.93	)(f)	(3.62)	(0.30)	—
Year Ended June 30, 2008	18.45	0.22	(e)	(3.00)		(2.78)	(0.23)	—
Year Ended June 30, 2007	15.33	0.18	(e)	3.15		3.33	(0.21)	—
January 1, 2006 through June 30, 2006(g)	15.14	0.09	(e)	0.18		0.27	(0.08)	—	(h)
Year Ended December 31, 2005	14.78	0.13	(e)	0.36		0.49	(0.13)	—

Class R6 (i)
Six Months Ended December 31, 2010 (Unaudited)	13.08	0.10	(e)	3.02		3.12	(0.12)	—
Year Ended June 30, 2010	11.52	0.24	(e)	1.56		1.80	(0.24)	—
Year Ended June 30, 2009	15.45	0.37	(e)(f)	(3.94	)(f)	(3.57)	(0.36)	—
Year Ended June 30, 2008	18.47	0.31	(e)	(3.02)		(2.71)	(0.31)	—
Year Ended June 30, 2007	15.33	0.26	(e)	3.17		3.43	(0.29)	—
January 1, 2006 through June 30, 2006 (g)	15.15	0.12	(e)	0.18		0.30	(0.12)	—	(h)
Year Ended December 31, 2005	14.79	0.21	(e)	0.36		0.57	(0.21)	—

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	13.09	0.13	(e)	2.97		3.10	(0.11)	—
Year Ended June 30, 2010	11.52	0.23	(e)	1.57		1.80	(0.23)	—
Year Ended June 30, 2009	15.45	0.32	(e)(f)	(3.90	)(f)	(3.58)	(0.35)	—
Year Ended June 30, 2008	18.47	0.29	(e)	(3.01)		(2.72)	(0.30)	—
Year Ended June 30, 2007	15.33	0.25	(e)	3.16		3.41	(0.27)	—
January 1, 2006 through June 30, 2006 (g)	15.15	0.12	(e)	0.17		0.29	(0.11)	—	(h)
Year Ended December 31, 2005	14.78	0.19	(e)	0.37		0.56	(0.19)	—

Select Class
Six Months Ended December 31, 2010 (Unaudited)	13.11	0.11	(e)	2.99		3.10	(0.10)	—
Year Ended June 30, 2010	11.54	0.21	(e)	1.56		1.77	(0.20)	—
Year Ended June 30, 2009	15.48	0.33	(e)(f)	(3.94	)(f)	(3.61)	(0.33)	—
Year Ended June 30, 2008	18.48	0.26	(e)	(3.00)		(2.74)	(0.26)	—
Year Ended June 30, 2007	15.34	0.22	(e)	3.16		3.38	(0.24)	—
January 1, 2006 through June 30, 2006 (g)	15.16	0.11	(e)	0.17		0.28	(0.10)	—	(h)
Year Ended December 31, 2005	14.80	0.17	(e)	0.36		0.53	(0.17)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.24, $0.30, $0.26, and $0.27, the net realized and unrealized gains (losses) on investments per share would have been $(3.98), $(3.99), $(3.95), and $(4.00), the total return would have been (24.09)%, (23.75)%, (23.76)%, and (23.97)%, and the net investment income (loss) ratio would have been 2.02%, 2.52%, 2.19% and 2.19% for Class A, Class R6, Institutional Class and Select Class, respectively.
(g)	The Fund changed its fiscal year end from December 31 to June 30.
(h)	Amount rounds to less than $0.01.
(i)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.06	23.53%		$1,993	0.84%	1.20%		0.91%	84%
13.07	14.88		1,425	0.85	1.27		0.95	169
11.52	(23.29	)(f)	965	0.85	2.59	(f)	0.97	92
15.44	(15.18)		1,487	0.85	1.26		0.92	72
18.45	21.82		1,628	0.85	1.07		0.92	59
15.33	1.78		1,141	0.85	1.14		0.95	34
15.14	3.33		957	0.87	0.87		1.04	44

16.08	23.87		427,863	0.34	1.29		0.41	84
13.08	15.51		35,855	0.35	1.76		0.45	169
11.52	(22.95	)(f)	83,583	0.35	3.09	(f)	0.47	92
15.45	(14.78)		112,725	0.35	1.76		0.42	72
18.47	22.53		135,785	0.35	1.55		0.42	59
15.33	1.95		153,648	0.35	1.62		0.45	34
15.15	3.87		125,344	0.35	1.41		0.43	44

16.08	23.72		113,751	0.44	1.69		0.51	84
13.09	15.49		194,273	0.45	1.68		0.55	169
11.52	(23.03	)(f)	124,398	0.45	2.76	(f)	0.58	92
15.45	(14.88)		73,219	0.45	1.66		0.52	72
18.47	22.40		115,178	0.45	1.47		0.51	59
15.33	1.89		219,916	0.45	1.54		0.54	34
15.15	3.84		310,294	0.45	1.31		0.52	44

16.11	23.66		11,359	0.59	1.45		0.66	84
13.11	15.28		8,983	0.60	1.55		0.70	169
11.54	(23.17	)(f)	10,514	0.60	2.76	(f)	0.72	92
15.48	(14.93)		17,063	0.60	1.45		0.68	72
18.48	22.16		68,341	0.60	1.32		0.66	59
15.34	1.85		254,182	0.60	1.42		0.70	34
15.16	3.61		90,359	0.60	1.17		0.68	44

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Dynamic Growth Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$11.44	$(0.05	)(f)	$3.44	$3.39	$—	$14.83
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	—	11.44
Year Ended June 30, 2009	14.07	(0.04)		(4.12)	(4.16)	—	9.91
November 30, 2007 (g) through June 30, 2008	15.00	(0.05)		(0.88)	(0.93)	— (h)	14.07

Class C
Six Months Ended December 31, 2010 (Unaudited)	11.29	(0.08	)(f)	3.39	3.31	—	14.60
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	—	11.29
Year Ended June 30, 2009	14.04	(0.09)		(4.11)	(4.20)	—	9.84
November 30, 2007 (g) through June 30, 2008	15.00	(0.09)		(0.87)	(0.96)	—	14.04

Class R5
Six Months Ended December 31, 2010 (Unaudited)	11.57	(0.02	)(f)	3.48	3.46	—	15.03
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	—	11.57
Year Ended June 30, 2009	14.11	0.01		(4.14)	(4.13)	—	(9.98)
November 30, 2007 (g) through June 30, 2008	15.00	(0.01)		(0.87)	(0.88)	(0.01)	14.11

Select Class
Six Months Ended December 31, 2010 (Unaudited)	11.51	(0.03	)(f)	3.46	3.43	—	14.94
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	—	11.51
Year Ended June 30, 2009	14.09	(0.01)		(4.13)	(4.14)	—	9.95
November 30, 2007 (g) through June 30, 2008	15.00	(0.03)		(0.87)	(0.90)	(0.01)	14.09

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)

Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

29.63%	$99	1.25%	(0.68)%	4.63%	32%
15.44	76	1.25	(0.61)	5.82	39
(29.57)	66	1.25	(0.37)	7.27	73
(6.17)	94	1.25	(0.60)	7.36	24

29.32	97	1.75	(1.18)	5.13	32
14.74	75	1.75	(1.11)	6.32	39
(29.91)	66	1.75	(0.87)	7.77	73
(6.40)	94	1.75	(1.10)	7.86	24

29.90	25	0.80	(0.23)	4.18	32
15.93	19	0.80	(0.17)	5.37	39
(29.27)	17	0.80	0.07	6.82	73
(5.88)	23	0.80	(0.15)	6.90	24

29.80	3,863	1.00	(0.40)	4.31	32
15.68	2,130	1.00	(0.36)	5.57	39
(29.38)	1,842	1.00	(0.12)	7.02	73
(6.02)	2,608	1.00	(0.35)	7.11	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$7.26	$0.10	(e)	$1.55	$1.65	$(0.10)	$—	$(0.10)
Year Ended June 30, 2010	6.35	0.17	(e)	0.91	1.08	(0.17)	—	(0.17)
Year Ended June 30, 2009	9.11	0.22	(e)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)
Year Ended June 30, 2008	12.42	0.28	(e)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)
Year Ended June 30, 2007	12.10	0.26	(e)	2.26	2.52	(0.26)	(1.94)	(2.20)
Year Ended June 30, 2006	15.57	0.27	(e)	0.79	1.06	(0.30)	(4.23)	(4.53)

Class B
Six Months Ended December 31, 2010 (Unaudited)	7.22	0.08	(e)	1.54	1.62	(0.08)	—	(0.08)
Year Ended June 30, 2010	6.30	0.13	(e)	0.92	1.05	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.36	0.22	(e)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.05	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.20	(e)	0.80	1.00	(0.24)	(4.23)	(4.47)

Class C
Six Months Ended December 31, 2010 (Unaudited)	7.20	0.08	(e)	1.54	1.62	(0.08)	—	(0.08)
Year Ended June 30, 2010	6.30	0.13	(e)	0.90	1.03	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.35	0.22	(e)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.04	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.21	(e)	0.78	0.99	(0.24)	(4.23)	(4.47)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	7.35	0.11	(e)	1.57	1.68	(0.11)	—	(0.11)
Year Ended June 30, 2010	6.42	0.20	(e)	0.92	1.12	(0.19)	—	(0.19)
Year Ended June 30, 2009	9.20	0.25	(e)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2008	12.53	0.31	(e)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)
Year Ended June 30, 2007	12.19	0.30	(e)	2.27	2.57	(0.29)	(1.94)	(2.23)
Year Ended June 30, 2006	15.65	0.32	(e)	0.79	1.11	(0.34)	(4.23)	(4.57)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.81	22.84%		$171,653	1.06%	2.41%	1.16%	15%
7.26	16.94		79,236	1.20	2.29	1.22	43
6.35	(22.86)		66,117	1.23	3.13	1.39	54
9.11	(16.48	)(f)	97,572	1.18	2.61	1.18	49
12.42	21.98		156,220	1.18	2.13	1.18	23
12.10	7.94		123,680	1.19	2.05	1.21	21

8.76	22.52		6,655	1.57	1.89	1.66	15
7.22	16.63		6,563	1.72	1.77	1.72	43
6.30	(23.39)		7,829	1.85	2.49	1.89	54
9.05	(16.99	)(f)	14,129	1.68	2.04	1.68	49
12.36	21.39		27,245	1.68	1.62	1.68	23
12.05	7.43		33,589	1.70	1.51	1.70	21

8.74	22.64		11,449	1.56	1.94	1.66	15
7.20	16.34		5,549	1.71	1.79	1.72	43
6.30	(23.36)		3,879	1.85	2.54	1.90	54
9.05	(16.92	)(f)	4,425	1.68	2.05	1.68	49
12.35	21.42		7,138	1.68	1.63	1.68	23
12.04	7.36		6,369	1.70	1.54	1.71	21

8.92	22.99		126,124	0.79	2.69	0.91	15
7.35	17.45		89,156	0.86	2.64	0.97	43
6.42	(22.59)		78,303	0.89	3.51	1.15	54
9.20	(16.26	)(f)	67,729	0.89	2.86	0.93	49
12.53	22.32		98,581	0.89	2.41	0.93	23
12.19	8.28		129,889	0.89	2.30	0.94	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$22.30	$0.15	(e)	$4.65		$4.80	$(0.12)	$—	$(0.12)
Year Ended June 30, 2010	19.46	0.35	(e)	2.83		3.18	(0.34)	—	(0.34)
Year Ended June 30, 2009	27.97	0.44	(e)(f)	(8.52	)(f)	(8.08)	(0.43)	—	(0.43)
Year Ended June 30, 2008	40.42	0.39	(e)	(7.22)		(6.83)	(0.37)	(5.25)	(5.62)
Year Ended June 30, 2007	34.67	0.35	(e)	7.49		7.84	(0.35)	(1.74)	(2.09)
January 1, 2006 through June 30, 2006 (g)	33.55	0.15	(e)	1.11		1.26	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.00	0.23	(e)	0.99		1.22	(0.24)	(0.43)	(0.67)

Class B
Six Months Ended December 31, 2010 (Unaudited)	21.80	0.08	(e)	4.55		4.63	(0.06)	—	(0.06)
Year Ended June 30, 2010	19.03	0.23	(e)	2.76		2.99	(0.22)	—	(0.22)
Year Ended June 30, 2009	27.36	0.32	(e)(f)	(8.32	)(f)	(8.00)	(0.33)	—	(0.33)
Year Ended June 30, 2008	39.67	0.21	(e)	(7.07)		(6.86)	(0.20)	(5.25)	(5.45)
Year Ended June 30, 2007	34.05	0.16	(e)	7.35		7.51	(0.15)	(1.74)	(1.89)
January 1, 2006 through June 30, 2006 (g)	32.95	0.06	(e)	1.09		1.15	(0.05)	—	(0.05)
Year Ended December 31, 2005	32.41	0.05	(e)	0.99		1.04	(0.07)	(0.43)	(0.50)

Class C
Six Months Ended December 31, 2010 (Unaudited)	20.77	0.08	(e)	4.33		4.41	(0.07)	—	(0.07)
Year Ended June 30, 2010	18.15	0.21	(e)	2.66		2.87	(0.25)	—	(0.25)
Year Ended June 30, 2009	26.13	0.31	(e)(f)	(7.95	)(f)	(7.64)	(0.34)	—	(0.34)
Year Ended June 30, 2008	38.18	0.21	(e)	(6.79)		(6.58)	(0.22)	(5.25)	(5.47)
Year Ended June 30, 2007	32.86	0.16	(e)	7.08		7.24	(0.18)	(1.74)	(1.92)
January 1, 2006 through June 30, 2006 (g)	31.81	0.06	(e)	1.05		1.11	(0.06)	—	(0.06)
Year Ended December 31, 2005	31.33	0.06	(e)	0.95		1.01	(0.10)	(0.43)	(0.53)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	23.18	0.19	(e)	4.84		5.03	(0.16)	—	(0.16)
Year Ended June 30, 2010	20.21	0.43	(e)	2.95		3.38	(0.41)	—	(0.41)
Year Ended June 30, 2009	29.02	0.52	(e)(f)	(8.82	)(f)	(8.30)	(0.51)	—	(0.51)
Year Ended June 30, 2008	41.71	0.50	(e)	(7.49)		(6.99)	(0.45)	(5.25)	(5.70)
Year Ended June 30, 2007	35.71	0.48	(e)	7.72		8.20	(0.46)	(1.74)	(2.20)
January 1, 2006 through June 30, 2006 (g)	34.55	0.22	(e)	1.14		1.36	(0.20)	—	(0.20)
Year Ended December 31, 2005	33.96	0.37	(e)	1.01		1.38	(0.36)	(0.43)	(0.79)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.41, $0.29, $0.28, and $0.49, the net realized and unrealized gains (losses) on investments per share would have been $(8.57), $(8.37), $(7.99), and $(8.88), the total return would have been (29.17)%, (29.54)%, (29.51)%, and (28.93)%, and the net investment income (loss) ratio would have been 1.93%, 1.40%, 1.41%, and 2.01% for Class A, Class B, Class C, and Select Class, respectively.
(g)	The Fund changed its fiscal year end from December 31 to June 30.
(h)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$26.98	21.57%		$306,976	1.19%	1.19%		1.19%	17%
22.30	16.25		266,587	1.21	1.49		1.21	41
19.46	(28.88	)(f)	253,559	1.27	2.06	(f)	1.28	52
27.97	(18.43)		413,710	1.16	1.15		1.16	69
40.42	23.20		581,817	1.17	0.94		1.17	49
34.67	3.76		523,111	1.26	0.85		1.30	16
33.55	3.72		543,010	1.24	0.68		1.24	41	(h)

26.37	21.26		5,182	1.68	0.69		1.69	17
21.80	15.66		4,959	1.71	1.01		1.72	41
19.03	(29.24	)(f)	5,976	1.77	1.53	(f)	1.78	52
27.36	(18.84)		12,097	1.66	0.62		1.66	69
39.67	22.61		21,336	1.67	0.43		1.67	49
34.05	3.50		28,724	1.76	0.34		1.80	16
32.95	3.21		38,820	1.74	0.16		1.74	41	(h)

25.11	21.26		3,257	1.68	0.69		1.69	17
20.77	15.72		2,797	1.70	0.97		1.71	41
18.15	(29.24	)(f)	2,027	1.77	1.54	(f)	1.78	52
26.13	(18.85)		3,598	1.66	0.64		1.66	69
38.18	22.61		5,349	1.67	0.44		1.67	49
32.86	3.50		5,324	1.76	0.34		1.80	16
31.81	3.21		5,645	1.74	0.19		1.74	41	(h)

28.05	21.74		3,610	0.90	1.48		0.94	17
23.18	16.63		1,646	0.89	1.80		0.97	41
20.21	(28.61	)(f)	1,905	0.90	2.14	(f)	1.04	52
29.02	(18.23)		8,596	0.90	1.45		0.91	69
41.71	23.57		9,431	0.87	1.22		0.90	49
35.71	3.95		3,415	0.90	1.24		1.05	16
34.55	4.08		3,692	0.90	1.09		1.06	41	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$15.86	$(0.01	)(e)	$5.12		$5.11	$—	$20.97
Year Ended June 30, 2010	13.38	(0.04	)(e)	2.52	(f)	2.48	—	15.86
Year Ended June 30, 2009	19.50	0.01	(e)	(6.11	)(g)	(6.10)	(0.02)	13.38
Year Ended June 30, 2008	18.67	(0.07	)(e)	0.90		0.83	—	19.50
Year Ended June 30, 2007	16.03	(0.05	)(e)	2.69		2.64	—	18.67
Year Ended June 30, 2006	14.96	(0.06	)(e)	1.13		1.07	—	16.03

Class B
Six Months Ended December 31, 2010 (Unaudited)	14.20	(0.05	)(e)	4.57		4.52	—	18.72
Year Ended June 30, 2010	12.05	(0.12	)(e)	2.27	(f)	2.15	—	14.20
Year Ended June 30, 2009	17.65	(0.07	)(e)	(5.52	)(g)	(5.59)	(0.01)	12.05
Year Ended June 30, 2008	16.99	(0.16	)(e)	0.82		0.66	—	17.65
Year Ended June 30, 2007	14.65	(0.13	)(e)	2.47		2.34	—	16.99
Year Ended June 30, 2006	13.75	(0.13	)(e)	1.03		0.90	—	14.65

Class C
Six Months Ended December 31, 2010 (Unaudited)	14.09	(0.04	)(e)	4.52		4.48	—	18.57
Year Ended June 30, 2010	11.95	(0.12	)(e)	2.26	(f)	2.14	—	14.09
Year Ended June 30, 2009	17.50	(0.06	)(e)	(5.48	)(g)	(5.54)	(0.01)	11.95
Year Ended June 30, 2008	16.84	(0.16	)(e)	0.82		0.66	—	17.50
Year Ended June 30, 2007	14.53	(0.13	)(e)	2.44		2.31	—	16.84
Year Ended June 30, 2006	13.63	(0.13	)(e)	1.03		0.90	—	14.53

Class R2
Six Months Ended December 31, 2010 (Unaudited)	15.81	(0.03	)(e)	5.08		5.05	—	20.86
Year Ended June 30, 2010	13.37	(0.08	)(e)	2.52	(f)	2.44	—	15.81
November 3, 2008(i) through June 30, 2009	13.68	0.01	(e)	(0.31	)(g)	(0.30)	(0.01)	13.37

Class R5
Six Months Ended December 31, 2010 (Unaudited)	15.81	0.03	(e)	5.10		5.13	—	20.94
Year Ended June 30, 2010	13.28	0.03	(e)	2.50	(f)	2.53	—	15.81
April 14, 2009(i) through June 30, 2009	12.47	0.01	(e)	0.81		0.82	(0.01)	13.28

Class R6
November 30, 2010(i) through December 31, 2010	19.94	0.01	(e)	0.99		1.00	—	20.94

Select Class
Six Months Ended December 31, 2010 (Unaudited)	15.79	0.01	(e)	5.08		5.09	—	20.88
Year Ended June 30, 2010	13.28	—	(e)(j)	2.51	(f)	2.51	—	15.79
Year Ended June 30, 2009	19.33	0.04	(e)	(6.06	)(g)	(6.02)	(0.03)	13.28
Year Ended June 30, 2008	18.46	(0.02	)(e)	0.89		0.87	—	19.33
Year Ended June 30, 2007	15.80	(0.01	)(e)	2.67		2.66	—	18.46
Year Ended June 30, 2006	14.71	(0.02	)(e)	1.11		1.09	—	15.80

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was less than $0.01 and 0.01% impact on the net realized and unrealized gains (losses) on investments per share and the total return, respectively.
(g)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(6.18), $(5.59), $(5.55), $(0.38), and $(6.13), and the total return would have been (31.62)%, (32.08)%, (32.01)%, (2.74)% and (31.49)% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.
(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

32.22%		$233,911	1.14%	(0.08)%	1.32%	23%
18.54	(f)	174,585	1.24	(0.27)	1.31	61
(31.26	)(g)	160,168	1.24	0.05	1.45	124
4.45	(h)	251,333	1.24	(0.36)	1.28	52
16.47		227,544	1.24	(0.29)	1.26	35
7.15		207,103	1.24	(0.36)	1.30	49

31.83		22,528	1.65	(0.60)	1.82	23
17.84	(f)	20,842	1.77	(0.80)	1.82	61
(31.69	)(g)	26,025	1.78	(0.52)	1.93	124
3.88	(h)	60,623	1.77	(0.88)	1.78	52
15.97		107,034	1.76	(0.81)	1.76	35
6.55		161,461	1.78	(0.90)	1.80	49

31.80		16,353	1.64	(0.49)	1.81	23
17.91	(f)	6,588	1.77	(0.80)	1.81	61
(31.67	)(g)	5,996	1.78	(0.50)	1.94	124
3.92	(h)	12,465	1.77	(0.88)	1.78	52
15.90		11,602	1.76	(0.81)	1.76	35
6.60		11,163	1.78	(0.89)	1.81	49

31.94		88	1.38	(0.31)	1.57	23
18.25	(f)	58	1.48	(0.52)	1.56	61
(2.16	)(g)	49	1.49	0.16	1.80	124

32.45		25,572	0.76	0.30	0.87	23
19.05	(f)	10,618	0.78	0.20	0.85	61
6.56		53	0.79	0.19	1.17	124

5.02		53	0.69	0.55	0.77	23

32.24		364,088	0.96	0.10	1.07	23
18.90	(f)	300,304	0.99	(0.02)	1.07	61
(31.13	)(g)	335,992	0.99	0.29	1.19	124
4.71	(h)	581,830	0.99	(0.10)	1.03	52
16.84		669,951	0.99	(0.04)	1.01	35
7.41		824,532	0.99	(0.12)	1.05	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$9.15	$0.06	(e)	$1.94		$2.00	$(0.06)	$—	$(0.06)
Year Ended June 30, 2010	8.09	0.09	(e)	1.04		1.13	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.66	0.18	(e)(f)	(2.54	)(f)	(2.36)	(0.21)	—	(0.21)
Year Ended June 30, 2008	18.54	0.20	(e)	(3.94)		(3.74)	(0.17)	(3.97)	(4.14)
Year Ended June 30, 2007	16.55	0.23	(e)	3.52		3.75	(0.23)	(1.53)	(1.76)
Year Ended June 30, 2006	15.84	0.21	(e)	1.18		1.39	(0.22)	(0.46)	(0.68)

Class B
Six Months Ended December 31, 2010 (Unaudited)	9.02	0.03	(e)	1.91		1.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	7.99	0.04	(e)	1.02		1.06	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.52	0.13	(e)(f)	(2.50	)(f)	(2.37)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.38	0.13	(e)	(3.92)		(3.79)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.42	0.14	(e)	3.50		3.64	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.72	0.13	(e)	1.17		1.30	(0.14)	(0.46)	(0.60)

Class C
Six Months Ended December 31, 2010 (Unaudited)	8.97	0.03	(e)	1.90		1.93	(0.03)	—	(0.03)
Year Ended June 30, 2010	7.95	0.04	(e)	1.01		1.05	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.47	0.14	(e)(f)	(2.50	)(f)	(2.36)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.32	0.13	(e)	(3.91)		(3.78)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.37	0.13	(e)	3.50		3.63	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.69	0.13	(e)	1.15		1.28	(0.14)	(0.46)	(0.60)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	9.13	0.05	(e)	1.93		1.98	(0.05)	—	(0.05)
Year Ended June 30, 2010	8.08	0.07	(e)	1.03		1.10	(0.05)	—	(0.05)
November 3, 2008(h) through June 30, 2009	8.10	0.11	(e)(f)	0.02	(f)	0.13	(0.15)	—	(0.15)

Class R5
Six Months Ended December 31, 2010 (Unaudited)	9.07	0.08	(e)	1.92		2.00	(0.08)	—	(0.08)
Year Ended June 30, 2010	8.01	0.14	(e)	1.02		1.16	(0.10)	—	(0.10)
Year Ended June 30, 2009	10.52	0.25	(e)(f)	(2.54	)(f)	(2.29)	(0.22)	—	(0.22)
Year Ended June 30, 2008	18.37	0.27	(e)	(3.91)		(3.64)	(0.24)	(3.97)	(4.21)
Year Ended June 30, 2007	16.41	0.30	(e)	3.50		3.80	(0.31)	(1.53)	(1.84)
May 15, 2006(h) through June 30, 2006	16.65	0.04	(e)	(0.19)		(0.15)	(0.09)	—	(0.09)

Class R6
November 30, 2010(h) through December 31, 2010	10.19	0.01	(e)	0.83		0.84	(0.04)	—	(0.04)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	9.04	0.07	(e)	1.91		1.98	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.99	0.12	(e)	1.01		1.13	(0.08)	—	(0.08)
Year Ended June 30, 2009	10.53	0.20	(e)(f)	(2.51	)(f)	(2.31)	(0.23)	—	(0.23)
Year Ended June 30, 2008	18.39	0.24	(e)	(3.92)		(3.68)	(0.21)	(3.97)	(4.18)
Year Ended June 30, 2007	16.42	0.27	(e)	3.50		3.77	(0.27)	(1.53)	(1.80)
Year Ended June 30, 2006	15.73	0.25	(e)	1.17		1.42	(0.27)	(0.46)	(0.73)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.16, $0.11, $0.11, $0.09, $0.23 and $0.18, the net realized and unrealized gains (losses) on investments per share would have been $(2.59), $(2.55), $(2.54), $(0.03), $(2.59) and $(2.56), the total return would have been (22.67)%, (23.00)%, (23.02)%, 1.07%, (22.27)% and (22.46)%, and the net investment income (loss) ratio would have been 1.89%, 1.34%, 1.40%, 1.87%, 2.76% and 2.17% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.09	21.85%		$25,665	1.00%	1.17%		1.10%	26%
9.15	13.86		22,273	1.10	0.95		1.10	86
8.09	(22.00	)(f)	20,557	1.16	2.17	(f)	1.17	108
10.66	(23.52	)(g)	31,227	1.09	1.39		1.09	93
18.54	23.49		48,264	1.07	1.27		1.07	77
16.55	8.93		44,110	1.08	1.31		1.11	72

10.93	21.53		2,947	1.50	0.66		1.60	26
9.02	13.19		2,891	1.60	0.45		1.60	86
7.99	(22.32	)(f)	3,858	1.66	1.61	(f)	1.67	108
10.52	(24.04	)(g)	7,337	1.59	0.89		1.59	93
18.38	22.89		14,870	1.57	0.77		1.57	77
16.42	8.37		15,437	1.58	0.81		1.61	72

10.87	21.53		3,366	1.50	0.66		1.60	26
8.97	13.22		3,473	1.59	0.45		1.60	86
7.95	(22.34	)(f)	1,551	1.66	1.67	(f)	1.67	108
10.47	(24.06	)(g)	2,830	1.59	0.89		1.59	93
18.32	22.92		5,143	1.57	0.77		1.57	77
16.37	8.30		4,850	1.58	0.82		1.61	72

11.06	21.72		120	1.23	0.95		1.34	26
9.13	13.54		58	1.35	0.70		1.35	86
8.08	1.95	(f)	51	1.46	2.29	(f)	1.47	108

10.99	22.06		40,956	0.61	1.60		0.65	26
9.07	14.39		9,930	0.64	1.43		0.64	86
8.01	(21.58	)(f)	57	0.70	3.04	(f)	0.70	108
10.52	(23.36	)(g)	30,165	0.64	1.87		0.64	93
18.37	24.04		37,350	0.62	1.70		0.62	77
16.41	(0.92)		9,729	0.64	2.12		0.74	72

10.99	8.29		54	0.55	1.53		0.58	26

10.95	21.90		496,466	0.81	1.35		0.85	26
9.04	14.13		418,647	0.85	1.20		0.85	86
7.99	(21.78	)(f)	351,537	0.91	2.44	(f)	0.92	108
10.53	(23.43	)(g)	508,456	0.84	1.66		0.84	93
18.39	23.83		710,573	0.82	1.53		0.82	77
16.42	9.16		897,848	0.83	1.57		0.86	72

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$8.30	$0.04	(e)	$1.93	$1.97	$(0.02)	$—	$(0.02)
Year Ended June 30, 2010	7.35	0.07	(e)	0.95	1.02	(0.07)	—	(0.07)
Year Ended June 30, 2009	9.56	0.11	(e)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)
Year Ended June 30, 2008	12.36	0.10	(e)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)
Year Ended June 30, 2007	11.28	0.10	(e)	2.47	2.57	(0.10)	(1.39)	(1.49)
January 1, 2006 through June 30, 2006 (g)	10.99	0.05	(e)	0.29	0.34	(0.05)	—	(0.05)
Year Ended December 31, 2005	10.99	0.07	(e)	0.16	0.23	(0.07)	(0.16)	(0.23)

Class B
Six Months Ended December 31, 2010 (Unaudited)	8.20	0.02	(e)	1.90	1.92	(0.01)	—	(0.01)
Year Ended June 30, 2010	7.26	0.03	(e)	0.93	0.96	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.24	0.04	(e)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)
Year Ended June 30, 2007	11.18	0.04	(e)	2.45	2.49	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (g)	10.90	0.02	(e)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(e)	0.16	0.18	(0.02)	(0.16)	(0.18)

Class C
Six Months Ended December 31, 2010 (Unaudited)	8.18	0.02	(e)	1.89	1.91	(0.01)	—	(0.01)
Year Ended June 30, 2010	7.25	0.03	(e)	0.93	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2009	9.44	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.23	0.04	(e)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)
Year Ended June 30, 2007	11.18	0.04	(e)	2.44	2.48	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (g)	10.90	0.02	(e)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(e)	0.16	0.18	(0.02)	(0.16)	(0.18)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	8.29	0.03	(e)	1.92	1.95	(0.02)	—	(0.02)
Year Ended June 30, 2010	7.35	0.05	(e)	0.95	1.00	(0.06)	—	(0.06)
November 3, 2008(h) through June 30, 2009	7.36	0.07	(e)	0.04	0.11	(0.07)	(0.05)	(0.12)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(g)	The Fund changed its fiscal year end from December 31 to June 30.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.25	23.74%		$304,488	0.98%	0.90%	1.05%	34%
8.30	13.83		184,862	1.05	0.84	1.08	84
7.35	(21.36)		103,103	1.05	1.49	1.12	101
9.56	(10.55	)(f)	120,365	1.05	0.91	1.07	103
12.36	24.09		143,393	1.05	0.85	1.10	112
11.28	3.10		137,548	1.05	0.81	1.12	85
10.99	2.11		151,595	1.04	0.69	1.07	83

10.11	23.38		8,003	1.49	0.38	1.55	34
8.20	13.25		8,190	1.57	0.33	1.58	84
7.26	(21.70)		8,559	1.57	0.96	1.61	101
9.45	(11.08	)(f)	12,548	1.57	0.38	1.57	103
12.24	23.50		22,375	1.57	0.33	1.60	112
11.18	2.76		28,469	1.57	0.28	1.62	85
10.90	1.62		35,022	1.56	0.16	1.58	83

10.08	23.34		41,132	1.49	0.39	1.55	34
8.18	13.26		27,838	1.57	0.32	1.58	84
7.25	(21.69)		10,216	1.57	0.97	1.62	101
9.44	(11.03	)(f)	8,589	1.57	0.40	1.57	103
12.23	23.43		9,417	1.57	0.33	1.60	112
11.18	2.77		9,372	1.57	0.29	1.62	85
10.90	1.64		10,257	1.56	0.17	1.58	83

10.22	23.51		2,693	1.22	0.60	1.30	34
8.29	13.56		492	1.30	0.57	1.33	84
7.35	1.70		51	1.30	1.47	1.39	101

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund (Continued)
Class R5
Six Months Ended December 31, 2010 (Unaudited)	8.31	0.06	(e)	1.92	1.98	(0.03)	—	(0.03)
Year Ended June 30, 2010	7.36	0.12	(e)	0.94	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2009	9.55	0.16	(e)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.16	(e)	2.46	2.62	(0.15)	(1.39)	(1.54)
May 15, 2006(g) through June 30, 2006	11.48	0.02	(e)	(0.19)	(0.17)	(0.04)	—	(0.04)

Class R6
November 30, 2010(g) through December 31, 2010	9.59	—	(e)(h)	0.68	0.68	(0.01)	—	(0.01)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	8.31	0.06	(e)	1.92	1.98	(0.03)	—	(0.03)
Year Ended June 30, 2010	7.35	0.11	(e)	0.95	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2009	9.55	0.14	(e)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.15	(e)	2.47	2.62	(0.15)	(1.39)	(1.54)
January 1, 2006 through June 30, 2006 (i)	10.98	0.07	(e)	0.29	0.36	(0.07)	—	(0.07)
Year Ended December 31, 2005	10.97	0.12	(e)	0.17	0.29	(0.12)	(0.16)	(0.28)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	8.30	0.05	(e)	1.91	1.96	(0.02)	—	(0.02)
Year Ended June 30, 2010	7.35	0.10	(e)	0.94	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.54	0.13	(e)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)
Year Ended June 30, 2008	12.34	0.13	(e)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)
Year Ended June 30, 2007	11.26	0.13	(e)	2.47	2.60	(0.13)	(1.39)	(1.52)
January 1, 2006 through June 30, 2006 (i)	10.98	0.06	(e)	0.28	0.34	(0.06)	—	(0.06)
Year Ended December 31, 2005	10.97	0.10	(e)	0.17	0.27	(0.10)	(0.16)	(0.26)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.
(i)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

10.26	23.90		161,651	0.58	1.35	0.60	34
8.31	14.30		209,619	0.59	1.39	0.63	84
7.36	(20.91)		596	0.59	2.08	0.65	101
9.55	(10.16	)(f)	96,194	0.59	1.42	0.62	103
12.35	24.66		43,851	0.59	1.31	0.65	112
11.27	(1.47)		4,585	0.59	1.25	0.73	85

10.26	7.06		269,995	0.52	0.15	0.55	34

10.26	23.87		514,148	0.63	1.25	0.65	34
8.31	14.40		441,540	0.64	1.25	0.68	84
7.35	(21.04)		263,859	0.64	1.88	0.72	101
9.55	(10.20	)(f)	249,806	0.64	1.33	0.67	103
12.35	24.60		223,850	0.64	1.27	0.70	112
11.27	3.31		221,627	0.64	1.22	0.72	85
10.98	2.62		208,614	0.64	1.12	0.67	83

10.24	23.69		2,476,718	0.78	1.10	0.80	34
8.30	14.10		1,741,650	0.79	1.10	0.83	84
7.35	(21.04)		1,138,732	0.79	1.76	0.87	101
9.54	(10.34	)(f)	987,949	0.79	1.17	0.82	103
12.34	24.44		1,099,173	0.79	1.11	0.85	112
11.26	3.14		1,049,744	0.79	1.07	0.87	85
10.98	2.45		1,340,801	0.78	0.95	0.81	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Currently, Class A, Class C and Class R5 Shares of the Dynamic Growth Fund are not publicly offered for investment. Effective August 6, 2010, Select Class Shares of the Dynamic Growth Fund were publicly offered for investment.

Class R6 Shares commenced operations on November 30, 2010, for the Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund.

Class R2 and Class R5 Shares for Equity Income Fund will commence operations on February 28, 2011.

Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating,

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Disciplined Equity Fund
Total Investments in Securities #	$566,707	$889	$—	$567,596

Appreciation in Other Financial Instruments
Futures Contracts	$38	$—	$—	$38

Dynamic Growth Fund
Total Investments in Securities ##	$3,862	$263	$—	$4,125

Equity Income Fund
Total Investments in Securities ###	$263,594	$3,354	$—	$266,948

Growth and Income Fund
Total Investments in Securities ###	$324,337	$2,163	$—	326,500

Large Cap Growth Fund
Total Investments in Securities ####	$628,934	$24,051	$—	$652,985

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

Large Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$60,073	$—	$—	$60,073
Consumer Staples	39,367	—	—	39,367
Energy	80,617	—	—	80,617
Financials	150,259	—	2,272	152,531
Health Care	75,829	—	—	75,829
Industrials	47,286	—	—	47,286
Information Technology	40,883	—	—	40,883
Materials	21,956	—	—	21,956
Telecommunication Services	24,080	—	—	24,080
Utilities	20,929	—	—	20,929

Total Common Stocks	561,279	—	2,272	563,551

Short-Term Investment
Investment Company	5,889	—	—	5,889
Investment of Cash Collateral for Securities on Loan
Investment Company	5,035	—	—	5,035

Total Investments in Securities	$572,203	$—	$2,272	$574,475

U.S. Equity Fund
Total Investments in Securities #####	$3,833,554	$9,528	$—	$3,843,082

Appreciation in Other Financial Instruments
Futures Contracts	$287	$—	$—	$287

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of two ADRs, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.
###	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of an ADR, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.
####	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of four ADRs, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.
#####	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral and an ADR, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2010.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Large Cap Value Fund	Balance as of 6/30/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/10
Investments in Securities
Common Stocks — Financials	$2,646	$—	$(374)	$—	$—	$—	$—	$2,272

Transfers into, or out of Level 3 are valued utilizing values as of the beginning of the period.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) was approximately $(374,000) for Large Cap Value Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2010 (amounts in thousands):

	Value	Percentage
Large Cap Value Fund	$2,272	0.4%

C. Futures Contracts — The Disciplined Equity Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ derivatives activities during the six months ended December 31, 2010 (amounts in thousands):

	Disciplined Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$4,548	$81,973
Ending Notional Balance Long	5,576	58,014

D. Securities Lending — Each Fund (except Dynamic Growth Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund. JPMorgan Chase Bank, N.A. (“JPMCB”) serves as lending agent for Large Cap Growth Fund and Large Cap Value Fund pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

For the six months ended December 31, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Disciplined Equity Fund	$12
Equity Income Fund	20
Growth and Income Fund	20
Large Cap Growth Fund	5
Large Cap Value Fund	7
U.S. Equity Fund	116

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar-denominated and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Disciplined Equity Fund	$6,576	$6,704	$6,704
Equity Income Fund	15,224	15,605	15,605
Growth and Income Fund	7,300	7,470	7,470
Large Cap Growth Fund	3,479	3,633	3,633
Large Cap Value Fund	4,911	5,035	5,035
U.S. Equity Fund	79,151	81,196	81,196

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Disciplined Equity Fund	$6
Equity Income Fund	11
Growth and Income Fund	11
Large Cap Growth Fund	3
Large Cap Value Fund	1
U.S. Equity Fund	63

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the securities lending agreement with JPMCB, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

The Funds incurred lending agent fees to JPMCB as follows for the six months ended December 31, 2010 (amounts in thousands):

	Lending Agent Fees Incurred
Large Cap Growth Fund	$1
Large Cap Value Fund	—	(a)

(a)	Amount rounds to less than $1,000.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund, which are declared and paid annually, and the Equity Income Fund, which are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2010, the annualized effective rate of each Fund’s average daily net assets was 0.10%.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Income Fund	0.25	0.75%	0.75	n/a
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50%
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Disciplined Equity Fund	$—	(a)	$—
Equity Income Fund	18		4
Growth and Income Fund	6		3
Large Cap Growth Fund	12		10
Large Cap Value Fund	3		4
U.S. Equity Fund	86		16

(a)	Amount rounds to less than $1,000.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	n/a	n/a	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25%	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%	n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25	n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Income Fund	1.04	1.54%	1.54	n/a	n/a	n/a	n/a	0.79
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	n/a	n/a	0.90
Large Cap Growth Fund	1.10	1.60	1.60	1.35%	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.95	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97	1.47	1.47	1.22	0.59	0.54	0.64	0.79

Prior to September 1, 2010, the contractual expense limitations for the Equity Income Fund were 1.24%, 1.99%, 1.99% and 0.89% for Class A, Class B, Class C and Select Class shares, respectively.

Prior to September 1, 2010, the contractual expense limitations for the Large Cap Growth Fund were 1.24%, 1.78%, 1.78%, 1.49%, 0.79% and 0.99% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

Prior to September 1, 2010, the contractual expense limitations for the Large Cap Value Fund were 1.24%, 1.99%, 1.99%, 1.49%, 0.79% and 0.99% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

Prior to September 1, 2010, the contractual expense limitations for the U.S. Equity Fund were 1.05%, 1.57%, 1.57% and 1.30% for Class A, Class B, Class C and Class R2 Shares, respectively.

Prior to November 1, 2010, the contractual expense limitations for the Disciplined Equity Fund were 0.95% and 0.75% for Class A and Select Class Shares, respectively.

Except as noted above, the contractual expense limitation agreements were in effect for the six months ended December 31, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

For the six months ended December 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund	$30	$85	$—	$115	$—
Dynamic Growth Fund	9	1	1	11	39
Equity Income Fund	100	—	12	112	—
Large Cap Growth Fund	77	182	125	384	—
Large Cap Value Fund	81	—	10	91	—
U.S. Equity Fund	43	—	327	370	—

	Voluntary Waivers
	Investment Advisory	Administration	Total
Disciplined Equity Fund	$1	$2	$3

Additionally, the Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2010 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Disciplined Equity Fund	$7
Equity Income Fund	4
Growth and Income Fund	6
Large Cap Growth Fund	13
Large Cap Value Fund	4
U.S. Equity Fund	68

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

4. Investment Transactions

During the six months ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Disciplined Equity Fund	$544,744	$308,509	$—	$—
Dynamic Growth Fund	2,134	921	—	—
Equity Income Fund	55,535	31,327	—	—
Growth and Income Fund	49,505	66,857	—	—
Large Cap Growth Fund	125,662	163,799	—	—
Large Cap Value Fund	139,940	134,320	—	—
U.S. Equity Fund	1,642,591	1,029,279	—	11,044

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$474,715	$93,534	$653	$92,881
Dynamic Growth Fund	3,159	973	7	966
Equity Income Fund	200,152	68,357	1,561	66,796
Growth and Income Fund	250,678	78,608	2,786	75,822
Large Cap Growth Fund	410,344	243,593	952	242,641
Large Cap Value Fund	447,764	128,017	1,306	126,711
U.S. Equity Fund	3,031,597	813,108	1,623	811,485

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or the unsecured, uncommitted credit facility or another fund at December 31, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Dynamic Growth Fund, Equity Income Fund and U.S. Equity Fund.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

In addition, the J.P. Morgan Access Funds, JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, each owns, in the aggregate more than 10% of the net assets of the Funds as follows:

	JPMorgan Access Funds	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	n/a	69.0%
Equity Income Fund	10.7%	n/a	n/a
Large Cap Growth Fund	n/a	40.9%	n/a
Large Cap Value Fund	n/a	84.2	n/a
U.S. Equity Fund	n/a	19.8	n/a

Significant shareholder transactions, if any, may impact the Funds’ performance.

Additionally, the Advisor owns a significant portion of the outstanding shares of the Dynamic Growth Fund and Large Cap Value Fund.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Transfers-In-Kind

For the year ended June 30, 2010, certain shareholders of the U.S. Equity Fund purchased shares and the U.S. Equity Fund received portfolio securities primarily by means of a subscription in-kind for shares of the U.S. Equity Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
U.S. Equity Fund	09/21/09	$6,506	Subscription in-kind
U.S. Equity Fund	09/30/09	17,518	Subscription in-kind

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010 and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During, July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual*	$1,000.00	$1,235.30	$4.73	0.84%
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual*	1,000.00	1,238.70	1.92	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34
Institutional Class
Actual*	1,000.00	1,237.20	2.48	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Select Class
Actual*	1,000.00	1,236.60	3.33	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59

Dynamic Growth Fund
Class A
Actual*	1,000.00	1,295.50	7.23	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	1,293.20	10.12	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class R5
Actual*	1,000.00	1,299.00	4.64	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	1,298.00	5.79	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During, July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Equity Income Fund
Class A
Actual*	1,000.00	1,228.40	5.95	1.06
Hypothetical*	1,000.00	1,019.86	5.40	1.06
Class B
Actual*	1,000.00	1,225.20	8.81	1.57
Hypothetical*	1,000.00	1,017.29	7.98	1.57
Class C
Actual*	1,000.00	1,226.40	8.75	1.56
Hypothetical*	1,000.00	1,017.34	7.93	1.56
Select Class
Actual*	1,000.00	1,229.90	4.44	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79

Growth and Income Fund
Class A
Actual*	1,000.00	1,215.70	6.65	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class B
Actual*	1,000.00	1,212.60	9.37	1.68
Hypothetical*	1,000.00	1,016.74	8.54	1.68
Class C
Actual*	1,000.00	1,212.60	9.37	1.68
Hypothetical*	1,000.00	1,016.74	8.54	1.68
Select Class
Actual*	1,000.00	1,217.40	5.03	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90

Large Cap Growth Fund
Class A
Actual*	1,000.00	1,322.20	6.67	1.14
Hypothetical*	1,000.00	1,019.46	5.80	1.14
Class B
Actual*	1,000.00	1,318.30	9.64	1.65
Hypothetical*	1,000.00	1,016.89	8.39	1.65
Class C
Actual*	1,000.00	1,318.00	9.58	1.64
Hypothetical*	1,000.00	1,016.94	8.34	1.64
Class R2
Actual*	1,000.00	1,319.40	8.07	1.38
Hypothetical*	1,000.00	1,018.25	7.02	1.38
Class R5
Actual*	1,000.00	1,324.50	4.45	0.76
Hypothetical*	1,000.00	1,021.37	3.87	0.76
Class R6
Actual**	1,000.00	1,050.20	0.60	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Select Class
Actual*	1,000.00	1,322.40	5.62	0.96
Hypothetical*	1,000.00	1,020.37	4.89	0.96

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During, July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Large Cap Value Fund
Class A
Actual*	1,000.00	1,218.50	5.59	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Class B
Actual*	1,000.00	1,215.30	8.38	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class C
Actual*	1,000.00	1,215.30	8.38	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R2
Actual*	1,000.00	1,217.20	6.87	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class R5
Actual*	1,000.00	1,220.60	3.41	0.61
Hypothetical*	1,000.00	1,022.13	3.11	0.61
Class R6
Actual**	1,000.00	1,082.90	0.49	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55
Select Class
Actual*	1,000.00	1,219.00	4.53	0.81
Hypothetical*	1,000.00	1,021.12	4.13	0.81

U.S. Equity Fund
Class A
Actual*	1,000.00	1,237.40	5.53	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class B
Actual*	1,000.00	1,233.80	8.39	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class C
Actual*	1,000.00	1,233.40	8.39	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R2
Actual*	1,000.00	1,235.10	6.87	1.22
Hypothetical*	1,000.00	1,019.06	6.21	1.22
Class R5
Actual*	1,000.00	1,239.00	3.27	0.58
Hypothetical*	1,000.00	1,022.28	2.96	0.58
Class R6
Actual**	1,000.00	1,070.60	0.46	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52
Institutional Class
Actual*	1,000.00	1,238.70	3.55	0.63
Hypothetical*	1,000.00	1,022.03	3.21	0.63
Select Class
Actual*	1,000.00	1,236.90	4.40	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 31/365 (to reflect the actual period). The Class commenced operations on November 30, 2010.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to certain Funds until January 1, 2010, when its investment advisory business was transferred to the Advisor, which became the investment adviser for the Funds. The appointment of the Advisor did not change the Funds’ portfolio management team or investment strategies, the investment advisory fees charged to the Funds or the terms of the Funds’ investment advisory agreements (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010) on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Dynamic Growth Fund and Growth and Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s performance was in the second, third and third quintiles for Class A and in the second, second and third quintiles for the Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2009, respectively and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Dynamic Growth Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Equity Income Fund’s performance was in the fifth, third and third quintiles for Class A shares and in the fourth, third and third quintiles for the Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance needs enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance was in the fourth, fifth and fifth quintiles for Class A shares and in the fourth, fifth and fourth quintiles for the Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance needs enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Large Cap Growth Fund’s performance was in the third, first and second quintiles for Class A shares and in the third, first and first quintiles for the Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Large Cap Value Fund’s performance was in the first, third and third quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Equity Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2009, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee and actual total expenses for Class A and Select Class shares was in the first quintile of its respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Dynamic Growth Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively and that the actual total expenses for Class A and Select shares were in the fourth and third quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	91

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	SAN-LCE-1210

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2010 (Unaudited)

JPMorgan Equity Index Fund

JPMorgan Market Expansion Index Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purpose only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index, respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	1

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	23.12%
S&P 500 Index	23.27%

Net Assets as of 12/31/2010 (In Thousands) .	$1,892,679

INVESTMENT OBJECTIVE**

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) slightly underperformed the S&P 500 Index (the “Benchmark”)*** for the six months ended December 31, 2010. This was consistent with its indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to that of the Benchmark.

Stocks in most parts of the world rallied during the six months ended December 31, 2010. In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. The Benchmark gained 23.27% for the six months ended

December 31, 2010. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period.

All sectors in the Benchmark produced positive returns during the six-month period. The health care and utilities sectors generated the lowest returns, while the materials and energy sectors produced the strongest returns.

HOW WAS THE FUND POSITIONED?

The Fund was managed in strict conformity with a full replication index strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark. The Fund was generally 100% invested and used index futures contracts to manage daily cash flows and maintain market exposure in line with the Benchmark. The transaction costs associated with implementing the strategy were minimized to lessen their impact on performance. The Fund was considered to be tax-efficient due to its low turnover. Regardless of the market outlook, the Fund’s strategy did not change, as it continued to follow the full-replication index strategy with limited active risk compared to the Benchmark.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Exxon Mobil Corp.	3.2%
2.	Apple, Inc.	2.6
3.	Microsoft Corp.	1.8
4.	General Electric Co.	1.7
5.	Chevron Corp.	1.6
6.	International Business Machines Corp.	1.6
7.	Procter & Gamble Co. (The)	1.6
8.	AT&T, Inc.	1.5
9.	Johnson & Johnson	1.5
10.	JPMorgan Chase & Co.*****	1.4

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	18.5%
Financials	15.9
Energy	11.9
Industrials	10.8
Health Care	10.8
Consumer Staples	10.5
Consumer Discretionary	10.5
Materials	3.7
Utilities	3.3
Telecommunication Services	3.1
Short-Term Investment	1.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.
*****	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, invests.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		22.97%	14.54%	1.89%	0.94%
With Sales Charge**		16.50	8.53	0.80	0.40
CLASS B SHARES	1/14/94
Without CDSC		22.47	13.69	1.13	0.33
With CDSC***		17.47	8.69	0.74	0.33
CLASS C SHARES	11/4/97
Without CDSC		22.44	13.68	1.13	0.18
With CDSC****		21.44	12.68	1.13	0.18
SELECT CLASS SHARES	7/2/91	23.12	14.82	2.14	1.19

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Objective Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper S&P 500 Objective Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P

500 Objective Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

JPMorgan Market Expansion Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	27.50%
S&P 1000 Index	28.09%

Net Assets as of 12/31/2010 (In Thousands) .	$1,073,075

INVESTMENT OBJECTIVE**

The JPMorgan Market Expansion Index Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market-capitalization-weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400)***.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Market Expansion Index Fund (Select Class Shares) underperformed the S&P 1000 Index (the “Benchmark”) for the six months ended December 31, 2010. The Benchmark is a blend of the Standard & Poor’s SmallCap 600 Index and the Standard & Poor’s MidCap 400 Index.

Stocks in most parts of the world rallied during the six months ended December 31, 2010. In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. The Benchmark gained 28.09% for the six months ended December 31, 2010. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period.

There were two principal drivers to the Fund’s portfolio mangers’ selection process: valuation (how a stock is priced relative to its intrinsic value) and fundamentals (how healthy they judge the company’s short-term operating trends to be). They used a “bottom up” approach, meaning they selected stocks based on the attractiveness of individual companies (as opposed to the so-called “top-down” approach, which focuses on economic, sector, and market data to guide stock selection). Relative to the Benchmark, the Fund’s worst performing sectors during the six-month period were the capital equipment and health services sectors. The best performing sectors were the consumer non-durables and hardware sectors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to follow an industry-neutral approach to portfolio construction. Using a quantitative model, they focused on, what they believed to be, the best stocks in each of approximately 60 industries, and generally owned 850 to 900 stocks to retain the Fund’s enhanced index approach in implementing the strategy. The Fund’s portfolio managers took modestly active positions in individual stocks, generally 10 to 25 basis points greater or lesser than the Benchmark, to keep the tracking error low. Looking at valuation and fundamentals, the Fund’s portfolio managers overweighted attractively priced stocks with improving fundamentals and underweighted expensive stocks with deteriorating fundamentals based on their stock selection process. The Fund’s turnover was higher compared to prior reporting periods as a result of increased market volatility and increased trading activity driven by the Fund’s quantitative model.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	5

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Cimarex Energy Co.	0.7%
2.	Lubrizol Corp.	0.7
3.	Rovi Corp.	0.7
4.	BorgWarner, Inc.	0.7
5.	Lam Research Corp.	0.7
6.	Dollar Tree, Inc.	0.6
7.	Arch Coal, Inc.	0.6
8.	Endo Pharmaceuticals Holdings, Inc.	0.6
9.	AGCO Corp.	0.6
10.	Arrow Electronics, Inc.	0.6

PORTFOLIO COMPOSITION BY SECTOR****
Financials	18.8%
Information Technology	17.5
Industrials	16.1
Consumer Discretionary	14.2
Health Care	11.3
Energy	6.1
Materials	5.5
Utilities	4.7
Consumer Staples	3.4
Telecommunication Services	0.7
U.S. Treasury Obligation	0.4
Short-Term Investment	1.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P SmallCap 600 Index”, “S&P MidCap 400 Index” and “S&P 1000 Index” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

JPMorgan Market Expansion Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/31/98
Without Sales Charge		27.30%	24.38%	4.66%	6.80%
With Sales Charge**		20.57	17.84	3.54	6.22
CLASS B SHARES	7/31/98
Without CDSC		26.89	23.47	3.88	6.17
With CDSC***		21.89	18.47	3.54	6.17
CLASS C SHARES	3/22/99
Without CDSC		26.90	23.53	3.89	6.02
With CDSC****		25.90	22.53	3.89	6.02
CLASS R2 SHARES	11/3/08	27.06	23.92	4.27	6.44
SELECT CLASS SHARES	7/31/98	27.50	24.75	4.91	7.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Index Fund, the S&P 1000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of small and mid-size companies in the U.S. stock market. The S&P 1000 Index is a combination of the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is an index based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 10.5%
	Auto Components — 0.3%
40	Goodyear Tire & Rubber Co. (The) (a)	472
111	Johnson Controls, Inc.	4,228

		4,700

	Automobiles — 0.6%
615	Ford Motor Co. (a)	10,323
39	Harley-Davidson, Inc.	1,340

		11,663

	Distributors — 0.1%
26	Genuine Parts Co.	1,327

	Diversified Consumer Services — 0.1%
21	Apollo Group, Inc., Class A (a)	824
10	DeVry, Inc.	491
51	H&R Block, Inc.	603

		1,918

	Hotels, Restaurants & Leisure — 1.7%
71	Carnival Corp.	3,259
23	Darden Restaurants, Inc.	1,055
49	International Game Technology	866
47	Marriott International, Inc., Class A	1,961
173	McDonald’s Corp.	13,308
122	Starbucks Corp.	3,907
31	Starwood Hotels & Resorts Worldwide, Inc.	1,902
29	Wyndham Worldwide Corp.	860
12	Wynn Resorts Ltd.	1,288
77	Yum! Brands, Inc.	3,772

		32,178

	Household Durables — 0.4%
46	D.R. Horton, Inc.	549
25	Fortune Brands, Inc.	1,509
11	Harman International Industries, Inc. (a)	529
24	Leggett & Platt, Inc.	547
26	Lennar Corp., Class A	489
48	Newell Rubbermaid, Inc.	866
55	Pulte Group, Inc. (a)	415
27	Stanley Black & Decker, Inc.	1,821
12	Whirlpool Corp.	1,108

		7,833

	Internet & Catalog Retail — 0.8%
58	Amazon.com, Inc. (a)	10,474
33	Expedia, Inc.	833
7	NetFlix, Inc. (a)	1,250
8	priceline.com, Inc. (a)	3,219

		15,776

SHARES	SECURITY DESCRIPTION	VALUE($)

	Leisure Equipment & Products — 0.1%
22	Hasbro, Inc.	1,055
59	Mattel, Inc.	1,497

		2,552

	Media — 3.1%
39	Cablevision Systems Corp., Class A	1,333
112	CBS Corp., Class B	2,128
458	Comcast Corp., Class A	10,059
137	DIRECTV, Class A (a)	5,463
47	Discovery Communications, Inc., Class A (a)	1,946
39	Gannett Co., Inc.	587
80	Interpublic Group of Cos., Inc. (The) (a)	852
50	McGraw-Hill Cos., Inc. (The)	1,834
6	Meredith Corp.	207
375	News Corp., Class A	5,456
49	Omnicom Group, Inc.	2,264
15	Scripps Networks Interactive, Inc., Class A	765
58	Time Warner Cable, Inc.	3,855
182	Time Warner, Inc.	5,856
99	Viacom, Inc., Class B	3,929
311	Walt Disney Co. (The)	11,656
1	Washington Post Co. (The), Class B (c)	396

		58,586

	Multiline Retail — 0.8%
12	Big Lots, Inc. (a)	378
21	Family Dollar Stores, Inc.	1,027
39	J.C. Penney Co., Inc.	1,254
48	Kohl’s Corp. (a)	2,634
69	Macy’s, Inc.	1,758
28	Nordstrom, Inc.	1,170
7	Sears Holdings Corp. (a) (c)	532
116	Target Corp.	6,987

		15,740

	Specialty Retail — 1.9%
14	Abercrombie & Fitch Co., Class A	831
10	AutoNation, Inc. (a) (c)	294
4	AutoZone, Inc. (a)	1,218
43	Bed Bath & Beyond, Inc. (a)	2,090
54	Best Buy Co., Inc.	1,858
37	CarMax, Inc. (a)	1,176
25	GameStop Corp., Class A (a)	568
72	Gap, Inc. (The)	1,596
269	Home Depot, Inc.	9,429
43	Limited Brands, Inc.	1,334
226	Lowe’s Cos., Inc.	5,680
23	O’Reilly Automotive, Inc. (a)	1,384

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Specialty Retail — Continued
19	RadioShack Corp.	345
20	Ross Stores, Inc.	1,250
119	Staples, Inc.	2,702
21	Tiffany & Co. (c)	1,292
65	TJX Cos., Inc.	2,883
21	Urban Outfitters, Inc. (a)	757

		36,687

	Textiles, Apparel & Luxury Goods — 0.6%
49	Coach, Inc.	2,690
63	NIKE, Inc., Class B	5,359
11	Polo Ralph Lauren Corp.	1,177
14	V.F. Corp.	1,227

		10,453

	Total Consumer Discretionary	199,413

	Consumer Staples — 10.5%
	Beverages — 2.5%
17	Brown-Forman Corp., Class B	1,186
381	Coca-Cola Co. (The)	25,061
56	Coca-Cola Enterprises, Inc.	1,392
29	Constellation Brands, Inc., Class A (a)	648
37	Dr. Pepper Snapple Group, Inc.	1,310
26	Molson Coors Brewing Co., Class B	1,303
260	PepsiCo, Inc.	16,990

		47,890

	Food & Staples Retailing — 2.3%
71	Costco Wholesale Corp.	5,123
223	CVS Caremark Corp.	7,753
105	Kroger Co. (The)	2,340
61	Safeway, Inc.	1,376
35	SUPERVALU, Inc.	335
96	Sysco Corp.	2,823
152	Walgreen Co.	5,919
321	Wal-Mart Stores, Inc.	17,338
24	Whole Foods Market, Inc. (a)	1,220

		44,227

	Food Products — 1.7%
105	Archer-Daniels-Midland Co.	3,154
31	Campbell Soup Co.	1,092
72	ConAgra Foods, Inc.	1,629
30	Dean Foods Co. (a)	264
105	General Mills, Inc.	3,740
53	H.J. Heinz Co.	2,603
25	Hershey Co. (The)	1,197
11	Hormel Foods Corp.	583
20	JM Smucker Co. (The)	1,287

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
42	Kellogg Co.	2,130
287	Kraft Foods, Inc., Class A	9,032
22	McCormick & Co., Inc. (Non-Voting)	1,015
34	Mead Johnson Nutrition Co.	2,090
105	Sara Lee Corp.	1,837
49	Tyson Foods, Inc., Class A	842

		32,495

	Household Products — 2.2%
23	Clorox Co.	1,448
79	Colgate-Palmolive Co.	6,366
67	Kimberly-Clark Corp.	4,218
459	Procter & Gamble Co. (The)	29,550

		41,582

	Personal Products — 0.2%
70	Avon Products, Inc.	2,046
19	Estee Lauder Cos., Inc. (The), Class A	1,504

		3,550

	Tobacco — 1.6%
343	Altria Group, Inc.	8,435
25	Lorillard, Inc.	2,015
298	Philip Morris International, Inc.	17,427
55	Reynolds American, Inc.	1,810

		29,687

	Total Consumer Staples	199,431

	Energy — 11.9%
	Energy Equipment & Services — 2.1%
71	Baker Hughes, Inc.	4,046
40	Cameron International Corp. (a)	2,019
11	Diamond Offshore Drilling, Inc. (c)	763
20	FMC Technologies, Inc. (a)	1,747
149	Halliburton Co.	6,094
17	Helmerich & Payne, Inc.	843
47	Nabors Industries Ltd., (Bermuda) (a)	1,099
69	National Oilwell Varco, Inc.	4,631
21	Rowan Cos., Inc. (a)	723
224	Schlumberger Ltd.	18,695

		40,660

	Oil, Gas & Consumable Fuels — 9.8%
81	Anadarko Petroleum Corp.	6,194
63	Apache Corp.	7,477
17	Cabot Oil & Gas Corp.	646
107	Chesapeake Energy Corp.	2,780
330	Chevron Corp.	30,134

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
241	ConocoPhillips	16,419
37	Consol Energy, Inc.	1,806
66	Denbury Resources, Inc. (a)	1,252
71	Devon Energy Corp.	5,564
116	El Paso Corp.	1,590
42	EOG Resources, Inc.	3,810
24	EQT Corp.	1,098
827	Exxon Mobil Corp.	60,506
49	Hess Corp.	3,768
116	Marathon Oil Corp.	4,314
17	Massey Energy Co.	899
32	Murphy Oil Corp.	2,353
22	Newfield Exploration Co. (a)	1,584
29	Noble Energy, Inc.	2,473
133	Occidental Petroleum Corp.	13,081
44	Peabody Energy Corp.	2,831
19	Pioneer Natural Resources Co.	1,654
29	QEP Resources, Inc.	1,047
26	Range Resources Corp.	1,182
57	Southwestern Energy Co. (a)	2,130
106	Spectra Energy Corp.	2,658
20	Sunoco, Inc.	798
23	Tesoro Corp. (a)	436
93	Valero Energy Corp.	2,148
96	Williams Cos., Inc. (The)	2,372

		185,004

	Total Energy	225,664

	Financials — 15.9%
	Capital Markets — 2.5%
41	Ameriprise Financial, Inc.	2,342
204	Bank of New York Mellon Corp. (The)	6,147
163	Charles Schwab Corp. (The)	2,784
33	E*Trade Financial Corp. (a)	522
15	Federated Investors, Inc., Class B (c)	393
24	Franklin Resources, Inc.	2,657
84	Goldman Sachs Group, Inc. (The)	14,108
76	Invesco Ltd.	1,824
30	Janus Capital Group, Inc.	391
25	Legg Mason, Inc.	911
248	Morgan Stanley	6,755
40	Northern Trust Corp.	2,202
82	State Street Corp.	3,818
42	T. Rowe Price Group, Inc.	2,716

		47,570

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 3.0%
114	BB&T Corp.	2,993
29	Comerica, Inc.	1,223
131	Fifth Third Bancorp	1,918
39	First Horizon National Corp. (a)	458
142	Huntington Bancshares, Inc.	973
144	KeyCorp	1,279
20	M&T Bank Corp.	1,705
87	Marshall & Ilsley Corp.	600
86	PNC Financial Services Group, Inc.	5,239
206	Regions Financial Corp.	1,443
82	SunTrust Banks, Inc.	2,421
315	U.S. Bancorp	8,490
861	Wells Fargo & Co.	26,692
29	Zions Bancorp	708

		56,142

	Consumer Finance — 0.7%
172	American Express Co.	7,376
75	Capital One Financial Corp.	3,191
89	Discover Financial Services	1,656
80	SLM Corp. (a)	1,003

		13,226

	Diversified Financial Services — 4.2%
1,655	Bank of America Corp.	22,077
4,767	Citigroup, Inc. (a)	22,549
11	CME Group, Inc.	3,538
12	IntercontinentalExchange, Inc. (a)	1,430
641	JPMorgan Chase & Co. (q)	27,212
32	Leucadia National Corp.	944
33	Moody’s Corp.	888
25	NASDAQ OMX Group, Inc. (The) (a)	585
43	NYSE Euronext	1,284

		80,507

	Insurance — 3.9%
56	ACE Ltd., (Switzerland)	3,467
77	Aflac, Inc.	4,364
88	Allstate Corp. (The)	2,816
23	American International Group, Inc. (a) (c)	1,324
54	AON Corp.	2,491
17	Assurant, Inc.	674
284	Berkshire Hathaway, Inc., Class B (a)	22,748
50	Chubb Corp.	2,984
27	Cincinnati Financial Corp.	846
80	Genworth Financial, Inc., Class A (a)	1,056
73	Hartford Financial Services Group, Inc.	1,932

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	OCTOBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
52	Lincoln National Corp.	1,446
52	Loews Corp.	2,020
89	Marsh & McLennan Cos., Inc.	2,438
149	MetLife, Inc.	6,609
53	Principal Financial Group, Inc.	1,712
109	Progressive Corp. (The)	2,163
80	Prudential Financial, Inc.	4,676
13	Torchmark Corp.	785
75	Travelers Cos., Inc. (The)	4,197
52	Unum Group	1,260
53	XL Group plc, (Ireland)	1,157

		73,165

	Real Estate Investment Trusts (REITs) — 1.5%
19	Apartment Investment & Management Co., Class A	496
14	AvalonBay Communities, Inc.	1,575
23	Boston Properties, Inc.	1,980
47	Equity Residential	2,425
60	HCP, Inc.	2,198
24	Health Care REIT, Inc.	1,135
109	Host Hotels & Resorts, Inc.	1,953
67	Kimco Realty Corp.	1,202
27	Plum Creek Timber Co., Inc.	993
93	ProLogis	1,348
23	Public Storage	2,324
48	Simon Property Group, Inc.	4,782
26	Ventas, Inc.	1,353
27	Vornado Realty Trust	2,223
88	Weyerhaeuser Co.	1,665

		27,652

	Real Estate Management & Development — 0.0% (g)
48	CB Richard Ellis Group, Inc., Class A (a)	977

	Thrifts & Mortgage Finance — 0.1%
86	Hudson City Bancorp, Inc.	1,101
61	People’s United Financial, Inc.	848

		1,949

	Total Financials	301,188

	Health Care — 10.8%
	Biotechnology — 1.3%
155	Amgen, Inc. (a)	8,512
39	Biogen Idec, Inc. (a)	2,622
77	Celgene Corp. (a)	4,567
12	Cephalon, Inc. (a)	762
43	Genzyme Corp. (a)	3,026

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology— Continued
133	Gilead Sciences, Inc. (a)	4,828

		24,317

	Health Care Equipment & Supplies — 1.6%
96	Baxter International, Inc.	4,841
38	Becton, Dickinson & Co.	3,189
249	Boston Scientific Corp. (a)	1,888
15	C.R. Bard, Inc. (c)	1,399
37	CareFusion Corp. (a)	940
23	DENTSPLY International, Inc.	797
6	Intuitive Surgical, Inc. (a)	1,662
177	Medtronic, Inc.	6,573
56	St. Jude Medical, Inc. (a)	2,405
56	Stryker Corp.	3,010
20	Varian Medical Systems, Inc. (a)	1,353
32	Zimmer Holdings, Inc. (a)	1,739

		29,796

	Health Care Providers & Services — 1.9%
66	Aetna, Inc.	2,003
45	AmerisourceBergen Corp.	1,547
57	Cardinal Health, Inc.	2,194
44	CIGNA Corp.	1,630
24	Coventry Health Care, Inc. (a)	643
16	DaVita, Inc. (a)	1,108
86	Express Scripts, Inc. (a)	4,675
28	Humana, Inc. (a)	1,512
17	Laboratory Corp. of America Holdings (a)	1,467
42	McKesson Corp.	2,923
70	Medco Health Solutions, Inc. (a)	4,267
16	Patterson Cos., Inc.	486
23	Quest Diagnostics, Inc.	1,253
80	Tenet Healthcare Corp. (a)	533
180	UnitedHealth Group, Inc.	6,518
65	WellPoint, Inc. (a)	3,673

		36,432

	Health Care Technology — 0.0% (g)
12	Cerner Corp. (a)	1,108

	Life Sciences Tools & Services — 0.5%
57	Agilent Technologies, Inc. (a)	2,355
31	Life Technologies Corp. (a)	1,700
19	PerkinElmer, Inc.	500
65	Thermo Fisher Scientific, Inc. (a)	3,611
15	Waters Corp. (a)	1,165

		9,331

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — 5.5%
254	Abbott Laboratories	12,153
50	Allergan, Inc.	3,465
281	Bristol-Myers Squibb Co.	7,438
167	Eli Lilly & Co.	5,835
47	Forest Laboratories, Inc. (a)	1,499
27	Hospira, Inc. (a)	1,527
451	Johnson & Johnson	27,873
506	Merck & Co., Inc.	18,221
71	Mylan, Inc. (a)	1,509
1,314	Pfizer, Inc.	23,016
21	Watson Pharmaceuticals, Inc. (a)	1,062

		103,598

	Total Health Care	204,582

	Industrials — 10.9%
	Aerospace & Defense — 2.6%
120	Boeing Co. (The)	7,856
62	General Dynamics Corp.	4,399
21	Goodrich Corp.	1,812
128	Honeywell International, Inc.	6,806
30	ITT Corp.	1,570
19	L-3 Communications Holdings, Inc.	1,309
48	Lockheed Martin Corp.	3,388
48	Northrop Grumman Corp.	3,104
23	Precision Castparts Corp.	3,258
60	Raytheon Co.	2,772
26	Rockwell Collins, Inc.	1,500
152	United Technologies Corp.	11,928

		49,702

	Air Freight & Logistics — 1.1%
27	C.H. Robinson Worldwide, Inc.	2,185
35	Expeditors International of Washington, Inc.	1,903
52	FedEx Corp.	4,802
162	United Parcel Service, Inc., Class B	11,778

		20,668

	Airlines — 0.1%
123	Southwest Airlines Co.	1,591

	Building Products — 0.0% (g)
59	Masco Corp.	745

	Commercial Services & Supplies — 0.5%
18	Avery Dennison Corp.	750
21	Cintas Corp.	580
33	Iron Mountain, Inc.	821
33	Pitney Bowes, Inc.	807

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
34	R.R. Donnelley & Sons Co.	592
50	Republic Services, Inc.	1,506
14	Stericycle, Inc. (a)	1,136
78	Waste Management, Inc.	2,879

		9,071

	Construction & Engineering — 0.2%
29	Fluor Corp.	1,944
21	Jacobs Engineering Group, Inc. (a)	949
35	Quanta Services, Inc. (a)	704

		3,597

	Electrical Equipment — 0.5%
124	Emerson Electric Co.	7,061
23	Rockwell Automation, Inc.	1,669
16	Roper Industries, Inc.	1,187

		9,917

	Industrial Conglomerates — 2.5%
117	3M Co.	10,124
1,748	General Electric Co.	31,979
45	Textron, Inc.	1,066
80	Tyco International Ltd., (Switzerland)	3,328

		46,497

	Machinery — 2.3%
104	Caterpillar, Inc.	9,755

32	Cummins, Inc.	3,571
88	Danaher Corp.	4,151
70	Deere & Co.	5,777
31	Dover Corp.	1,792
28	Eaton Corp.	2,803
9	Flowserve Corp.	1,092
81	Illinois Tool Works, Inc.	4,346
53	Ingersoll-Rand plc, (Ireland)	2,504
60	PACCAR, Inc.	3,436
19	Pall Corp.	937
26	Parker Hannifin Corp.	2,285
10	Snap-On, Inc.	540

		42,989

	Professional Services — 0.1%
8	Dun & Bradstreet Corp.	671
20	Equifax, Inc.	721
24	Robert Half International, Inc.	739

		2,131

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Road & Rail — 0.8%
61	CSX Corp.	3,967
60	Norfolk Southern Corp.	3,746
8	Ryder System, Inc.	447
81	Union Pacific Corp.	7,499

		15,659

	Trading Companies & Distributors — 0.2%
24	Fastenal Co. (c)	1,449
10	W.W. Grainger, Inc.	1,315

		2,764

	Total Industrials	205,331

	Information Technology — 18.5%
	Communications Equipment — 2.2%
910	Cisco Systems, Inc. (a)	18,400
13	F5 Networks, Inc. (a)	1,727
21	Harris Corp.	954
37	JDS Uniphase Corp. (a)	529
86	Juniper Networks, Inc. (a)	3,170
386	Motorola, Inc. (a)	3,497
265	QUALCOMM, Inc.	13,138
61	Tellabs, Inc.	410

		41,825

	Computers & Peripherals — 4.4%
151	Apple, Inc. (a)	48,555
276	Dell, Inc. (a)	3,734
338	EMC Corp. (a)	7,743
372	Hewlett-Packard Co.	15,667
13	Lexmark International, Inc., Class A (a)	449
59	NetApp, Inc. (a)	3,259
17	QLogic Corp. (a)	295
38	SanDisk Corp. (a)	1,919
38	Western Digital Corp. (a)	1,278

		82,899

	Electronic Equipment, Instruments & Components — 0.5%
29	Amphenol Corp., Class A	1,513
256	Corning, Inc.	4,955
26	FLIR Systems, Inc. (a)	774
32	Jabil Circuit, Inc.	646
23	Molex, Inc. (c)	515

		8,403

	Internet Software & Services — 1.9%
30	Akamai Technologies, Inc. (a)	1,408

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
188	eBay, Inc. (a)	5,240
41	Google, Inc., Class A (a)	24,311
21	Monster Worldwide, Inc. (a)	504
28	VeriSign, Inc.	922
214	Yahoo!, Inc. (a)	3,557

		35,942

	IT Services — 3.0%
81	Automatic Data Processing, Inc.	3,746
50	Cognizant Technology Solutions Corp., Class A (a)	3,650
25	Computer Sciences Corp.	1,258
43	Fidelity National Information Services, Inc.	1,190
24	Fiserv, Inc. (a)	1,429
204	International Business Machines Corp.	29,920
16	MasterCard, Inc., Class A	3,562
53	Paychex, Inc.	1,633
48	SAIC, Inc. (a)	764
27	Teradata Corp. (a)	1,131
27	Total System Services, Inc.	412
80	Visa, Inc., Class A	5,628
108	Western Union Co. (The)	1,999

		56,322

	Office Electronics — 0.1%
228	Xerox Corp.	2,622

	Semiconductors & Semiconductor Equipment — 2.5%
94	Advanced Micro Devices, Inc. (a)	769
51	Altera Corp.	1,825
49	Analog Devices, Inc.	1,846
219	Applied Materials, Inc.	3,080
75	Broadcom Corp., Class A	3,255
9	First Solar, Inc. (a) (c)	1,153
915	Intel Corp.	19,250
27	KLA-Tencor Corp.	1,059
37	Linear Technology Corp.	1,280
101	LSI Corp. (a)	606
37	MEMC Electronic Materials, Inc. (a)	420
31	Microchip Technology, Inc. (c)	1,049
141	Micron Technology, Inc. (a)	1,128
39	National Semiconductor Corp.	541
15	Novellus Systems, Inc. (a)	478
95	NVIDIA Corp. (a)	1,468
30	Teradyne, Inc. (a)	418
193	Texas Instruments, Inc.	6,262
43	Xilinx, Inc.	1,232

		47,119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUND	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — 3.9%
83	Adobe Systems, Inc. (a)	2,570
37	Autodesk, Inc. (a)	1,425
29	BMC Software, Inc. (a)	1,374
63	CA, Inc.	1,539
31	Citrix Systems, Inc. (a)	2,108
36	Compuware Corp. (a)	419
54	Electronic Arts, Inc. (a)	892
46	Intuit, Inc. (a)	2,262
25	McAfee, Inc. (a)	1,171
1,235	Microsoft Corp.	34,495
58	Novell, Inc. (a)	342
635	Oracle Corp.	19,882
31	Red Hat, Inc. (a)	1,428
19	Salesforce.com, Inc. (a)	2,562
127	Symantec Corp. (a)	2,132

		74,601

	Total Information Technology	349,733

	Materials — 3.7%
	Chemicals — 2.1%
35	Air Products & Chemicals, Inc.	3,198
12	Airgas, Inc.	767
12	CF Industries Holdings, Inc.	1,577
190	Dow Chemical Co. (The)	6,503
150	E.l. du Pont de Nemours & Co.	7,472
12	Eastman Chemical Co.	995
38	Ecolab, Inc.	1,921
12	FMC Corp.	951
13	International Flavors & Fragrances, Inc.	729
88	Monsanto Co.	6,130
27	PPG Industries, Inc.	2,249
50	Praxair, Inc.	4,800
15	Sherwin-Williams Co. (The)	1,231
20	Sigma-Aldrich Corp.	1,325

		39,848

	Construction Materials — 0.0% (g)
21	Vulcan Materials Co.	935

	Containers & Packaging — 0.2%
14	Ball Corp.	986
18	Bemis Co., Inc.	580
27	Owens-Illinois, Inc. (a)	824
26	Sealed Air Corp.	667

		3,057

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 1.3%
18	AK Steel Holding Corp.	296
168	Alcoa, Inc.	2,580
16	Allegheny Technologies, Inc.	893
22	Cliffs Natural Resources, Inc.	1,734
77	Freeport-McMoRan Copper & Gold, Inc.	9,279
81	Newmont Mining Corp.	4,970
52	Nucor Corp.	2,270
15	Titanium Metals Corp. (a)	254
24	United States Steel Corp. (c)	1,377

		23,653

	Paper & Forest Products — 0.1%
72	International Paper Co.	1,956
28	MeadWestvaco Corp.	722

		2,678

	Total Materials	70,171

	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 2.8%
970	AT&T, Inc.	28,494
50	CenturyLink, Inc.	2,298
163	Frontier Communications Corp.	1,587
286	Qwest Communications International, Inc.	2,176
464	Verizon Communications, Inc.	16,597
79	Windstream Corp.	1,106

		52,258

	Wireless Telecommunication Services — 0.3%
65	American Tower Corp., Class A (a)	3,382
43	MetroPCS Communications, Inc. (a)	544
490	Sprint Nextel Corp. (a)	2,073

		5,999

	Total Telecommunication Services	58,257

	Utilities — 3.3%
	Electric Utilities — 1.7%
28	Allegheny Energy, Inc.	676
79	American Electric Power Co., Inc.	2,836
217	Duke Energy Corp.	3,871
53	Edison International	2,064
30	Entergy Corp.	2,103
109	Exelon Corp.	4,520
50	FirstEnergy Corp.	1,852
68	NextEra Energy, Inc.	3,548
29	Northeast Utilities	922

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electric Utilities — Continued
37	Pepco Holdings, Inc.	672
18	Pinnacle West Capital Corp.	740
79	PPL Corp.	2,087
48	Progress Energy, Inc.	2,090
138	Southern Co.	5,261

		33,242

	Gas Utilities — 0.1%
7	Nicor, Inc.	373
17	Oneok, Inc.	969

		1,342

	Independent Power Producers & Energy Traders — 0.2%
109	AES Corp. (The) (a)	1,323
33	Constellation Energy Group, Inc.	1,004
41	NRG Energy, Inc. (a)	793

		3,120

	Multi-Utilities — 1.3%
39	Ameren Corp.	1,109
69	CenterPoint Energy, Inc.	1,092
40	CMS Energy Corp.	747
48	Consolidated Edison, Inc.	2,363
95	Dominion Resources, Inc.	4,070
28	DTE Energy Co.	1,258
13	Integrys Energy Group, Inc.	618
46	NiSource, Inc.	805
64	PG&E Corp.	3,078

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
83	Public Service Enterprise Group, Inc.	2,641
19	SCANA Corp. (c)	754
39	Sempra Energy	2,067
35	TECO Energy, Inc.	627
19	Wisconsin Energy Corp.	1,129
76	Xcel Energy, Inc.	1,778

		24,136

	Total Utilities	61,840

	Total Common Stocks (Cost $1,004,630)	1,875,610

Short-Term Investment — 1.0%
	Investment Company — 1.0%
19,006	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $19,006)	19,006

Investment of Cash Collateral for Securities on Loan — 0.5%
	Investment Company — 0.5%
8,540	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $8,540)	8,540

	Total Investments — 100.6% (Cost $1,032,176)	1,903,156
	Liabilities in Excess of Other Assets — (0.6)%	(10,477)

	NET ASSETS — 100.0%	$1,892,679

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
227	E-mini S&P 500	03/18/11	$14,222	$395

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Consumer Discretionary — 14.2%
	Auto Components — 0.8%
99	BorgWarner, Inc. (a)	7,163
12	Drew Industries, Inc.	277
21	Spartan Motors, Inc.	125
12	Standard Motor Products, Inc.	162
15	Superior Industries International, Inc.	328

		8,055

	Automobiles — 0.0% (g)
19	Winnebago Industries, Inc. (a)	295

	Distributors — 0.2%
12	Audiovox Corp., Class A (a)	101
70	LKQ Corp. (a)	1,586
33	Pool Corp.	745

		2,432

	Diversified Consumer Services — 1.4%
12	American Public Education, Inc. (a)	446
30	Coinstar, Inc. (a) (c)	1,673
62	Corinthian Colleges, Inc. (a) (c)	324
43	Hillenbrand, Inc.	901
49	ITT Educational Services, Inc. (a) (c)	3,105
20	Matthews International Corp., Class A	701
7	Pre-Paid Legal Services, Inc. (a) (c)	401
123	Sotheby’s	5,546
6	Strayer Education, Inc. (c)	916
13	Universal Technical Institute, Inc.	286

		14,299

	Hotels, Restaurants & Leisure — 2.1%
7	Bally Technologies, Inc. (a)	315
1	Biglari Holdings, Inc. (a)	358
30	BJ’s Restaurants, Inc. (a)	1,068
20	Bob Evans Farms, Inc.	668
35	Boyd Gaming Corp. (a) (c)	376
182	Brinker International, Inc.	3,799
12	Buffalo Wild Wings, Inc. (a)	527
16	California Pizza Kitchen, Inc. (a)	278
15	CEC Entertainment, Inc. (a)	577
57	Cheesecake Factory, Inc. (The) (a)	1,744
14	Chipotle Mexican Grill, Inc. (a)	2,900
50	Cracker Barrel Old Country Store, Inc.	2,760
10	DineEquity, Inc. (a) (c)	496
21	International Speedway Corp., Class A	537
26	Interval Leisure Group, Inc. (a)	426
16	Life Time Fitness, Inc. (a)	640
13	Marcus Corp.	176
6	Monarch Casino & Resort, Inc. (a)	78

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — Continued
20	Multimedia Games, Inc. (a)	111
13	O’Charley’s, Inc. (a)	93
5	Panera Bread Co., Class A (a)	538
14	Papa John’s International, Inc. (a)	392
9	Peet’s Coffee & Tea, Inc. (a) (c)	361
5	PF Chang’s China Bistro, Inc. (c)	261
39	Pinnacle Entertainment, Inc. (a)	552
10	Red Robin Gourmet Burgers, Inc. (a)	209
43	Ruby Tuesday, Inc. (a)	560
19	Ruth’s Hospitality Group, Inc. (a)	87
46	Scientific Games Corp., Class A (a)	461
36	Shuffle Master, Inc. (a)	409
42	Sonic Corp. (a)	421
38	Texas Roadhouse, Inc. (a)	652

		22,830

	Household Durables — 1.5%
26	American Greetings Corp., Class A	583
4	Blyth, Inc.	131
17	Ethan Allen Interiors, Inc.	350
20	Helen of Troy Ltd., (Bermuda) (a)	598
20	Jarden Corp.	629
47	KB Home (c)	631
11	Kid Brands, Inc. (a)	91
34	La-Z-Boy, Inc. (a)	310
2	Lennar Corp., Class A	40
12	M/I Homes, Inc. (a)	178
21	Meritage Homes Corp. (a)	470
43	Mohawk Industries, Inc. (a)	2,458
3	NVR, Inc. (a)	2,141
54	Ryland Group, Inc.	913
4	Skyline Corp.	112
65	Standard Pacific Corp. (a)	298
68	Toll Brothers, Inc. (a)	1,298
86	Tupperware Brands Corp.	4,094
9	Universal Electronics, Inc. (a)	250

		15,575

	Internet & Catalog Retail — 0.1%
10	Blue Nile, Inc. (a) (c)	553
20	Nutrisystem, Inc. (c)	421
15	PetMed Express, Inc. (c)	261

		1,235

	Leisure Equipment & Products — 0.5%
9	Arctic Cat, Inc. (a)	131
61	Brunswick Corp.	1,138
43	Callaway Golf Co.	347

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Leisure Equipment & Products — Continued
184	Eastman Kodak Co. (a) (c)	988
19	JAKKS Pacific, Inc. (a)	339
29	Polaris Industries, Inc.	2,262
14	RC2 Corp. (a)	310
12	Sturm Ruger & Co., Inc. (c)	183

		5,698

	Media — 0.6%
18	Arbitron, Inc.	734
32	DreamWorks Animation SKG, Inc., Class A (a)	943
18	E.W. Scripps Co., Class A (a)	186
25	Harte-Hanks, Inc.	325
31	John Wiley & Sons, Inc., Class A	1,395
38	Lamar Advertising Co., Class A (a)	1,531
81	New York Times Co. (The), Class A (a)	793
17	Scholastic Corp. (c)	501

		6,408

	Multiline Retail — 0.8%
122	Dollar Tree, Inc. (a)	6,860
27	Fred’s, Inc., Class A	367
97	Saks, Inc. (a) (c)	1,035
20	Tuesday Morning Corp. (a)	104

		8,366

	Specialty Retail — 4.2%
88	Advance Auto Parts, Inc.	5,810
73	Aeropostale, Inc. (a)	1,793
186	American Eagle Outfitters, Inc.	2,727
79	AnnTaylor Stores Corp. (a)	2,174
26	Barnes & Noble, Inc. (c)	364
14	Big 5 Sporting Goods Corp.	219
29	Brown Shoe Co., Inc.	398
122	Cabela’s, Inc. (a) (c)	2,658
20	Cato Corp. (The), Class A	540
19	Chico’s FAS, Inc.	227
24	Christopher & Banks Corp.	147
38	Coldwater Creek, Inc. (a)	121
59	Collective Brands, Inc. (a)	1,235
27	Dress Barn, Inc. (The) (a)	724
38	Finish Line, Inc. (The), Class A	645
226	Foot Locker, Inc.	4,434
15	Genesco, Inc. (a)	561
16	Group 1 Automotive, Inc. (c)	673
12	Haverty Furniture Cos., Inc.	152
19	Hibbett Sports, Inc. (a)	704
30	Hot Topic, Inc.	185

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
42	J. Crew Group, Inc. (a)	1,809
18	Jo-Ann Stores, Inc. (a)	1,092
18	Jos. A. Bank Clothiers, Inc. (a)	711
8	Kirkland’s, Inc. (a)	115
14	Lithia Motors, Inc., Class A	195
16	Lumber Liquidators Holdings, Inc. (a) (c)	390
14	MarineMax, Inc. (a)	133
131	Men’s Wearhouse, Inc. (The)	3,260
9	Midas, Inc. (a)	72
20	Monro Muffler Brake, Inc.	682
190	Office Depot, Inc. (a)	1,025
81	OfficeMax, Inc. (a)	1,441
35	PEP Boys-Manny Moe & Jack	473
12	PetSmart, Inc.	461
23	Rent-A-Center, Inc.	749
25	Sonic Automotive, Inc., Class A	335
25	Stage Stores, Inc.	439
17	Stein Mart, Inc.	154
133	Williams-Sonoma, Inc.	4,743
19	Zale Corp. (a) (c)	82
14	Zumiez, Inc. (a)	374

		45,226

	Textiles, Apparel & Luxury Goods — 2.0%
56	CROCS, Inc. (a)	960
70	Deckers Outdoor Corp. (a)	5,572
64	Fossil, Inc. (a)	4,495
124	Iconix Brand Group, Inc. (a)	2,387
17	K-Swiss, Inc., Class A (a)	211
63	Liz Claiborne, Inc. (a) (c)	453
15	Maidenform Brands, Inc. (a)	366
11	Movado Group, Inc. (a)	183
9	Oxford Industries, Inc.	237
7	Perry Ellis International, Inc. (a)	182
28	Phillips-Van Heusen Corp.	1,766
86	Quiksilver, Inc. (a)	434
24	Skechers U.S.A., Inc., Class A (a)	489
16	Steven Madden Ltd. (a)	668
28	Timberland Co. (The), Class A (a)	689
17	True Religion Apparel, Inc. (a) (c)	372
11	Volcom, Inc.	209
35	Warnaco Group, Inc. (The) (a)	1,916
6	Wolverine World Wide, Inc.	194

		21,783

	Total Consumer Discretionary	152,202

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Consumer Staples — 3.4%
	Beverages — 0.2%
7	Boston Beer Co., Inc., Class A (a)	622
35	Hansen Natural Corp. (a)	1,807

		2,429

	Food & Staples Retailing — 0.6%
12	Andersons, Inc. (The)	443
75	Casey’s General Stores, Inc.	3,204
9	Nash Finch Co.	363
41	Ruddick Corp.	1,519
15	Spartan Stores, Inc.	254

		5,783

	Food Products — 1.7%
8	Calavo Growers, Inc. (c)	178
8	Cal-Maine Foods, Inc. (c)	266
124	Corn Products International, Inc.	5,717
54	Darling International, Inc. (a)	712
32	Flowers Foods, Inc.	864
26	Hain Celestial Group, Inc. (The) (a)	706
9	J&J Snack Foods Corp.	455
13	Lancaster Colony Corp.	740
3	Ralcorp Holdings, Inc. (a)	220
6	Seneca Foods Corp., Class A (a)	162
295	Smithfield Foods, Inc. (a)	6,094
30	Snyders-Lance, Inc.	707
18	Tootsie Roll Industries, Inc. (c)	519
14	TreeHouse Foods, Inc. (a)	711

		18,051

	Household Products — 0.7%
42	Central Garden & Pet Co., Class A (a)	411
10	Church & Dwight Co., Inc.	672
82	Energizer Holdings, Inc. (a)	6,011
11	WD-40 Co.	444

		7,538

	Personal Products — 0.2%
58	Alberto-Culver Co.	2,135
8	Medifast, Inc. (a) (c)	237

		2,372

	Tobacco — 0.0% (g)
59	Alliance One International, Inc. (a)	252

	Total Consumer Staples	36,425

	Energy — 6.1%
	Energy Equipment & Services — 3.0%
129	Atwood Oceanics, Inc. (a)	4,804
14	Basic Energy Services, Inc. (a)	234
12	Bristow Group, Inc. (a)	557

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services— Continued
3	CARBO Ceramics, Inc.	312
30	Dril-Quip, Inc. (a)	2,316
9	Gulf Island Fabrication, Inc.	254
187	Helix Energy Solutions Group, Inc. (a)	2,272
15	Hornbeck Offshore Services, Inc. (a)	320
19	Lufkin Industries, Inc.	1,198
16	Matrix Service Co. (a)	200
37	Oceaneering International, Inc. (a)	2,691
88	Oil States International, Inc. (a)	5,649
173	Patterson-UTI Energy, Inc.	3,737
36	Pioneer Drilling Co. (a)	318
33	Pride International, Inc. (a)	1,093
14	SEACOR Holdings, Inc.	1,441
8	Seahawk Drilling, Inc. (a) (c)	68
80	Superior Energy Services, Inc. (a)	2,806
50	Tetra Technologies, Inc. (a)	597
25	Unit Corp. (a)	1,168

		32,035

	Oil, Gas & Consumable Fuels — 3.1%
194	Arch Coal, Inc.	6,785
42	Bill Barrett Corp. (a)	1,748
90	Cimarex Energy Co.	7,983
9	Contango Oil & Gas Co. (a)	496
132	Forest Oil Corp. (a)	5,007
35	Frontier Oil Corp. (a)	629
18	Gulfport Energy Corp. (a)	389
13	Holly Corp.	526
30	Penn Virginia Corp.	507
15	Petroleum Development Corp. (a)	648
35	Petroquest Energy, Inc. (a)	265
143	Southern Union Co.	3,445
32	Stone Energy Corp. (a)	709
12	Swift Energy Co. (a)	463
110	World Fuel Services Corp.	3,970

		33,570

	Total Energy	65,605

	Financials — 18.8%
	Capital Markets — 1.5%
39	Affiliated Managers Group, Inc. (a)	3,839
83	Apollo Investment Corp.	919
61	Eaton Vance Corp.	1,834
29	Investment Technology Group, Inc. (a)	473
30	LaBranche & Co., Inc. (a)	109
29	optionsXpress Holdings, Inc.	447
11	Piper Jaffray Cos. (a)	383

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Capital Markets — Continued
133	Raymond James Financial, Inc.	4,350
64	SEI Investments Co.	1,513
13	Stifel Financial Corp. (a)	783
19	SWS Group, Inc.	95
21	TradeStation Group, Inc. (a)	145
40	Waddell & Reed Financial, Inc., Class A	1,412

		16,302

	Commercial Banks — 4.2%
79	Bank of Hawaii Corp.	3,723
9	Bank of the Ozarks, Inc.	375
43	Boston Private Financial Holdings, Inc.	285
85	Cathay General Bancorp	1,415
11	City Holding Co. (c)	380
38	City National Corp.	2,336
25	Columbia Banking System, Inc.	531
42	Commerce Bancshares, Inc.	1,655
22	Community Bank System, Inc.	606
50	Cullen/Frost Bankers, Inc.	3,026
220	East West Bancorp, Inc.	4,293
209	First Bancorp (a) (c)	96
61	First Commonwealth Financial Corp.	435
25	First Financial Bancorp	456
15	First Financial Bankshares, Inc. (c)	745
49	First Midwest Bancorp, Inc.	564
14	FirstMerit Corp.	281
74	Fulton Financial Corp.	768
45	Glacier Bancorp, Inc.	680
20	Hancock Holding Co.	691
65	Hanmi Financial Corp. (a)	74
14	Home Bancshares, Inc./AR	315
14	Independent Bank Corp.	377
35	International Bancshares Corp.	692
22	Nara Bancorp, Inc. (a)	217
84	National Penn Bancshares, Inc.	672
23	NBT Bancorp, Inc.	553
58	Old National Bancorp	691
20	PacWest Bancorp	420
22	Pinnacle Financial Partners, Inc. (a) (c)	298
39	PrivateBancorp, Inc.	562
73	Prosperity Bancshares, Inc.	2,882
16	S&T Bancorp, Inc. (c)	363
50	Signature Bank (a)	2,494
10	Simmons First National Corp., Class A	283
18	Sterling Bancorp, Class N	185
67	Sterling Bancshares, Inc.	470
85	Susquehanna Bancshares, Inc.	819

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
16	SVB Financial Group (a)	873
43	TCF Financial Corp.	632
26	Texas Capital Bancshares, Inc. (a)	543
5	Tompkins Financial Corp.	201
38	Trustmark Corp.	944
19	UMB Financial Corp.	781
30	United Bankshares, Inc. (c)	866
58	United Community Banks, Inc. (a)	112
75	Valley National Bancorp (c)	1,075
71	Webster Financial Corp.	1,400
6	Westamerica Bancorp	346
64	Whitney Holding Corp.	905
61	Wilmington Trust Corp.	267
12	Wilshire Bancorp, Inc.	93
22	Wintrust Financial Corp.	740

		45,486

	Consumer Finance — 0.3%
33	Cash America International, Inc.	1,209
32	Ezcorp, Inc., Class A (a)	859
20	First Cash Financial Services, Inc. (a)	626
11	World Acceptance Corp. (a) (c)	571

		3,265

	Diversified Financial Services — 0.4%
28	Interactive Brokers Group, Inc., Class A	491
75	MSCI, Inc., Class A (a)	2,931
12	Portfolio Recovery Associates, Inc. (a) (c)	902

		4,324

	Insurance — 3.6%
53	American Financial Group, Inc.	1,716
13	AMERISAFE, Inc. (a)	220
4	Arthur J. Gallagher & Co.	128
57	Brown & Brown, Inc.	1,357
32	Delphi Financial Group, Inc., Class A	921
15	eHealth, Inc. (a) (c)	216
30	Employers Holdings, Inc.	516
31	Everest Re Group Ltd., (Bermuda)	2,647
183	Fidelity National Financial, Inc., Class A	2,506
84	First American Financial Corp.	1,251
33	Hanover Insurance Group, Inc. (The)	1,519
56	HCC Insurance Holdings, Inc.	1,625
26	Horace Mann Educators Corp.	471
9	Infinity Property & Casualty Corp.	545
35	Mercury General Corp.	1,506
26	National Financial Partners Corp. (a)	352
9	Navigators Group, Inc. (The) (a)	439

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
14	Presidential Life Corp.	135
29	ProAssurance Corp. (a)	1,783
154	Protective Life Corp.	4,092
61	Reinsurance Group of America, Inc.	3,291
11	RLI Corp.	603
10	Safety Insurance Group, Inc.	471
35	Selective Insurance Group, Inc.	642
29	StanCorp Financial Group, Inc.	1,321
11	Stewart Information Services Corp.	132
29	Tower Group, Inc.	730
84	Transatlantic Holdings, Inc.	4,313
15	United Fire & Casualty Co.	332
32	Unitrin, Inc.	793
80	W.R. Berkley Corp.	2,184

		38,757

	Real Estate Investment Trusts (REITs) — 7.5%
27	Acadia Realty Trust	484
36	Alexandria Real Estate Equities, Inc.	2,643
113	AMB Property Corp.	3,581
86	BioMed Realty Trust, Inc.	1,599
44	BRE Properties, Inc.	1,900
45	Camden Property Trust	2,417
35	Cedar Shopping Centers, Inc.	221
57	Colonial Properties Trust	1,030
44	Corporate Office Properties Trust	1,533
68	Cousins Properties, Inc.	570
101	DiamondRock Hospitality Co. (a)	1,212
168	Duke Realty Corp.	2,089
17	EastGroup Properties, Inc.	738
31	Entertainment Properties Trust	1,430
30	Equity One, Inc. (c)	547
21	Essex Property Trust, Inc.	2,396
61	Extra Space Storage, Inc.	1,064
42	Federal Realty Investment Trust	3,234
45	Franklin Street Properties Corp.	643
43	Healthcare Realty Trust, Inc.	909
48	Highwoods Properties, Inc.	1,538
25	Home Properties, Inc.	1,371
86	Hospitality Properties Trust	1,987
47	Inland Real Estate Corp.	416
34	Kilroy Realty Corp.	1,243
41	Kite Realty Group Trust	222
49	LaSalle Hotel Properties	1,287
72	Lexington Realty Trust	569
77	Liberty Property Trust (c)	2,449
17	LTC Properties, Inc.	480

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
87	Macerich Co. (The)	4,140
54	Mack-Cali Realty Corp.	1,779
71	Medical Properties Trust, Inc.	770
22	Mid-America Apartment Communities, Inc.	1,415
58	National Retail Properties, Inc. (c)	1,527
82	Nationwide Health Properties, Inc.	2,994
64	Omega Healthcare Investors, Inc.	1,441
14	Parkway Properties, Inc.	253
37	Pennsylvania Real Estate Investment Trust (c)	536
34	Post Properties, Inc.	1,244
26	Potlatch Corp.	846
12	PS Business Parks, Inc.	662
53	Rayonier, Inc.	2,806
76	Realty Income Corp.	2,611
56	Regency Centers Corp.	2,360
8	Saul Centers, Inc.	368
91	Senior Housing Properties Trust	2,003
52	SL Green Realty Corp.	3,516
18	Sovran Self Storage, Inc.	674
28	Tanger Factory Outlet Centers	1,442
121	UDR, Inc.	2,835
8	Universal Health Realty Income Trust	298
14	Urstadt Biddle Properties, Inc., Class A	278
81	Weingarten Realty Investors	1,921

		80,521

	Real Estate Management & Development — 0.3%
24	Forestar Group, Inc. (a)	462
28	Jones Lang LaSalle, Inc.	2,385

		2,847

	Thrifts & Mortgage Finance — 1.0%
172	Astoria Financial Corp.	2,393
30	Bank Mutual Corp.	142
38	Brookline Bancorp, Inc.	416
17	Dime Community Bancshares, Inc.	242
96	First Niagara Financial Group, Inc.	1,342
263	New York Community Bancorp, Inc.	4,950
35	Provident Financial Services, Inc.	525
51	Trustco Bank Corp. (c)	324
10	Washington Federal, Inc.	162

		10,496

	Total Financials	201,998

	Health Care — 11.3%
	Biotechnology — 1.1%
20	ArQule, Inc. (a)	118
19	Cubist Pharmaceuticals, Inc. (a)	413

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Biotechnology — Continued
14	Emergent Biosolutions, Inc. (a)	336
22	Martek Biosciences Corp. (a)	687
28	Regeneron Pharmaceuticals, Inc. (a)	912
45	Savient Pharmaceuticals, Inc. (a) (c)	506
66	United Therapeutics Corp. (a)	4,184
150	Vertex Pharmaceuticals, Inc. (a)	5,258

		12,414

	Health Care Equipment & Supplies — 3.9%
15	Abaxis, Inc. (a)	394
137	Align Technology, Inc. (a)	2,676
9	Analogic Corp.	424
30	Beckman Coulter, Inc.	2,279
8	Cantel Medical Corp.	198
19	CONMED Corp. (a)	512
73	Cooper Cos., Inc. (The)	4,132
18	CryoLife, Inc. (a)	96
16	Cyberonics, Inc. (a)	493
22	Edwards Lifesciences Corp. (a)	1,768
47	Gen-Probe, Inc. (a)	2,736
15	Greatbatch, Inc. (a)	365
66	Hill-Rom Holdings, Inc.	2,600
115	Hologic, Inc. (a)	2,159
8	ICU Medical, Inc. (a)	299
30	IDEXX Laboratories, Inc. (a) (c)	2,105
45	Immucor, Inc. (a)	887
14	Integra LifeSciences Holdings Corp. (a)	655
22	Invacare Corp.	649
7	Kensey Nash Corp. (a)	200
94	Kinetic Concepts, Inc. (a)	3,940
27	Meridian Bioscience, Inc.	634
19	Merit Medical Systems, Inc. (a)	296
19	Natus Medical, Inc. (a)	268
15	Neogen Corp. (a)	609
12	Palomar Medical Technologies, Inc. (a)	165
68	ResMed, Inc. (a) (c)	2,343
30	STERIS Corp.	1,102
12	SurModics, Inc. (a)	137
23	Symmetry Medical, Inc. (a)	209
62	Teleflex, Inc.	3,361
77	Thoratec Corp. (a)	2,178
14	Zoll Medical Corp. (a)	524

		41,393

	Health Care Providers & Services — 3.5%
7	Air Methods Corp. (a)	409
5	Almost Family, Inc. (a)	206

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
18	Amedisys, Inc. (a) (c)	616
87	AMERIGROUP Corp. (a)	3,817
22	AMN Healthcare Services, Inc. (a)	134
20	AmSurg Corp. (a)	428
16	Bio-Reference Labs, Inc. (a)	352
12	Catalyst Health Solutions, Inc. (a)	576
6	Chemed Corp.	406
93	Community Health Systems, Inc. (a)	3,477
5	Corvel Corp. (a)	224
21	Cross Country Healthcare, Inc. (a)	174
7	Ensign Group, Inc. (The)	185
11	Genoptix, Inc. (a)	214
20	Gentiva Health Services, Inc. (a)	520
21	Hanger Orthopedic Group, Inc. (a)	448
225	Health Management Associates, Inc., Class A (a)	2,142
85	Health Net, Inc. (a)	2,312
54	Healthspring, Inc. (a)	1,445
23	Healthways, Inc. (a)	251
51	Henry Schein, Inc. (a)	3,142
11	IPC The Hospitalist Co., Inc. (a)	423
26	Kindred Healthcare, Inc. (a)	473
6	Landauer, Inc.	367
12	LCA-Vision, Inc. (a)	67
10	LHC Group, Inc. (a)	303
29	LifePoint Hospitals, Inc. (a)	1,066
164	Lincare Holdings, Inc.	4,406
50	Magellan Health Services, Inc. (a)	2,376
12	Medcath Corp. (a)	167
11	Molina Healthcare, Inc. (a)	310
8	MWI Veterinary Supply, Inc. (a)	514
171	Omnicare, Inc.	4,345
27	Owens & Minor, Inc.	802
20	PharMerica Corp. (a)	229
13	PSS World Medical, Inc. (a)	287
16	RehabCare Group, Inc. (a)	389

		38,002

	Health Care Technology — 0.3%
127	Allscripts Healthcare Solutions, Inc. (a)	2,444
7	Computer Programs & Systems, Inc.	306
21	Omnicell, Inc. (a)	308

		3,058

	Life Sciences Tools & Services — 1.1%
47	Affymetrix, Inc. (a)	238
8	Bio-Rad Laboratories, Inc., Class A (a)	807
18	Cambrex Corp. (a)	95
21	Charles River Laboratories International, Inc. (a)	758

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — Continued
12	Dionex Corp. (a)	1,449
21	Enzo Biochem, Inc. (a)	109
27	eResearchTechnology, Inc. (a)	202
10	Kendle International, Inc. (a)	104
2	Mettler-Toledo International, Inc., (Switzerland) (a)	320
98	Parexel International Corp. (a)	2,082
168	Pharmaceutical Product Development, Inc.	4,572
12	Techne Corp.	764

		11,500

	Pharmaceuticals — 1.4%
184	Endo Pharmaceuticals Holdings, Inc. (a)	6,566
6	Hi-Tech Pharmacal Co., Inc. (a) (c)	160
80	Medicis Pharmaceutical Corp., Class A	2,156
23	Par Pharmaceutical Cos., Inc. (a)	878
46	Perrigo Co.	2,921
127	ViroPharma, Inc. (a)	2,199

		14,880

	Total Health Care	121,247

	Industrials — 16.2%
	Aerospace & Defense — 1.2%
26	AAR Corp. (a)	713
10	Aerovironment, Inc. (a)	265
27	Alliant Techsystems, Inc. (a)	2,013
6	American Science & Engineering, Inc.	508
9	Applied Signal Technology, Inc.	333
17	Ceradyne, Inc. (a)	539
10	Cubic Corp.	464
60	Esterline Technologies Corp. (a)	4,138
34	GenCorp, Inc. (a)	176
31	Moog, Inc., Class A (a)	1,224
3	National Presto Industries Inc.	417
39	Orbital Sciences Corp. (a)	665
13	Teledyne Technologies, Inc. (a)	581
6	Triumph Group, Inc.	498

		12,534

	Air Freight & Logistics — 0.1%
19	Forward Air Corp.	538

	Airlines — 1.0%
91	AirTran Holdings, Inc. (a)	671
96	Alaska Air Group, Inc. (a)	5,457
11	Allegiant Travel Co.	538
564	JetBlue Airways Corp. (a)	3,726
39	SkyWest, Inc.	614

		11,006

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.8%
74	A.O. Smith Corp.	2,829
8	AAON, Inc.	232
19	Apogee Enterprises, Inc.	251
20	Gibraltar Industries, Inc. (a)	269
30	Griffon Corp. (a)	376
43	Lennox International, Inc.	2,031
10	NCI Building Systems, Inc. (a)	145
25	Quanex Building Products Corp.	476
55	Simpson Manufacturing Co., Inc.	1,715
13	Universal Forest Products, Inc.	495

		8,819

	Commercial Services & Supplies — 1.2%
31	ABM Industries, Inc.	804
31	Brink’s Co. (The)	840
24	Clean Harbors, Inc. (a)	2,036
7	Consolidated Graphics, Inc. (a)	359
46	Corrections Corp. of America (a)	1,158
34	Deluxe Corp.	794
12	G&K Services, Inc., Class A	383
43	Healthcare Services Group, Inc.	707
29	HNI Corp.	920
42	Interface, Inc., Class A	664
20	Mine Safety Appliances Co.	627
24	Mobile Mini, Inc. (a)	467
43	Rollins, Inc.	851
8	Standard Register Co. (The)	26
27	SYKES Enterprises, Inc. (a)	551
21	Tetra Tech, Inc. (a)	517
10	UniFirst Corp.	526
14	Viad Corp.	349

		12,579

	Construction & Engineering — 1.5%
38	Aecom Technology Corp. (a)	1,063
25	Comfort Systems USA, Inc.	335
25	Dycom Industries, Inc. (a)	365
60	EMCOR Group, Inc. (a)	1,741
23	Granite Construction, Inc.	620
26	Insituform Technologies, Inc., Class A (a)	687
186	KBR, Inc.	5,679
18	Orion Marine Group, Inc. (a)	205
81	Shaw Group, Inc. (The) (a)	2,774
68	URS Corp. (a)	2,814

		16,283

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electrical Equipment — 1.7%
131	AMETEK, Inc.	5,158
8	AZZ, Inc.	318
32	Baldor Electric Co.	1,990
38	Belden, Inc.	1,415
34	Brady Corp., Class A	1,093
21	C&D Technologies, Inc. (a) (c)	4
12	Encore Wire Corp.	310
28	Hubbell, Inc., Class B	1,704
17	II-VI, Inc. (a)	769
6	Powell Industries, Inc. (a)	186
18	Regal-Beloit Corp.	1,215
51	Thomas & Betts Corp. (a)	2,457
16	Vicor Corp.	263
24	Woodward Governor Co.	905

		17,787

	Industrial Conglomerates — 0.2%
53	Carlisle Cos., Inc.	2,104
8	Standex International Corp.	233
14	Tredegar Corp.	281

		2,618

	Machinery — 5.8%
65	Actuant Corp., Class A	1,729
124	AGCO Corp. (a)	6,267
18	Albany International Corp., Class A	433
13	Astec Industries, Inc. (a)	429
10	Badger Meter, Inc.	441
30	Barnes Group, Inc.	613
33	Briggs & Stratton Corp.	658
47	Bucyrus International, Inc.	4,216
6	Cascade Corp.	288
11	CIRCOR International, Inc.	479
52	CLARCOR, Inc.	2,211
40	Crane Co.	1,624
13	EnPro Industries, Inc. (a)	554
18	ESCO Technologies, Inc.	673
40	Federal Signal Corp.	271
49	Gardner Denver, Inc.	3,401
24	Graco, Inc.	961
37	IDEX Corp.	1,430
18	John Bean Technologies Corp.	371
51	Joy Global, Inc.	4,418
99	Kennametal, Inc.	3,923
20	Lincoln Electric Holdings, Inc.	1,291
8	Lindsay Corp. (c)	492
11	Lydall, Inc. (a)	85
25	Mueller Industries, Inc.	820
53	Nordson Corp.	4,832

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
156	Oshkosh Corp. (a)	5,497
49	Pentair, Inc.	1,803
22	Robbins & Myers, Inc.	769
40	SPX Corp.	2,881
121	Timken Co.	5,755
27	Toro Co. (The)	1,656
20	Watts Water Technologies, Inc., Class A	715

		61,986

	Marine — 0.3%
57	Alexander & Baldwin, Inc.	2,265
24	Kirby Corp. (a)	1,070

		3,335

	Professional Services — 0.6%
15	Administaff, Inc.	435
8	CDI Corp.	151
38	Corporate Executive Board Co. (The)	1,412
20	Dolan Co. (The) (a)	274
9	Exponent, Inc. (a)	335
31	FTI Consulting, Inc. (a)	1,146
11	Heidrick & Struggles International, Inc.	326
17	Kelly Services, Inc., Class A (a)	325
30	Korn/Ferry International (a)	703
33	Navigant Consulting, Inc. (a)	306
23	On Assignment, Inc. (a)	190
11	School Specialty, Inc. (a)	149
33	SFN Group, Inc. (a)	323
29	TrueBlue, Inc. (a)	525
9	Volt Information Sciences, Inc. (a)	77

		6,677

	Road & Rail — 0.7%
17	Arkansas Best Corp.	454
25	J.B. Hunt Transport Services, Inc.	1,040
122	Kansas City Southern (a)	5,828
8	Landstar System, Inc.	340
11	Old Dominion Freight Line, Inc. (a)	340

		8,002

	Trading Companies & Distributors — 1.1%
84	Applied Industrial Technologies, Inc.	2,720
10	GATX Corp.	370
17	Kaman Corp.	499
4	Lawson Products, Inc.	92
12	MSC Industrial Direct Co., Class A	804
156	United Rentals, Inc. (a)	3,559
52	Watsco, Inc.	3,308

		11,352

	Total Industrials	173,516

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Information Technology — 17.5%
	Communications Equipment — 1.9%
27	ADTRAN, Inc.	991
290	Arris Group, Inc. (a)	3,257
7	Bel Fuse, Inc., Class B	173
12	Black Box Corp.	448
64	CommScope, Inc. (a)	1,986
19	Comtech Telecommunications Corp.	520
16	DG FastChannel, Inc. (a)	466
16	Digi International, Inc. (a)	175
10	EMS Technologies, Inc. (a)	189
63	Harmonic, Inc. (a)	537
23	NETGEAR, Inc. (a)	764
18	Network Equipment Technologies, Inc. (a) (c)	85
14	Oplink Communications, Inc. (a)	256
13	PC-Tel, Inc. (a)	77
108	Plantronics, Inc.	4,022
40	Polycom, Inc. (a)	1,544
111	Riverbed Technology, Inc. (a)	3,894
28	Symmetricom, Inc. (a)	196
46	Tekelec (a)	548
8	Tollgrade Communications, Inc. (a)	73

		20,201

	Computers & Peripherals — 0.5%
19	Avid Technology, Inc. (a)	333
15	Compellent Technologies, Inc. (a)	418
28	Diebold, Inc.	883
15	Hutchinson Technology, Inc. (a) (c)	54
36	Intermec, Inc. (a)	455
14	Intevac, Inc. (a)	194
71	NCR Corp. (a)	1,095
20	Novatel Wireless, Inc. (a)	190
14	Stratasys, Inc. (a)	441
16	Super Micro Computer, Inc. (a)	189
24	Synaptics, Inc. (a)	702

		4,954

	Electronic Equipment, Instruments & Components — 3.2%
14	Agilysys, Inc. (a)	80
27	Anixter International, Inc.	1,592
180	Arrow Electronics, Inc. (a)	6,178
98	Avnet, Inc. (a)	3,228
42	Benchmark Electronics, Inc. (a)	759
45	Brightpoint, Inc. (a)	396
25	Checkpoint Systems, Inc. (a)	523
26	Cognex Corp.	765
23	CTS Corp.	250

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — Continued
22	Daktronics, Inc.	354
12	DTS, Inc. (a)	572
18	Electro Scientific Industries, Inc. (a)	292
11	FARO Technologies, Inc. (a)	346
78	Flextronics International Ltd., (Singapore) (a)	614
16	Gerber Scientific, Inc. (a)	128
31	Insight Enterprises, Inc. (a)	402
19	Itron, Inc. (a)	1,073
15	Littelfuse, Inc.	683
11	LoJack Corp. (a)	71
16	Mercury Computer Systems, Inc. (a)	288
24	Methode Electronics, Inc.	309
11	MTS Systems Corp.	413
38	National Instruments Corp.	1,443
24	Newport Corp. (a)	420
12	OSI Systems, Inc. (a)	430
14	Park Electrochemical Corp.	411
26	Pulse Electronics Corp.	137
15	RadiSys Corp. (a)	136
19	Rofin-Sinar Technologies, Inc. (a)	665
10	Rogers Corp. (a)	401
17	Scansource, Inc. (a)	553
32	SYNNEX Corp. (a)	1,008
104	Trimble Navigation Ltd. (a)	4,171
29	TTM Technologies, Inc. (a)	429
318	Vishay Intertechnology, Inc. (a)	4,673

		34,193

	Internet Software & Services — 1.1%
73	AOL, Inc. (a)	1,729
16	comScore, Inc. (a)	355
27	DealerTrack Holdings, Inc. (a)	541
27	Digital River, Inc. (a)	941
31	Equinix, Inc. (a)	2,489
24	Infospace, Inc. (a)	196
32	j2 Global Communications, Inc. (a)	925
19	Knot, Inc. (The) (a)	191
11	Liquidity Services, Inc. (a)	160
11	LogMeIn, Inc. (a)	470
20	Perficient, Inc. (a)	251
64	Rackspace Hosting, Inc. (a) (c)	2,012
16	RightNow Technologies, Inc. (a)	372
9	Stamps.com, Inc.	125
56	United Online, Inc.	372
53	ValueClick, Inc. (a)	844

		11,973

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	25

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Information Technology — 17.5%
	IT Services — 2.4%
52	Acxiom Corp. (a)	895
72	Alliance Data Systems Corp. (a) (c)	5,135
36	Broadridge Financial Solutions, Inc.	794
62	CACI International, Inc., Class A (a)	3,287
45	CIBER, Inc. (a)	210
72	Convergys Corp. (a)	947
10	CoreLogic, Inc.	181
23	CSG Systems International, Inc. (a)	443
89	DST Systems, Inc.	3,931
10	Forrester Research, Inc.	339
25	Heartland Payment Systems, Inc.	381
44	iGate Corp.	865
11	Integral Systems, Inc. (a)	108
151	Lender Processing Services, Inc.	4,468
15	ManTech International Corp., Class A (a)	615
12	MAXIMUS, Inc.	770
3	NCI, Inc., Class A (a)	77
57	NeuStar, Inc., Class A (a)	1,472
29	SRA International, Inc., Class A (a)	590
7	StarTek, Inc. (a)	37
21	TeleTech Holdings, Inc. (a)	441

		25,986

	Office Electronics — 0.1%
37	Zebra Technologies Corp., Class A (a)	1,405

	Semiconductors & Semiconductor Equipment — 4.2%
22	Advanced Energy Industries, Inc. (a)	303
252	Atmel Corp. (a)	3,102
21	ATMI, Inc. (a)	417
43	Brooks Automation, Inc. (a)	389
15	Cabot Microelectronics Corp. (a)	636
14	Ceva, Inc. (a)	297
16	Cohu, Inc.	259
75	Cree, Inc. (a)	4,921
20	Cymer, Inc. (a)	884
23	Diodes, Inc. (a)	617
15	DSP Group, Inc. (a)	121
29	Exar Corp. (a)	203
363	Fairchild Semiconductor International, Inc. (a)	5,668
25	FEI Co. (a)	663
16	Hittite Microwave Corp. (a)	970
108	Integrated Device Technology, Inc. (a)	717
64	International Rectifier Corp. (a)	1,909
2	Intersil Corp., Class A	38
43	Kopin Corp. (a)	178
46	Kulicke & Soffa Industries, Inc. (a)	333

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
138	Lam Research Corp. (a)	7,145
34	Micrel, Inc.	437
76	Microsemi Corp. (a)	1,743
32	MKS Instruments, Inc. (a)	796
24	Monolithic Power Systems, Inc. (a)	400
16	Pericom Semiconductor Corp. (a)	181
19	Power Integrations, Inc.	748
242	RF Micro Devices, Inc. (a)	1,779
19	Rudolph Technologies, Inc. (a)	160
18	Sigma Designs, Inc. (a)	253
15	Standard Microsystems Corp. (a)	427
9	Supertex, Inc. (a)	208
26	Tessera Technologies, Inc. (a)	577
101	TriQuint Semiconductor, Inc. (a)	1,183
16	Ultratech, Inc. (a)	314
32	Varian Semiconductor Equipment Associates, Inc. (a)	1,189
99	Veeco Instruments, Inc. (a) (c)	4,236
17	Volterra Semiconductor Corp. (a)	400

		44,801

	Software — 4.1%
23	ACI Worldwide, Inc. (a)	608
10	Advent Software, Inc. (a) (c)	600
44	ANSYS, Inc. (a)	2,266
29	Blackbaud, Inc.	762
21	Bottomline Technologies, Inc. (a)	453
173	Cadence Design Systems, Inc. (a)	1,432
23	Ebix, Inc. (a) (c)	546
35	Epicor Software Corp. (a)	356
23	EPIQ Systems, Inc.	310
59	FactSet Research Systems, Inc.	5,537
28	Fair Isaac Corp.	646
8	Interactive Intelligence, Inc. (a)	216
15	Manhattan Associates, Inc. (a)	462
89	MICROS Systems, Inc. (a)	3,913
6	MicroStrategy, Inc., Class A (a)	521
22	Netscout Systems, Inc. (a)	515
51	Parametric Technology Corp. (a)	1,153
52	Progress Software Corp. (a)	2,188
154	Quest Software, Inc. (a)	4,285
22	Radiant Systems, Inc. (a)	421
118	Rovi Corp. (a)	7,314
19	Smith Micro Software, Inc. (a)	301
35	Solera Holdings, Inc.	1,797
32	Sonic Solutions, Inc. (a) (c)	482

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — Continued
19	Sourcefire, Inc. (a)	483
16	Synchronoss Technologies, Inc. (a)	429
20	Synopsys, Inc. (a)	534
54	Take-Two Interactive Software, Inc. (a)	665
10	Taleo Corp., Class A (a)	263
44	THQ, Inc. (a)	267
191	TIBCO Software, Inc. (a)	3,757
18	Tyler Technologies, Inc. (a)	373
29	Websense, Inc. (a)	589

		44,444

	Total Information Technology	187,957

	Materials — 5.5%
	Chemicals — 3.2%
21	A Schulman, Inc.	476
59	Albemarle Corp.	3,318
13	American Vanguard Corp.	109
16	Arch Chemicals, Inc.	620
61	Ashland, Inc.	3,095
19	Balchem Corp.	631
55	Cabot Corp.	2,078
37	Calgon Carbon Corp. (a)	565
49	Cytec Industries, Inc.	2,581
3	H.B. Fuller Co.	69
9	International Flavors & Fragrances, Inc.	517
13	Intrepid Potash, Inc. (a) (c)	491
12	LSB Industries, Inc. (a)	284
71	Lubrizol Corp.	7,572
12	Minerals Technologies, Inc.	802
31	NewMarket Corp.	3,856
51	Olin Corp.	1,056
46	OM Group, Inc. (a)	1,764
7	Penford Corp. (a)	43
61	PolyOne Corp. (a)	756
7	Quaker Chemical Corp.	287
7	Scotts Miracle-Gro Co. (The), Class A	375
4	Sensient Technologies Corp.	153
5	Stepan Co.	388
27	STR Holdings, Inc. (a) (c)	537
36	Valspar Corp.	1,233
3	Westlake Chemical Corp.	121
14	Zep, Inc.	276

		34,053

	Construction Materials — 0.0% (g)
33	Headwaters, Inc. (a)	149
6	Texas Industries, Inc. (c)	252

		401

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.7%
22	Aptargroup, Inc.	1,057
22	Myers Industries, Inc.	213
73	Rock-Tenn Co., Class A	3,914
53	Sonoco Products Co.	1,785
48	Temple-Inland, Inc.	1,013

		7,982

	Metals & Mining — 1.1%
10	AM Castle & Co. (a)	192
16	AMCOL International Corp.	506
13	Brush Engineered Materials, Inc. (a)	521
66	Carpenter Technology Corp.	2,652
23	Century Aluminum Co. (a)	360
22	Compass Minerals International, Inc.	1,955
10	Kaiser Aluminum Corp.	482
6	Olympic Steel, Inc.	173
27	Reliance Steel & Aluminum Co.	1,389
20	RTI International Metals, Inc. (a)	539
145	Worthington Industries, Inc.	2,672

		11,441

	Paper & Forest Products — 0.5%
26	Buckeye Technologies, Inc.	543
8	Clearwater Paper Corp. (a)	593
7	Deltic Timber Corp.	402
25	KapStone Paper & Packaging Corp. (a)	385
283	Louisiana-Pacific Corp. (a)	2,682
9	Neenah Paper, Inc.	181
5	Schweitzer-Mauduit International, Inc.	288
33	Wausau Paper Corp.	281

		5,355

	Total Materials	59,232

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.3%
6	Atlantic Tele-Network, Inc.	228
17	Cbeyond, Inc. (a)	264
132	Cincinnati Bell, Inc. (a)	370
29	General Communication, Inc., Class A (a)	363
22	Neutral Tandem, Inc. (a)	319
104	tw telecom, inc. (a)	1,777

		3,321

	Wireless Telecommunication Services — 0.4%
20	NTELOS Holdings Corp.	376
48	Syniverse Holdings, Inc. (a)	1,471

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	27

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Wireless Telecommunication Services — Continued
62	Telephone & Data Systems, Inc.	2,266
15	USA Mobility, Inc.	261

		4,374

	Total Telecommunication Services	7,695

	Utilities — 4.8%
	Electric Utilities — 2.0%
21	Allete, Inc.	771
8	Central Vermont Public Service Corp.	171
58	Cleco Corp.	1,781
100	DPL, Inc.	2,577
52	El Paso Electric Co. (a)	1,429
225	Great Plains Energy, Inc.	4,367
133	Hawaiian Electric Industries, Inc.	3,028
21	IDACORP, Inc.	781
119	NV Energy, Inc.	1,671
98	PNM Resources, Inc.	1,274
23	UniSource Energy Corp.	834
92	Westar Energy, Inc.	2,327

		21,011

	Gas Utilities — 1.5%
38	AGL Resources, Inc.	1,358
93	Atmos Energy Corp.	2,911
15	Laclede Group, Inc. (The)	531
3	National Fuel Gas Co.	194
40	New Jersey Resources Corp.	1,744
9	Northwest Natural Gas Co.	427
26	Piedmont Natural Gas Co., Inc.	714
254	Questar Corp.	4,429
10	South Jersey Industries, Inc.	509
46	Southwest Gas Corp.	1,705
57	UGI Corp.	1,792

		16,314

	Independent Power Producers & Energy Traders — 0.0% (g)
61	Dynegy, Inc. (a)	343

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.2%
58	Alliant Energy Corp.	2,131
57	Avista Corp.	1,288
72	Black Hills Corp.	2,147
10	CH Energy Group, Inc.	511
24	NorthWestern Corp.	690
70	NSTAR	2,935
52	OGE Energy Corp.	2,368
33	Vectren Corp.	845

		12,915

	Water Utilities — 0.1%
12	American States Water Co.	425

	Total Utilities	51,008

	Total Common Stocks (Cost $827,706)	1,056,885

PRINCIPAL AMOUNT ($)

Short-Term Investments — 1.7%
U.S. Treasury Obligations — 0.4%
1,315	U.S. Treasury Bill, 0.102%, 03/10/11 (k) (n)	1,315
2,720	U.S. Treasury Bill, 0.127%, 02/10/11 (k) (n)	2,719

	Total U.S. Treasury Obligations (Cost $4,034)	4,034

SHARES

	Investment Company — 1.3%
13,703	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $13,703)	13,703

Investment of Cash Collateral for Securities on Loan — 3.4%
	Investment Company — 3.4%
36,973	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $36,973)	36,973

	Total Investments — 103.6% (Cost $882,416)	1,111,595
	Liabilities in Excess of Other Assets — (3.6)%	(38,520)

	NET ASSETS — 100.0%	$1,073,075

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
64	E-mini Russell 2000	03/18/11	$5,007	$113
153	S&P Mid Cap 400	03/18/11	13,851	271

				$384

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	29

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(q)	— Investment in affiliate. This security is included in an index in which the Fund, as in index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Equity Index Fund	Market Expansion Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,848,398	$1,060,919
Investments in affiliates, at value	54,758	50,676

Total investment securities, at value	1,903,156	1,111,595
Cash	—	4
Deposits at broker for futures contracts	1,000	—
Receivables:
Investment securities sold	112	12,383
Fund shares sold	8,084	3,911
Interest and dividends	2,197	722
Securities lending income	10	44
Variation margin on futures contracts	2	—

Total Assets	1,914,561	1,128,659

LIABILITIES:
Payables:
Investment securities purchased	39	—
Collateral for securities lending program	8,540	36,973
Fund shares redeemed	12,380	17,957
Variation margin on futures contracts	—	52
Accrued liabilities:
Investment advisory fees	74	226
Admin Fees	74	86
Shareholder servicing fees	16	40
Distribution fees	159	29
Custodian and accounting fees	56	44
Trustees’ and Chief Compliance Officer’s fees	6	4
Other	538	173

Total Liabilities	21,882	55,584

Net Assets	$1,892,679	$1,073,075

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Equity Index Fund	Market Expansion Index Fund
NET ASSETS:
Paid in capital	$1,257,442	$828,971
Accumulated undistributed net investment income	79	2,980
Accumulated net realized gains (losses)	(236,217)	11,561
Net unrealized appreciation (depreciation)	871,375	229,563

Total Net Assets	$1,892,679	$1,073,075

NET ASSETS:
Class A	$532,231	$73,436
Class B	27,156	7,109
Class C	46,980	11,709
Class R2	—	2,365
Select Class	1,286,312	978,456

Total	$1,892,679	$1,073,075

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	18,655	6,856
Class B	955	685
Class C	1,652	1,171
Class R2	—	222
Select Class	45,085	90,930

Net Asset Value:
Class A — Redemption price per share	$28.53	$10.71
Class B — Offering price per share (a)	28.45	10.38
Class C — Offering price per share(a)	28.44	10.00
Class R2 — Offering and redemption price per share	—	10.66
Select Class — Offering and redemption price per share	28.53	10.76
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$30.11	$11.30

Cost of investments in non-affiliates	$987,635	$831,740
Cost of investments in affiliates	44,541	50,676
Value of securities on loan	8,331	35,857

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$2
Dividend income from non-affiliates	18,942		6,689
Dividend income from affiliates	77		17
Income from securities lending (net)	62		317

Total investment income	19,081		7,025

EXPENSES:
Investment advisory fees	2,190		1,204
Administration fees	801		441
Distribution fees:
Class A	666		84
Class B	104		26
Class C	171		39
Class R2	—		4
Shareholder servicing fees:
Class A	666		84
Class B	35		9
Class C	57		13
Class R2	—		2
Select Class	1,432		1,096
Custodian and accounting fees	65		38
Interest expense to affiliates	—	(a)	—
Professional fees	29		37
Trustees’ and Chief Compliance Officer’s fees	6		4
Printing and mailing costs	122		38
Registration and filing fees	25		31
Transfer agent fees	702		167
Other	17		12

Total expenses	7,088		3,329

Less amounts waived	(4,417)		(1,053)
Less earnings credits	—	(a)	—	(a)

Net expenses	2,671		2,276

Net investment income (loss)	16,410		4,749

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,301		45,253
Investment in affiliates	(86)		—
Futures	2,069		4,061

Net realized gain (loss)	3,284		49,314

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	333,602		178,752
Investments in affiliates	3,866		—
Futures	809		748

Change in net unrealized appreciation (depreciation)	338,277		179,500

Net realized/unrealized gains (losses)	341,561		228,814

Change in net assets resulting from operations	$357,971		$233,563

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,410	$32,269	$4,749	$7,986
Net realized gain (loss)	3,284	(9,028)	49,314	51,616
Change in net unrealized appreciation (depreciation)	338,277	180,942	179,500	93,999

Change in net assets resulting from operations	357,971	204,183	233,563	153,601

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,553)	(9,256)	(51)	(446)
Class B
From net investment income	(131)	(358)	—	(9)
Class C
From net investment income	(222)	(497)	—	(15)
Class R2
From net investment income	—	—	—	(7)
Select Class
From net investment income	(11,742)	(21,688)	(1,117)	(7,665)

Total distributions to shareholders	(16,648)	(31,799)	(1,168)	(8,142)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(12,829)	(15,938)	(10,606)	50,960

NET ASSETS:
Change in net assets	328,494	156,446	221,789	196,419
Beginning of period	1,564,185	1,407,739	851,286	654,867

End of period	$1,892,679	$1,564,185	$1,073,075	$851,286

Accumulated undistributed (distributions in excess of) net investment income	$79	$317	$2,980	$(601)

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$58,070	$114,553	$9,374	$20,804
Dividends and distributions reinvested	4,359	8,815	42	372
Cost of shares redeemed	(126,115)	(125,073)	(10,065)	(19,130)

Change in net assets from Class A capital transactions	$(63,686)	$(1,705)	$(649)	$2,046

Class B
Proceeds from shares issued	$53	$961	$40	$214
Dividends and distributions reinvested	123	337	—	8
Cost of shares redeemed	(6,191)	(15,340)	(1,704)	(3,677)

Change in net assets from Class B capital transactions	$(6,015)	$(14,042)	$(1,664)	$(3,455)

Class C
Proceeds from shares issued	$3,075	$9,495	$770	$1,608
Dividends and distributions reinvested	136	303	—	11
Cost of shares redeemed	(7,960)	(16,868)	(1,472)	(2,581)

Change in net assets from Class C capital transactions	$(4,749)	$(7,070)	$(702)	$(962)

Class R2
Proceeds from shares issued	$—	$—	$886	$1,789
Dividends and distributions reinvested	—	—	—	6
Cost of shares redeemed	—	—	(473)	(283)

Change in net assets from Class R2 capital transactions	$—	$—	$413	$1,512

Select Class
Proceeds from shares issued	$219,168	$277,785	$105,342	$238,345
Dividends and distributions reinvested	9,757	14,906	149	466
Cost of shares redeemed	(167,304)	(285,812)	(113,495)	(186,992)

Change in net assets from Select Class capital transactions	$61,621	$6,879	$(8,004)	$51,819

Total change in net assets from capital transactions	$(12,829)	$(15,938)	$(10,606)	$50,960

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	2,219	4,676	1,008	2,458
Reinvested	162	355	5	43
Redeemed	(4,743)	(5,062)	(1,034)	(2,247)

Change in Class A Shares	(2,362)	(31)	(21)	254

Class B
Issued	2	41	4	26
Reinvested	5	13	—	1
Redeemed	(238)	(621)	(187)	(441)

Change in Class B Shares	(231)	(567)	(183)	(414)

Class C
Issued	117	381	83	201
Reinvested	5	12	—	1
Redeemed	(305)	(679)	(170)	(324)

Change in Class C Shares	(183)	(286)	(87)	(122)

Class R2
Issued	—	—	90	205
Reinvested	—	—	—	1
Redeemed	—	—	(50)	(31)

Change in Class R2 Shares	—	—	40	175

Select Class
Issued	8,275	11,277	10,891	27,620
Reinvested	360	600	16	54
Redeemed	(6,354)	(11,515)	(11,641)	(21,649)

Change in Select Class Shares	2,281	362	(734)	6,025

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Equity Index Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$23.40	$0.23	(e)	$5.13	$5.36	$(0.23)
Year Ended June 30, 2010	20.90	0.45	(e)	2.49	2.94	(0.44)
Year Ended June 30, 2009	29.08	0.51	(e)	(8.19)	(7.68)	(0.50)
Year Ended June 30, 2008	34.16	0.53	(e)	(5.09)	(4.56)	(0.52)
Year Ended June 30, 2007	28.90	0.48	(e)	5.28	5.76	(0.50)
Year Ended June 30, 2006	27.12	0.42	(e)	1.79	2.21	(0.43)

Class B
Six Months Ended December 31, 2010 (Unaudited)	23.34	0.13	(e)	5.11	5.24	(0.13)
Year Ended June 30, 2010	20.84	0.26	(e)	2.49	2.75	(0.25)
Year Ended June 30, 2009	28.98	0.34	(e)	(8.15)	(7.81)	(0.33)
Year Ended June 30, 2008	34.02	0.28	(e)	(5.07)	(4.79)	(0.25)
Year Ended June 30, 2007	28.78	0.23	(e)	5.26	5.49	(0.25)
Year Ended June 30, 2006	27.01	0.20	(e)	1.78	1.98	(0.21)

Class C
Six Months Ended December 31, 2010 (Unaudited)	23.34	0.13	(e)	5.10	5.23	(0.13)
Year Ended June 30, 2010	20.84	0.26	(e)	2.49	2.75	(0.25)
Year Ended June 30, 2009	28.98	0.34	(e)	(8.14)	(7.80)	(0.34)
Year Ended June 30, 2008	34.04	0.29	(e)	(5.08)	(4.79)	(0.27)
Year Ended June 30, 2007	28.81	0.24	(e)	5.25	5.49	(0.26)
Year Ended June 30, 2006	27.04	0.21	(e)	1.78	1.99	(0.22)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	23.40	0.26	(e)	5.14	5.40	(0.27)
Year Ended June 30, 2010	20.90	0.51	(e)	2.49	3.00	(0.50)
Year Ended June 30, 2009	29.08	0.56	(e)	(8.18)	(7.62)	(0.56)
Year Ended June 30, 2008	34.16	0.61	(e)	(5.09)	(4.48)	(0.60)
Year Ended June 30, 2007	28.90	0.56	(e)	5.27	5.83	(0.57)
Year Ended June 30, 2006	27.12	0.49	(e)	1.79	2.28	(0.50)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the the net realized and unrealized gains (losses) on investments per share would have been $(8.20), $(8.16), $(8.15) and $(8.19), and the total return would have been (26.42)%, (26.96)%, (26.94)% and (26.23)% for Class A Shares, Class B Shares, Class C Shares and Select Class Shares, respectively.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Includes a gain resulting from a payment by affiliate. Without this gain the total return would have been (13.28)%.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$28.53	22.97%		$532,231	0.44%	1.74%	0.95%	3%
23.40	13.96		491,906	0.45	1.80	0.96	8
20.90	(26.38	)(f)	439,950	0.45	2.29	1.04	18
29.08	(13.47	)(g)	594,810	0.45	1.64	0.97	12
34.16	20.02		624,107	0.45	1.50	0.94	9
28.90	8.19		451,728	0.45	1.47	0.98	10

28.45	22.47		27,156	1.19	0.99	1.45	3
23.34	13.12		27,677	1.20	1.07	1.46	8
20.84	(26.92	)(f)	36,524	1.20	1.53	1.53	18
28.98	(14.12	)(g)	71,403	1.20	0.87	1.47	12
34.02	19.12		135,620	1.20	0.75	1.44	9
28.78	7.35		168,233	1.20	0.72	1.49	10

28.44	22.44		46,980	1.19	0.99	1.45	3
23.34	13.14		42,819	1.20	1.06	1.46	8
20.84	(26.91	)(f)	44,210	1.20	1.53	1.54	18
28.98	(14.13	)(g)	72,637	1.20	0.89	1.47	12
34.04	19.11		92,205	1.20	0.75	1.44	9
28.81	7.36		81,673	1.20	0.72	1.48	10

28.53	23.12		1,286,312	0.19	1.99	0.70	3
23.40	14.24		1,001,783	0.20	2.05	0.71	8
20.90	(26.20	)(f)	887,055	0.20	2.57	0.79	18
29.08	(13.25	)(h)	1,102,129	0.20	1.89	0.72	12
34.16	20.31		1,231,982	0.20	1.75	0.69	9
28.90	8.45		1,296,312	0.20	1.72	0.73	10

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Market Expansion Index Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$8.42	$0.04	(e)	$2.26		$2.30	$(0.01)	$—	$(0.01)
Year Ended June 30, 2010	6.88	0.06	(e)	1.55		1.61	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.21	0.09	(e)	(3.02	)(f)	(2.93)	(0.08)	(0.32)	(0.40)
Year Ended June 30, 2008	13.58	0.08	(e)	(1.63)		(1.55)	(0.07)	(1.75)	(1.82)
Year Ended June 30, 2007	12.47	0.09	(e)	2.13		2.22	(0.09)	(1.02)	(1.11)
Year Ended June 30, 2006	12.05	0.07		1.51		1.58	(0.08)	(1.08)	(1.16)

Class B
Six Months Ended December 31, 2010 (Unaudited)	8.18	—	(e)(h)	2.20		2.20	—	—	—
Year Ended June 30, 2010	6.70	—	(e)(h)	1.49		1.49	(0.01)	—	(0.01)
Year Ended June 30, 2009	9.97	0.03	(e)	(2.94	)(f)	(2.91)	(0.04)	(0.32)	(0.36)
Year Ended June 30, 2008	13.33	(0.01	)(e)	(1.59)		(1.60)	(0.01)	(1.75)	(1.76)
Year Ended June 30, 2007	12.28	—	(e)(h)	2.09		2.09	(0.02)	(1.02)	(1.04)
Year Ended June 30, 2006	11.89	(0.01)		1.48		1.47	— (h)	(1.08)	(1.08)

Class C
Six Months Ended December 31, 2010 (Unaudited)	7.88	—	(e)(h)	2.12		2.12	—	—	—
Year Ended June 30, 2010	6.45	—	(e)(h)	1.44		1.44	(0.01)	—	(0.01)
Year Ended June 30, 2009	9.63	0.03	(e)	(2.84	)(f)	(2.81)	(0.05)	(0.32)	(0.37)
Year Ended June 30, 2008	12.94	(0.01	)(e)	(1.54)		(1.55)	(0.01)	(1.75)	(1.76)
Year Ended June 30, 2007	11.96	—	(e)(h)	2.02		2.02	(0.02)	(1.02)	(1.04)
Year Ended June 30, 2006	11.60	(0.01)		1.45		1.44	— (h)	(1.08)	(1.08)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	8.39	0.02	(e)	2.25		2.27	—	—	—
Year Ended June 30, 2010	6.87	0.02	(e)	1.55		1.57	(0.05)	—	(0.05)
November 3, 2008(i) through June 30, 2009	7.32	0.04	(e)	(0.11)		(0.07)	(0.06)	(0.32)	(0.38)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	8.45	0.05	(e)	2.27		2.32	(0.01)	—	(0.01)
Year Ended June 30, 2010	6.91	0.09	(e)	1.54		1.63	(0.09)	—	(0.09)
Year Ended June 30, 2009	10.24	0.10	(e)	(3.01	)(f)	(2.91)	(0.10)	(0.32)	(0.42)
Year Ended June 30, 2008	13.61	0.11	(e)	(1.63)		(1.52)	(0.10)	(1.75)	(1.85)
Year Ended June 30, 2007	12.50	0.12	(e)	2.13		2.25	(0.12)	(1.02)	(1.14)
Year Ended June 30, 2006	12.07	0.10		1.52		1.62	(0.11)	(1.08)	(1.19)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge(b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.71	27.30%		$73,436	0.69%	0.77%	0.91%	47%
8.42	23.30		57,906	0.69	0.75	0.91	61
6.88	(28.22	)(f)	45,589	0.75	1.18	1.01	70
10.21	(11.79	)(g)	65,663	0.70	0.70	0.94	65
13.58	18.69		82,813	0.70	0.72	0.94	44
12.47	13.63		75,282	0.66	0.62	0.95	53

10.38	26.89		7,109	1.40	0.04	1.41	47
8.18	22.21		7,104	1.41	0.03	1.41	61
6.70	(28.69	)(f)	8,587	1.49	0.44	1.50	70
9.97	(12.45	)(g)	17,126	1.44	(0.05)	1.44	65
13.33	17.82		26,451	1.43	(0.03)	1.43	44
12.28	12.81		28,614	1.40	(0.12)	1.45	53

10.00	26.90		11,709	1.40	0.05	1.41	47
7.88	22.34		9,919	1.41	0.03	1.41	61
6.45	(28.75	)(f)	8,906	1.49	0.44	1.50	70
9.63	(12.43	)(g)	15,669	1.44	(0.06)	1.44	65
12.94	17.75		25,149	1.43	(0.01)	1.44	44
11.96	12.88		21,753	1.40	(0.12)	1.45	53

10.66	27.06		2,365	1.06	0.39	1.16	47
8.39	22.83		1,527	1.07	0.24	1.16	61
6.87	(0.31)		50	1.07	1.06	1.30	70

10.76	27.50		978,456	0.44	1.02	0.66	47
8.45	23.49		774,830	0.44	1.00	0.66	61
6.91	(28.00	)(f)	591,735	0.51	1.43	0.76	70
10.24	(11.55	)(g)	485,717	0.45	0.95	0.69	65
13.61	18.92		584,141	0.45	0.97	0.69	44
12.50	13.96		542,088	0.41	0.87	0.70	53

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Fund	Class A, Class B, Class C and Select Class	Diversified
Market Expansion Index Fund	Class A, Class B, Class C, Class R2 and Select Class	Diversified

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Equity Index Fund
Total Investments in Securities #	$1,903,156	$—	$—	$1,903,156

Appreciation in Other Financial Instruments
Futures Contracts	$395	$—	$—	$395

Market Expansion Index Fund
Total Investments in Securities ##	$1,107,561	$4,034	$—	$1,111,595

Appreciation in Other Financial Instruments
Futures Contracts	$384	$—	$—	$384

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOIs for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of U.S. Treasury Bills that are held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2010.

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

The table below discloses the volume of the Funds’ derivatives activities during the six months ended December 31, 2010 (amounts in thousands):

	Equity Index Fund	Market Expansion Index Fund
Average Notional Balance Long	$14,423	$19,007
Ending Notional Balance Long	14,222	18,858

C. Transactions with Affiliates — An issuer which is under common control with a Fund may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be an affiliated issuer (amounts in thousands):

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
Equity Index Fund
JPMorgan Chase & Co. (common stock)	$24,218	$274	$1,061	$(86)	$66	641	$27,212
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	4,112	133,052	118,158	—	11	19,006	19,006
JPMorgan Prime Money Market Fund, Capital Shares*	7,734	50,701	49,895	—	17	8,540	8,540

Total	$36,064			$(86)	$94		$54,758

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
Market Expansion Index Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class	$17,458	$125,211	$128,966	$—	$17	13,703	$13,703
JPMorgan Prime Money Market Fund, Institutional Class*	29,898	124,182	117,107	—	50	36,973	36,973

Total	$47,356			$—	$67		$50,676

*	Represents investment of cash collateral related to securities on loan, as described in Note 2.D. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) in the Statements of Operations.

D. Securities Lending — The Funds may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent for the Funds pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on investment of cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Equity Index Fund	$8
Market Expansion Index Fund	20

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar denominated securities, plus accrued interest. The Securities Lending Agreement, requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Equity Index Fund	$8,331	$8,540	$8,540
Market Expansion Index Fund	35,857	36,973	36,973

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, JPMCB has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Equity Index Fund	$9
Market Expansion Index Fund	30

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the six months ended December 31, 2010 (amounts in thousands):

Lending Agent Fees Incurred
Equity Index Fund	$2
Market Expansion Index Fund	6

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.25% of the Funds’ average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2010, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Equity Index Fund	0.25%	0.75%	0.75%	n/a
Market Expansion Index Fund	0.25	0.75	0.75	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$14	$20
Market Expansion Index Fund	4	2

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

46	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class
Equity Index Fund	0.45%	1.20%	1.20%	n/a	0.20%
Market Expansion Index Fund	0.82%	1.57	1.57	1.07	0.57

The contractual expense limitation agreements were in effect for the six months ended December 31, 2010. The expense limitation percentages in the table above are in place until at least October 31, 2011. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Equity Index Fund	$1,946	$364	$2,097	$4,407
Market Expansion Index Fund	—	—	420	420

	Voluntary Waivers
	Shareholder Servicing	Total
Market Expansion Index Fund	$615	$615

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.
The amounts of waivers resulting from investments in the money market funds for the six months ended December 31, 2010 was as follows: (excluding the reimbursement disclosed in Note 2.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Equity Index Fund	$10
Market Expansion Index Fund	18

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

4. Investment Transactions

During the six months ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$59,084	$71,247
Market Expansion Index Fund	434,899	435,538

During the six months ended December 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$1,032,176	927,878	56,898	$870,980
Market Expansion Index Fund	882,416	248,715	19,536	229,179

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2010. Average borrowings from the Facility for the six months ended December 31, 2010, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Equity Index Fund	$11,814	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentration and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate approximately 26.0% of the net assets of Market Expansion Index Fund. Significant shareholder transactions, if any, may impact the Funds’ performance.

48	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$1,229.70	$2.47	0.44%
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class B
Actual	1,000.00	1,224.70	6.67	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class C
Actual	1,000.00	1,224.40	6.67	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Select Class
Actual	1,000.00	1,231.20	1.07	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

Market Expansion Index Fund
Class A
Actual	1,000.00	1,273.00	3.95	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class B
Actual	1,000.00	1,268.90	8.01	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class C
Actual	1,000.00	1,269.00	8.01	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class R2
Actual	1,000.00	1,270.60	6.07	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06
Select Class
Actual	1,000.00	1,275.00	2.52	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

50	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to the Funds until January 1, 2010, when its investment advisory business was transferred to the Advisor, which became the investment adviser for the Funds. The appointment of the Advisor did not change the Funds’ portfolio management team or investment strategies, the investment advisory fees charged to the Funds or the terms of the Funds’ investment advisory agreements (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010), on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, perform-

ance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.

Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing admin-

istrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance

52	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2010

information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s performance was in the third quintile for Class A shares and in the first, second and first quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Market Expansion Index Fund’s performance was in the second quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were in the first quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Market Expansion Index Fund’s net advisory fee for Class A and Select Class shares were in the third and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2010	J.P. MORGAN EQUITY FUNDS	53

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	SAN-INDEX-1210

Semi-Annual Report

J.P. Morgan Investor Funds

December 31, 2010 (Unaudited)

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index, respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Fund	Fund Return*†	Barclays Capital Intermediate Aggregate Bond Index Return (Broad Based Fixed Income Benchmark)†	Russell 3000 Index Return (Broad- Based Equity Benchmark)†	Composite Benchmark Return†	Fund Net Assets as of 12/31/2010 (in thousands)
JPMorgan Investor Balanced Fund, Class A (no sales charge)	12.18%	1.30%	24.46%	12.58%	$2,492,593

JPMorgan Investor Conservative Growth Fund, Class A (no sales charge)	7.91%	1.30%	24.46%	8.00%	1,991,790

JPMorgan Investor Growth Fund, Class A (no sales charge)	20.57%	1.30%	24.46%	22.04%	1,399,529

JPMorgan Investor Growth & Income Fund, Class A (no sales charge)	16.62%	1.30%	24.46%	17.26%	1,812,613

Portfolio Composition by Asset Class**

JPMorgan Investor Balanced Fund
Fixed Income	44.7%
U.S. Equity	39.5
Alternative Assets	8.7
International Equity	5.6
Money Market	1.5

JPMorgan Investor Conservative Growth Fund
Fixed Income	62.3%
U.S. Equity	23.2
Alternative Assets	8.8
International Equity	3.9
Money Market	1.8

JPMorgan Investor Growth Fund
U.S. Equity	72.3%
International Equity	9.7
Alternative Assets	8.7
Fixed Income	8.1
Money Market	1.2

JPMorgan Investor Growth & Income Fund
U.S. Equity	56.1%
Fixed Income	26.4
Alternative Assets	9.2
International Equity	7.2
Money Market	1.1

†	Not annualized.
*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	Percentages indicated are based upon total investments as of December 31, 2010. The Fund’s composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

J.P. Morgan Investor Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Balanced Fund’s blended composite benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays Capital Intermediate Aggregate Bond Index (50%) and the Russell 3000 Index (50%).

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Conservative Growth Fund’s blended composite benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays Capital Intermediate Aggregate Bond Index (70%) and the Russell 3000 Index (30%).

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth Fund’s blended composite benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays Capital Intermediate Aggregate Bond Index (10%).

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund’s blended composite benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays Capital Intermediate Aggregate Bond Index (30%).

HOW DID THE MARKET PERFORM?

Stocks in most of the world’s capital markets rallied during the six months ended December 31, 2010 and strongly outperformed bonds. U.S. stocks, as measured by the Russell 3000 Index, returned 24.46% for the six months ended December 31, 2010 versus a 1.30% return for the Barclays Capital Intermediate Aggregate Bond Index, a broad-based index of U.S. fixed income securities with intermediate maturities.

In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period. International developed and emerging markets stocks also rallied during the reporting period. In developed markets outside of the U.S., strong corporate earnings and positive economic data overshadowed investor concerns about Europe’s debt crisis and the impact that austerity measures would have on growth in the region. Emerging market stocks were bolstered by strong gross domestic product (GDP) growth in developing countries.

As investors regained their appetite for risk, the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) steepened significantly during the reporting period, with yields rising and U.S. Treasury prices declining across the board (generally, bond prices increase/decline when yields decline/increase). Meanwhile, strong corporate balance sheets and declining default rates supported the high yield bond market (also known as “junk bonds”). However, while high yield bonds were among the best performing fixed income securities, they still underperformed equities.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Each of the J.P. Morgan Investor Funds outperformed the Barclays Capital Intermediate Aggregate Bond Index, their broad based fixed income benchmark, and underperformed the Russell 3000 Index, their broad based equity benchmark, for the six months ended December 31, 2010. In accordance with their model allocations, each Fund allocated its assets among fixed income, equity and alternative investments. The Funds’ exposure to equities drove their outperformance versus the Barclays Capital Intermediate Aggregate Bond Index as equities outperformed fixed income securities during the reporting period. Similarly, the Funds’ exposure to fixed income securities drove their underperformance versus the Russell 3000 Index as fixed income securities underperformed equities during the reporting period.

Each Investor Fund’s performance is also compared to blended composite benchmarks, which are constructed of different percentages of the Investor Funds’ broad based fixed income benchmark and broad based equity benchmark. These composite benchmarks correspond to each Investor Fund’s model allocation. Each Investor Fund underperformed its blended

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	3

J.P. Morgan Investor Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

composite benchmark during the reporting period. Their relative performance was hurt by the Investor Funds’ exposure to fixed income asset classes that investors have historically viewed as defensive or less risky, such as U.S. Treasuries. These asset classes were relatively weak as investors’ appetite for risk increased during the reporting period. The Investor Funds exposure to market neutral investment strategies also detracted from their performance versus the composite benchmarks as highly correlated price movements among U.S. stocks created a challenging environment for these strategies. On the positive side, the Investor Funds’ exposure to the emerging market debt and high yield bond (also known as “junk bonds”) asset classes contributed to their performance versus their blended composite benchmarks.

The Investor Funds gained exposure to equities, fixed income securities and alternatives by investing in underlying J.P. Morgan Funds. Among these underlying funds, the JPMorgan Intrepid Mid Cap Fund and the JPMorgan Value Advantage Fund posted positive absolute returns but underperformed their respective benchmarks for the six months ended December 31, 2010. Meanwhile, each of the underlying fixed income funds held by the Investor Funds outperformed their respective benchmarks for the reporting period. Among the underlying alternative investment strategies†, the Highbridge Dynamic Commodities Strategy Fund and the JPMorgan Emerging Market Debt Fund posted positive absolute returns and outperformed their respective benchmarks, while the JPMorgan Multi-Cap Market Neutral Fund posted a negative absolute return and underperformed its benchmark.

†	For purposes of the management’s discussion of Fund performance, certain fixed income funds are identified as alternative strategies including high yield and emerging market debt securities. These investments may be categorized as fixed income funds in the Schedule of Investments.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying J.P. Morgan Funds that invested in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Within each asset class, the underlying funds in which the Funds invested were further diversified among large-cap, mid-cap, small-cap, and international stocks. The underlying fund mix was well diversified so that no single underlying fund had a significant influence on each Fund’s returns. The Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. They assessed their tactical asset mix and strategic asset mix by evaluating the performance of the Funds against the blended performance of the Russell 3000 Index and the Barclays Capital Intermediate Aggregate Bond Index. They determined the strategic weight for each asset class in the Funds by using both three- to five-year and 10- to 15-year outlooks. They remained focused on making investments they believed would perform well over the long term, and maintained a level of volatility similar to that of each Investor Fund’s blended benchmark and their peer group.

During the reporting period, the Fund’s portfolio managers added the JPMorgan Emerging Market Equity Fund, JPMorgan Emerging Economies Fund, the JPMorgan Latin America Fund and the JPMorgan Global Natural Resources Fund.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

JPMorgan Investor Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		12.18%	9.93%	4.89%	4.38%
With Sales Charge**		7.12	5.02	3.92	3.90
CLASS B SHARES	12/10/96
Without CDSC		11.88	9.41	4.30	3.82
With CDSC***		6.88	4.41	3.96	3.82
CLASS C SHARES	7/1/97
Without CDSC		11.95	9.40	4.31	3.72
With CDSC****		10.95	8.40	4.31	3.72
SELECT CLASS SHARES	12/10/96	12.40	10.27	5.16	4.65

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Barclays Capital Intermediate Aggregate Bond Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays Capital Intermediate Aggregate Bond Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		7.91%	8.37%	4.92%	4.44%
With Sales Charge**		3.09	3.46	3.96	3.96
CLASS B SHARES	12/10/96
Without CDSC		7.60	7.86	4.35	3.90
With CDSC***		2.60	2.86	4.01	3.90
CLASS C SHARES	7/1/97
Without CDSC		7.65	7.82	4.35	3.78
With CDSC****		6.65	6.82	4.35	3.78
SELECT CLASS SHARES	12/10/96	8.01	8.70	5.18	4.70

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Barclays Capital Intermediate Aggregate Bond Index, the Russell 3000 Index, the Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays Capital Intermediate Aggregate Bond Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

JPMorgan Investor Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		20.57%	12.58%	3.54%	3.02%
With Sales Charge**		15.13	7.49	2.59	2.55
CLASS B SHARES	12/10/96
Without CDSC		20.28	11.93	2.94	2.47
With CDSC***		15.28	6.93	2.58	2.47
CLASS C SHARES	7/1/97
Without CDSC		20.27	11.99	2.94	2.36
With CDSC****		19.27	10.99	2.94	2.36
SELECT CLASS SHARES	12/10/96	20.75	12.91	3.80	3.27

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Barclays Capital Intermediate Aggregate Bond Index, the Composite Benchmark and the Lipper Multi-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S.

Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is composite benchmark comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays Capital Intermediate Aggregate Bond Index (10%). The Lipper Multi-Cap Core Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		16.62%	11.60%	4.29%	3.74%
With Sales Charge**		11.38	6.56	3.33	3.27
CLASS B SHARES	12/10/96
Without CDSC		16.18	11.01	3.67	3.18
With CDSC***		11.18	6.01	3.32	3.18
CLASS C SHARES	7/1/97
Without CDSC		16.28	11.07	3.69	3.07
With CDSC****		15.28	10.07	3.69	3.07
SELECT CLASS SHARES	12/10/96	16.69	11.84	4.53	4.00

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Barclays Capital Intermediate Aggregate Bond Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index comprised of U.S.

Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays Capital Intermediate Aggregate Bond Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.7% (b)
	Alternative Assets — 8.7%
1,337	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	25,900
14,201	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	137,322
3,496	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	53,983

	Total Alternative Assets	217,205

	Fixed Income — 44.6%
24,202	JPMorgan Core Bond Fund, Select Class Shares	277,355
43,690	JPMorgan Core Plus Bond Fund, Select Class Shares	354,766
6,098	JPMorgan Emerging Markets Debt Fund, Select Class Shares	48,847
8,775	JPMorgan Government Bond Fund, Select Class Shares	95,302
22,459	JPMorgan High Yield Fund, Select Class Shares	183,038
2,558	JPMorgan Inflation Managed Bond Fund, Select Class Shares	26,113
5,904	JPMorgan Limited Duration Bond Fund, Select Class Shares	55,376
1,199	JPMorgan Real Return Fund, Select Class Shares	11,556
5,356	JPMorgan Short Duration Bond Fund, Select Class Shares	58,755

	Total Fixed Income	1,111,108

	International Equity — 5.6%
842	JPMorgan Emerging Economies Fund, Select Class Shares	12,317
1,011	JPMorgan Emerging Markets Equity Fund, Select Class Shares	24,681
354	JPMorgan Global Natural Resources Fund, Select Class Shares (a)	5,733
4,472	JPMorgan International Equity Index Fund, Select Class Shares	84,122
555	JPMorgan Latin America Fund, Select Class Shares (a)	12,175

	Total International Equity	139,028

	Money Market — 1.5%
36,796	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (l)	36,796

	U.S. Equity — 39.3%
7,624	JPMorgan Intrepid America Fund, Select Class Shares	174,817
4,018	JPMorgan Intrepid Growth Fund, Select Class Shares	90,849
4,672	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	69,193

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
1,391	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	29,008
11,037	JPMorgan Large Cap Value Fund, Select Class Shares	120,853
8,728	JPMorgan Market Expansion Index Fund, Select Class Shares	93,912
1,965	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	28,139
22,600	JPMorgan U.S. Equity Fund, Select Class Shares	231,426
6,860	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	141,788

	Total U.S. Equity	979,985

	Total Investments — 99.7% (Cost $2,250,660)	2,484,122
	Other Assets in Excess of Liabilities — 0.3%	8,471

	NET ASSETS — 100.0%	$2,492,593

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.5% (b)
	Alternative Assets — 8.7%
1,024	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	19,832
10,263	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	99,246
3,522	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	54,384

	Total Alternative Assets	173,462

	Fixed Income — 62.0%
22,878	JPMorgan Core Bond Fund, Select Class Shares	262,186
46,954	JPMorgan Core Plus Bond Fund, Select Class Shares	381,267
4,838	JPMorgan Emerging Markets Debt Fund, Select Class Shares	38,755
19,004	JPMorgan Government Bond Fund, Select Class Shares	206,380
12,764	JPMorgan High Yield Fund, Select Class Shares	104,027
1,905	JPMorgan Inflation Managed Bond Fund, Select Class Shares	19,450
10,546	JPMorgan Limited Duration Bond Fund, Select Class Shares	98,920
943	JPMorgan Real Return Fund, Select Class Shares	9,089
10,427	JPMorgan Short Duration Bond Fund, Select Class Shares	114,382

	Total Fixed Income	1,234,456

	International Equity — 3.9%
677	JPMorgan Emerging Economies Fund, Select Class Shares	9,903
791	JPMorgan Emerging Markets Equity Fund, Select Class Shares	19,311
321	JPMorgan Global Natural Resources Fund, Select Class Shares (a)	5,206
1,758	JPMorgan International Equity Index Fund, Select Class Shares	33,073
450	JPMorgan Latin America Fund, Select Class Shares (a)	9,871

	Total International Equity	77,364

	Money Market — 1.8%
36,343	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (l)	36,343

	U.S. Equity — 23.1%
3,739	JPMorgan Intrepid America Fund, Select Class Shares	85,739
1,971	JPMorgan Intrepid Growth Fund, Select Class Shares	44,567
1,189	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	17,605

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
4,082	JPMorgan Large Cap Value Fund, Select Class Shares	44,703
1,569	JPMorgan Market Expansion Index Fund, Select Class Shares	16,878
656	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	15,083
1,409	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	20,184
11,318	JPMorgan U.S. Equity Fund, Select Class Shares	115,893
4,100	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	84,740
832	JPMorgan Value Advantage Fund, Select Class Shares	15,146

	Total U.S. Equity	460,538

	Total Investments — 99.5% (Cost $1,847,949)	1,982,163
	Other Assets in Excess of Liabilities — 0.5%	9,627

	NET ASSETS — 100.0%	$1,991,790

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 8.7%
757	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	14,672
7,881	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	76,212
2,024	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	31,257

	Total Alternative Assets	122,141

	Fixed Income — 8.1%
2,039	JPMorgan Core Plus Bond Fund, Select Class Shares	16,553
3,456	JPMorgan Emerging Markets Debt Fund, Select Class Shares	27,683
794	JPMorgan Government Bond Fund, Select Class Shares	8,621
3,954	JPMorgan High Yield Fund, Select Class Shares	32,223
1,404	JPMorgan Inflation Managed Bond Fund, Select Class Shares	14,331
756	JPMorgan Limited Duration Bond Fund, Select Class Shares	7,092
685	JPMorgan Real Return Fund, Select Class Shares	6,605

	Total Fixed Income	113,108

	International Equity — 9.7%
464	JPMorgan Emerging Economies Fund, Select Class Shares	6,786
559	JPMorgan Emerging Markets Equity Fund, Select Class Shares	13,642
225	JPMorgan Global Natural Resources Fund, Select Class Shares (a)	3,649
2,250	JPMorgan International Equity Fund, Select Class Shares	31,236
3,909	JPMorgan International Equity Index Fund, Select Class Shares	73,532
297	JPMorgan Latin America Fund, Select Class Shares (a)	6,514

	Total International Equity	135,359

	Money Market — 1.2%
16,175	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (l)	16,175

	U.S. Equity — 72.3%
7,236	JPMorgan Intrepid America Fund, Select Class Shares	165,911
3,500	JPMorgan Intrepid Growth Fund, Select Class Shares	79,146
3,554	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	52,640
6,124	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	127,750

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
15,169	JPMorgan Large Cap Value Fund, Select Class Shares	166,101
7,606	JPMorgan Market Expansion Index Fund, Select Class Shares	81,837
304	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	6,997
2,172	JPMorgan Small Cap Value Fund, Select Class Shares	41,275
1,164	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	16,663
19,120	JPMorgan U.S. Equity Fund, Select Class Shares	195,792
3,428	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	70,857
403	JPMorgan Value Advantage Fund, Select Class Shares	7,336

	Total U.S. Equity	1,012,305

	Total Investments — 100.0% (Cost $1,245,348)	1,399,088
	Other Assets in Excess of Liabilities — 0.0% (g)	441

	NET ASSETS — 100.0%	$1,399,529

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	11

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.7% (b)
	Alternative Assets — 9.2%
982	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	19,013
11,041	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	106,771
2,612	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	40,325

	Total Alternative Assets	166,109

	Fixed Income — 26.3%
10,628	JPMorgan Core Bond Fund, Select Class Shares	121,796
20,318	JPMorgan Core Plus Bond Fund, Select Class Shares	164,981
4,252	JPMorgan Emerging Markets Debt Fund, Select Class Shares	34,060
15,755	JPMorgan High Yield Fund, Select Class Shares	128,406
1,897	JPMorgan Inflation Managed Bond Fund, Select Class Shares	19,372
899	JPMorgan Real Return Fund, Select Class Shares	8,667

	Total Fixed Income	477,282

	International Equity — 7.1%
607	JPMorgan Emerging Economies Fund, Select Class Shares	8,872
747	JPMorgan Emerging Markets Equity Fund, Select Class Shares	18,233
257	JPMorgan Global Natural Resources Fund, Select Class Shares (a)	4,170
1,649	JPMorgan International Equity Fund, Select Class Shares	22,887
3,518	JPMorgan International Equity Index Fund, Select Class Shares	66,176
421	JPMorgan Latin America Fund, Select Class Shares (a)	9,234

	Total International Equity	129,572

	Money Market — 1.1%
20,476	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (l)	20,476

	U.S. Equity — 56.0%
8,816	JPMorgan Intrepid America Fund, Select Class Shares	202,156
3,182	JPMorgan Intrepid Growth Fund, Select Class Shares	71,941
2,145	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	31,761
5,216	JPMorgan Large Cap Growth Fund, Select Class Shares (a)	108,810
13,508	JPMorgan Large Cap Value Fund, Select Class Shares	147,917

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
8,061	JPMorgan Market Expansion Index Fund, Select Class Shares	86,740
402	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	9,234
1,763	JPMorgan Small Cap Value Fund, Select Class Shares	33,503
1,347	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	19,295
19,786	JPMorgan U.S. Equity Fund, Select Class Shares	202,604
4,417	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	91,297
512	JPMorgan Value Advantage Fund, Select Class Shares	9,320

	Total U.S. Equity	1,014,578

	Total Investments — 99.7% (Cost $1,608,982)	1,808,017
	Other Assets in Excess of Liabilities — 0.3%	4,596

	NET ASSETS — 100.0%	$1,812,613

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

J.P. Morgan Investor Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2010.

The financial statements of the underlying affiliated funds in which the Funds invest should be read in conjunction with the Funds’ financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$2,484,122	$1,982,163	$1,399,088	$1,808,017
Cash	500	—	—	—
Receivables:
Fund shares sold	9,566	10,462	3,443	6,421
Dividends	4,603	4,514	622	2,309

Total Assets	2,498,791	1,997,139	1,403,153	1,816,747

LIABILITIES:
Payables:
Dividends	1,357	593	375	431
Investment securities purchased	23	18	13	17
Fund shares redeemed	3,348	3,518	2,025	2,327
Accrued liabilities:
Investment advisory fees	103	81	58	76
Administration fees	142	251	66	105
Shareholder servicing fees	141	111	21	66
Distribution fees	709	655	418	546
Custodian and accounting fees	9	13	5	3
Trustees’ and Chief Compliance Officer’s fees	7	4	5	5
Transfer agent fees	249	32	433	401
Other	110	73	205	157

Total Liabilities	6,198	5,349	3,624	4,134

Net Assets	$2,492,593	$1,991,790	$1,399,529	$1,812,613

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid in capital	$2,369,663	$1,909,988	$1,360,602	$1,769,069
Accumulated distribution in excess of net investment loss	(22)	(54)	(11)	(13)
Accumulated net realized gains (losses)	(110,510)	(52,358)	(114,802)	(155,478)
Net unrealized appreciation (depreciation)	233,462	134,214	153,740	199,035

Total Net Assets	$2,492,593	$1,991,790	$1,399,529	$1,812,613

Net Assets:
Class A	$1,738,471	$1,249,552	$954,751	$1,224,972
Class B	276,407	137,659	242,749	316,484
Class C	282,787	530,634	105,184	146,056
Select Class	194,928	73,945	96,845	125,101

Total	$2,492,593	$1,991,790	$1,399,529	$1,812,613

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	142,374	111,932	70,876	95,867
Class B	22,660	12,324	18,389	24,895
Class C	23,420	47,686	8,105	11,669
Select Class	15,946	6,601	7,080	9,912

Net Asset Value:
Class A — Redemption price per share	$12.21	$11.16	$13.47	$12.78
Class B — Offering price per share (a)	12.20	11.17	13.20	12.71
Class C — Offering price per share (a)	12.07	11.13	12.98	12.52
Select Class — Offering and redemption price per share	12.22	11.20	13.68	12.62
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.79	$11.69	$14.10	$13.38

Cost of investments in affiliates	2,250,660	1,847,949	1,245,348	1,608,982

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$31,055	$25,835	$9,416	$18,846

EXPENSES:
Investment advisory fees	571	427	321	422
Administration fees	762	707	513	613
Distribution fees:
Class A	1,974	1,362	1,082	1,401
Class B	1,065	537	898	1,194
Class C	911	1,525	349	491
Shareholder servicing fees:
Class A	1,974	1,362	1,082	1,401
Class B	355	179	299	398
Class C	304	508	116	164
Select Class	220	84	108	146
Custodian and accounting fees	17	14	10	13
Professional fees	41	23	22	17
Trustees’ and Chief Compliance Officer’s fees	8	5	2	6
Printing and mailing costs	127	69	126	128
Registration and filing fees	80	116	68	56
Transfer agent fees	511	271	650	591
Other	30	12	20	19

Total expenses	8,950	7,201	5,666	7,060

Less amounts waived	(2,091)	(1,567)	(1,609)	(1,759)
Less earnings credits	— (a)	— (a)	— (a)	—	(a)

Net expenses	6,859	5,634	4,057	5,301

Net investment income (loss)	24,196	20,201	5,359	13,545

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	(1,888)	(970)	(1,875)	917
Distributions of realized gains by investment company affiliates	1,298	945	462	889

Net realized gain (loss)	(590)	(25)	(1,413)	1,806

Change in net unrealized appreciation (depreciation) of investments in affiliates	232,912	104,233	232,318	238,222

Net realized/unrealized gains (losses)	232,322	104,208	230,905	240,028

Change in net assets resulting from operations	$256,518	$124,409	$236,264	$253,573

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,196	$41,175	$20,201	$29,628
Net realized gain (loss) on investments in affiliates	(1,888)	(27,745)	(970)	(12,138)
Distributions of realized gains by investment company affiliates	1,298	90	945	52
Change in net unrealized appreciation (depreciation)	232,912	157,100	104,233	72,743

Change in net assets resulting from operations	256,518	170,620	124,409	90,285

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(17,611)	(28,476)	(13,802)	(19,758)
Class B
From net investment income	(2,186)	(5,612)	(1,334)	(3,590)
Class C
From net investment income	(2,201)	(3,206)	(4,219)	(4,869)
Select Class
From net investment income	(2,183)	(3,972)	(911)	(1,692)

Total distributions to shareholders	(24,181)	(41,266)	(20,266)	(29,909)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	184,113	483,470	412,111	617,548

NET ASSETS:
Change in net assets	416,450	612,824	516,254	677,924
Beginning of period	2,076,143	1,463,319	1,475,536	797,612

End of period	$2,492,593	$2,076,143	$1,991,790	$1,475,536

Accumulated undistributed (distributions in excess of) net investment income	$(22)	$(37)	$(54)	$11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,359	$7,570	$13,545	$23,863
Net realized gain (loss) on investments in affiliates	(1,875)	(37,290)	917	(32,497)
Distributions of realized gains by investment company affiliates	462	57	889	74
Change in net unrealized appreciation (depreciation)	232,318	155,466	238,222	178,464

Change in net assets resulting from operations	236,264	125,803	253,573	169,904

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,013)	(5,251)	(9,797)	(16,324)
Class B
From net investment income	(559)	(1,320)	(1,735)	(4,198)
Class C
From net investment income	(264)	(375)	(825)	(1,291)
Select Class
From net investment income	(508)	(682)	(1,163)	(2,125)

Total distributions to shareholders	(5,344)	(7,628)	(13,520)	(23,938)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	6,092	73,512	24,674	100,934

NET ASSETS:
Change in net assets	237,012	191,687	264,727	246,900
Beginning of period	1,162,517	970,830	1,547,886	1,300,986

End of period	$1,399,529	$1,162,517	$1,812,613	$1,547,886

Accumulated distributions in excess of net investment income	$(11)	$(26)	$(13)	$(38)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$347,778	$692,297	$393,781	$571,022
Dividends and distributions reinvested	16,558	26,781	12,723	18,177
Cost of shares redeemed	(197,106)	(283,616)	(150,436)	(177,728)

Change in net assets from Class A capital transactions	$167,230	$435,462	$256,068	$411,471

Class B
Proceeds from shares issued	$4,196	$11,608	$4,928	$9,347
Dividends and distributions reinvested	2,122	5,441	1,280	3,419
Cost of shares redeemed	(47,086)	(105,576)	(23,417)	(48,474)

Change in net assets from Class B capital transactions	$(40,768)	$(88,527)	$(17,209)	$(35,708)

Class C
Proceeds from shares issued	$71,673	$136,343	$211,371	$268,129
Dividends and distributions reinvested	2,023	2,915	3,862	4,443
Cost of shares redeemed	(32,063)	(38,330)	(51,020)	(47,091)

Change in net assets from Class C capital transactions	$41,633	$100,928	$164,213	$225,481

Select Class
Proceeds from shares issued	$30,068	$89,499	$16,407	$27,728
Dividends and distributions reinvested	1,278	1,425	526	586
Cost of shares redeemed	(15,328)	(55,317)	(7,894)	(12,010)

Change in net assets from Select Class capital transactions	$16,018	$35,607	$9,039	$16,304

Total change in net assets from capital transactions	$184,113	$483,470	$412,111	$617,548

SHARE TRANSACTIONS:
Class A
Issued	29,587	61,417	35,999	54,119
Reinvested	1,379	2,378	1,159	1,730
Redeemed	(16,873)	(25,182)	(13,770)	(16,875)

Change in Class A Shares	14,093	38,613	23,388	38,974

Class B
Issued	359	1,041	453	889
Reinvested	177	484	117	326
Redeemed	(4,046)	(9,470)	(2,148)	(4,630)

Change in Class B Shares	(3,510)	(7,945)	(1,578)	(3,415)

Class C
Issued	6,109	12,215	19,260	25,393
Reinvested	170	262	353	423
Redeemed	(2,772)	(3,438)	(4,685)	(4,479)

Change in Class C Shares	3,507	9,039	14,928	21,337

Select Class
Issued	2,532	8,023	1,485	2,666
Reinvested	106	127	48	56
Redeemed	(1,311)	(4,952)	(719)	(1,135)

Change in Select Class Shares	1,327	3,198	814	1,587

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$116,196	$274,434	$178,991	$393,226
Dividends and distributions reinvested	3,878	5,083	9,492	15,840
Cost of shares redeemed	(90,507)	(149,866)	(130,666)	(217,534)

Change in net assets from Class A capital transactions	$29,567	$129,651	$57,817	$191,532

Class B
Proceeds from shares issued	1,173	6,276	2,315	8,553
Dividends and distributions reinvested	550	1,295	1,700	4,112
Cost of shares redeemed	(34,856)	(95,246)	(49,349)	(119,843)

Change in net assets from Class B capital transactions	$(33,133)	$(87,675)	$(45,334)	$(107,178)

Class C
Proceeds from shares issued	15,672	32,064	23,371	51,818
Dividends and distributions reinvested	231	316	702	1,056
Cost of shares redeemed	(10,298)	(16,085)	(15,893)	(21,417)

Change in net assets from Class C capital transactions	$5,605	$16,295	$8,180	$31,457

Select Class
Proceeds from shares issued	11,849	34,609	12,497	29,980
Dividends and distributions reinvested	240	132	985	730
Cost of shares redeemed	(8,036)	(19,500)	(9,471)	(45,587)

Change in net assets from Select Class capital transactions	$4,053	$15,241	$4,011	$(14,877)

Total change in net assets from capital transactions	$6,092	$73,512	$24,674	$100,934

SHARE TRANSACTIONS:
Class A
Issued	9,289	23,211	14,827	34,261
Reinvested	291	426	760	1,378
Redeemed	(7,302)	(12,714)	(10,912)	(18,938)

Change in Class A Shares	2,278	10,923	4,675	16,701

Class B
Issued	95	556	192	758
Reinvested	42	109	137	359
Redeemed	(2,887)	(8,279)	(4,161)	(10,573)

Change in Class B Shares	(2,750)	(7,614)	(3,832)	(9,456)

Class C
Issued	1,283	2,812	1,953	4,591
Reinvested	18	27	57	94
Redeemed	(865)	(1,414)	(1,357)	(1,907)

Change in Class C Shares	436	1,425	653	2,778

Select Class
Issued	935	2,934	1,062	2,692
Reinvested	18	11	80	64
Redeemed	(663)	(1,696)	(800)	(4,127)

Change in Select Class Shares	290	1,249	342	(1,371)

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Balanced Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$11.00	$0.13	$1.21	$1.34	$(0.13)	$—	$(0.13)
Year Ended June 30, 2010	10.03	0.26	0.97	1.23	(0.26)	—	(0.26)
Year Ended June 30, 2009	11.90	0.31	(1.54)	(1.23)	(0.31)	(0.33)	(0.64)
Year Ended June 30, 2008	13.18	0.40	(0.77)	(0.37)	(0.56)	(0.35)	(0.91)
Year Ended June 30, 2007	12.36	0.36	1.18	1.54	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2006	12.06	0.36	0.39	0.75	(0.35)	(0.10)	(0.45)

Class B
Six Months Ended December 31, 2010 (Unaudited)	10.99	0.10	1.20	1.30	(0.09)	—	(0.09)
Year Ended June 30, 2010	10.01	0.20	0.97	1.17	(0.19)	—	(0.19)
Year Ended June 30, 2009	11.88	0.26	(1.55)	(1.29)	(0.25)	(0.33)	(0.58)
Year Ended June 30, 2008	13.16	0.31	(0.76)	(0.45)	(0.48)	(0.35)	(0.83)
Year Ended June 30, 2007	12.34	0.28	1.18	1.46	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2006	12.04	0.29	0.38	0.67	(0.27)	(0.10)	(0.37)

Class C
Six Months Ended December 31, 2010 (Unaudited)	10.88	0.10	1.19	1.29	(0.10)	—	(0.10)
Year Ended June 30, 2010	9.93	0.20	0.95	1.15	(0.20)	—	(0.20)
Year Ended June 30, 2009	11.79	0.25	(1.53)	(1.28)	(0.25)	(0.33)	(0.58)
Year Ended June 30, 2008	13.07	0.32	(0.76)	(0.44)	(0.49)	(0.35)	(0.84)
Year Ended June 30, 2007	12.26	0.28	1.18	1.46	(0.34)	(0.31)	(0.65)
Year Ended June 30, 2006	11.96	0.28	0.39	0.67	(0.28)	(0.09)	(0.37)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	11.01	0.14	1.21	1.35	(0.14)	—	(0.14)
Year Ended June 30, 2010	10.04	0.28	0.97	1.25	(0.28)	—	(0.28)
Year Ended June 30, 2009	11.91	0.34	(1.54)	(1.20)	(0.34)	(0.33)	(0.67)
Year Ended June 30, 2008	13.19	0.45	(0.79)	(0.34)	(0.59)	(0.35)	(0.94)
Year Ended June 30, 2007	12.36	0.37	1.21	1.58	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2006	12.06	0.38	0.40	0.78	(0.38)	(0.10)	(0.48)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not of the Underlying Funds in which the Fund invests.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Includes a gain incurred from a payment by an affiliate and a settlement payment. Without these payments, the total return for Class A, Class B, Class C and Select Class would have been (3.15)%, (3.72)%, (3.72)%, and (2.90)%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.21	12.18%		$1,738,471	0.50%	2.23%	0.69%	5%
11.00	12.19		1,410,998	0.50	2.34	0.71	12
10.03	(9.91)		899,136	0.50	3.10	0.75	24
11.90	(3.06	)(g)	1,081,145	0.46	3.09	0.68	26
13.18	12.74		1,062,281	0.47	2.76	0.70	13
12.36	6.26		931,576	0.47	2.91	0.72	17

12.20	11.88		276,407	1.03	1.61	1.19	5
10.99	11.66		287,519	1.05	1.75	1.21	12
10.01	(10.47)		341,604	1.08	2.49	1.25	24
11.88	(3.64	)(g)	517,262	1.04	2.48	1.19	26
13.16	12.09		624,375	1.05	2.15	1.20	13
12.34	5.63		668,944	1.07	2.31	1.22	17

12.07	11.86		282,787	1.03	1.74	1.19	5
10.88	11.55		216,667	1.05	1.80	1.21	12
9.93	(10.44)		107,948	1.08	2.50	1.25	24
11.79	(3.63	)(g)	134,639	1.04	2.52	1.19	26
13.07	12.12		125,825	1.05	2.17	1.20	13
12.26	5.69		111,224	1.07	2.31	1.22	17

12.22	12.31		194,928	0.25	2.47	0.44	5
11.01	12.44		160,959	0.25	2.60	0.46	12
10.04	(9.67)		114,631	0.25	3.37	0.50	24
11.91	(2.82	)(g)	140,188	0.21	3.28	0.43	26
13.19	13.09		108,184	0.22	3.03	0.45	13
12.36	6.52		116,858	0.22	3.20	0.47	17

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Conservative Growth Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$10.47	$0.14		$0.69	$0.83	$(0.14)	$—	$(0.14)
Year Ended June 30, 2010	9.67	0.29		0.80	1.09	(0.29)	—	(0.29)
Year Ended June 30, 2009	10.56	0.34		(0.81)	(0.47)	(0.34)	(0.08)	(0.42)
Year Ended June 30, 2008	11.29	0.41	(g)	(0.44)	(0.03)	(0.50)	(0.20)	(0.70)
Year Ended June 30, 2007	10.98	0.38		0.62	1.00	(0.41)	(0.28)	(0.69)
Year Ended June 30, 2006	11.03	0.37		0.02	0.39	(0.37)	(0.07)	(0.44)

Class B
Six Months Ended December 31, 2010 (Unaudited)	10.48	0.10		0.69	0.79	(0.10)	—	(0.10)
Year Ended June 30, 2010	9.67	0.23		0.81	1.04	(0.23)	—	(0.23)
Year Ended June 30, 2009	10.56	0.28		(0.81)	(0.53)	(0.28)	(0.08)	(0.36)
Year Ended June 30, 2008	11.30	0.35	(g)	(0.46)	(0.11)	(0.43)	(0.20)	(0.63)
Year Ended June 30, 2007	10.98	0.32		0.62	0.94	(0.34)	(0.28)	(0.62)
Year Ended June 30, 2006	11.03	0.31		0.02	0.33	(0.31)	(0.07)	(0.38)

Class C
Six Months Ended December 31, 2010 (Unaudited)	10.44	0.11		0.69	0.80	(0.11)	—	(0.11)
Year Ended June 30, 2010	9.64	0.23		0.81	1.04	(0.24)	—	(0.24)
Year Ended June 30, 2009	10.53	0.28		(0.81)	(0.53)	(0.28)	(0.08)	(0.36)
Year Ended June 30, 2008	11.27	0.35	(g)	(0.45)	(0.10)	(0.44)	(0.20)	(0.64)
Year Ended June 30, 2007	10.96	0.32		0.62	0.94	(0.35)	(0.28)	(0.63)
Year Ended June 30, 2006	11.01	0.31		0.02	0.33	(0.31)	(0.07)	(0.38)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	10.51	0.15		0.69	0.84	(0.15)	—	(0.15)
Year Ended June 30, 2010	9.70	0.30		0.83	1.13	(0.32)	—	(0.32)
Year Ended June 30, 2009	10.59	0.37		(0.82)	(0.45)	(0.36)	(0.08)	(0.44)
Year Ended June 30, 2008	11.33	0.43	(g)	(0.45)	(0.02)	(0.52)	(0.20)	(0.72)
Year Ended June 30, 2007	11.01	0.41		0.62	1.03	(0.43)	(0.28)	(0.71)
Year Ended June 30, 2006	11.05	0.38		0.05	0.43	(0.40)	(0.07)	(0.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not of the Underlying Funds in which the Fund invests.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Includes a gain incurred resulting from a payment by an affiliate and a settlement payment. Without these payments, the total return for Class A and Select Class would have been (0.48)% and (0.30)%, respectively. The effect is less than 0.01% on total return for Class B and Class C.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.16	7.91%		$1,249,552	0.50%	2.52%	0.69%	3%
10.47	11.32		927,164	0.50	2.78	0.72	11
9.67	(4.25)		479,238	0.50	3.56	0.76	32
10.56	(0.38	)(h)	489,374	0.50	3.74	0.71	27
11.29	9.28		423,663	0.50	3.39	0.72	12
10.98	3.63		397,206	0.50	3.35	0.74	18

11.17	7.60		137,659	1.03	1.87	1.19	3
10.48	10.80		145,639	1.06	2.17	1.22	11
9.67	(4.80)		167,499	1.09	2.96	1.26	32
10.56	(1.04	)(h)	218,437	1.06	3.13	1.21	27
11.30	8.76		242,016	1.06	2.79	1.22	12
10.98	3.03		276,443	1.07	2.76	1.24	18

11.13	7.65		530,634	1.03	2.07	1.19	3
10.44	10.78		341,942	1.06	2.25	1.22	11
9.64	(4.82)		110,141	1.09	2.96	1.26	32
10.53	(1.01	)(h)	128,991	1.06	3.20	1.21	27
11.27	8.73		85,153	1.06	2.85	1.22	12
10.96	3.03		70,231	1.07	2.76	1.24	18

11.20	8.01		73,945	0.25	2.72	0.44	3
10.51	11.66		60,791	0.25	3.03	0.47	11
9.70	(4.01)		40,734	0.25	3.80	0.51	32
10.59	(0.21	)(h)	50,698	0.25	3.89	0.46	27
11.33	9.61		33,282	0.25	3.65	0.47	12
11.01	3.97		29,294	0.25	3.68	0.48	18

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$11.22	$0.06	(g)	$2.25	$2.31	$(0.06)	$—	$(0.06)
Year Ended June 30, 2010	9.94	0.10	(g)	1.26	1.36	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.23	0.15	(g)	(3.44)	(3.29)	(0.16)	(0.84)	(1.00)
Year Ended June 30, 2008	17.03	0.22	(g)	(1.71)	(1.49)	(0.64)	(0.67)	(1.31)
Year Ended June 30, 2007	15.10	0.19		2.54	2.73	(0.33)	(0.47)	(0.80)
Year Ended June 30, 2006	13.77	0.23		1.33	1.56	(0.23)	—	(0.23)

Class B
Six Months Ended December 31, 2010 (Unaudited)	11.00	0.02	(g)	2.21	2.23	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.79	0.02	(g)	1.24	1.26	(0.05)	—	(0.05)
Year Ended June 30, 2009	14.03	0.08	(g)	(3.39)	(3.31)	(0.09)	(0.84)	(0.93)
Year Ended June 30, 2008	16.81	0.13	(g)	(1.69)	(1.56)	(0.55)	(0.67)	(1.22)
Year Ended June 30, 2007	14.92	0.08		2.52	2.60	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2006	13.61	0.15		1.31	1.46	(0.15)	—	(0.15)

Class C
Six Months Ended December 31, 2010 (Unaudited)	10.82	0.02	(g)	2.17	2.19	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.62	0.03	(g)	1.22	1.25	(0.05)	—	(0.05)
Year Ended June 30, 2009	13.82	0.08	(g)	(3.34)	(3.26)	(0.10)	(0.84)	(0.94)
Year Ended June 30, 2008	16.58	0.13	(g)	(1.67)	(1.54)	(0.55)	(0.67)	(1.22)
Year Ended June 30, 2007	14.73	0.09		2.48	2.57	(0.25)	(0.47)	(0.72)
Year Ended June 30, 2006	13.44	0.14		1.30	1.44	(0.15)	—	(0.15)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	11.39	0.08	(g)	2.28	2.36	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.09	0.13	(g)	1.28	1.41	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.42	0.17	(g)	(3.48)	(3.31)	(0.18)	(0.84)	(1.02)
Year Ended June 30, 2008	17.24	0.27	(g)	(1.74)	(1.47)	(0.68)	(0.67)	(1.35)
Year Ended June 30, 2007	15.27	0.22		2.59	2.81	(0.37)	(0.47)	(0.84)
Year Ended June 30, 2006	13.92	0.25		1.36	1.61	(0.26)	—	(0.26)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not of the Underlying Funds in which the Fund invests.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Includes a gain incurred resulting from a payment by an affiliate and a settlement payment. Without these payments, the total return for Class A, Class B, Class C and Select Class would have been (9.56)%, (10.10)%, (10.09)%, and (9.34)%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.47	20.57%		$954,751	0.50%	0.98%	0.77%	10%
11.22	13.67		769,574	0.50	0.81	0.79	15
9.94	(22.41)		573,470	0.50	1.45	0.88	23
14.23	(9.41	)(h)	708,064	0.50	1.42	0.73	25
17.03	18.41		735,824	0.50	1.13	0.75	15
15.10	11.31		557,259	0.50	1.58	0.81	26

13.20	20.28		242,749	1.08	0.33	1.27	10
11.00	12.85		232,624	1.10	0.20	1.30	15
9.79	(22.85)		281,372	1.11	0.80	1.37	23
14.03	(9.95	)(h)	481,947	1.07	0.86	1.23	25
16.81	17.75		638,693	1.07	0.54	1.25	15
14.92	10.70		611,186	1.08	0.99	1.31	26

12.98	20.27		105,184	1.08	0.41	1.27	10
10.82	12.99		82,981	1.09	0.22	1.29	15
9.62	(22.89)		60,098	1.11	0.80	1.37	23
13.82	(9.94	)(h)	87,048	1.07	0.86	1.23	25
16.58	17.73		99,319	1.07	0.55	1.25	15
14.73	10.70		86,876	1.08	1.00	1.31	26

13.68	20.75		96,845	0.25	1.24	0.52	10
11.39	13.87		77,338	0.25	1.08	0.54	15
10.09	(22.20)		55,890	0.25	1.62	0.63	23
14.42	(9.19	)(h)	68,846	0.25	1.68	0.48	25
17.24	18.75		58,181	0.25	1.37	0.50	15
15.27	11.60		48,029	0.25	1.79	0.55	26

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth & Income Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$11.05	$0.10		$1.73	$1.83	$(0.10)	$—	$(0.10)
Year Ended June 30, 2010	9.90	0.20	(g)	1.15	1.35	(0.20)	—	(0.20)
Year Ended June 30, 2009	13.06	0.24		(2.52)	(2.28)	(0.24)	(0.64)	(0.88)
Year Ended June 30, 2008	15.14	0.33		(1.24)	(0.91)	(0.62)	(0.55)	(1.17)
Year Ended June 30, 2007	13.81	0.29		1.84	2.13	(0.40)	(0.40)	(0.80)
Year Ended June 30, 2006	12.98	0.31		0.83	1.14	(0.31)	—	(0.31)

Class B
Six Months Ended December 31, 2010 (Unaudited)	11.00	0.07		1.71	1.78	(0.07)	—	(0.07)
Year Ended June 30, 2010	9.85	0.13	(g)	1.15	1.28	(0.13)	—	(0.13)
Year Ended June 30, 2009	13.00	0.18		(2.51)	(2.33)	(0.18)	(0.64)	(0.82)
Year Ended June 30, 2008	15.07	0.23		(1.21)	(0.98)	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2007	13.75	0.20		1.83	2.03	(0.31)	(0.40)	(0.71)
Year Ended June 30, 2006	12.92	0.23		0.83	1.06	(0.23)	—	(0.23)

Class C
Six Months Ended December 31, 2010 (Unaudited)	10.83	0.07		1.69	1.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	9.71	0.13	(g)	1.12	1.25	(0.13)	—	(0.13)
Year Ended June 30, 2009	12.83	0.17		(2.46)	(2.29)	(0.19)	(0.64)	(0.83)
Year Ended June 30, 2008	14.89	0.23		(1.20)	(0.97)	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2007	13.59	0.21		1.81	2.02	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2006	12.78	0.23		0.81	1.04	(0.23)	—	(0.23)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	10.92	0.12		1.70	1.82	(0.12)	—	(0.12)
Year Ended June 30, 2010	9.78	0.22	(g)	1.14	1.36	(0.22)	—	(0.22)
Year Ended June 30, 2009	12.92	0.26		(2.49)	(2.23)	(0.27)	(0.64)	(0.91)
Year Ended June 30, 2008	14.99	0.37		(1.23)	(0.86)	(0.66)	(0.55)	(1.21)
Year Ended June 30, 2007	13.67	0.33		1.82	2.15	(0.43)	(0.40)	(0.83)
Year Ended June 30, 2006	12.85	0.29		0.87	1.16	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not of the Underlying Funds in which the Fund invests.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Includes a gain incurred resulting from a payment by an affiliate and a settlement payment. Without these payments, the total return for Class A, Class B, Class C and Select Class would have been (6.61)%, (7.12)%, (7.12)% and (6.37%), respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.78	16.62%		$1,224,972	0.50%	1.75%	0.72%	8%
11.05	13.52		1,008,109	0.50	1.72	0.73	14
9.90	(16.79)		737,763	0.50	2.33	0.79	24
13.06	(6.46	)(h)	979,243	0.47	2.31	0.70	25
15.14	15.69		1,043,468	0.47	1.99	0.70	14
13.81	8.79		902,039	0.48	2.29	0.74	22

12.71	16.18		316,484	1.06	1.12	1.22	8
11.00	12.92		315,944	1.08	1.13	1.23	14
9.85	(17.30)		376,179	1.09	1.72	1.29	24
13.00	(6.98	)(h)	615,387	1.04	1.73	1.20	25
15.07	15.03		792,115	1.04	1.39	1.20	14
13.75	8.19		795,946	1.07	1.70	1.24	22

12.52	16.28		146,056	1.06	1.20	1.22	8
10.83	12.87		119,332	1.07	1.16	1.23	14
9.71	(17.28)		79,996	1.09	1.72	1.29	24
12.83	(6.97	)(h)	113,522	1.04	1.75	1.20	25
14.89	15.09		130,037	1.05	1.41	1.20	14
13.59	8.15		109,949	1.07	1.70	1.24	22

12.62	16.69		125,101	0.25	1.99	0.47	8
10.92	13.87		104,501	0.25	1.94	0.48	14
9.78	(16.61)		107,048	0.25	2.57	0.54	24
12.92	(6.22	)(h)	139,611	0.22	2.55	0.45	25
14.99	16.07		133,965	0.22	2.22	0.45	14
13.67	9.07		118,694	0.23	2.55	0.48	22

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Investor Balanced Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Conservative Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth & Income Fund	Class A, Class B, Class C and Select Class	Diversified

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by security type as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Balanced Fund
Total Investments in Securities #	$2,484,122	$—	$—	$2,484,122

Investor Conservative Growth Fund
Total Investments in Securities #	$1,982,163	$—	$—	$1,982,163

Investor Growth Fund
Total Investments in Securities #	$1,399,088	$—	$—	$1,399,088

Investor Growth & Income Fund
Total Investments in Securities #	$1,808,017	$—	$—	$1,808,017

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2010.

30	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

B. Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc. or its affiliates pursuant Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be affiliated issuers (amounts in thousands):

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
Investor Balanced Fund
Highbridge Dynamic Commodities Strategy Fund Select Class Shares	$10,462	$12,291	$1,490	$618	$—	1,337	$25,900
JPMorgan Core Bond Fund Select Class Shares	268,591	23,600	15,000	298	5,274	24,202	277,355
JPMorgan Core Plus Bond Fund Select Class Shares	308,365	41,500	—	—	7,497	43,690	354,766
JPMorgan Emerging Economies Fund Select Class Shares	—	12,334	—	—	34	842	12,317
JPMorgan Emerging Markets Debt Fund Select Class Shares	21,453	27,900	600	(8)	964	6,098	48,847
JPMorgan Emerging Markets Equity Fund Select Class Shares	—	22,827	1,000	11	127	1,011	24,681
JPMorgan Global Natural Resources Fund Select Class Shares	—	5,500	—	—	—	354	5,733
JPMorgan Government Bond Fund Select Class Shares	85,936	11,800	1,200	10	1,655	8,775	95,302
JPMorgan High Yield Fund Select Class Shares	169,509	9,007	5,907	349	7,119	22,459	183,038
JPMorgan Inflation Managed Bond Fund Select Class Shares	19,608	6,531	132	132	239	2,558	26,113
JPMorgan International Equity Index Fund Select Class Shares	74,420	4,100	9,200	479	2,146	4,472	84,122
JPMorgan Intrepid America Fund Select Class Shares	148,517	4,300	11,600	(669)	1,752	7,624	174,817
JPMorgan Intrepid Growth Fund Select Class Shares	76,510	400	5,300	327	788	4,018	90,849
JPMorgan Intrepid Mid Cap Fund Select Class Shares	58,864	1,800	5,600	87	75	4,672	69,193
JPMorgan Large Cap Growth Fund Select Class Shares	29,446	—	8,500	1,113	—	1,391	29,008
JPMorgan Large Cap Value Fund Select Class Shares	101,435	6,000	8,200	(1,954)	739	11,037	120,853
JPMorgan Latin America Fund Select Class Shares	—	12,100	500	(4)	—	555	12,175
JPMorgan Limited Duration Bond Fund Select Class Shares	46,246	8,000	—	—	636	5,904	55,376
JPMorgan Liquid Assets Money Market Fund Institutional Class Shares	37,246	163,210	163,660	—	27	36,796	36,796
JPMorgan Market Expansion Index Fund Select Class Shares	79,784	400	7,900	193	114	8,728	93,912
JPMorgan Multi-Cap Market Neutral Fund Select Class Shares	127,027	15,900	4,000	(314)	—	14,201	137,322
JPMorgan Real Return Fund Select Class Shares	11,373	89	—	—	88	1,199	11,556
JPMorgan Research Market Neutral Fund Select Class Shares	25,666	28,300	—	—	—	3,496	53,983
JPMorgan Short Duration Bond Fund Select Class Shares	48,818	9,869	68	68	441	5,356	58,755
JPMorgan U.S. Dynamic Plus Fund Select Class Shares	25,580	1,000	3,400	(533)	176	1,965	28,139
JPMorgan U.S. Equity Fund Select Class Shares	192,265	7,200	13,400	(793)	555	22,600	231,426
JPMorgan U.S. Large Cap Core Plus Fund Select Class Shares	115,378	—	—	—	609	6,860	141,788

	$2,082,499			$(590)	$31,055		$2,484,122

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
Investor Conservative Growth Fund
Highbridge Dynamic Commodities Strategy Fund Select Class Shares	$6,986	$9,674	$376	$376	$—	1,024	$19,832
JPMorgan Core Bond Fund Select Class Shares	225,159	43,300	6,000	(1)	4,669	22,878	262,186
JPMorgan Core Plus Bond Fund Select Class Shares	300,499	76,300	—	—	7,696	46,954	381,267
JPMorgan Emerging Economies Fund Select Class Shares	—	10,300	400	(5)	28	677	9,903
JPMorgan Emerging Markets Debt Fund Select Class Shares	15,491	23,300	—	—	735	4,838	38,755
JPMorgan Emerging Markets Equity Fund Select Class Shares	—	18,803	1,700	21	102	791	19,311
JPMorgan Global Natural Resources Fund Select Class Shares	—	5,000	—	—	—	321	5,206
JPMorgan Government Bond Fund Select Class Shares	159,250	50,100	—	—	3,268	19,004	206,380
JPMorgan High Yield Fund Select Class Shares	89,692	11,433	2,632	188	3,827	12,764	104,027
JPMorgan Inflation Managed Bond Fund Select Class Shares	14,081	5,402	102	102	176	1,905	19,450
JPMorgan International Equity Index Fund Select Class Shares	22,575	7,200	1,500	(13)	845	1,758	33,073
JPMorgan Intrepid America Fund Select Class Shares	67,609	9,800	7,300	(355)	865	3,739	85,739
JPMorgan Intrepid Growth Fund Select Class Shares	34,565	5,600	4,500	(88)	386	1,971	44,567
JPMorgan Intrepid Mid Cap Fund Select Class Shares	13,688	3,100	2,600	42	18	1,189	17,605
JPMorgan Large Cap Value Fund Select Class Shares	34,576	8,000	5,500	(379)	266	4,082	44,703
JPMorgan Latin America Fund Select Class Shares	—	10,300	900	3	—	450	9,871
JPMorgan Limited Duration Bond Fund Select Class Shares	75,344	21,700	—	—	1,084	10,546	98,920
JPMorgan Liquid Assets Money Market Fund Institutional Class Shares	32,364	334,550	330,571	—	37	36,343	36,343
JPMorgan Market Expansion Index Fund Select Class Shares	13,678	2,200	2,700	93	19	1,569	16,878
JPMorgan Mid Cap Growth Fund Select Class Shares	11,959	1,500	2,100	116	—	656	15,083
JPMorgan Multi-Cap Market Neutral Fund Select Class Shares	71,249	32,200	3,000	(101)	—	10,263	99,246
JPMorgan Real Return Fund Select Class Shares	7,181	1,863	—	—	63	943	9,089
JPMorgan Research Market Neutral Fund Select Class Shares	19,341	35,100	—	—	—	3,522	54,384
JPMorgan Short Duration Bond Fund Select Class Shares	86,685	27,633	133	133	822	10,427	114,382
JPMorgan U.S. Dynamic Plus Fund Select Class Shares	16,359	3,200	2,700	(139)	123	1,409	20,184
JPMorgan U.S. Equity Fund Select Class Shares	82,749	18,500	6,200	(30)	253	11,318	115,893
JPMorgan U.S. Large Cap Core Plus Fund Select Class Shares	68,956	—	—	—	364	4,100	84,740
JPMorgan Value Advantage Fund Select Class Shares	12,275	2,600	2,100	12	189	832	15,146

	$1,482,311			$(25)	$25,835		$1,982,163

32	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
Investor Growth Fund
Highbridge Dynamic Commodities Strategy Fund Select Class Shares	$5,975	$7,078	$978	$367	$—	757	$14,672
JPMorgan Core Plus Bond Fund Select Class Shares	20,575	6,300	10,800	268	468	2,039	16,553
JPMorgan Emerging Economies Fund Select Class Shares	—	6,800	—	—	19	464	6,786
JPMorgan Emerging Markets Debt Fund Select Class Shares	11,706	16,000	—	—	543	3,456	27,683
JPMorgan Emerging Markets Equity Fund Select Class Shares	—	12,200	—	—	72	559	13,642
JPMorgan Global Natural Resources Fund Select Class Shares	—	3,500	—	—	—	225	3,649
JPMorgan Government Bond Fund Select Class Shares	17,022	6,100	14,700	749	245	794	8,621
JPMorgan High Yield Fund Select Class Shares	31,147	1,009	1,809	125	1,267	3,954	32,223
JPMorgan Inflation Managed Bond Fund Select Class Shares	11,574	2,775	75	75	135	1,404	14,331
JPMorgan International Equity Fund Select Class Shares	24,890	5,200	4,500	(1,234)	86	2,250	31,236
JPMorgan International Equity Index Fund Select Class Shares	65,927	1,000	6,700	844	1,870	3,909	73,532
JPMorgan Intrepid America Fund Select Class Shares	140,338	2,600	8,400	(704)	1,630	7,236	165,911
JPMorgan Intrepid Growth Fund Select Class Shares	65,355	1,500	4,200	(15)	675	3,500	79,146
JPMorgan Intrepid Mid Cap Fund Select Class Shares	44,610	400	3,000	(593)	57	3,554	52,640
JPMorgan Large Cap Growth Fund Select Class Shares	108,541	—	14,000	2,897	—	6,124	127,750
JPMorgan Large Cap Value Fund Select Class Shares	136,193	4,900	4,200	(1,588)	1,008	15,169	166,101
JPMorgan Latin America Fund Select Class Shares	—	6,200	—	—	—	297	6,514
JPMorgan Limited Duration Bond Fund Select Class Shares	16,968	3,700	14,000	(53)	177	756	7,092
JPMorgan Liquid Assets Money Market Fund Institutional Class Shares	11,751	54,117	49,693	—	9	16,175	16,175
JPMorgan Market Expansion Index Fund Select Class Shares	69,160	—	5,900	(828)	99	7,606	81,837
JPMorgan Mid Cap Growth Fund Select Class Shares	5,522	500	800	80	—	304	6,997
JPMorgan Multi-Cap Market Neutral Fund Select Class Shares	78,075	10,400	11,300	(635)	—	7,881	76,212
JPMorgan Real Return Fund Select Class Shares	7,005	550	1,000	28	49	685	6,605
JPMorgan Research Market Neutral Fund Select Class Shares	11,457	21,500	1,700	(35)	—	2,024	31,257
JPMorgan Small Cap Value Fund Select Class Shares	35,459	200	3,300	381	52	2,172	41,275
JPMorgan U.S. Dynamic Plus Fund Select Class Shares	16,527	—	2,800	(631)	101	1,164	16,663
JPMorgan U.S. Equity Fund Select Class Shares	163,140	800	6,100	(907)	466	19,120	195,792
JPMorgan U.S. Large Cap Core Plus Fund Select Class Shares	57,660	—	—	—	304	3,428	70,857
JPMorgan Value Advantage Fund Select Class Shares	5,632	900	300	(4)	84	403	7,336

	$1,162,209			$(1,413)	$9,416		$1,399,088

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
Investor Growth & Income Fund
Highbridge Dynamic Commodities Strategy Fund Select Class Shares	$6,453	$10,260	$960	$411	$—	982	$19,013
JPMorgan Core Bond Fund Select Class Shares	135,268	14,200	28,100	935	2,535	10,628	121,796
JPMorgan Core Plus Bond Fund Select Class Shares	150,091	19,400	7,000	145	3,579	20,318	164,981
JPMorgan Emerging Economies Fund Select Class Shares	—	8,900	—	—	25	607	8,872
JPMorgan Emerging Markets Debt Fund Select Class Shares	15,866	18,500	400	(5)	695	4,252	34,060
JPMorgan Emerging Markets Equity Fund Select Class Shares	—	16,300	—	—	93	747	18,233
JPMorgan Global Natural Resources Fund Select Class Shares	—	4,000	—	—	—	257	4,170
JPMorgan High Yield Fund Select Class Shares	119,805	2,932	1,732	376	5,064	15,755	128,406
JPMorgan Inflation Managed Bond Fund Select Class Shares	15,092	4,297	97	97	179	1,897	19,372
JPMorgan International Equity Fund Select Class Shares	18,730	3,000	3,000	330	62	1,649	22,887
JPMorgan International Equity Index Fund Select Class Shares	60,461	500	6,900	884	1,706	3,518	66,176
JPMorgan Intrepid America Fund Select Class Shares	175,634	1,400	14,000	(1,406)	2,007	8,816	202,156
JPMorgan Intrepid Growth Fund Select Class Shares	61,778	—	5,200	477	619	3,182	71,941
JPMorgan Intrepid Mid Cap Fund Select Class Shares	27,702	400	2,900	(238)	35	2,145	31,761
JPMorgan Large Cap Growth Fund Select Class Shares	96,956	—	17,200	3,677	—	5,216	108,810
JPMorgan Large Cap Value Fund Select Class Shares	127,633	3,100	9,500	(3,217)	908	13,508	147,917
JPMorgan Latin America Fund Select Class Shares	—	8,800	—	—	—	421	9,234
JPMorgan Liquid Assets Money Market Fund Institutional Class Shares	17,657	78,175	75,356	—	13	20,476	20,476
JPMorgan Market Expansion Index Fund Select Class Shares	74,952	—	8,300	55	107	8,061	86,740
JPMorgan Mid Cap Growth Fund Select Class Shares	7,847	400	1,400	409	—	402	9,234
JPMorgan Multi-Cap Market Neutral Fund Select Class Shares	104,884	13,000	9,800	(397)	—	11,041	106,771
JPMorgan Real Return Fund Select Class Shares	8,725	466	600	26	65	899	8,667
JPMorgan Research Market Neutral Fund Select Class Shares	16,813	24,500	1,000	(22)	—	2,612	40,325
JPMorgan Small Cap Value Fund Select Class Shares	29,168	400	3,400	523	43	1,763	33,503
JPMorgan U.S. Dynamic Plus Fund Select Class Shares	17,675	500	2,300	(368)	117	1347	19295
JPMorgan U.S. Equity Fund Select Class Shares	174,730	—	12,300	(947)	494	19786	202604
JPMorgan U.S. Large Cap Core Plus Fund Select Class Shares	74,292	—	—	—	392	4417	91297
JPMorgan Value Advantage Fund Select Class Shares	8,192	400	800	61	108	512	9320

	$1,546,404			$1,806	$18,846		$1,808,017

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Funds first learn of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

34	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly, except for dividends from the Investor Conservative Growth Fund, which are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or “the Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annualized fee rate of 0.05% of the Funds’ average daily net assets.

The Advisor waived Investment Advisory fees as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of each Fund’s average daily net assets on the first $500 million, 0.075% of each Fund’s average daily net assets between $500 million and $1 billion and 0.05% of each Fund’s average daily net assets over $1 billion. For the six months ended December 31, 2010, the annualized effective rate of each Fund’s average daily net assets was as follows:

Investor Balanced Fund	0.07%
Investor Conservative Growth Fund	0.08%
Investor Growth Fund	0.08%
Investor Growth & Income Fund	0.07%

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$1,141	$214
Investor Conservative Growth Fund	1,302	221
Investor Growth Fund	321	160
Investor Growth & Income Fund	553	197

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Funds invest impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Investor Balanced Fund	0.50%	1.25%	1.25%	0.25%
Investor Conservative Growth Fund	0.50	1.25	1.25	0.25
Investor Growth Fund	0.50	1.25	1.25	0.25
Investor Growth & Income Fund	0.50	1.25	1.25	0.25
The contractual expense limitation agreements were in effect for the six months ended December 31, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$—	$1,665	$1,665
Investor Conservative Growth Fund	—	1,118	1,118
Investor Growth Fund	106	1,226	1,332
Investor Growth & Income Fund	—	1,387	1,387

	Voluntary Waivers
	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$—	$426	$426
Investor Conservative Growth Fund	—	449	449
Investor Growth Fund	38	239	277
Investor Growth & Income Fund	—	372	372

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

36	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

4. Investment Transactions

During the six months ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$272,748	$102,997
Investor Conservative Growth Fund	444,108	52,443
Investor Growth Fund	122,112	120,562
Investor Growth & Income Fund	155,655	136,889

During the six months ended December 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$2,250,660	$239,847	$6,385	$233,462
Investor Conservative Growth Fund	1,847,949	137,913	3,699	134,214
Investor Growth Fund	1,245,348	167,642	13,902	153,740
Investor Growth & Income Fund	1,608,982	203,493	4,458	199,035

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Core Plus Bond Fund	44%
JPMorgan Emerging Economies Fund	31
JPMorgan Emerging Markets Debt Fund	34
JPMorgan Global Natural Resources Fund	77
JPMorgan Government Bond Fund	20
JPMorgan Inflation Managed Bond Fund	43
JPMorgan International Equity Index Fund	39
JPMorgan Intrepid America Fund	42
JPMorgan Intrepid Growth Fund	50
JPMorgan Intrepid Mid Cap Fund	43
JPMorgan Large Cap Growth Fund	41
JPMorgan Large Cap Value Fund	84
JPMorgan Latin America Fund	57
JPMorgan Limited Duration Bond Fund	42
JPMorgan Market Expansion Index Fund	26
JPMorgan Multi-Cap Market Neutral Fund	72
JPMorgan Real Return Fund	25
JPMorgan Research Market Neutral Fund	12
JPMorgan Small Cap Value Fund	15
JPMorgan U.S. Dynamic Plus Fund	37
JPMorgan U.S. Equity Fund	20

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

38	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010 and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$1,121.80	$2.67	0.50%
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class B
Actual	1,000.00	1,118.80	5.50	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03
Class C
Actual	1,000.00	1,118.60	5.50	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03
Select Class
Actual	1,000.00	1,123.10	1.34	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,079.10	2.62	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class B
Actual	1,000.00	1,076.00	5.39	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03
Class C
Actual	1,000.00	1,076.50	5.39	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03
Select Class
Actual	1,000.00	1,080.10	1.31	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
Investor Growth Fund
Class A
Actual	1,000.00	1,205.70	2.78	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class B
Actual	1,000.00	1,202.80	6.00	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Class C
Actual	1,000.00	1,202.70	6.00	1.08
Hypothetical	1,000.00	1,019.76	5.50	1.08
Select Class
Actual	1,000.00	1,207.50	1.39	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

Investor Growth & Income Fund
Class A
Actual	1,000.00	1,166.20	2.73	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class B
Actual	1,000.00	1,161.80	5.78	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06
Class C
Actual	1,000.00	1,162.80	5.78	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06
Select Class
Actual	1,000.00	1,166.90	1.37	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).

40	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to the Funds until January 1, 2010, when its investment advisory business was transferred to the Advisor, who became the investment adviser for the Funds. The appointment of the Advisor did not change the Funds’ portfolio management team or investment strategies, the investment advisory fees charged to the Funds or the terms of the Funds’ investment advisory agreements (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010), on a regular basis over the course of the year, as well as information specifically prepared for their annual review.

This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds including the benefits received by the Advisor and its affiliates in connection with the Funds’ investments in the underlying J.P. Morgan Funds in which each of the Funds invests. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities in certain of the underlying J.P. Morgan Funds that invest primarily in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of assets in these Funds, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund, Investor Growth & Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

42	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s performance was in the third, first and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Investor Conservative Growth Fund’s performance was in the fourth, first and first quintiles for Class A shares and in the third, first and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Investor Growth Fund’s performance was in the third, first and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Investor Growth & Income Fund’s performance was in the second, first and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s net advisory fee for Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Investor Conservative Growth Fund’s net advisory fee for both Class A and Select Class shares was in the fifth and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Investor Growth Fund’s net advisory fee for both Class A and Select Class shares was in the fourth and third quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the third quintile, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2010	J.P. MORGAN INVESTOR FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the Investor Growth & Income Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile and that the actual total expenses for Class A and Select Class shares were in the fourth and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

44	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	SAN-INV-1210

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2010 (Unaudited)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index, respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S. Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Stocks in most of the world’s capital markets rallied during the six months ended December 31, 2010. In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. stocks, as measured by the S&P 500 Index, returned 23.27% for the six months ended December 31, 2010. Among U.S. stocks, large-cap stocks underperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period.

Intrepid Investment Philosophy

During the reporting period, each JPMorgan Intrepid Fund employed behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Multi Cap Fund and JPMorgan Intrepid Value Fund aimed to capitalize on these market inefficiencies by targeting stocks within the particular Fund’s investment universe that were attractively valued with strong momentum characteristics, seeking stocks with increasing prices that the Fund’s portfolio managers believed would continue to increase. The JPMorgan Intrepid Mid Cap Fund targeted stocks with attractive valuations and strong fundamentals. Each Fund looked to sell stocks when they stopped exhibiting the respective characteristics sought by the Fund’s portfolio managers. Each Fund’s portfolio managers used a disciplined quantitative ranking methodology to identify attractive stocks in each sector, combining this process with disciplined portfolio construction, qualitative research and value-added trading.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	23.96%
Russell 1000 Index	24.03%

Net Assets as of 12/31/2010 (In Thousands)	$1,481,612

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Index for the six months ended December 31, 2010. The Fund’s stock selection in the information technology and consumer discretionary sectors detracted from relative performance, while the Fund’s stock selection in the materials and industrials sectors contributed to relative performance.

Individual detractors from relative performance included Bank of America Corp., Kimberly-Clark Corp. and Hewlett Packard Co. Shares of Bank of America Corp. declined on uncertainty about potential federal regulation and concerns that the company would be forced to buy back mortgage-backed securitizations that had been sold by Countrywide, which Bank of America acquired in 2008. Kimberly-Clark Corp., a personal and household products provider, reported disappointing profit due to higher costs for raw materials. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer.

Individual contributors to relative performance included Freeport-McMoRan Copper & Gold, Inc., National Oilwell Varco, Inc. and Ameriprise Financial, Inc. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong third-quarter earnings due to historically high gold and copper prices. Shares of National Oilwell Varco, Inc. rose as investors reacted positively to the oil well services and equipment provider’s third quarter results and its announced acquisition of Advanced Production and Loading PLC, a subsidiary of BW Offshore Limited. Ameriprise Financial, Inc., an asset manager and financial planning company, reported stronger-than-expected earnings driven by an 89% jump in assets under management.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.5%
2.	Exxon Mobil Corp.	3.0
3.	International Business Machines Corp.	2.9
4.	Chevron Corp.	2.8
5.	Pfizer, Inc.	2.3
6.	Citigroup, Inc.	2.3
7.	Cummins, Inc.	1.9
8.	Eaton Corp.	1.8
9.	UnitedHealth Group, Inc.	1.7
10.	Microsoft Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.8%
Financials	16.7
Energy	12.7
Health Care	11.4
Industrials	11.2
Consumer Discretionary	11.1
Consumer Staples	8.3
Materials	5.1
Telecommunication Services	3.2
Utilities	1.6
Short-Term Investment	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		23.90%	13.77%	1.39%	8.20%
With Sales Charge**		17.37	7.78	0.31	7.46
CLASS C SHARES	2/19/05
Without CDSC		23.56	13.18	0.88	7.79
With CDSC***		22.56	12.18	0.88	7.79
CLASS R2 SHARES	11/3/08	23.64	13.45	1.28	8.12
CLASS R5 SHARES	5/15/06	24.14	14.22	1.84	8.52
SELECT CLASS SHARES	2/28/03	23.96	14.01	1.64	8.39

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.40%
Russell 1000 Growth Index	26.37%

Net Assets as of 12/31/2010 (In Thousands)	$573,850

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index for the six months ended December 31, 2010. The Fund’s stock selection in the materials and energy sectors contributed to relative performance, while the Fund’s stock selection in the consumer staples and consumer discretionary sectors detracted from relative performance.

Individual contributors to relative performance included Freeport-McMoRan Copper & Gold, Inc., National Oilwell Varco, Inc. and Ameriprise Financial, Inc. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong third-quarter earnings due to historically high gold and copper prices. Shares of National Oilwell Varco, Inc. rose as investors reacted positively to the oil well services and equipment provider’s third quarter results and its announced acquisition of Advanced Production and Loading PLC, a subsidiary of BW Offshore Limited. Ameriprise Financial, Inc., an asset manager and financial planning company, reported stronger-than-expected earnings driven by an 89% jump in assets under management.

Individual detractors from relative performance included Bank of America Corp., ITT Educational Services, Inc. and Hewlett Packard Co. Shares of Bank of America Corp. declined on uncertainty about potential federal regulation and concerns that the company would be forced to buy back mortgage-backed securitizations that had been sold by Countrywide, which Bank of America acquired in 2008. ITT Educational Services, Inc. a provider of postsecondary degree programs, declined on concerns that proposed regulation of federal student aid programs would hurt the company’s earnings. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.8%
2.	Exxon Mobil Corp.	4.9
3.	International Business Machines Corp.	4.2
4.	Microsoft Corp.	3.5
5.	Oracle Corp.	3.2
6.	Wal-Mart Stores, Inc.	2.3
7.	QUALCOMM, Inc.	2.1
8.	Cummins, Inc.	1.9
9.	Freeport-McMoRan Copper & Gold, Inc.	1.8
10.	Eaton Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.7%
Consumer Discretionary	15.1
Industrials	12.4
Energy	11.1
Health Care	9.0
Consumer Staples	8.3
Financials	5.6
Materials	5.5
Telecommunication Services	1.1
Utilities	0.4
Short-Term Investment	1.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		26.25%	15.61%	2.52%	8.15%
With Sales Charge**		19.64	9.57	1.41	7.41
CLASS C SHARES	2/19/05
Without CDSC		25.92	15.01	1.98	7.73
With CDSC***		24.92	14.01	1.98	7.73
CLASS R2 SHARES	11/3/08	26.09	15.31	2.39	8.07
CLASS R5 SHARES	5/15/06	26.55	16.08	2.94	8.46
SELECT CLASS SHARES	2/28/03	26.40	15.87	2.76	8.34

*	Net annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	24.39%
Russell Midcap Index	28.12%

Net Assets as of 12/31/2010 (In Thousands)	$399,540

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the six months ended December 31, 2010. The Fund’s stock selection in the consumer discretionary and information technology sector detracted from relative performance, while the Fund’s stock selection in the materials and telecommunications services sector contributed to relative performance.

Individual detractors from relative performance included TCF Financial Corp., Del Monte Foods Co. and Gannett Co., Inc. Shares of Minnesota-based bank TCF Financial Corp. declined due to concerns about federal legislation that would limit the fees that banks can charge retailers on debit-card transactions. Food processing company Del Monte Foods Co. lowered its outlook for its fiscal 2011 net sales growth. Gannett Co., Inc., a printing and publishing company, was hurt by investor concerns about lower advertising revenue generated from its newspaper business.

Individual contributors to the Fund’s relative performance included Affiliated Managers Group, Inc., Cooper Cos., Inc. and TRW Automotive Holdings Corp. Affiliated Managers Group, Inc., an investment services provider, reported strong third-quarter operating results. Eye-care and surgical products maker Cooper Cos., Inc. reported strong third- and fourth-quarter fiscal 2010 net income, boosted by robust growth from its eye-care division and surgical unit. TRW Automotive Holdings Corp., an auto and truck parts manufacturer, benefited from recovering vehicle demand and its growing presence in emerging markets.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	PPG Industries, Inc.	2.0%
2.	Cooper Cos., Inc. (The)	1.8
3.	Parker Hannifin Corp.	1.7
4.	Affiliated Managers Group, Inc.	1.4
5.	Walter Energy, Inc.	1.4
6.	Constellation Brands, Inc.	1.3
7.	Navistar International Corp.	1.1
8.	Signet Jewelers Ltd.	1.1
9.	AmerisourceBergen Corp.	1.1
10.	Wyndham Worldwide Corp.	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.2%
Consumer Discretionary	15.5
Information Technology	14.3
Industrials	12.2
Health Care	9.4
Materials	8.0
Utilities	7.5
Energy	6.0
Consumer Staples	4.7
Telecommunication Services	2.1
U.S. Treasury Obligation	0.1
Short-Term Investment	1.0

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		24.17%	19.12%	2.64%	4.46%
With Sales Charge**		17.65	12.85	1.54	3.90
CLASS B SHARES	9/23/96
Without CDSC		23.75	18.32	2.00	3.89
With CDSC***		18.75	13.32	1.63	3.89
CLASS C SHARES	3/22/99
Without CDSC		23.73	18.30	2.01	3.75
With CDSC****		22.73	17.30	2.01	3.75
SELECT CLASS SHARES	6/1/91	24.39	19.34	2.90	4.72

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The

Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	24.46%
Russell 3000 Index	24.46%

Net Assets as of 12/31/2010 (In Thousands)	$12,729

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Multi Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) performed in line with the Russell 3000 Index for the six months ended December 31, 2010. The Fund’s stock selection in the energy and materials sectors contributed to relative performance, while the Fund’s stock selection in the information technology and utilities sectors detracted from relative performance.

Individual contributors to the Fund’s relative performance included National Oilwell Varco, Inc. Eaton Corp. and Cummins Inc. Shares of National Oilwell Varco, Inc. rose as investors reacted positively to the oil well services and equipment provider’s third quarter results and its announced acquisition of Advanced Production and Loading PLC, a subsidiary of BW Offshore Limited. Shares of Eaton Corp. rallied after the industrial machinery company posted strong earnings, benefiting from earnings growth in developing markets in Asia and South America and a weakening U.S. dollar. Cummins Inc., a provider of components for truck engines, reported strong earnings driven mainly by strong demand for new trucks in emerging markets. Meanwhile, demand in North America continued to recover from very depressed levels as trucking companies replaced their aging truck fleet.

Individual detractors from relative performance included Hewlett-Packard Co., Whirlpool Corp. and Bank of America Corp. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer. Lower-than-expected demand from U.S. consumers hurt third-quarter results for the home appliances manufacturer, Whirlpool Corp. The stock trended lower despite rising sales in Asia and Latin America. Whirlpool’s earnings declined as it faced higher costs for raw materials and an increased need to discount the price of its products. Shares of Bank of America Corp. declined on uncertainty about potential federal regulation and concerns that the company would be forced to buy back mortgage-backed securitizations that had been sold by Countrywide, which Bank of America acquired in 2008.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.4%
2.	Chevron Corp.	3.3
3.	Exxon Mobil Corp.	3.2
4.	Apple, Inc.	2.6
5.	National Oilwell Varco, Inc.	2.3
6.	Wal-Mart Stores, Inc.	2.2
7.	Eaton Corp.	2.1
8.	Cummins, Inc.	2.0
9.	General Dynamics Corp.	1.9
10.	Pfizer, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.9%
Financials	16.5
Consumer Discretionary	11.9
Health Care	11.2
Energy	10.8
Industrials	9.8
Consumer Staples	8.2
Materials	5.1
Utilities	3.0
Telecommunication Services	2.8
Short-Term Investment	2.8

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		24.30%	14.99%	0.42%	7.54%
With Sales Charge**		17.74	8.98	(0.65)	6.80
CLASS C SHARES	2/19/05
Without CDSC		24.06	14.43	(0.09)	7.13
With CDSC***		23.06	13.43	(0.09)	7.13
SELECT CLASS SHARES	2/28/03	24.46	15.25	0.67	7.74

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	23.57%
Russell 1000 Value Index	21.74%

Net Assets as of 12/31/2010 (In Thousands)	$404,905

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index for the six months ended December 31, 2010. The Fund’s stock selection in the materials and consumer staples sectors contributed to relative performance, while the Fund’s stock selection in the consumer discretionary and information technology sectors detracted from relative performance.

Individual contributors to relative performance included Freeport-McMoRan Copper & Gold, Inc., National Oilwell Varco, Inc. and Ameriprise Financial, Inc. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong third-quarter earnings due to historically high gold and copper prices. Shares of National Oilwell Varco, Inc. rose as investors reacted positively to the oil well services and equipment provider’s third quarter results and its announced acquisition of Advanced Production and Loading PLC, a subsidiary of BW Offshore Limited. Ameriprise Financial, Inc., an asset manager and financial planning company, reported stronger-than-expected earnings driven by an 89% jump in assets under management.

Individual detractors from relative performance included Bank of America Corp., Kimberly-Clark Corp. and Hewlett Packard Co. Shares of Bank of America Corp. declined on uncertainty about potential federal regulation and concerns that the company would be forced to buy back mortgage-backed securitizations that had been sold by Countrywide, which Bank of America acquired in 2008. Kimberly-Clark Corp., a personal and household products provider, reported disappointing profit due to higher costs for raw materials. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	3.9%
2.	Pfizer, Inc.	3.5
3.	Citigroup, Inc.	3.1
4.	Wells Fargo & Co.	2.7
5.	Bank of America Corp.	2.5
6.	AT&T, Inc.	2.2
7.	General Dynamics Corp.	1.9
8.	American Electric Power Co., Inc.	1.8
9.	General Electric Co.	1.8
10.	Verizon Communications, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.6%
Energy	13.3
Health Care	11.7
Industrials	9.5
Consumer Discretionary	8.2
Consumer Staples	7.7
Information Technology	6.2
Telecommunication Services	5.3
Utilities	4.9
Materials	3.8
Short-Term Investment	2.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		23.51%	13.54%	1.71%	8.99%
With Sales Charge**		17.04	7.57	0.62	8.24
CLASS C SHARES	2/19/05
Without CDSC		23.18	13.01	1.20	8.58
With CDSC***		22.18	12.01	1.20	8.58
CLASS R2 SHARES	11/3/08	23.35	13.26	1.60	8.92
CLASS R5 SHARES	5/15/06	23.76	14.06	2.14	9.32
CLASS R6 SHARES	11/30/10	23.70	14.01	2.13	9.31
SELECT CLASS SHARES	2/28/03	23.57	13.77	1.95	9.19

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 10.9%
	Automobiles — 1.2%
624	Ford Motor Co. (a)	10,480
207	General Motors Co. (a)	7,612

		18,092

	Diversified Consumer Services — 0.2%
64	Sotheby’s	2,875

	Hotels, Restaurants & Leisure — 1.4%
134	Darden Restaurants, Inc.	6,200
166	Starbucks Corp.	5,327
282	Wyndham Worldwide Corp.	8,458

		19,985

	Household Durables — 0.4%
68	Whirlpool Corp. (c)	6,032

	Media — 3.6%
816	CBS Corp., Class B	15,537
416	Gannett Co., Inc. (c)	6,274
75	Time Warner Cable, Inc.	4,966
343	Time Warner, Inc.	11,045
407	Viacom, Inc., Class B	16,113

		53,935

	Multiline Retail — 1.1%
115	Dollar Tree, Inc. (a)	6,421
61	Family Dollar Stores, Inc.	3,037
273	Macy’s, Inc.	6,905

		16,363

	Specialty Retail — 2.7%
93	Advance Auto Parts, Inc.	6,165
60	AutoZone, Inc. (a) (c)	16,246
139	Limited Brands, Inc.	4,256
166	Signet Jewelers Ltd., (Bermuda) (a)	7,222
169	Williams-Sonoma, Inc.	6,039

		39,928

	Textiles, Apparel & Luxury Goods — 0.3%
58	Deckers Outdoor Corp. (a) (c)	4,593

	Total Consumer Discretionary	161,803

	Consumer Staples — 8.3%
	Beverages — 0.8%
289	Constellation Brands, Inc., Class A (a)	6,401
113	Molson Coors Brewing Co., Class B	5,652

		12,053

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.4%
578	Kroger Co. (The)	12,926
427	Wal-Mart Stores, Inc.	23,007

		35,933

	Food Products — 0.6%
143	Smithfield Foods, Inc. (a)	2,956
328	Tyson Foods, Inc., Class A	5,641

		8,597

	Household Products — 1.8%
79	Energizer Holdings, Inc. (a)	5,730
337	Kimberly-Clark Corp.	21,270

		27,000

	Personal Products — 0.6%
119	Herbalife Ltd., (Cayman Islands)	8,136
	Tobacco — 2.1%
193	Lorillard, Inc.	15,846
251	Philip Morris International, Inc.	14,667

		30,513

	Total Consumer Staples	122,232

	Energy — 12.6%
	Energy Equipment & Services — 2.7%
104	Halliburton Co.	4,230
119	Helmerich & Payne, Inc.	5,759
353	National Oilwell Varco, Inc.	23,726
286	Patterson-UTI Energy, Inc.	6,170

		39,885

	Oil, Gas & Consumable Fuels — 9.9%
51	Anadarko Petroleum Corp.	3,899
109	Apache Corp.	13,044
456	Chevron Corp.	41,628
182	Devon Energy Corp.	14,297
603	Exxon Mobil Corp.	44,095
237	Occidental Petroleum Corp.	23,284
49	Whiting Petroleum Corp. (a)	5,778

		146,025

	Total Energy	185,910

	Financials — 16.5%
	Capital Markets — 2.6%
317	Ameriprise Financial, Inc.	18,267
106	Goldman Sachs Group, Inc. (The)	17,844
89	Morgan Stanley	2,415

		38,526

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — 2.9%
1,047	Huntington Bancshares, Inc.	7,192
310	PNC Financial Services Group, Inc.	18,793
246	SunTrust Banks, Inc.	7,259
333	Wells Fargo & Co.	10,321

		43,565

	Consumer Finance — 1.3%
450	Capital One Financial Corp.	19,135

	Diversified Financial Services — 3.6%
1,495	Bank of America Corp.	19,937
7,082	Citigroup, Inc. (a)	33,499

		53,436

	Insurance — 4.6%
206	ACE Ltd., (Switzerland)	12,830
154	Endurance Specialty Holdings Ltd., (Bermuda)	7,099
100	Hartford Financial Services Group, Inc.	2,652
296	Lincoln National Corp.	8,221
82	MetLife, Inc.	3,644
240	Protective Life Corp.	6,396
339	Prudential Financial, Inc.	19,914
312	XL Group plc, (Ireland)	6,799

		67,555

	Real Estate Investment Trusts (REITs) — 1.5%
42	Alexandria Real Estate Equities, Inc.	3,048
67	Digital Realty Trust, Inc. (c)	3,464
219	Douglas Emmett, Inc. (m)	3,635
128	Equity Residential	6,660
60	Simon Property Group, Inc.	5,923

		22,730

	Total Financials	244,947

	Health Care — 11.3%
	Biotechnology — 2.9%
213	Amgen, Inc. (a)	11,666
352	Biogen Idec, Inc. (a)	23,575
93	Cephalon, Inc. (a) (c)	5,728
32	Genzyme Corp. (a)	2,307

		43,276

	Health Care Equipment & Supplies — 1.0%
122	Cooper Cos., Inc. (The)	6,885
131	Kinetic Concepts, Inc. (a) (c)	5,469
48	Medtronic, Inc.	1,788

		14,142

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 2.9%
124	AMERIGROUP Corp. (a) (c)	5,437
94	Humana, Inc. (a)	5,162
703	UnitedHealth Group, Inc.	25,375
142	Universal Health Services, Inc., Class B	6,148

		42,122

	Life Sciences Tools & Services — 0.5%
145	Thermo Fisher Scientific, Inc. (a)	8,011

	Pharmaceuticals — 4.0%
117	Endo Pharmaceuticals Holdings, Inc. (a)	4,171
432	Merck & Co., Inc.	15,565
1,920	Pfizer, Inc.	33,615
259	Warner Chilcott plc, (Ireland), Class A	5,852

		59,203

	Total Health Care	166,754

	Industrials — 11.0%
	Aerospace & Defense — 1.7%
353	General Dynamics Corp.	25,013

	Air Freight & Logistics — 0.4%
87	United Parcel Service, Inc., Class B	6,344

	Airlines — 0.3%
207	United Continental Holdings, Inc. (a) (c)	4,919

	Commercial Services & Supplies — 0.3%
279	R.R. Donnelley & Sons Co.	4,865

	Electrical Equipment — 0.5%
154	Thomas & Betts Corp. (a)	7,419

	Industrial Conglomerates — 0.9%
323	Tyco International Ltd., (Switzerland)	13,369

	Machinery — 5.8%
247	Cummins, Inc.	27,216
255	Eaton Corp.	25,926
40	Joy Global, Inc.	3,444
268	Parker Hannifin Corp.	23,111
124	Timken Co.	5,904

		85,601

	Road & Rail — 1.1%
255	Norfolk Southern Corp.	16,000

	Total Industrials	163,530

	Information Technology — 17.6%
	Communications Equipment — 1.7%
40	F5 Networks, Inc. (a)	5,193
405	QUALCOMM, Inc.	20,044

		25,237

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Computers & Peripherals — 4.8%
161	Apple, Inc. (a)	51,900
312	EMC Corp. (a)	7,152
162	Lexmark International, Inc., Class A (a) (c)	5,634
104	SanDisk Corp. (a)	5,190
55	Seagate Technology plc, (Ireland) (a)	822

		70,698

	Internet Software & Services — 0.4%
199	IAC/InterActiveCorp. (a)	5,703
	IT Services — 3.9%
86	Alliance Data Systems Corp. (a) (c)	6,094
75	Computer Sciences Corp.	3,695
293	International Business Machines Corp.	43,008
139	VeriFone Systems, Inc. (a)	5,345

		58,142

	Office Electronics — 1.6%
2,096	Xerox Corp.	24,142

	Semiconductors & Semiconductor Equipment — 1.9%
368	Intersil Corp., Class A (c)	5,615
244	Marvell Technology Group Ltd., (Bermuda) (a)	4,534
143	Novellus Systems, Inc. (a)	4,622
446	NVIDIA Corp. (a)	6,868
214	Xilinx, Inc.	6,207

		27,846

	Software — 3.3%
897	Microsoft Corp.	25,030
776	Oracle Corp.	24,283

		49,313

	Total Information Technology	261,081

	Materials — 5.0%
	Chemicals — 3.2%
164	Celanese Corp., Class A	6,735
298	E.l. du Pont de Nemours & Co.	14,884
74	Eastman Chemical Co.	6,230
62	Lubrizol Corp.	6,573
158	PPG Industries, Inc.	13,317

		47,739

	Metals & Mining — 1.8%
70	Cliffs Natural Resources, Inc.	5,461
178	Freeport-McMoRan Copper & Gold, Inc.	21,412

		26,873

	Total Materials	74,612

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 3.1%
458	AT&T, Inc.	13,468
405	CenturyLink, Inc. (c)	18,700
64	Frontier Communications Corp.	626
374	Verizon Communications, Inc.	13,396

	Total Telecommunication Services	46,190

	Utilities — 1.6%
	Electric Utilities — 1.1%
448	American Electric Power Co., Inc.	16,121

	Independent Power Producers & Energy Traders — 0.2%
74	Constellation Energy Group, Inc.	2,279

	Multi-Utilities — 0.3%
107	DTE Energy Co.	4,826

	Total Utilities	23,226

	Total Common Stocks (Cost $1,142,307)	1,450,285

Short-Term Investment — 0.9%
	Investment Company — 0.9%
13,833	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $13,833)	13,833

	Investment of Cash Collateral for Securities on Loan —3.0%
	Investment Company — 3.0%
44,782	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $44,782)	44,782

	Total Investments — 101.8% (Cost $1,200,922)	1,508,900
	Liabilities in Excess of Other Assets — (1.8)%	(27,288)

	NET ASSETS — 100.0%	$1,481,612

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	15

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
450	E-mini S&P 500	03/18/11	$28,193	$230

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.3%
	Consumer Discretionary — 15.1%
	Auto Components — 0.4%
41	TRW Automotive Holdings Corp. (a)	2,161

	Automobiles — 1.5%
346	Ford Motor Co. (a)	5,806
77	General Motors Co. (a)	2,842

		8,648

	Diversified Consumer Services — 0.4%
22	ITT Educational Services, Inc. (a)	1,408
30	Weight Watchers International, Inc.	1,113

		2,521

	Hotels, Restaurants & Leisure — 2.8%
42	Darden Restaurants, Inc.	1,955
45	Las Vegas Sands Corp. (a)	2,086
18	McDonald’s Corp.	1,397
187	Starbucks Corp.	6,008
85	Wyndham Worldwide Corp.	2,556
21	Wynn Resorts Ltd.	2,212

		16,214

	Household Durables — 0.4%
27	Whirlpool Corp.	2,434

	Internet & Catalog Retail — 0.6%
19	Amazon.com, Inc. (a)	3,384

	Leisure Equipment & Products — 0.6%
33	Hasbro, Inc.	1,562
69	Mattel, Inc.	1,757

		3,319

	Media — 1.9%
409	CBS Corp., Class B	7,796
157	Gannett Co., Inc. (c)	2,375
23	Viacom, Inc., Class B	891

		11,062

	Multiline Retail — 1.8%
30	Dollar Tree, Inc. (a)	1,705
33	Family Dollar Stores, Inc.	1,655
118	Macy’s, Inc.	2,978
66	Target Corp.	3,944

		10,282

	Specialty Retail — 3.7%
34	Advance Auto Parts, Inc.	2,269
33	AutoZone, Inc. (a)	9,023
152	Limited Brands, Inc.	4,655

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
61	Signet Jewelers Ltd., (Bermuda) (a)	2,660
67	Williams-Sonoma, Inc.	2,402

		21,009

	Textiles, Apparel & Luxury Goods — 1.0%
32	Deckers Outdoor Corp. (a) (c)	2,512
15	Fossil, Inc. (a)	1,071
33	Phillips-Van Heusen Corp.	2,105

		5,688

	Total Consumer Discretionary	86,722

	Consumer Staples — 8.3%
	Beverages — 0.3%
80	Constellation Brands, Inc., Class A (a)	1,768

	Food & Staples Retailing — 2.3%
241	Wal-Mart Stores, Inc.	12,981

	Food Products — 0.5%
55	Smithfield Foods, Inc. (a)	1,141
101	Tyson Foods, Inc., Class A	1,730

		2,871

	Household Products — 1.3%
14	Energizer Holdings, Inc. (a)	1,035
106	Kimberly-Clark Corp.	6,682

		7,717

	Personal Products — 0.6%
49	Herbalife Ltd., (Cayman Islands)	3,350

	Tobacco — 3.3%
210	Altria Group, Inc.	5,175
80	Lorillard, Inc.	6,581
122	Philip Morris International, Inc.	7,159

		18,915

	Total Consumer Staples	47,602

	Energy — 11.1%
	Energy Equipment & Services — 2.3%
75	Halliburton Co.	3,071
29	Helmerich & Payne, Inc.	1,396
130	National Oilwell Varco, Inc.	8,769

		13,236

	Oil, Gas & Consumable Fuels — 8.8%
31	Apache Corp.	3,672
84	Chevron Corp.	7,693
30	Devon Energy Corp.	2,348
386	Exxon Mobil Corp.	28,246

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
64	Occidental Petroleum Corp.	6,303
20	Whiting Petroleum Corp. (a)	2,285

		50,547

	Total Energy	63,783

	Financials —5.6%
	Capital Markets — 1.5%
147	Ameriprise Financial, Inc.	8,437

	Consumer Finance — 1.1%
154	Capital One Financial Corp.	6,558

	Diversified Financial Services — 0.4%
544	Citigroup, Inc. (a)	2,573

	Insurance — 1.8%
86	Lincoln National Corp.	2,378
31	MetLife, Inc.	1,391
45	Protective Life Corp.	1,196
87	Prudential Financial, Inc.	5,096

		10,061

	Real Estate Investment Trusts (REITs) — 0.8%
313	Chimera Investment Corp.	1,285
26	Digital Realty Trust, Inc. (c)	1,350
21	Simon Property Group, Inc.	2,136

		4,771

	Total Financials	32,400

	Health Care — 9.0%
	Biotechnology — 2.3%
37	Amgen, Inc. (a)	2,048
114	Biogen Idec, Inc. (a)	7,650
34	Cephalon, Inc. (a) (c)	2,099
18	Genzyme Corp. (a)	1,260

		13,057

	Health Care Equipment & Supplies — 2.6%
44	Cooper Cos., Inc. (The)	2,456
57	Hill-Rom Holdings, Inc.	2,228
58	Kinetic Concepts, Inc. (a)	2,425
75	Medtronic, Inc.	2,782
65	St. Jude Medical, Inc. (a)	2,779
48	Zimmer Holdings, Inc. (a)	2,571

		15,241

	Health Care Providers & Services — 1.6%
34	Humana, Inc. (a)	1,861
141	UnitedHealth Group, Inc.	5,077
55	Universal Health Services, Inc., Class B	2,371

		9,309

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.4%
50	SXC Health Solutions Corp. (a)	2,156

	Pharmaceuticals — 2.1%
44	Endo Pharmaceuticals Holdings, Inc. (a)	1,578
33	Hospira, Inc. (a)	1,843
390	Pfizer, Inc.	6,827
86	Warner Chilcott plc, (Ireland), Class A (c)	1,944

		12,192

	Total Health Care	51,955

	Industrials — 12.4%
	Aerospace & Defense — 1.4%
116	General Dynamics Corp.	8,224

	Air Freight & Logistics — 0.6%
51	United Parcel Service, Inc., Class B	3,665

	Airlines — 0.9%
240	Delta Air Lines, Inc. (a)	3,018
77	United Continental Holdings, Inc. (a)	1,834

		4,852

	Commercial Services & Supplies — 0.3%
103	R.R. Donnelley & Sons Co.	1,803

	Electrical Equipment — 1.0%
103	Emerson Electric Co.	5,860

	Machinery — 8.2%
101	Cummins, Inc.	11,078
91	Eaton Corp.	9,207
32	Gardner Denver, Inc.	2,212
26	Joy Global, Inc.	2,255
145	PACCAR, Inc.	8,332
98	Parker Hannifin Corp.	8,423
57	Timken Co.	2,740
42	WABCO Holdings, Inc. (a)	2,553

		46,800

	Total Industrials	71,204

	Information Technology — 29.8%
	Communications Equipment — 2.9%
19	F5 Networks, Inc. (a)	2,486
44	Harris Corp.	1,989
244	QUALCOMM, Inc.	12,085

		16,560

	Computers & Peripherals — 10.3%
104	Apple, Inc. (a)	33,401
142	Dell, Inc. (a)	1,927
295	EMC Corp. (a)	6,760

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Computers & Peripherals — Continued
177	Hewlett-Packard Co.	7,433
59	Lexmark International, Inc., Class A (a) (c)	2,065
65	NetApp, Inc. (a)	3,589
64	SanDisk Corp. (a)	3,206
28	Seagate Technology plc, (Ireland) (a)	422

		58,803

	Internet Software & Services — 0.4%
77	IAC/InterActiveCorp. (a)	2,199

	IT Services — 4.9%
33	Alliance Data Systems Corp. (a) (c)	2,355
163	International Business Machines Corp.	23,958
53	VeriFone Systems, Inc. (a)	2,059

		28,372

	Office Electronics — 0.4%
195	Xerox Corp.	2,245

	Semiconductors & Semiconductor Equipment — 2.9%
219	Intersil Corp., Class A (c)	3,347
151	Marvell Technology Group Ltd., (Bermuda) (a)	2,793
85	Novellus Systems, Inc. (a)	2,746
268	NVIDIA Corp. (a)	4,129
129	Xilinx, Inc.	3,741

		16,756

	Software — 8.0%
728	Microsoft Corp.	20,316
590	Oracle Corp.	18,479
80	VMware, Inc., Class A (a) (c)	7,104

		45,899

	Total Information Technology	170,834

	Materials — 5.5%
	Chemicals — 3.3%
38	Ashland, Inc.	1,917
59	Celanese Corp., Class A	2,413
43	E.l. du Pont de Nemours & Co.	2,125
13	Eastman Chemical Co.	1,127
23	Lubrizol Corp.	2,426
104	PPG Industries, Inc.	8,743

		18,751

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 2.2%
27	Cliffs Natural Resources, Inc.	2,075
88	Freeport-McMoRan Copper & Gold, Inc.	10,586

		12,661

	Total Materials	31,412

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
133	CenturyLink, Inc. (c)	6,147

	Utilities — 0.4%
	Gas Utilities — 0.4%
43	Energen Corp.	2,056

	Total Common Stocks (Cost $437,638)	564,115

Short-Term Investment — 1.9%
	Investment Company — 1.9%
10,602	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $10,602)	10,602

Investment of Cash Collateral for Securities on Loan — 3.5%
	Investment Company — 3.5%
20,192	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $20,192)	20,192

	Total Investments — 103.7% (Cost $468,432)	594,909
	Liabilities in Excess of Other Assets — (3.7)%	(21,059)

	NET ASSETS — 100.0%	$573,850

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	19

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
150	E-mini S&P 500	03/18/11	$9,398	$128

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Consumer Discretionary — 15.6%
	Auto Components — 1.5%
44	Autoliv, Inc., (Sweden)	3,473
51	TRW Automotive Holdings Corp. (a)	2,667

		6,140

	Distributors — 0.1%
4	Genuine Parts Co.	190

	Diversified Consumer Services — 1.8%
31	Apollo Group, Inc., Class A (a)	1,220
17	Career Education Corp. (a)	355
166	H&R Block, Inc.	1,981
309	Service Corp. International	2,546
30	Weight Watchers International, Inc.	1,117

		7,219

	Hotels, Restaurants & Leisure — 1.6%
86	Brinker International, Inc.	1,792
10	Choice Hotels International, Inc.	390
141	Wyndham Worldwide Corp.	4,233

		6,415

	Household Durables — 2.3%
17	D.R. Horton, Inc.	205
27	Garmin Ltd., (Switzerland) (c)	840
75	Jarden Corp.	2,318
77	Leggett & Platt, Inc.	1,762
70	Newell Rubbermaid, Inc.	1,278
2	NVR, Inc. (a)	1,451
20	Stanley Black & Decker, Inc.	1,344

		9,198

	Internet & Catalog Retail — 0.2%
2	priceline.com, Inc. (a)	679
	Leisure Equipment & Products — 0.5%
34	Hasbro, Inc.	1,602
19	Mattel, Inc.	480

		2,082

	Media — 1.9%
143	CBS Corp., Class B	2,723
46	DISH Network Corp., Class A (a)	908
202	Gannett Co., Inc.	3,053
6	John Wiley & Sons, Inc., Class A	258
21	McGraw-Hill Cos., Inc. (The)	747

		7,689

	Multiline Retail — 1.4%
6	Big Lots, Inc. (a)	189
131	Macy’s, Inc.	3,325

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — Continued
45	Nordstrom, Inc.	1,894

		5,408

	Specialty Retail — 4.3%
22	Advance Auto Parts, Inc.	1,425
24	Aeropostale, Inc. (a)	588
4	AutoZone, Inc. (a)	1,036
162	GameStop Corp., Class A (a)	3,701
55	Gap, Inc. (The)	1,226
12	J. Crew Group, Inc. (a)	518

67	Limited Brands, Inc.	2,053
61	RadioShack Corp.	1,120
104	Signet Jewelers Ltd., (Bermuda) (a)	4,505
22	TJX Cos., Inc.	981

		17,153

	Total Consumer Discretionary	62,173

	Consumer Staples — 4.7%
	Beverages — 1.3%
237	Constellation Brands, Inc., Class A (a)	5,247

	Food & Staples Retailing — 0.2%
75	SUPERVALU, Inc.	724

	Food Products — 1.0%
87	Corn Products International, Inc.	4,016

	Household Products — 1.0%
56	Energizer Holdings, Inc. (a)	4,104

	Personal Products — 0.9%
52	Herbalife Ltd., (Cayman Islands)	3,555

	Tobacco — 0.3%
38	Reynolds American, Inc.	1,250

	Total Consumer Staples	18,896

	Energy — 6.0%
	Energy Equipment & Services — 2.9%
16	Baker Hughes, Inc.	897
39	Cameron International Corp. (a)	1,968
9	Core Laboratories N.V., (Netherlands) (c)	784
7	Diamond Offshore Drilling, Inc. (c)	468
15	Dresser-Rand Group, Inc. (a)	648
19	National Oilwell Varco, Inc.	1,272
65	Oil States International, Inc. (a)	4,195
4	SEACOR Holdings, Inc.	394
21	Unit Corp. (a)	992

		11,618

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — 3.1%
12	Alpha Natural Resources, Inc. (a)	732
40	Cimarex Energy Co.	3,519
24	Frontline Ltd., (Bermuda) (c)	606
2	Holly Corp.	86
24	Murphy Oil Corp.	1,789
43	Newfield Exploration Co. (a)	3,101
8	Noble Energy, Inc.	727
30	Southern Union Co.	727
22	Sunoco, Inc.	883

		12,170

	Total Energy	23,788

	Financials — 19.2%
	Capital Markets — 1.8%
57	Affiliated Managers Group, Inc. (a)	5,636
19	LPL Investment Holdings, Inc. (a)	673
24	Raymond James Financial, Inc.	781

		7,090

	Commercial Banks — 3.0%
15	Bank of Hawaii Corp.	689
20	BOK Financial Corp.	1,084
8	City National Corp.	460
8	Cullen/Frost Bankers, Inc.	465
89	Fifth Third Bancorp	1,308
58	First Republic Bank (a) (c)	1,695
107	Huntington Bancshares, Inc.	734
137	KeyCorp	1,211
10	M&T Bank Corp.	870
234	TCF Financial Corp.	3,471

		11,987

	Consumer Finance — 0.8%
173	Discover Financial Services	3,196

	Diversified Financial Services — 0.8%
135	NASDAQ OMX Group, Inc. (The) (a)	3,207

	Insurance — 5.9%
29	Allied World Assurance Co. Holdings Ltd., (Switzerland)	1,736
128	American Financial Group, Inc.	4,130
21	Arch Capital Group Ltd., (Bermuda) (a)	1,827
27	Assurant, Inc.	1,050
18	Axis Capital Holdings Ltd., (Bermuda)	660
8	Everest Re Group Ltd., (Bermuda)	704
156	Genworth Financial, Inc., Class A (a)	2,047

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
25	Hanover Insurance Group, Inc. (The)	1,145
50	Hartford Financial Services Group, Inc.	1,335
17	Lincoln National Corp.	484
5	PartnerRe Ltd., (Bermuda)	369
48	Principal Financial Group, Inc.	1,546
46	Protective Life Corp.	1,217
13	Reinsurance Group of America, Inc.	671
37	StanCorp Financial Group, Inc.	1,648
5	Torchmark Corp.	293
110	Unum Group	2,662

		23,524

	Real Estate Investment Trusts (REITs) — 6.0%
11	Alexandria Real Estate Equities, Inc.	821
18	AMB Property Corp.	585
39	Annaly Capital Management, Inc.	704
159	Apartment Investment & Management Co., Class A	4,109
8	Camden Property Trust	443
28	Chimera Investment Corp.	113
51	CommonWealth REIT	1,305
56	Developers Diversified Realty Corp.	795
25	Douglas Emmett, Inc. (m)	408
23	Equity Residential	1,190
23	Federal Realty Investment Trust	1,761
39	Health Care REIT, Inc.	1,877
144	Hospitality Properties Trust	3,328
29	Mack-Cali Realty Corp.	952

37	Nationwide Health Properties, Inc.	1,357
26	SL Green Realty Corp.	1,782
34	Taubman Centers, Inc.	1,716
13	Ventas, Inc.	677

		23,923

	Thrifts & Mortgage Finance — 0.9%
103	Hudson City Bancorp, Inc.	1,312
127	New York Community Bancorp, Inc.	2,389

		3,701

	Total Financials	76,628

	Health Care — 9.3%
	Biotechnology — 1.6%
18	Cephalon, Inc. (a)	1,093
33	Dendreon Corp. (a)	1,166
79	Human Genome Sciences, Inc. (a)	1,880
19	Regeneron Pharmaceuticals, Inc. (a)	630

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Biotechnology — Continued
51	Vertex Pharmaceuticals, Inc. (a)	1,787

		6,556

	Health Care Equipment & Supplies — 3.2%
128	Cooper Cos., Inc. (The)	7,223
21	Edwards Lifesciences Corp. (a)	1,682
74	Hologic, Inc. (a)	1,385
55	Kinetic Concepts, Inc. (a)	2,301

		12,591

	Health Care Providers & Services — 2.8%
43	Aetna, Inc.	1,312
130	AmerisourceBergen Corp.	4,442
61	Health Management Associates, Inc., Class A (a)	582
57	Humana, Inc. (a)	3,137
8	LifePoint Hospitals, Inc. (a)	309
59	Omnicare, Inc.	1,499

		11,281

	Health Care Technology — 0.2%
21	SXC Health Solutions Corp. (a)	900

	Pharmaceuticals — 1.5%
21	Endo Pharmaceuticals Holdings, Inc. (a)	757
43	Hospira, Inc. (a)	2,367
49	Mylan, Inc. (a)	1,031
83	Warner Chilcott plc, (Ireland), Class A	1,863

		6,018

	Total Health Care	37,346

	Industrials — 12.1%
	Aerospace & Defense — 1.6%
19	Goodrich Corp.	1,647
11	ITT Corp.	578
40	L-3 Communications Holdings, Inc.	2,848
18	Northrop Grumman Corp.	1,153

		6,226

	Airlines — 1.0%
23	Copa Holdings S.A., (Panama), Class A	1,347
116	United Continental Holdings, Inc. (a) (c)	2,766

		4,113

	Commercial Services & Supplies — 0.6%
23	Pitney Bowes, Inc.	566
111	R.R. Donnelley & Sons Co.	1,937

		2,503

	Construction & Engineering — 0.8%
11	KBR, Inc.	323
24	Shaw Group, Inc. (The) (a)	818

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — Continued
52	URS Corp. (a)	2,160

		3,301

	Electrical Equipment — 1.4%
54	Hubbell, Inc., Class B	3,274
48	Thomas & Betts Corp. (a)	2,338

		5,612

	Machinery — 5.3%
5	AGCO Corp. (a)	238
16	Cummins, Inc.	1,785
78	Navistar International Corp. (a)	4,529
61	Oshkosh Corp. (a)	2,136
77	Parker Hannifin Corp.	6,675
21	Snap-On, Inc.	1,200
18	SPX Corp.	1,269
66	Timken Co.	3,150

		20,982

	Marine — 0.2%
19	Kirby Corp. (a)	841

	Professional Services — 0.2%
21	Verisk Analytics, Inc., Class A (a)	729

	Road & Rail — 0.8%
27	CSX Corp.	1,754
28	Ryder System, Inc.	1,469

		3,223

	Trading Companies & Distributors — 0.2%
19	WESCO International, Inc. (a)	982

	Total Industrials	48,512

	Information Technology — 14.3%
	Communications Equipment — 1.1%
61	Brocade Communications Systems, Inc. (a)	324
56	CommScope, Inc. (a)	1,759
52	Harris Corp.	2,349

		4,432

	Computers & Peripherals — 1.6%
63	Lexmark International, Inc., Class A (a)	2,176
28	QLogic Corp. (a)	473
27	SanDisk Corp. (a)	1,361
72	Western Digital Corp. (a)	2,455

		6,465

	Electronic Equipment, Instruments & Components — 1.5%
62	Arrow Electronics, Inc. (a)	2,113

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electronic Equipment, Instruments & Components — Continued
84	Avnet, Inc. (a)	2,784
4	Tech Data Corp. (a)	163
68	Vishay Intertechnology, Inc. (a)	994

		6,054

	Internet Software & Services — 0.8%
104	IAC/InterActiveCorp. (a)	2,973

	IT Services — 3.6%
53	Alliance Data Systems Corp. (a) (c)	3,761
52	Booz Allen Hamilton Holding Corp. (a)	1,014
51	Broadridge Financial Solutions, Inc.	1,127
57	Computer Sciences Corp.	2,820
162	Convergys Corp. (a)	2,139
21	DST Systems, Inc.	940
74	Fidelity National Information Services, Inc.	2,013
16	Lender Processing Services, Inc.	464

		14,278

	Office Electronics — 0.3%
101	Xerox Corp.	1,167

	Semiconductors & Semiconductor Equipment — 2.8%
27	Fairchild Semiconductor International, Inc. (a)	426
7	First Solar, Inc. (a) (c)	911
26	Linear Technology Corp.	898
279	LSI Corp. (a)	1,668
110	Marvell Technology Group Ltd., (Bermuda) (a)	2,039
101	Micron Technology, Inc. (a)	810
85	National Semiconductor Corp.	1,165
185	ON Semiconductor Corp. (a)	1,828
36	Teradyne, Inc. (a)	504
38	Xilinx, Inc.	1,106

		11,355

	Software — 2.6%
63	BMC Software, Inc. (a)	2,966
173	CA, Inc.	4,228
14	Rovi Corp. (a)	850
82	Symantec Corp. (a)	1,373
31	Synopsys, Inc. (a)	837
		10,254

	Total Information Technology	56,978

	Materials — 8.0%
	Chemicals — 3.9%
18	Ashland, Inc.	915
21	Eastman Chemical Co.	1,787

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
34	Lubrizol Corp.	3,634
95	PPG Industries, Inc.	7,961
23	Scotts Miracle-Gro Co. (The), Class A	1,173

		15,470

	Containers & Packaging — 0.7%
88	Crown Holdings, Inc. (a)	2,951

	Metals & Mining — 2.6%
25	Cliffs Natural Resources, Inc.	1,974
24	Reliance Steel & Aluminum Co.	1,206
17	Royal Gold, Inc.	912
11	Schnitzer Steel Industries, Inc., Class A	737
43	Walter Energy, Inc.	5,491

		10,320

	Paper & Forest Products — 0.8%
16	Domtar Corp., (Canada)	1,237
78	International Paper Co.	2,117

		3,354

	Total Materials	32,095

	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 0.9%
242	Windstream Corp.	3,378

	Wireless Telecommunication Services — 1.2%
168	Clearwire Corp., Class A (a) (c)	863
320	MetroPCS Communications, Inc. (a)	4,039

		4,902

	Total Telecommunication Services	8,280

	Utilities — 7.5%
	Electric Utilities — 0.6%
97	DPL, Inc.	2,484

	Gas Utilities — 2.3%
18	AGL Resources, Inc.	627
68	Energen Corp.	3,272
40	National Fuel Gas Co.	2,615
86	UGI Corp.	2,729

		9,243

	Independent Power Producers & Energy Traders — 1.0%
90	AES Corp. (The) (a)	1,091
13	Constellation Energy Group, Inc.	401
126	NRG Energy, Inc. (a)	2,470

		3,962

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — 3.6%
21	Alliant Energy Corp.	781
37	Ameren Corp.	1,049
179	CenterPoint Energy, Inc.	2,814
78	CMS Energy Corp.	1,454
15	DTE Energy Co.	680
51	MDU Resources Group, Inc.	1,036
77	Sempra Energy	4,046
131	TECO Energy, Inc.	2,324

		14,184

	Total Utilities	29,873

		29,873

	Total Common Stocks (Cost $308,538)	394,569

PRINCIPAL AMOUNT ($)
U.S. Treasury Obligation — 0.1%
295	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $297)	297

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.0%
	Investment Company — 1.0%
3,906	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $3,906)	3,906

Investment of Cash Collateral for Securities on Loan — 2.3%
	Investment Company —2.3%
9,381	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $9,381)	9,381

	Total Investments — 102.2% (Cost $322,122)	408,153
	Liabilities in Excess of Other Assets — (2.2)%	(8,613)

	NET ASSETS — 100.0%	$399,540

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	25

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
88	S&P Mid Cap 400	03/18/11	$7,967	$69

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.2%
		Consumer Discretionary — 11.9%
		Auto Components — 0.6%
1		Autoliv, Inc., (Sweden)	75

		Automobiles — 0.9%
3		Ford Motor Co. (a)	44
2		General Motors Co. (a)	66

			110

		Hotels, Restaurants & Leisure — 2.2%
1		Cracker Barrel Old Country Store, Inc.	37
2		Darden Restaurants, Inc.	86
2		Starbucks Corp.	58
3		Wyndham Worldwide Corp.	102

			283

		Leisure Equipment & Products — 1.0%
1		Hasbro, Inc.	47
1		Polaris Industries, Inc.	76

			123

		Media — 3.1%
6		Gannett Co., Inc.	92
3		Time Warner Cable, Inc.	185
2		Time Warner, Inc.	74
1		Viacom, Inc., Class B	48

			399

		Multiline Retail — 1.5%
2		Family Dollar Stores, Inc.	87
4		Macy’s, Inc.	108

			195

		Specialty Retail — 2.6%
1		Advance Auto Parts, Inc.	40
–	(h)	AutoZone, Inc. (a)	82
2		Signet Jewelers Ltd., (Bermuda) (a)	105
3		Williams-Sonoma, Inc.	103
			330

		Total Consumer Discretionary	1,515

		Consumer Staples — 8.2%
		Beverages — 0.9%
5		Constellation Brands, Inc., Class A (a)	111

		Food & Staples Retailing — 2.6%
3		Kroger Co. (The)	59
5		Wal-Mart Stores, Inc.	276

			335

		Food Products — 0.7%
5		Tyson Foods, Inc., Class A	89

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Products — 0.7%
1		Energizer Holdings, Inc. (a)	95

		Personal Products — 1.0%
2		Herbalife Ltd., (Cayman Islands)	123

		Tobacco — 2.3%
2		Altria Group, Inc.	58
3		Lorillard, Inc.	236

			294

		Total Consumer Staples	1,047

		Energy — 10.8%
		Energy Equipment & Services — 2.7%
4		National Oilwell Varco, Inc.	289
2		Patterson-UTI Energy, Inc.	51

			340

		Oil, Gas & Consumable Fuels — 8.1%
1		Apache Corp.	74
5		Chevron Corp.	420
6		Exxon Mobil Corp.	408
1		Occidental Petroleum Corp.	128

			1,030

		Total Energy	1,370

		Financials — 16.5%
		Capital Markets — 2.0%
3		Ameriprise Financial, Inc.	155
2		Bank of New York Mellon Corp. (The)	53
–	(h)	Goldman Sachs Group, Inc. (The)	42

			250

		Commercial Banks — 3.9%
2		BB&T Corp.	41
–	(h)	Comerica, Inc.	13
6		KeyCorp	51
3		PNC Financial Services Group, Inc.	209
6		Wells Fargo & Co.	183

			497

		Consumer Finance — 1.5%
3		Capital One Financial Corp.	146
2		Nelnet, Inc., Class A	51

			197

		Diversified Financial Services — 3.0%
12		Bank of America Corp.	164
45		Citigroup, Inc. (a)	214

			378

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — 4.1%
–	(h)	Allied World Assurance Co. Holdings Ltd., (Switzerland)	27
6		CNO Financial Group, Inc. (a)	42
1		Endurance Specialty Holdings Ltd., (Bermuda)	66
4		Lincoln National Corp.	113
1		Principal Financial Group, Inc.	42
1		Protective Life Corp.	38
2		Prudential Financial, Inc.	131
1		Travelers Cos., Inc. (The)	58

			517

		Real Estate Investment Trusts (REITs) — 2.0%
11		Brandywine Realty Trust	129
4		CBL & Associates Properties, Inc.	64
1		LaSalle Hotel Properties	30
2		Pennsylvania Real Estate Investment Trust	32

			255

		Total Financials	2,094

		Health Care — 11.2%
		Biotechnology — 2.3%
1		Amgen, Inc. (a)	42
2		Biogen Idec, Inc. (a)	141
1		Cephalon, Inc. (a)	89
–	(h)	Genzyme Corp. (a)	18

			290

		Health Care Equipment & Supplies — 1.5%
3		Kinetic Concepts, Inc. (a)	105
1		Medtronic, Inc.	38
1		Sirona Dental Systems, Inc. (a)	54

			197

		Health Care Providers & Services — 3.5%
2		Aetna, Inc.	70
3		AmerisourceBergen Corp.	112
2		Humana, Inc. (a)	85
5		UnitedHealth Group, Inc.	173

			440

		Life Sciences Tools & Services — 0.2%
1		Thermo Fisher Scientific, Inc. (a)	28

		Pharmaceuticals — 3.7%
2		Endo Pharmaceuticals Holdings, Inc. (a)	66
1		Hospira, Inc. (a)	61
14		Pfizer, Inc.	243

SHARES		SECURITY DESCRIPTION	VALUE($)

		Pharmaceuticals — Continued
5		Warner Chilcott plc, (Ireland), Class A	106

			476

		Total Health Care	1,431

		Industrials — 9.8%
		Aerospace & Defense — 1.9%
3		General Dynamics Corp.	243

		Airlines — 1.0%
4		Delta Air Lines, Inc. (a)	44
3		United Continental Holdings, Inc. (a)	81

			125

		Commercial Services & Supplies — 0.3%
2		R.R. Donnelley & Sons Co.	31

		Machinery — 6.0%
2		Cummins, Inc.	256
3		Eaton Corp.	271
1		Gardner Denver, Inc.	93
1		Joy Global, Inc.	43
2		Timken Co.	104

			767

		Road & Rail — 0.6%
1		Norfolk Southern Corp.	75

		Total Industrials	1,241

		Information Technology — 17.9%
		Communications Equipment — 0.8%
2		QUALCOMM, Inc.	107

		Computers & Peripherals — 5.9%
1		Apple, Inc. (a)	331
4		EMC Corp. (a)	90
5		Hewlett-Packard Co.	203
2		Lexmark International, Inc., Class A (a)	80
1		SanDisk Corp. (a)	40

			744

		Internet Software & Services — 1.0%
4		EarthLink, Inc.	30
3		IAC/InterActiveCorp. (a)	99

			129

		IT Services — 2.4%
2		Acxiom Corp. (a)	38
2		Alliance Data Systems Corp. (a)	117
2		Computer Sciences Corp.	76
1		CSG Systems International, Inc. (a)	23
–	(h)	International Business Machines Corp.	33
1		VeriFone Systems, Inc. (a)	21

			308

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Office Electronics — 0.7%
8	Xerox Corp.	93

	Semiconductors & Semiconductor Equipment — 1.8%
2	Intel Corp.	46
3	Marvell Technology Group Ltd., (Bermuda) (a)	59
2	Novellus Systems, Inc. (a)	65
2	Skyworks Solutions, Inc. (a)	65

		235

	Software — 5.3%
1	Fair Isaac Corp.	30
16	Microsoft Corp.	438
6	Oracle Corp.	201

		669

	Total Information Technology	2,285

	Materials — 5.1%
	Chemicals — 3.6%
1	Celanese Corp., Class A	42
2	E.l. du Pont de Nemours & Co.	108
1	Eastman Chemical Co.	42
1	Lubrizol Corp.	99
2	PPG Industries, Inc.	160

		451

	Metals & Mining — 1.5%
1	Cliffs Natural Resources, Inc.	74
1	Freeport-McMoRan Copper & Gold, Inc.	120

		194

	Total Materials	645

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.8%
5	AT&T, Inc.	140
3	CenturyLink, Inc.	143

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
10	Qwest Communications International, Inc.	73

	Total Telecommunication Services	356

	Utilities — 3.0%
	Electric Utilities — 0.3%
1	El Paso Electric Co. (a)	38

	Gas Utilities — 1.5%
1	AGL Resources, Inc.	43
2	Energen Corp.	89
2	UGI Corp.	67

		199
	Independent Power Producers & Energy Traders — 0.6%
3	Constellation Energy Group, Inc.	80

	Multi-Utilities — 0.6%
2	DTE Energy Co.	71

	Total Utilities	388

	Total Common Stocks (Cost $9,995)	12,372

Short-Term Investment — 2.8%
	Investment Company — 2.8%
357	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $357)	357
	Total Investments — 100.0% (Cost $10,352)	12,729
	Liabilities in Excess of Other Assets — 0.0% (g)	—	(h)

	NET ASSETS — 100.0%	$12,729

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
6	E-mini S&P 500	03/18/11	$376	$9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.5%
	Consumer Discretionary — 8.2%
	Auto Components — 0.2%
12	Autoliv, Inc., (Sweden) (c)	912

	Automobiles — 0.5%
56	General Motors Co. (a)	2,046

	Hotels, Restaurants & Leisure — 0.9%
35	Darden Restaurants, Inc.	1,602
62	Wyndham Worldwide Corp.	1,867

		3,469

	Household Durables — 0.4%
19	Whirlpool Corp.	1,652

	Media — 4.6%
215	CBS Corp., Class B	4,090
75	Gannett Co., Inc. (c)	1,138
94	Time Warner Cable, Inc.	6,220
113	Time Warner, Inc.	3,636
92	Viacom, Inc., Class B	3,652

		18,736

	Multiline Retail — 0.3%
50	Macy’s, Inc.	1,262

	Specialty Retail — 1.3%
8	AutoZone, Inc. (a)	2,099
58	GameStop Corp., Class A (a) (c)	1,334
42	Signet Jewelers Ltd., (Bermuda) (a)	1,814

		5,247

	Total Consumer Discretionary	33,324

	Consumer Staples — 7.8%
	Beverages — 0.7%
88	Constellation Brands, Inc., Class A (a)	1,945
15	Molson Coors Brewing Co., Class B	758

		2,703

	Food & Staples Retailing — 1.4%
107	Kroger Co. (The)	2,381
32	Safeway, Inc.	720
118	SUPERVALU, Inc.	1,134
27	Wal-Mart Stores, Inc.	1,440

		5,675

	Food Products — 0.4%
89	Tyson Foods, Inc., Class A	1,538

	Household Products — 2.4%
21	Energizer Holdings, Inc. (a)	1,546
92	Kimberly-Clark Corp.	5,806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — Continued
40	Procter & Gamble Co. (The)	2,573

		9,925

	Personal Products — 0.6%
35	Herbalife Ltd., (Cayman Islands)	2,406

	Tobacco — 2.3%
187	Altria Group, Inc.	4,615
56	Lorillard, Inc.	4,571

		9,186

	Total Consumer Staples	31,433

	Energy — 13.3%
	Energy Equipment & Services — 1.2%
20	Helmerich & Payne, Inc.	960
60	National Oilwell Varco, Inc.	4,049

		5,009

	Oil, Gas & Consumable Fuels — 12.1%
25	Anadarko Petroleum Corp.	1,904
27	Apache Corp.	3,196
174	Chevron Corp.	15,864
99	ConocoPhillips	6,735
80	Devon Energy Corp.	6,312
70	Occidental Petroleum Corp.	6,828
282	Valero Energy Corp.	6,515
13	Whiting Petroleum Corp. (a)	1,570

		48,924

	Total Energy	53,933

	Financials — 26.7%
	Capital Markets — 3.7%
119	Ameriprise Financial, Inc.	6,843
32	Goldman Sachs Group, Inc. (The)	5,322
112	Morgan Stanley	3,046

		15,211

	Commercial Banks — 6.1%
107	BB&T Corp. (c)	2,805
245	Huntington Bancshares, Inc.	1,683
114	PNC Financial Services Group, Inc.	6,921
74	Regions Financial Corp.	515
67	SunTrust Banks, Inc.	1,962
348	Wells Fargo & Co.	10,789

		24,675

	Consumer Finance — 1.5%
142	Capital One Financial Corp.	6,052

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 5.6%
750	Bank of America Corp.	10,008
2,660	Citigroup, Inc. (a)	12,584

		22,592

	Insurance — 6.9%
94	ACE Ltd., (Switzerland)	5,830
22	Allied World Assurance Co. Holdings Ltd., (Switzerland)	1,305
42	Endurance Specialty Holdings Ltd., (Bermuda)	1,912
69	Hartford Financial Services Group, Inc.	1,838
87	Lincoln National Corp.	2,419
22	MetLife, Inc.	969
62	Protective Life Corp.	1,644
102	Prudential Financial, Inc.	5,965
74	Travelers Cos., Inc. (The) (c)	4,123
86	XL Group plc, (Ireland)	1,876

		27,881

	Real Estate Investment Trusts (REITs) — 2.5%
14	Alexandria Real Estate Equities, Inc.	1,048
163	Brandywine Realty Trust	1,899
53	Douglas Emmett, Inc. (m)	878
33	Entertainment Properties Trust	1,531
22	Equity Residential	1,164
13	Mack-Cali Realty Corp.	413
15	Public Storage	1,531
15	Simon Property Group, Inc.	1,519

		9,983

	Thrifts & Mortgage Finance — 0.4%
90	New York Community Bancorp, Inc. (c)	1,704

	Total Financials	108,098

	Health Care — 11.7%
	Biotechnology — 1.3%
63	Amgen, Inc. (a)	3,459
25	Cephalon, Inc. (a) (c)	1,512
4	Genzyme Corp. (a)	285

		5,256

	Health Care Equipment & Supplies — 1.3%
29	Cooper Cos., Inc. (The) (c)	1,623
40	Kinetic Concepts, Inc. (a)	1,654
16	Medtronic, Inc.	586
27	Zimmer Holdings, Inc. (a)	1,471

		5,334

	Health Care Providers & Services — 2.7%
42	CIGNA Corp.	1,532

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
40	Coventry Health Care, Inc. (a)	1,059
25	Humana, Inc. (a)	1,390
196	UnitedHealth Group, Inc.	7,074

		11,055

	Pharmaceuticals — 6.4%
49	Eli Lilly & Co.	1,703
42	Endo Pharmaceuticals Holdings, Inc. (a)	1,482
195	Merck & Co., Inc.	7,020
809	Pfizer, Inc.	14,161
59	Warner Chilcott plc, (Ireland), Class A	1,328

		25,694

	Total Health Care	47,339

	Industrials — 9.4%
	Aerospace & Defense — 1.9%
108	General Dynamics Corp.	7,628

	Airlines — 0.3%
53	United Continental Holdings, Inc. (a)	1,265

	Commercial Services & Supplies — 0.3%
77	R.R. Donnelley & Sons Co.	1,352

	Electrical Equipment — 0.3%
22	Thomas & Betts Corp. (a)	1,043

	Industrial Conglomerates — 2.7%
400	General Electric Co.	7,317
88	Tyco International Ltd., (Switzerland)	3,638

		10,955

	Machinery — 2.8%
12	Cummins, Inc.	1,298
43	Eaton Corp.	4,396
10	Joy Global, Inc.	824
40	Parker Hannifin Corp.	3,452
33	Timken Co.	1,575

		11,545

	Road & Rail — 1.1%
15	CSX Corp.	995
55	Norfolk Southern Corp.	3,471

		4,466

	Total Industrials	38,254

	Information Technology — 6.3%
	Communications Equipment — 0.5%
44	QUALCOMM, Inc.	2,182

	Computers & Peripherals — 0.7%
37	Lexmark International, Inc., Class A (a) (c)	1,292
12	SanDisk Corp. (a)	588

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	31

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — Continued
60	Seagate Technology plc, (Ireland) (a)	905

		2,785

	Internet Software & Services — 0.1%
12	IAC/InterActiveCorp. (a)	347

	IT Services — 2.5%
26	Alliance Data Systems Corp. (a) (c)	1,875
24	Computer Sciences Corp.	1,191
82	Convergys Corp. (a)	1,085
41	International Business Machines Corp.	5,944

		10,095

	Office Electronics — 1.4%
476	Xerox Corp.	5,487

	Semiconductors & Semiconductor Equipment — 0.7%
40	Intersil Corp., Class A (c)	605
26	Marvell Technology Group Ltd., (Bermuda) (a)	488
15	Novellus Systems, Inc. (a)	490
48	NVIDIA Corp. (a)	731
24	Xilinx, Inc.	684

		2,998

	Software — 0.4%
53	Microsoft Corp.	1,491

	Total Information Technology	25,385

	Materials — 3.9%
	Chemicals — 2.5%
43	Celanese Corp., Class A	1,770
124	E.l. du Pont de Nemours & Co.	6,200
5	Eastman Chemical Co.	404
15	Lubrizol Corp.	1,550

		9,924

	Metals & Mining — 1.4%
21	Cliffs Natural Resources, Inc.	1,599
34	Freeport-McMoRan Copper & Gold, Inc.	4,095

		5,694

	Total Materials	15,618

	Telecommunication Services — 5.3%
	Diversified Telecommunication Services — 5.3%
300	AT&T, Inc.	8,823
111	CenturyLink, Inc. (c)	5,117
35	Frontier Communications Corp.	341
204	Verizon Communications, Inc.	7,281

	Total Telecommunication Services	21,562

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 4.9%
	Electric Utilities — 2.7%
206	American Electric Power Co., Inc.	7,419
43	Edison International	1,640
41	Exelon Corp.	1,686

		10,745

	Gas Utilities — 1.5%
39	AGL Resources, Inc.	1,384
63	Energen Corp.	3,040
48	UGI Corp.	1,500

		5,924

	Independent Power Producers & Energy Traders — 0.6%
110	AES Corp. (The) (a)	1,342
41	Constellation Energy Group, Inc.	1,259

		2,601

	Multi-Utilities — 0.1%
17	Alliant Energy Corp.	622

	Total Utilities	19,892

	Total Common Stocks (Cost $325,187)	394,838

Short-Term Investment — 2.8%
	Investment Company — 2.8%
11,431	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $11,431)	11,431

Investment of Cash Collateral for Securities on Loan — 4.3%
	Investment Company — 4.3%
17,317	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $17,317)	17,317

	Total Investments — 104.6% (Cost $353,935)	423,586
	Liabilities in Excess of Other Assets — (4.6)%	(18,681)

	NET ASSETS — 100.0%	$404,905

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
155	E-mini S&P 500	03/18/11	$9,711	$267

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	33

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,450,285	$564,115	$394,866
Investments in affiliates, at value	58,615	30,794	13,287

Total investment securities, at value	1,508,900	594,909	408,153
Cash	—	5	5
Deposits at broker for futures contracts	1,635	892	515
Receivables:
Investment securities sold	22,472	558	3,363
Fund shares sold	4,443	361	329
Interest and dividends	1,334	447	432
Securities lending income	5	1	6

Total Assets	1,538,789	597,173	412,803

LIABILITIES:
Payables:
Investment securities purchased	7,779	2,079	—
Collateral for securities lending program	44,782	20,192	9,381
Fund shares redeemed	2,423	336	3,161
Variation margin on futures contracts	674	11	55
Accrued liabilities:
Investment advisory fees	824	318	221
Administration fees	146	27	35
Shareholder servicing fees	243	80	32
Distribution fees	18	22	54
Custodian and accounting fees	45	21	24
Trustees’ and Chief Compliance Officer’s fees	7	1	2
Other	236	236	298

Total Liabilities	57,177	23,323	13,263

Net Assets	$1,481,612	$573,850	$399,540

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid in capital	$1,775,455	$964,890	$409,766
Accumulated undistributed (distributions in excess of) net investment income	10,184	(38)	806
Accumulated net realized gains (losses)	(612,235)	(517,607)	(97,132)
Net unrealized appreciation (depreciation)	308,208	126,605	86,100

Total Net Assets	$1,481,612	$573,850	$399,540

NET ASSETS:
Class A	$54,872	$45,426	$136,757
Class B	—	—	11,409
Class C	10,756	19,507	26,938
Class R2	133	72	—
Class R5	170,935	105,239	—
Select Class	1,244,916	403,606	224,436

Total	$1,481,612	$573,850	$399,540

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,408	2,019	9,549
Class B	—	—	883
Class C	476	876	2,083
Class R2	6	3	—
Class R5	7,474	4,676	—
Select Class	54,288	17,848	15,154

Net Asset Value:
Class A — Redemption price per share	$22.79	$22.50	$14.32
Class B — Offering price per share (a)	—	—	12.92
Class C — Offering price per share (a)	22.61	22.28	12.93
Class R2 — Offering and redemption price per share	22.50	22.29	—
Class R5 — Offering and redemption price per share	22.87	22.51	—
Select Class — Offering and redemption price per share	22.93	22.61	14.81
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.05	$23.75	$15.11

Cost of investments in non-affiliates	$1,142,307	$437,638	$308,835
Cost of investments in affiliates	58,615	30,794	13,287
Value of securities on loan	43,528	19,620	9,097

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$12,372		$394,838
Investments in affiliates, at value	357		28,748

Total investment securities, at value	12,729		423,586
Deposits at broker for futures contracts	50		1,215
Receivables:
Fund shares sold	19		625
Interest and dividends	9		455
Securities lending income	—		1
Due from Advisor	2		—

Total Assets	12,809		425,882

LIABILITIES:
Payables:
Investment securities purchased	—		2,909
Collateral for securities lending program	—		17,317
Fund shares redeemed	17		371
Variation margin on futures contracts	—	(a)	12
Accrued liabilities:
Investment advisory fees	—		114
Administration fees	—	(a)	18
Shareholder servicing fees	—		68
Distribution fees	4		39
Custodian and accounting fees	13		18
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Transfer agent fees	9		58
Audit fees	23		25
Registration fees	9		—
Other	5		27

Total Liabilities	80		20,977

Net Assets	$12,729		$404,905

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Intrepid Multi Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$17,600	$460,724
Accumulated undistributed net investment income	86	1,395
Accumulated net realized gains (losses)	(7,343)	(127,132)
Net unrealized appreciation (depreciation)	2,386	69,918

Total Net Assets	$12,729	$404,905

NET ASSETS:
Class A	$9,186	$89,365
Class C	2,529	32,105
Class R2	—	65
Class R5	—	37,712
Class R6	—	54
Select Class	1,014	245,604

Total	$12,729	$404,905

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	480	3,897
Class C	134	1,411
Class R2	—	3
Class R5	—	1,637
Class R6	—	2
Select Class	53	10,677
Net Asset Value:
Class A — Redemption price per share	$19.15	$22.93
Class C — Offering price per share (b)	18.87	22.76
Class R2 — Offering and redemption price per share	—	22.90
Class R5 — Offering and redemption price per share	—	23.04
Class R6 — Offering and redemption price per share	—	23.03
Select Class — Offering and redemption price per share	19.22	23.00
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$20.21	$24.20

Cost of investments in non-affiliates	$9,995	$325,187
Cost of investments in affiliates	357	28,748
Value of securities on loan	—	16,860

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund		Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$—	(a)
Dividend income from non-affiliates	17,579		6,054		3,290
Interest income from affiliates	—	(a)	—	(a)	—	(a)
Dividend income from affiliates	16		5		6
Income from securities lending (net)	99		24		58

Total investment income	17,694		6,083		3,354

EXPENSES:
Investment advisory fees	4,874		1,830		1,249
Administration fees	686		258		176
Distribution fees:
Class A	66		55		163
Class B	—		—		42
Class C	40		74		92
Class R2	—	(a)	—	(a)	—
Shareholder servicing fees:
Class A	66		55		163
Class B	—		—		14
Class C	13		25		31
Class R2	—	(a)	—	(a)	—
Class R5	35		24		—
Select Class	1,621		504		273
Custodian and accounting fees	51		25		34
Professional fees	30		31		25
Trustees’ and Chief Compliance Officer’s fees	8		3		—	(a)
Printing and mailing costs	50		27		44
Registration and filing fees	30		31		32
Transfer agent fees	164		180		197
Other	11		8		4

Total expenses	7,745		3,130		2,539

Less amounts waived	(308)		(292)		(344)
Less earnings credits	—	(a)	—	(a)	—	(a)

Net expenses	7,437		2,838		2,195

Net investment income (loss)	10,257		3,245		1,159

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	93,683		27,313		5,964
Futures	5,788		1,909		2,012

Net realized gain (loss)	99,471		29,222		7,976

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	209,583		97,831		73,475
Futures	257		190		261

Change in net unrealized appreciation (depreciation)	209,840		98,021		73,736

Net realized/unrealized gains (losses)	309,311		127,243		81,712

Change in net assets resulting from operations	$319,568		$130,488		$82,871

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Intrepid Multi Cap Fund		Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$164		$4,444
Dividend income from affiliates	—	(a)	7
Income from securities lending (net)	—		16

Total investment income	164		4,467

EXPENSES:
Investment advisory fees	38		1,114
Administration fees	5		157
Distribution fees:
Class A	11		109
Class C	9		119
Class R2	—		—	(a)
Shareholder servicing fees:
Class A	11		109
Class C	3		40
Class R2	—		—	(a)
Class R5	—		6
Select Class	1		250
Custodian and accounting fees	18		25
Professional fees	25		26
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2
Printing and mailing costs	2		33
Registration and filing fees	19		33
Transfer agent fees	9		195
Other	4		7

Total expenses	155		2,225

Less amounts waived	(59)		(679)
Less earnings credits	—	(a)	—	(a)
Less expense reimbursements	(17)		—

Net expenses	79		1,546

Net investment income (loss)	85		2,921

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	354		6,938
Futures	56		1,963

Net realized gain (loss)	410		8,901

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,037		60,362
Futures	13		267

Change in net unrealized appreciation (depreciation)	2,050		60,629

Net realized/unrealized gains (losses)	2,460		69,530

Change in net assets resulting from operations	$2,545		$72,451

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,257	$15,097	$3,245	$3,797
Net realized gain (loss)	99,471	204,920	29,222	93,509
Change in net unrealized appreciation (depreciation)	209,840	42,463	98,021	(1,091)

Change in net assets resulting from operations	319,568	262,480	130,488	96,215

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(402)	(1,088)	(275)	(357)
Class C
From net investment income	(18)	(200)	(16)	(50)
Class R2
From net investment income	(1)	(1)	— (a)	— (a)
Class R5
From net investment income	(2,018)	(1,731)	(1,104)	(1,042)
Select Class
From net investment income	(12,491)	(29,202)	(3,481)	(4,490)

Total distributions to shareholders	(14,930)	(32,222)	(4,876)	(5,939)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(247,464)	(404,176)	(96,718)	(187,197)

NET ASSETS:
Change in net assets	57,174	(173,918)	28,894	(96,921)
Beginning of period	1,424,438	1,598,356	544,956	641,877

End of period	$1,481,612	$1,424,438	$573,850	$544,956

Accumulated undistributed (distributions in excess of) net investment income	$10,184	$14,857	$(38)	$1,593

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,159	$2,946	$85	$24
Net realized gain (loss)	7,976	(371)	410	1,470
Change in net unrealized appreciation (depreciation)	73,736	81,134	2,050	100

Change in net assets resulting from operations	82,871	83,709	2,545	1,594

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(86)	(889)	(20)	(89)
Class B
From net investment income	—	(19)	—	—
Class C
From net investment income	—	(35)	—	(24)
Select Class
From net investment income	(253)	(2,212)	(4)	(13)

Total distributions to shareholders	(339)	(3,155)	(24)	(126)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(38,675)	(83,949)	(494)	(834)

NET ASSETS:
Change in net assets	43,857	(3,395)	2,027	634
Beginning of period	355,683	359,078	10,702	10,068

End of period	$399,540	$355,683	$12,729	$10,702

Accumulated undistributed (distributions in excess of) net investment income	$806	$(14)	$86	$25

SEE NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,921	$2,952
Net realized gain (loss)	8,901	17,580
Change in net unrealized appreciation (depreciation)	60,629	16,802

Change in net assets resulting from operations	72,451	37,334

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(352)	(871)
Class C
From net investment income	(89)	(156)
Class R2
From net investment income	— (a)	— (a)
Class R5
From net investment income	(99)	(162)
Select Class
From net investment income	(1,004)	(1,736)

Total distributions to shareholders	(1,544)	(2,925)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	65,612	10,685

NET ASSETS:
Change in net assets	136,519	45,094
Beginning of period	268,386	223,292

End of period	$404,905	$268,386

Accumulated undistributed net investment income	$1,395	$18

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,816	$4,369	$2,266	$7,249
Dividends and distributions reinvested	357	963	257	325
Cost of shares redeemed	(8,069)	(19,805)	(8,137)	(23,950)

Change in net assets from Class A capital transactions	$(5,896)	$(14,473)	$(5,614)	$(16,376)

Class C
Proceeds from shares issued	$127	$756	$243	$1,307
Dividends and distributions reinvested	17	182	14	41
Cost of shares redeemed	(1,823)	(3,553)	(4,060)	(7,508)

Change in net assets from Class C capital transactions	$(1,679)	$(2,615)	$(3,803)	$(6,160)

Class R2
Proceeds from shares issued	$4	$58	$—	$—
Dividends and distributions reinvested	— (a)	1	— (a)	— (a)
Cost of shares redeemed	— (a)	(1)	—	—

Change in net assets from Class R2 capital transactions	$4	$58	$— (a)	$— (a)

Class R5
Proceeds from shares issued	$40,400	$49,424	$9,164	$14,831
Dividends and distributions reinvested	2,018	1,613	1,104	1,016
Cost of shares redeemed	(4,423)	(39,348)	(12,933)	(13,433)

Change in net assets from Class R5 capital transactions	$37,995	$11,689	$(2,665)	$2,414

Select Class
Proceeds from shares issued	$34,145	$222,290	$13,233	$75,865
Dividends and distributions reinvested	932	829	223	643
Cost of shares redeemed	(312,965)	(621,954)	(98,092)	(243,583)

Change in net assets from Select Class capital transactions	$(277,888)	$(398,835)	$(84,636)	$(167,075)

Total change in net assets from capital transactions	$(247,464)	$(404,176)	$(96,718)	$(187,197)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	87	220	113	381
Reinvested	16	48	12	17
Redeemed	(389)	(1,000)	(402)	(1,253)

Change in Class A Shares	(286)	(732)	(277)	(855)

Class C
Issued	6	39	12	69
Reinvested	1	9	1	2
Redeemed	(89)	(182)	(200)	(403)

Change in Class C Shares	(82)	(134)	(187)	(332)

Class R2
Issued	— (a)	3	—	—
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	— (a)	— (a)	—	—

Change in Class R2 Shares	— (a)	3	— (a)	— (a)

Class R5
Issued	1,957	2,456	456	777
Reinvested	89	79	49	52
Redeemed	(206)	(2,057)	(657)	(706)

Change in Class R5 Shares	1,840	478	(152)	123

Select Class
Issued	1,626	11,130	647	3,984
Reinvested	41	41	10	33
Redeemed	(14,796)	(31,326)	(4,874)	(13,172)

Change in Select Class Shares	(13,129)	(20,155)	(4,217)	(9,155)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,650	$27,139	$845	$3,508
Dividends and distributions reinvested	80	833	19	85
Cost of shares redeemed	(21,230)	(36,075)	(970)	(3,633)

Change in net assets from Class A capital transactions	$(11,500)	$(8,103)	$(106)	$(40)

Class B
Proceeds from shares issued	$94	$377	$—	$—
Dividends and distributions reinvested	—	18	—	—
Cost of shares redeemed	(1,875)	(3,832)	—	—

Change in net assets from Class B capital transactions	$(1,781)	$(3,437)	$—	$—

Class C
Proceeds from shares issued	$3,218	$7,721	$113	$739
Dividends and distributions reinvested	—	31	—	18
Cost of shares redeemed	(3,732)	(5,577)	(412)	(1,176)

Change in net assets from Class C capital transactions	$(514)	$2,175	$(299)	$(419)

Select Class
Proceeds from shares issued	$8,372	$43,362	$33	$59
Dividends and distributions reinvested	46	405	1	3
Cost of shares redeemed	(33,298)	(118,351)	(123)	(437)

Change in net assets from Select Class capital transactions	$(24,880)	$(74,584)	$(89)	$(375)

Total change in net assets from capital transactions	$(38,675)	$(83,949)	$(494)	$(834)

SHARE TRANSACTIONS:
Class A
Issued	746	2,300	49	209
Reinvested	6	70	1	5
Redeemed	(1,635)	(3,035)	(56)	(218)

Change in Class A Shares	(883)	(665)	(6)	(4)

Class B
Issued	8	36	—	—
Reinvested	—	2	—	—
Redeemed	(164)	(360)	—	—

Change in Class B Shares	(156)	(322)	—	—

Class C
Issued	270	715	7	45
Reinvested	—	3	—	1
Redeemed	(319)	(520)	(24)	(75)

Change in Class C Shares	(49)	198	(17)	(29)

Select Class
Issued	603	3,545	2	4
Reinvested	3	34	— (a)	— (a)
Redeemed	(2,408)	(9,482)	(7)	(28)

Change in Select Class Shares	(1,802)	(5,903)	(5)	(24)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,500	$13,994
Dividends and distributions reinvested	338	833
Cost of shares redeemed	(15,468)	(36,453)

Change in net assets from Class A capital transactions	$(10,630)	$(21,626)

Class C
Proceeds from shares issued	$742	$5,079
Dividends and distributions reinvested	64	113
Cost of shares redeemed	(5,501)	(11,379)

Change in net assets from Class C capital transactions	$(4,695)	$(6,187)

Class R2
Proceeds from shares issued	$—	$—
Dividends and distributions reinvested	— (a)	— (a)

Change in net assets from Class R2 capital transactions	$— (a)	$— (a)

Class R5
Proceeds from shares issued	$16,476	$10,307
Dividends and distributions reinvested	99	162
Cost of shares redeemed	(1,469)	(1,189)

Change in net assets from Class R5 capital transactions	$15,106	$9,280

Class R6 (b)
Proceeds from shares issued	$50	$—

Change in net assets from Class R6 capital transactions	$50	$—

Select Class
Proceeds from shares issued	$94,388	$70,362
Dividends and distributions reinvested	913	1,466
Cost of shares redeemed	(29,520)	(42,610)

Change in net assets from Select Class capital transactions	$65,781	$29,218

Total change in net assets from capital transactions	$65,612	$10,685

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Intrepid Value Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010

SHARE TRANSACTIONS:
Class A
Issued	217	694
Reinvested	17	42
Redeemed	(738)	(1,857)

Change in Class A Shares	(504)	(1,121)

Class C
Issued	36	258
Reinvested	3	6
Redeemed	(267)	(573)

Change in Class C Shares	(228)	(309)

Class R2
Reinvested	— (a)	— (a)

Change in Class R2 Shares	— (a)	— (a)

Class R5
Issued	763	511
Reinvested	5	8
Redeemed	(70)	(60)

Change in Class R5 Shares	698	459

Class R6 (b)
Issued	2	—

Change in Class R6 Shares	2	—

Select Class
Issued	4,653	3,860
Reinvested	44	73
Redeemed	(1,419)	(2,136)

Change in Select Class Shares	3,278	1,797

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$18.54	$0.11	(e)	$4.31	$4.42	$(0.17)	$—	$(0.17)
Year Ended June 30, 2010	16.41	0.13	(e)	2.35	2.48	(0.35)	—	(0.35)
Year Ended June 30, 2009	24.32	0.22	(e)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2008	29.66	0.18	(e)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)
Year Ended June 30, 2007	25.25	0.18	(e)	4.51	4.69	(0.22)	(0.06)	(0.28)
January 1, 2006 through June 30, 2006(g)	24.27	0.10	(e)	0.88	0.98	—	—	—

Class C
Six Months Ended December 31, 2010 (Unaudited)	18.33	0.06	(e)	4.26	4.32	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(e)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(e)	(7.34)	(7.21)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(e)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)
Year Ended June 30, 2007	25.10	0.04	(e)	4.47	4.51	(0.17)	(0.06)	(0.23)
January 1, 2006 through June 30, 2006(g)	24.19	0.03	(e)	0.88	0.91	—	—	—

Class R2
Six Months Ended December 31, 2010 (Unaudited)	18.36	0.09	(e)	4.25	4.34	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(e)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (h) through June 30, 2009	17.58	0.13	(e)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Six Months Ended December 31, 2010 (Unaudited)	18.65	0.16	(e)	4.34	4.50	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(e)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(e)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(e)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)
Year Ended June 30, 2007	25.34	0.30	(e)	4.53	4.83	(0.30)	(0.06)	(0.36)
May 15, 2006(h) through June 30, 2006(g)	25.58	0.05	(e)	(0.29)	(0.24)	—	—	—

Select Class
Six Months Ended December 31, 2010 (Unaudited)	18.68	0.14	(e)	4.33	4.47	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(e)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(e)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(e)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)
Year Ended June 30, 2007	25.33	0.25	(e)	4.52	4.77	(0.24)	(0.06)	(0.30)
January 1, 2006 through June 30, 2006(g)	24.32	0.13	(e)	0.88	1.01	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	The Fund changed its fiscal year end from December 31 to June 30.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets(a)

Net asset value, end of period	Total return (excludes sales charge)(b)(c)	Net assets, end of period (000’s)	Net expenses(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate(b)

$22.79	23.83%	$54,872	1.24%		1.10%	1.29%	51%
18.54	14.96	49,927	1.25		0.64	1.29	108
16.41	(29.40)	56,213	1.25		1.25	1.32	125
24.32	(13.63)	106,108	1.26	(f)	0.67	1.29	89
29.66	18.67	129,399	1.25		0.65	1.28	81
25.25	4.04	49,795	1.25		0.78	1.29	47

22.61	23.56	10,756	1.74		0.60	1.79	51
18.33	14.37	10,221	1.75		0.14	1.79	108
16.28	(29.78)	11,270	1.75		0.73	1.81	125
24.09	(14.02)	24,579	1.76	(f)	0.16	1.79	89
29.38	18.03	34,576	1.75		0.14	1.78	81
25.10	3.76	9,450	1.75		0.28	1.79	47

22.50	23.64	133	1.49		0.85	1.54	51
18.36	14.68	105	1.50		0.47	1.54	108
16.29	(2.49)	49	1.50		1.30	1.59	125

22.87	24.14	170,935	0.80		1.53	0.84	51
18.65	15.49	105,092	0.80		1.12	0.84	108
16.47	(29.11)	84,934	0.80		1.73	0.87	125
24.46	(13.23)	128,967	0.80		1.15	0.84	89
29.81	19.15	89,464	0.80		1.06	0.83	81
25.34	(0.94)	13,414	0.80		1.36	0.84	47

22.93	23.96	1,244,916	1.00		1.37	1.04	51
18.68	15.28	1,259,093	1.00		0.90	1.04	108
16.51	(29.24)	1,445,890	1.00		1.47	1.06	125
24.47	(13.42)	3,209,267	1.00		0.89	1.03	89
29.80	18.93	5,925,018	1.00		0.91	1.03	81
25.33	4.15	4,427,776	1.00		1.01	1.04	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$17.93	$0.09	(e)	$4.62	$4.71	$(0.14)	$—	$(0.14)
Year Ended June 30, 2010	15.79	0.07	(e)	2.20	2.27	(0.13)	—	(0.13)
Year Ended June 30, 2009	22.03	0.09	(e)	(6.24)	(6.15)	(0.09)	—	(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)
Year Ended June 30, 2007	20.85	0.04	(e)	3.69	3.73	(0.05)	—	(0.05)
January 1, 2006 through June 30, 2006(f)	20.67	0.02	(e)	0.16	0.18	—	—	—

Class C
Six Months Ended December 31, 2010 (Unaudited)	17.70	0.04	(e)	4.56	4.60	(0.02)	—	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(e)	2.18	2.15	(0.04)	—	(0.04)
Year Ended June 30, 2009	21.73	0.01	(e)	(6.15)	(6.14)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	)(e)	3.65	3.58	— (g)	—	— (g)
January 1, 2006 through June 30, 2006(f)	20.59	(0.03	)(e)	0.14	0.11	—	—	—

Class R2
Six Months Ended December 31, 2010 (Unaudited)	17.76	0.07	(e)	4.56	4.63	(0.10)	—	(0.10)
Year Ended June 30, 2010	15.65	0.02	(e)	2.20	2.22	(0.11)	—	(0.11)
November 3, 2008 (h) through June 30, 2009	15.84	0.08	(e)	(0.09)	(0.01)	(0.18)	—	(0.18)

Class R5
Six Months Ended December 31, 2010 (Unaudited)	17.98	0.14	(e)	4.63	4.77	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.83	0.15	(e)	2.22	2.37	(0.22)	—	(0.22)
Year Ended June 30, 2009	22.15	0.16	(e)	(6.28)	(6.12)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	(e)	3.69	3.85	(0.11)	—	(0.11)
May 15, 2006 (h) through June 30, 2006(f)	21.23	0.02	(e)	(0.36)	(0.34)	—	—	—

Select Class
Six Months Ended December 31, 2010 (Unaudited)	18.04	0.12	(e)	4.64	4.76	(0.19)	—	(0.19)
Year Ended June 30, 2010	15.88	0.12	(e)	2.22	2.34	(0.18)	—	(0.18)
Year Ended June 30, 2009	22.15	0.12	(e)	(6.27)	(6.15)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(e)	3.72	3.81	(0.06)	—	(0.06)
January 1, 2006 through June 30, 2006(f)	20.70	0.04	(e)	0.15	0.19	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Fund changed its fiscal year end from December 31 to June 30.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(b)(c)	Net assets, end of period (000’s)	Net expenses(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate(b)

$22.50	26.25%	$45,426	1.24%	0.90%	1.35%	61%
17.93	14.32	41,167	1.25	0.36	1.34	118
15.79	(27.88)	49,749	1.25	0.53	1.37	121
22.03	(8.54)	112,249	1.25	0.07	1.30	130
24.53	17.92	94,384	1.25	0.15	1.30	130
20.85	0.87	17,756	1.25	0.19	1.30	73

22.28	25.98	19,507	1.74	0.40	1.85	61
17.70	13.78	18,827	1.75	(0.14)	1.84	118
15.59	(28.26)	21,746	1.75	0.04	1.87	121
21.73	(9.03)	45,171	1.75	(0.43)	1.80	130
24.28	17.32	38,334	1.75	(0.32)	1.80	130
20.70	0.53	7,844	1.75	(0.30)	1.80	73

22.29	26.08	72	1.50	0.65	1.60	61
17.76	14.04	57	1.50	0.11	1.59	118
15.65	0.07	50	1.50	0.80	1.68	121

22.51	26.53	105,239	0.80	1.35	0.90	61
17.98	14.79	86,795	0.80	0.81	0.89	118
15.83	(27.55)	74,460	0.80	0.99	0.92	121
22.15	(8.15)	154,884	0.80	0.52	0.85	130
24.63	18.46	132,234	0.80	0.68	0.85	130
20.89	(1.60)	9,752	0.80	0.94	0.88	73

22.61	26.40	403,606	1.00	1.17	1.10	61
18.04	14.64	398,110	1.00	0.61	1.09	118
15.88	(27.72)	495,872	1.00	0.66	1.10	121
22.15	(8.36)	1,914,001	1.00	0.32	1.05	130
24.64	18.27	1,956,616	1.00	0.40	1.05	130
20.89	0.92	1,226,474	1.00	0.42	1.05	73

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$11.54	$0.03	(e)	$2.76		$2.79	$(0.01)	$—	$(0.01)
Year Ended June 30, 2010	9.53	0.07	(e)	2.02		2.09	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.39	0.12	(e)	(4.61	)(f)	(4.49)	(0.12)	(0.25)	(0.37)
Year Ended June 30, 2008	18.57	0.04	(e)	(2.37)		(2.33)	(0.05)	(1.80)	(1.85)
Year Ended June 30, 2007	17.33	0.05	(e)	2.94		2.99	(0.06)	(1.69)	(1.75)
Year Ended June 30, 2006	20.61	0.05	(e)	2.97		3.02	(0.05)	(6.25)	(6.30)

Class B
Six Months Ended December 31, 2010 (Unaudited)	10.44	(0.01	)(e)	2.49		2.48	—	—	—
Year Ended June 30, 2010	8.63	(0.01	)(e)	1.84		1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(e)	(4.21	)(f)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.16	(0.05	)(e)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.18	(0.05	)(e)	2.73		2.68	(0.01)	(1.69)	(1.70)
Year Ended June 30, 2006	19.68	(0.06	)(e)	2.81		2.75	—	(6.25)	(6.25)

Class C
Six Months Ended December 31, 2010 (Unaudited)	10.45	(0.01	)(e)	2.49		2.48	—	—	—
Year Ended June 30, 2010	8.64	(0.01	)(e)	1.84		1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(e)	(4.21	)(f)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.17	(0.05	)(e)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.19	(0.05	)(e)	2.74		2.69	(0.02)	(1.69)	(1.71)
Year Ended June 30, 2006	19.68	(0.05	)(e)	2.81		2.76	—	(6.25)	(6.25)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	11.92	0.05	(e)	2.86		2.91	(0.02)	—	(0.02)
Year Ended June 30, 2010	9.84	0.11	(e)	2.08		2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(e)	(4.75	)(f)	(4.60)	(0.14)	(0.25)	(0.39)
Year Ended June 30, 2008	19.09	0.08	(e)	(2.45)		(2.37)	(0.09)	(1.80)	(1.89)
Year Ended June 30, 2007	17.75	0.10	(e)	3.03		3.13	(0.10)	(1.69)	(1.79)
Year Ended June 30, 2006	20.96	0.10	(e)	3.03		3.13	(0.09)	(6.25)	(6.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share and total return.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets(a)

Net asset value, end of period	Total return (excludes sales charge)(b)(c)		Net assets, end of period (000’s)	Net expenses(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate(b)

$14.32	24.17%		$136,757	1.22%	0.53%	1.42%	18%
11.54	21.93		120,375	1.24	0.63	1.43	65
9.53	(30.94	)(f)	105,702	1.24	1.22	1.55	64
14.39	(13.02	)(g)	190,093	1.24	0.23	1.37	109
18.57	18.13		237,337	1.24	0.29	1.36	117
17.33	16.32		165,869	1.23	0.26	1.34	136

12.92	23.75		11,409	1.91	(0.17)	1.92	18
10.44	21.15		10,845	1.93	(0.06)	1.93	65
8.63	(31.38	)(f)	11,745	1.85	0.60	2.04	64
13.11	(13.61	)(g)	22,749	1.83	(0.37)	1.87	109
17.16	17.47		31,601	1.83	(0.30)	1.85	117
16.18	15.59		24,283	1.83	(0.32)	1.84	136

12.93	23.73		26,938	1.91	(0.16)	1.92	18
10.45	21.14		22,273	1.92	(0.06)	1.93	65
8.64	(31.35	)(f)	16,706	1.85	0.61	2.05	64
13.12	(13.60	)(g)	31,298	1.83	(0.36)	1.87	109
17.17	17.47		39,678	1.83	(0.30)	1.86	117
16.19	15.64		22,849	1.83	(0.29)	1.84	136

14.81	24.39		224,436	0.97	0.77	1.17	18
11.92	22.23		202,190	0.99	0.88	1.18	65
9.84	(30.77	)(f)	224,925	0.99	1.48	1.30	64
14.83	(12.89	)(g)	391,384	0.99	0.46	1.12	109
19.09	18.52		646,572	0.99	0.55	1.10	117
17.75	16.61		628,156	0.98	0.49	1.09	136

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Multi Cap Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$15.44	$0.13	(e)	$3.62	$3.75	$(0.04)	$—	$(0.04)
Year Ended June 30, 2010	13.42	0.05	(e)	2.16	2.21	(0.19)	—	(0.19)
Year Ended June 30, 2009	19.88	0.14	(e)	(6.54)	(6.40)	(0.06)	—	(0.06)
Year Ended June 30, 2008	25.22	0.10	(e)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)
Year Ended June 30, 2007	22.30	0.11	(e)	4.47	4.58	(0.11)	(1.55)	(1.66)
January 1, 2006 through June 30, 2006(f)	21.38	0.05	(e)	0.87	0.92	—	—	—

Class C
Six Months Ended December 31, 2010 (Unaudited)	15.22	0.09	(e)	3.56	3.65	—	—	—
Year Ended June 30, 2010	13.27	(0.03	)(e)	2.13	2.10	(0.15)	—	(0.15)
Year Ended June 30, 2009	19.65	0.07	(e)	(6.45)	(6.38)	—	—	—
Year Ended June 30, 2008	24.99	(0.02	)(e)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)(e)	4.44	4.43	(0.06)	(1.55)	(1.61)
January 1, 2006 through June 30, 2006(f)	21.31	—	(e)(h)	0.86	0.86	—	—	—

Select Class
Six Months Ended December 31, 2010 (Unaudited)	15.51	0.15	(e)	3.64	3.79	(0.08)	—	(0.08)
Year Ended June 30, 2010	13.46	0.09	(e)	2.17	2.26	(0.21)	—	(0.21)
Year Ended June 30, 2009	19.97	0.18	(e)	(6.58)	(6.40)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(e)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)
Year Ended June 30, 2007	22.35	0.16	(e)	4.50	4.66	(0.14)	(1.55)	(1.69)
January 1, 2006 through June 30, 2006(f)	21.41	0.07	(e)	0.87	0.94	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Fund changed its fiscal year end from December 31 to June 30.
(g)	Includes interest expense of 0.01%.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets(a)

Net asset value, end of period	Total return (excludes sales charge)(b)(c)	Net assets, end of period (000’s)	Net expenses(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$19.15	24.30%	$9,186	1.25%		1.53%	2.53%	50%
15.44	16.36	7,503	1.25		0.30	2.59	145
13.42	(32.17)	6,582	1.25		1.01	2.60	105
19.88	(17.88)	11,456	1.25		0.43	1.80	108
25.22	21.52	12,967	1.25		0.46	1.83	89
22.30	4.30	4,335	1.25		0.46	2.39	79

18.87	23.98	2,529	1.75		1.02	3.03	50
15.22	15.73	2,302	1.75		(0.21)	3.10	145
13.27	(32.47)	2,384	1.75		0.49	3.07	105
19.65	(18.34)	4,904	1.76	(g)	(0.07)	2.30	108
24.99	20.92	5,408	1.75		(0.04)	2.32	89
22.17	4.04	1,424	1.75		(0.02)	2.90	79

19.22	24.46	1,014	1.00		1.76	2.28	50
15.51	16.65	897	1.00		0.54	2.37	145
13.46	(32.01)	1,102	1.00		1.25	2.17	105
19.97	(17.67)	5,310	1.00		0.60	1.46	108
25.32	21.88	21,877	1.00		0.69	1.59	89
22.35	4.39	15,689	1.00		0.61	2.06	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$18.64	$0.17	(e)	$4.20	$4.37	$(0.08)	$—	$(0.08)
Year Ended June 30, 2010	16.47	0.19	(e)	2.17	2.36	(0.19)	—	(0.19)
Year Ended June 30, 2009	23.48	0.37	(e)	(7.00)	(6.63)	(0.38)	—	(0.38)
Year Ended June 30, 2008	29.19	0.36	(e)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)
Year Ended June 30, 2007	24.78	0.34	(e)	4.66	5.00	(0.30)	(0.29)	(0.59)
January 1, 2006 through June 30, 2006(f)	22.94	0.15	(e)	1.81	1.96	(0.12)	—	(0.12)

Class C
Six Months Ended December 31, 2010 (Unaudited)	18.53	0.12	(e)	4.17	4.29	(0.06)	—	(0.06)
Year Ended June 30, 2010	16.37	0.09	(e)	2.16	2.25	(0.09)	—	(0.09)
Year Ended June 30, 2009	23.37	0.28	(e)	(6.97)	(6.69)	(0.31)	—	(0.31)
Year Ended June 30, 2008	29.05	0.23	(e)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2007	24.69	0.20	(e)	4.64	4.84	(0.19)	(0.29)	(0.48)
January 1, 2006 through June 30, 2006(f)	22.89	0.10	(e)	1.79	1.89	(0.09)	—	(0.09)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	18.63	0.14	(e)	4.20	4.34	(0.07)	—	(0.07)
Year Ended June 30, 2010	16.46	0.14	(e)	2.17	2.31	(0.14)	—	(0.14)
November 3, 2008(g) through June 30, 2009	18.03	0.21	(e)	(1.53)	(1.32)	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2010 (Unaudited)	18.71	0.21	(e)	4.22	4.43	(0.10)	—	(0.10)
Year Ended June 30, 2010	16.53	0.27	(e)	2.19	2.46	(0.28)	—	(0.28)
Year Ended June 30, 2009	23.54	0.45	(e)	(7.02)	(6.57)	(0.44)	—	(0.44)
Year Ended June 30, 2008	29.26	0.46	(e)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)
Year Ended June 30, 2007	24.82	0.48	(e)	4.64	5.12	(0.39)	(0.29)	(0.68)
May 15, 2006(g) through June 30, 2006(f)	24.84	0.05	(e)	0.01	0.06	(0.08)	—	(0.08)

Class R6
November 30, 2010(g) through December 31, 2010	21.27	0.03	(e)	1.73	1.76	—	—	—

Select Class
Six Months Ended December 31, 2010 (Unaudited)	18.70	0.19	(e)	4.21	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2010	16.51	0.24	(e)	2.19	2.43	(0.24)	—	(0.24)
Year Ended June 30, 2009	23.54	0.41	(e)	(7.03)	(6.62)	(0.41)	—	(0.41)
Year Ended June 30, 2008	29.26	0.43	(e)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)
Year Ended June 30, 2007	24.82	0.41	(e)	4.66	5.07	(0.34)	(0.29)	(0.63)
January 1, 2006 through June 30, 2006(f)	22.97	0.17	(e)	1.82	1.99	(0.14)	—	(0.14)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Fund changed its fiscal year end from December 31 to June 30.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.93	23.51%	$89,365	0.99%	1.61%	1.43%	44%
18.64	14.23	82,062	1.11	0.95	1.44	113
16.47	(28.20)	90,931	1.25	2.06	1.54	107
23.48	(17.73)	162,876	1.25	1.33	1.42	78
29.19	20.30	211,761	1.25	1.23	1.42	59
24.78	8.55	21,757	1.25	1.27	1.75	53

22.76	23.18	32,105	1.49	1.11	1.93	44
18.53	13.70	30,368	1.61	0.45	1.94	113
16.37	(28.57)	31,875	1.75	1.56	2.04	107
23.37	(18.13)	58,298	1.75	0.84	1.92	78
29.05	19.72	70,162	1.75	0.72	1.92	59
24.69	8.26	8,013	1.75	0.79	2.25	53

22.90	23.35	65	1.24	1.35	1.68	44
18.63	13.98	53	1.36	0.70	1.69	113
16.46	(7.15)	46	1.50	2.02	1.87	107

23.04	23.76	37,712	0.60	1.94	0.97	44
18.71	14.75	17,566	0.66	1.37	0.99	113
16.53	(27.87)	7,933	0.80	2.50	1.10	107
23.54	(17.34)	11,733	0.80	1.68	0.94	78
29.26	20.81	41,768	0.80	1.67	0.96	59
24.82	0.23	15	0.80	1.73	1.22	53

23.03	8.27	54	0.54	1.51	0.90	44

23.00	23.57	245,604	0.80	1.81	1.18	44
18.70	14.61	138,337	0.86	1.20	1.19	113
16.51	(28.07)	92,507	1.00	2.31	1.30	107
23.54	(17.51)	130,928	1.00	1.60	1.17	78
29.26	20.60	120,346	1.00	1.49	1.17	59
24.82	8.66	42,636	1.00	1.44	1.51	53

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to a Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Multi Cap Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

Class R6 shares commenced operations on November 30, 2010 for the Intrepid Value Fund.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid America Fund
Total Investments in Securities #	$1,508,900	$—	$—	$1,508,900

Appreciation in Other Financial Instruments
Futures Contracts	$230	$—	$—	$230

Intrepid Growth Fund
Total Investments in Securities #	$594,909	$—	$—	$594,909

Appreciation in Other Financial Instruments
Futures Contracts	$128	$—	$—	$128

Intrepid Mid Cap Fund
Total Investments in Securities ##	$407,856	$297	$—	$408,153

Appreciation in Other Financial Instruments
Futures Contracts	$69	$—	$—	$69

Intrepid Multi Cap Fund
Total Investments in Securities #	$12,729	$—	$—	$12,729

Appreciation in Other Financial Instruments
Futures Contracts	$9	$—	$—	$9

Intrepid Value Fund
Total Investments in Securities #	$423,586	$—	$—	$423,586

Appreciation in Other Financial Instruments
Futures Contracts	$267	$—	$—	$267

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2010.

B. Futures Contracts — The Funds use index futures contracts to gain exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s derivatives activities during the six months ended December 31, 2010 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Multi Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$23,008	$7,385	$8,558	$374	$10,438
Ending Notional Balance Long	28,193	9,398	7,967	376	9,711

C. Securities Lending — Each Fund (except Intrepid Multi Cap Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund. JPMorgan Chase Bank, N.A. (“JPMCB”), serves as lending agent for Intrepid Mid Cap Fund pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Intrepid America Fund	$69
Intrepid Growth Fund	31
Intrepid Mid Cap Fund	6
Intrepid Value Fund	18

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of the loaned U.S. dollar-denominated securities and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Intrepid America Fund	$43,528	$44,782	$44,782
Intrepid Growth Fund	19,620	20,192	20,192
Intrepid Mid Cap Fund	9,097	9,381	9,381
Intrepid Value Fund	16,860	17,317	17,317

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM and JPMorgan Investment Advisors Inc., previous advisor to certain Funds (collectively the “Advisors”) waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid America Fund	$36
Intrepid Growth Fund	16
Intrepid Mid Cap Fund	8
Intrepid Value Fund	10

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the six months ended December 31, 2010 (amounts in thousands):

Lending Agent Fees Incurred
Intrepid Mid Cap Fund	$2

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.65% of the Funds’ average daily net assets.

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2010, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$1	$—	(a)
Intrepid Growth Fund	2	—	(a)
Intrepid Mid Cap Fund	30	18
Intrepid Multi Cap Fund	1	—	(a)
Intrepid Value Fund	4	1

(a)	Amount rounds to less than $1,000.

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	n/a	1.00%
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	n/a	1.00
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	n/a	0.99
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	n/a	1.00
Intrepid Value Fund	0.95	n/a	1.45	1.20	0.60	0.55%	0.80

Prior to September 1, 2010, the contractual expense limitations for the Intrepid Value Fund were 1.09%, 1.59%, 1.34%, 0.64% and 0.84% for Class A, Class C, Class R2, Class R5 and Select Class shares, respectively.

Except as noted above, the contractual expense limitation agreements were in effect for the six months ended December 31, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011.

For the six months ended December 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Intrepid America Fund	$—	$—	$279	$279	$—
Intrepid Growth Fund	—	141	141	282	—
Intrepid Mid Cap Fund	—	—	337	337	—
Intrepid Multi Cap Fund	38	5	16	59	17
Intrepid Value Fund	510	96	64	670	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

The amounts of waivers resulting from investments in the money market funds for the six months ended December 31, 2010 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) were as follows (amounts in thousands):

Intrepid America Fund	$29
Intrepid Growth Fund	10
Intrepid Mid Cap Fund	7
Intrepid Multi Cap Fund	—	(a)
Intrepid Value Fund	9

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid America Fund	$727,054	$956,019	$—	$—
Intrepid Growth Fund	329,644	416,293	—	—
Intrepid Mid Cap Fund	67,549	102,134	221	520
Intrepid Multi Cap Fund	5,612	5,755	—	—
Intrepid Value Fund	208,701	140,783	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$1,200,922	$311,412	$3,434	$307,978
Intrepid Growth Fund	468,432	128,375	1,898	126,477
Intrepid Mid Cap Fund	322,122	96,070	10,039	86,031
Intrepid Multi Cap Fund	10,352	2,395	18	2,377
Intrepid Value Fund	353,935	70,462	811	69,651

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d) (1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Intrepid America Fund and Intrepid Growth Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	42.4%	11.0%
Intrepid Growth Fund	49.9	n/a
Intrepid Mid Cap Fund	42.6	n/a

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	67

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any trans- action costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual*	$1,000.00	$1,238.30	$7.00	1.24%
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,235.60	9.80	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R2
Actual*	1,000.00	1,236.40	8.40	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R5
Actual*	1,000.00	1,241.40	4.52	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	1,239.60	5.65	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual*	1,000.00	1,262.50	7.07	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,259.80	9.91	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R2
Actual*	1,000.00	1,260.80	8.55	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R5
Actual*	1,000.00	1,265.30	4.57	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	1,264.00	5.71	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Intrepid Mid Cap Fund
Class A
Actual*	1,000.00	1,241.70	6.89	1.22
Hypothetical*	1,000.00	1,019.06	6.21	1.22
Class B
Actual*	1,000.00	1,237.50	10.77	1.91
Hypothetical*	1,000.00	1,015.58	9.70	1.91
Class C
Actual*	1,000.00	1,237.30	10.77	1.91
Hypothetical*	1,000.00	1,015.58	9.70	1.91
Select Class
Actual*	1,000.00	1,243.90	5.49	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97

Intrepid Multi Cap Fund
Class A
Actual*	1,000.00	1,243.00	7.07	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	1,239.80	9.88	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Select Class
Actual*	1,000.00	1,244.60	5.66	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Intrepid Value Fund
Class A
Actual*	1,000.00	1,235.10	5.58	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class C
Actual*	1,000.00	1,231.80	8.38	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R2
Actual*	1,000.00	1,233.50	6.98	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R5
Actual*	1,000.00	1,237.60	3.38	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Class R6
Actual**	1,000.00	1,082.70	0.48	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Select Class
Actual*	1,000.00	1,235.70	4.51	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 31/365 to reflect the actual period).

70	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to certain Funds until January 1, 2010, when its investment advisory business was transferred to the Advisor, which became the investment adviser for the Funds. The appointment of the Advisor did not change the Funds’ portfolio management team or investment strategies, the investment advisory fees charged to the Funds or the terms of the Funds’ investment advisory agreements (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010) on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of

72	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s performance was in the second and fourth quintiles for Class A shares for the one- and three-year periods ended December 31, 2009, respectively, and in the second, fourth and third quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Growth Fund’s performance was in the third and fourth quintiles for Class A shares for the one- and three-year periods ended December 31, 2009, respectively, and in the third, fourth and second quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance was in the third, fourth and third quintiles for Class A shares and in the third, fourth and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Intrepid Multi Cap Fund’s performance was in the third and fifth quintiles for Class A shares for the one- and three-year periods ended December 31, 2009, respectively, and in the third, fifth and fifth quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Value Fund’s performance was in the third quintile for Class A shares for the one- and three-year periods ended December 31, 2009, respectively, and in the third, third and first quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s net advisory fee for Class A and Select Class shares was in the fourth and fifth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their Universe Group. After

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	73

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Multi Cap Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

74	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	SAN-INT-1210

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the

Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/
Patricia A. Maleski
President and Principal Executive Officer
March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/
Patricia A. Maleski
President and Principal Executive Officer
March 9, 2011

By:	/s/
Joy C. Dowd
Treasurer and Principal Financial Officer
March 9, 2011